Exhibit 10.2

EXECUTION COPY

U.S. $50,000,000

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

by and among

SUMMIT CONSUMER RECEIVABLES FUND, L.P.,
as the Originator

SUMMIT ALTERNATIVE INVESTMENTS, LLC,
as the Servicer

SSPE, LLC,
as the LLC Borrower

SSPE INVESTMENT TRUST I,
as the Trust Borrower

CLST ASSET TRUST II,
as the Trust II Borrower

SUMMIT CONSUMER RECEIVABLES FUND, L.P.,
as a Guarantor

ERIC J. GANGLOFF,
as a Guarantor

FORTRESS CREDIT CORP.,
as a Lender and as the Administrative Agent

U.S. BANK NATIONAL ASSOCIATION,
as the Collateral Custodian

And

LYON FINANCIAL SERVICES, INC.
(d/b/a U.S. BANK PORTFOLIO SERVICES),
as the Backup Servicer

Dated as of December 10, 2008

i

(continued)

(continued)

(continued)

EXHIBITS

EXHIBIT A-1	Form of Borrowing Notice
EXHIBIT A-2	Form of Notice of Reduction of Loans Outstanding
EXHIBIT A-3	Form of Borrowing Base Certificate
EXHIBIT B-1	Form of A-1 Variable Funding Note
EXHIBIT B-2	Form of A-2 Variable Funding Note
EXHIBIT C	Form of Servicing Report
EXHIBIT D-1	Form of Officer’s Certificate as to Solvency (LLC Borrower)
EXHIBIT D-2	Form of Officer’s Certificate as to Solvency (Trust Borrower)
EXHIBIT D-3	Form of Officer’s Certificate as to Solvency (Trust II Borrower)
EXHIBIT D-4	Form of Officer’s Certificate as to Solvency (Servicer)
EXHIBIT D-5	Form of Officer’s Certificate as to Solvency (Originator)
EXHIBIT E-1	Form of Officer’s Closing Certificate (LLC Borrower)
EXHIBIT E-2	Form of Officer’s Closing Certificate (Trust Borrower)
EXHIBIT E-3	Form of Officer’s Closing Certificate (Trust II Borrower)
EXHIBIT E-4	Form of Officer’s Closing Certificate (Servicer)
EXHIBIT E-5	Form of Officer’s Closing Certificate (Originator)
EXHIBIT F-1	Form of Power of Attorney (LLC Borrower)
EXHIBIT F-2	Form of Power of Attorney (Trust Borrower)
EXHIBIT F-3	Form of Power of Attorney (Trust II Borrower)
EXHIBIT F-4	Form of Power of Attorney (Servicer)
EXHIBIT G	Form of Release of Required Receivable File
EXHIBIT H	Form of Servicer’s Certificate
EXHIBIT I	Form of Joinder Supplement
EXHIBIT J	Form of Backup Servicer Monthly Certification
EXHIBIT K	Form of Collateral Receipt

SCHEDULES

SCHEDULE I	Condition Precedent Documents
SCHEDULE II	Credit and Collection Policy
SCHEDULE III	Location of Required Receivable Files
SCHEDULE IV	Receivable List
SCHEDULE V	SIC Codes
SCHEDULE VI	Approved Lockbox Accounts
SCHEDULE VII	Approved Sellers and Purchase and Sale Agreements
SCHEDULE VIII	Approved Asset/Product Classes
SCHEDULE IX	Approved Sub-Servicers
SCHEDULE X	Concentration Account

ANNEXES

ANNEX A	Addresses for Notices
ANNEX B	Lender Commitments and Percentages

v

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (as amended, modified, waived, supplemented, restated or replaced from time to time, this “Agreement”) is made as of this December 10, 2008, by and among:

(1)                                  SUMMIT CONSUMER RECEIVABLES FUND, L.P., a Delaware limited partnership, as the originator (together with its successors and assigns in such capacity, the “Originator”);

(2)                                  SSPE, LLC, a Delaware limited liability company, as a borrower (together with its successors and assigns in such capacity, the “LLC Borrower”);

(3)                                  SSPE INVESTMENT TRUST I, a Delaware statutory trust, as a borrower (together with its successors and assigns in such capacity, the “Trust Borrower”;

(4)                                  CLST ASSET TRUST II, a Delaware statutory trust, as a borrower (together with its successors and assigns in such capacity, the “Trust II Borrower”, and together with the LLC Borrower and the Trust Borrower, the “Borrowers” and each a “Borrower” in its individual capacity);

(5)                                  SUMMIT CONSUMER RECEIVABLES FUND, L.P., a Delaware limited partnership, as a guarantor (together with its successors and assigns in such capacity, a “Guarantor”);

(6)                                  ERIC J. GANGLOFF, a natural person, as a guarantor (together with his successors and assigns in such capacity, a “Guarantor”, and together with Summit Consumer Receivables Fund, L.P., the “Guarantors”);

(7)                                  FORTRESS CREDIT CORP. (“Fortress”), a Delaware corporation, as a lender (together with its successors and assigns in such capacity, a “Lender”, and together with such other lenders from time to time party hereto, the “Lenders”) and as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”);

(8)                                  SUMMIT ALTERNATIVE INVESTMENTS, LLC, a Nevada limited liability company, as the servicer (together with its successors and assigns in such capacity, the “Servicer”);

(9)                                  LYON FINANCIAL SERVICES, INC. (d/b/a U.S. Bank Portfolio Services), a Minnesota corporation, as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”); and

(10)                            U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”);

R E C I T A L S

WHEREAS, the Originator, the LLC Borrower, the Trust Borrower, the Guarantors, the Lenders, the Administrative Agent, the Servicer, the Backup Servicer and the Collateral Custodian entered into that certain Amended and Restated Revolving Credit Agreement, dated as of August 15, 2008 (the “Amended Agreement”), which they now wish to amend and restate in its entirety hereby to add the Trust II Borrower, as a Borrower, and to make further additional clarifications and amendments to the Amended Agreement as provided herein;

WHEREAS, the Originator, the LLC Borrower, the Guarantors, the Lenders, the Administrative Agent, the Servicer, Spinnaker Consumer Receivables Trust, the Backup Servicer and the Collateral Custodian entered into that certain Revolving Credit Agreement, dated as of September 28, 2007 (the “Original Agreement”), which was amended and restated in its entirety by the Amended Agreement;

WHEREAS, the LLC Borrower has acquired and will from time to time acquire Receivables from the Originator, the Trust Borrower will from time to time acquire Receivables sourced by the Sourcer (as defined herein), and the Trust II Borrower will from time to time acquire Receivables from the Trust Borrower and the LLC Borrower, each pursuant to their separate Sale Agreements;

WHEREAS, the Borrowers have requested the Lenders, and the Lenders have agreed, subject to the terms and conditions contained in this Agreement, to extend financing to the Borrowers on the terms and conditions set forth in this Agreement to be secured by the Collateral (as defined below).

NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITION

Section 1.1.                                          Certain Defined Terms.

Certain capitalized terms used throughout this Agreement are defined in this Section 1.1.  As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings:

“1940 Act”:  The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

“A-1 Variable Funding Note” or “A-1 VFN”:  Defined in Section 2.1.

“A-2 Variable Funding Note” or “A-2 VFN”:  Defined in Section 2.1.

“Account”:  The Collection Account and any sub-accounts thereof deemed appropriate or necessary by the Administrative Agent for convenience in administering such accounts.

“Accrual Period”:  With respect to the Loans, (a) with respect to the first Payment Date, the period from and including the Closing Date to and including the last day of the calendar month preceding the first Payment Date and (b) with respect to any subsequent Payment Date, the preceding calendar month; provided that on the date of any repayment of the Loans, the Accrual Period shall extend to the date of repayment.

“Additional Amount”:  Defined in Section 2.11(a).

“Administrative Agent”:  Defined in the Preamble.

“Affiliate”:  With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person.  For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 25% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided that none of the Originator, Servicer, LLC Borrower, Trust Borrower or any Affiliate thereof shall be considered an Affiliate of the Trust II Borrower.

“Aggregate Outstanding Receivable Balance”:  On any date of determination, the sum of the Outstanding Receivable Balances of all Eligible Receivables on such date.

“Aggregate Unpaids”:  At any time, an amount equal to the sum of the unpaid Loans Outstanding, Interest and all other amounts owed by the Borrowers to the Servicer, the Backup Servicer, the Collateral Custodian and the Secured Parties hereunder or by the Borrowers under any fee letter delivered in connection with the transactions contemplated by this Agreement, in each case, whether due or accrued.

“Amortization Period”:  The period beginning on the day on which the Termination Date is declared or automatically occurs and ending on the Collection Date.

“Applicable Law”:  For any Person or property of such Person, all then-existing (as of any date of determination) laws, rules, regulations (including income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Approved Asset/Product Class”:  An asset or product class identified on Schedule VIII hereto as such Schedule VIII may be updated from time to time at the request of the initial Servicer with the prior written approval of the Administrative Agent (which approval shall not be unreasonably withheld and may be evidenced by an email confirmation).

“Approved Fund”:  Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, that is managed by: (a) a Lender or (b) an Affiliate of a Lender.

“Approved Purchase and Sale Agreement”:  A Purchase and Sale Agreement identified on Schedule VII hereto as such Schedule VII may be updated from time to time at the request of the initial Servicer with the prior written approval of the Administrative Agent (which approval shall not be unreasonably withheld and may be evidenced by an email confirmation).

“Approved Seller”:  A Seller identified on Schedule VII thereto as such Schedule VII may be updated from time to time at the request of the initial Servicer with the prior written approval of the Administrative Agent (which approval shall not be unreasonably withheld and may be evidenced by an email confirmation).

“Available Funds”:  With respect to any Payment Date, all amounts on deposit in the Collection Account (including, without limitation, any Collections and Guarantor Payments).

“Backup Servicer”:  Defined in the Preamble.

“Backup Servicer Fee Letter”:  The Backup Servicer Fee Letter, dated as of the Closing Date, by and between the Servicer and the Backup Servicer.

“Backup Servicer Monthly Certification”:  Defined in Section 7.2(b)(iii).

“Backup Servicer Termination Notice”:  Defined in Section 7.5.

“Backup Servicing Fee”:  The fee set forth as such in the Backup Servicer Fee Letter.

“Backup Servicing Fee Rate”:  0.08% or such other rate consented to in writing by the LLC Borrower, the Backup Servicer and the Administrative Agent.

“Bailee”:  Defined in Section 8.2(b)(i).

“Bankruptcy Code”:  The United States bankruptcy code, as set forth in Title 11 of the United States Code, as amended from time to time.

“Benefit Plan”:  Any “employee benefit plan” as defined in Section 3(3) of ERISA in respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the preceding six years was, an “employer” as defined in Section 3(5) of ERISA.

“Borrower”:  Defined in the Preamble.

“Borrowers”:  Defined in the Preamble.

“Borrowing Base”:  As of any Measurement Date, an amount equal to the sum of (A) the Maximum Advance, plus (B) the amount on deposit on such date in the Collection Account, less all accrued but unpaid interest and fees owed to the Lenders plus all other Carrying Costs.

“Borrowing Base Certificate”:  Each certificate, in the form of Exhibit A, required to be delivered by the Borrowers on each Measurement Date, as applicable.

“Borrowing Base Deficiency”:  The amount (if any) by which the Loans Outstanding exceed the Borrowing Base.

“Borrowing Notice”:  Each notice required to be delivered by the Borrowers in respect of each requested Loan, substantially in the form of Exhibit A-1.

“Business Day”:  Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in New York, New York or the State of Minnesota.

“Carrying Costs”:  As of any Measurement Date, for the most recently ended Collection Period, the sum of (i) Interest, (ii) the Servicing Fee, (iii) the Sub-Servicer Fee, (iv) the Backup Servicing Fee and (v) the Collateral Custodian Fee.

“Certificated Security”:  The meaning specified in Section 8-102(a)(4) of the UCC.

“Change of Control”:  Any of the following:

(a)                                  the failure of Summit Consumer Receivables Fund, L.P., to own, directly or indirectly, 100% of the equity interests in the LLC Borrower free and clear of any Lien (other than Permitted Liens);

(b)                                 the failure of the LLC Borrower, to own, directly or indirectly, 100% of the equity interests in the Trust Borrower free and clear of any Lien (other than Permitted Liens);

(c)                                  the failure of the CLST Asset II, LLC, to own, directly or indirectly, 100% of the equity interests in the Trust II Borrower free and clear of any Lien (other than Permitted Liens); or

(d)                                 any change in the management of the LLC Borrower, the initial Servicer or the Originator (including by resignation, termination, disability or death) the result of which is that (i) Eric Gangloff or (ii) each of Wayne Crane, Charles Valunas and David Hyman is no longer under the employ of Summit Consumer Receivables Fund, L.P. or fails to provide active and material participation in the activities of Summit Consumer Receivables Fund, L.P. (including, but not limited to, general management, underwriting and the credit approval process and credit monitoring activities), for a period of three consecutive calendar months, and in such event, a reputable, experienced individual, reasonably satisfactory to the Administrative Agent, has not been appointed to fulfill the duties of the departing executive within 60 days after the end of such three-month period.

“Change of Tax Law”:  Any change in application or public announcement of an official position under or any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of any jurisdiction, or any political subdivision or taxing authority of any of the foregoing, affecting taxation, or any change in the official application, enforcement or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction), or any other action taken by a taxing authority or court of competent jurisdiction in the relevant jurisdiction.

“Class A Default Ratio”:  As of any date of determination, the percentage equivalent of a fraction, (i) the numerator of which is equal to the product of (a) the Outstanding Receivable Balance of all Class A Receivables that became Defaulted Receivables during the prior Collection Period (less the aggregate amounts deposited into the Collection Account during such Collection Period constituting proceeds from recourse to Sellers with respect to Class A Receivables constituting Defaulted Receivables and the Outstanding Receivable Balance of all Receivables acquired by the Borrowers from Sellers in substitution for Class A Receivables constituting Defaulted Receivables) and (b) 12, and (ii) the denominator of which is the Outstanding Receivable Balance of all Class A Receivables which were Eligible Receivables as of the first day of such Collection Period.

“Class A Delinquency Ratio”:  As of any date of determination, the percentage equivalent of a fraction, (i) the numerator of which is equal to the sum of the Outstanding Receivable Balance of the Class A Receivables that became Delinquent Receivables during the prior Collection Period, and (ii) the denominator of which is equal to the Outstanding Receivable Balance of the Class A Receivables which are Eligible Receivables at such time.

“Class A Maximum Advance”:  On any Measurement Date, an amount equal to the lesser of (A) if such Measurement Date is a Funding Date, the product of  (i) 85% and (ii) the aggregate Purchase Price of the Class A Receivables purchased or acquired by the Borrowers on such Funding Date or (B) the product of (i) 80% and (ii) the aggregate Outstanding Receivable Balance of the pledged Class A Receivables constituting Eligible Receivables as of such Measurement Date.

“Class A Receivable”:  An Eligible Receivable the Obligor of which has a Credit Score of greater than or equal to 650 at the time of origination of such Receivable.

“Class B Default Ratio”:  As of any date of determination, the percentage equivalent of a fraction, (i) the numerator of which is equal to the product of (a) the Outstanding Receivable Balance of all Class B Receivables that became Defaulted Receivables during the prior Collection Period (less the aggregate amounts deposited into the Collection Account during such Collection Period constituting proceeds from recourse to Sellers with respect to Class B Receivables constituting Defaulted Receivables and the Outstanding Receivable Balance of all Receivables acquired by the Borrowers from Sellers in substitution for Class B Receivables constituting Defaulted Receivables) and (b) 12, and (ii) the denominator of which is the Outstanding Receivable Balance of all Class B Receivables which were Eligible Receivables as of the first day of such Collection Period.

“Class B Delinquency Ratio”:  As of any date of determination, the percentage equivalent of a fraction, (i) the numerator of which is equal to the sum of the Outstanding Receivable Balance of the Class B Receivables that became Delinquent Receivables during the prior Collection Period, and (ii) the denominator of which is equal to the Outstanding Receivable Balance of the Class B Receivables which were Eligible Receivables at such time.

“Class B Maximum Advance”: On any Measurement Date, an amount equal to the lesser of (A) if such Measurement Date is a Funding Date, the product of  (i) 75% and (ii) the aggregate Purchase Price of the Class B Receivables purchased or acquired by the Borrowers on such Funding Date or (B) the product of (i) 50% and (ii) the aggregate Outstanding Receivable Balance of the pledged Class B Receivables constituting Eligible Receivables as of such Measurement Date.

“Class B Receivable”:  An Eligible Receivable the Obligor of which has a Credit Score of less than 650 at the time of origination of such Receivable.

“Clearing Agency”:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.

“Clearing Corporation”:  The meaning specified in Section 8-102(a)(5) of the UCC.

“Closing Date”:  September 28, 2007.

“Code”:  The Internal Revenue Code of 1986, as amended from time to time.

“Collateral”:  All right, title, and interest (whether now owned or hereafter acquired or arising, and wherever located) of the Borrowers in all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, and other property of the Borrowers, including the following (in each case excluding any Retained Interest and Excluded Amounts):

(i)                                     the Receivables (regardless of whether any such Receivable has been identified on any Receivables List and regardless of whether any Required Receivable File with respect thereto have been delivered to the Collateral Custodian), and all monies due or to become due in payment under such Receivables, including, but not limited to, all Collections;

(ii)                                  all Related Security with respect to the Receivables referred to in clause (i); and

(iii)                               all income and Proceeds of the foregoing;

it being understood that “Collateral” does not include any Related Security to the extent that the grant of a security interest therein would constitute a violation of any law, regulation, permit, order or decree of any Governmental Authority or a violation of any restriction in favor of a third party (such as software licenses), unless and until all required consents shall have been obtained.

“Collateral Custodian”:  Defined in the Preamble.

“Collateral Custodian Fee”:  The fee set forth as such in the Collateral Custodian Fee Letter.

“Collateral Custodian Fee Letter”:  The Collateral Custodian Fee Letter, dated as of the Closing Date, by and among the LLC Borrower, the Servicer, the Administrative Agent and the Collateral Custodian.

“Collateral Custodian Termination Notice”:  Defined in Section 8.5.

“Collateral Receipt”:  Defined in Section 8.2(b).

“Collection Account”:  Defined in Section 6.4(h).

“Collection Date”:  The date on or following the Termination Date on which the Aggregate Unpaids have been reduced to zero and paid in full.

“Collection Period”:  With respect to the first Payment Date, the period from and including the Closing Date to and including the last day of the calendar month immediately preceding the calendar month in which the first Payment Date occurs; and thereafter, the calendar month immediately preceding the then current Payment Date.

“Collections”:  (a) All cash collections and other cash proceeds of any Receivable, including, without limitation or duplication, any (i) Interest Collections, (ii) Principal Collections, (iii) amendment fees, late fees, prepayment fees or waiver fees payable in accordance with the Underlying Instruments of such Receivable, (iv) Recoveries or (v) other amounts received in respect thereof (but excluding any Excluded Amounts), (b) any cash proceeds or other funds received by the Borrowers or the Servicer with respect to any Related Security (including from any guarantors), (c) all payments from a Seller pursuant to any of its indemnity and repurchase obligations under the related Purchase and Sale Agreement or from any Dealer in connection with its buyback or indemnity obligations under a Dealer Agreement, (d) interest earnings on Permitted Investments or otherwise in any Account, and (e) all payments received under the Guaranties.

“Commitment”:  With respect to each Lender, the commitment of such Lender to make Loans in accordance herewith in an amount not to exceed the dollar amount set forth opposite such Lender’s name on Annex B hereto or the amount set forth as such Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Lender, as applicable, as such Commitment may be adjusted in connection with any assignment under Section 13.16.

“Concentration Account”:  That separate account maintained by the Sourcer at a Concentration Account Bank, subject to the Concentration Account Agreement, for the purpose of receiving Collections, with respect to Receivables acquired by the Trust Borrower pursuant to the Sourcing and Servicing Agreement (including those Receivables sold by the Trust Borrower to the Trust II Borrower pursuant to the Purchase Agreement), from the applicable Lockbox Accounts, the details of which are set forth on Schedule X.  For the avoidance of doubt, all Collections from Receivables acquired by the LLC Borrower pursuant to its Sale Agreement (including those Receivables sold by the LLC Borrower to the Trust II Borrower pursuant to the Purchase Agreement) shall be transferred directly from the applicable Lockbox Accounts to the Collection Account.

“Concentration Account Bank”:  The financial institution listed as Concentration Account Bank on Schedule X.

“Concentration Account Agreement”:  That certain Intercreditor and Concentration Account Administration Agreement, dated as of the Closing Date, among the Sourcer, the Collateral Custodian and such other parties thereto, which pertains to the Concentration Account maintained by the Sourcer.

“Continued Errors”:  Defined in Section 6.13(g).

“Contractual Obligation”:  With respect to any Person, any material provision of any securities issued by such Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject.

“Credit and Collection Policy”:  With respect to the initial Servicer, the written credit policies and procedures manual of Summit Alternative Investments, LLC set forth on Schedule II, as such credit and collection policy may be amended or supplemented from time to time in accordance with Section 5.3(f), or, with respect to the Backup Servicer or any Successor Servicer, the customary collection policies and procedures of such successor Servicer; provided, that if the Administrative Agent has approved the credit and collection policy of the applicable Seller in connection with its approval of such Seller as an “Approved Seller” hereunder or has approved the collection policy of any subservicer hereunder, the “Credit and Collection Policy” shall be the credit and collection policy of such Seller with respect to the Receivables originated by such Seller or the collection policy of such subservicer with respect to the Receivables subserviced by such subservicer.

“Credit Score”: With respect to an Obligor, its applicable FICO Score or other credit score provided by a major credit bureau.

“Dealer”:  A dealer, contractor, vendor or merchant that conveyed goods or services to an Obligor and which originated or created a Receivable on behalf of the Seller and which may have agreed to repurchase any Defaulted Receivables or ineligible Receivables from the Seller pursuant to a Dealer Agreement.

“Dealer Agreement”:  The contractual agreement between a Dealer and the Seller pursuant to which the applicable Dealer originates or creates Receivables on behalf of the Seller.

“Default Rate”:  A per annum interest rate equal to the sum of the applicable LIBOR Rate and 6.50%.

“Defaulted Receivable”:  A Receivable as to which any of the following has occurred:  (i) all or any portion of a contractual payment due under such Receivable is 91 or more days past due, (ii) the payment terms related to such Receivable have been restructured or modified (without the consent of the Administrative Agent, in its sole discretion) in any way due to credit reasons or for the purpose of preventing such Receivable from becoming a Defaulted Receivable after its acquisition by a Borrower, (iii) a charge-off has been taken with respect to such Receivable as a result of a bankruptcy proceeding or otherwise, (iv) the related Obligor is subject to an Insolvency Event (without giving effect to any cure period specified in the definition thereof), (v) the related Obligor is not Solvent, as reasonably determined by the Servicer in accordance with the Credit and Collection Policy, the Servicing Standard or otherwise or (vi) the Servicer has determined (or should have determined) in accordance with the Credit and Collection Policy, the Servicing Standard or otherwise that such Receivable is not collectible.

“Deficiency”:  Has the meaning set forth in Section 8.2(b).

“Delinquent Receivable”: Means a Receivable with respect to which all or any portion of a required payment thereunder is delinquent more than 30 days from the payment due date, but in no event more than 90 days after the payment due date.

“Dollars”:  Means, and the conventional “$” signifies, the lawful currency of the United States.

“Effective Date”: December 10, 2008.

“Eligible Obligor”:  On any Measurement Date, any Obligor that:

(a)                                 is a natural person;

(b)                                 is not an employee, principal, director or equity holder of the applicable Seller, any Borrower, the Originator, the Servicer or the Sub-Servicer; and

(c)                                  as of the date on which such Receivable becomes part of the Collateral, such Obligor has not experienced a material adverse change in its condition, financial or otherwise, such as to affect the collectibility of the Receivable or related collateral, as determined by the Servicer.

“Eligible Receivable”:  On any Measurement Date, each Receivable that satisfies each of the following eligibility requirements (unless otherwise approved by the Administrative Agent in its sole discretion):

(a)                                 at the time of its initial inclusion in the “Collateral” hereunder, such Receivable is not a Delinquent Receivable; provided that a Borrower may acquire a Delinquent Receivable at the sole discretion of the Administrative Agent if such Receivable is acquired at a discount acceptable to the Administrative Agent;

(b)                                 such Receivable, together with the Underlying Instruments related thereto, (i) is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and by principles of equity (whether considered in a suit at law or in equity), (ii) is not subject to any litigation, material dispute or offset and (iii) contains provisions substantially to the effect that the Obligor’s payment obligations thereunder are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason (except as required by Applicable Law) against the applicable originator or any assignee thereof;

(c)                                  such Receivable is denominated and payable only in Dollars (and not in another currency or in kind) in the United States and does not permit the currency or country in which such Receivable is payable to be changed;

(d)                                 such Receivable is not a Defaulted Receivable or a Receivable which would be written off in accordance with the Credit and Collection Policy;

(e)                                  all products and services associated with such Receivable have been sold, delivered, rendered and completed and no further action or event needs to occur in order for such Receivable to be the enforceable obligation of the related Obligor; and, if appropriate, such delivery and completion is evidenced by completion certificates or delivery confirmations from the related Obligor;

(f)                                   the vendor of the products or the service provider of the services associated with such Receivables has been paid in full;

(g)                                  the applicable Borrower is the sole owner of such Receivable and no participation interests have been granted to any Person with respect to such Receivable;

(h)                                 such Receivable was originated in compliance with all Applicable Laws and the related Underlying Instruments comply with all Applicable Laws;

(i)                                     such Receivable is eligible under its Underlying Instruments (giving effect to the provisions of Sections 9-406 and 9-408 of the UCC) to be acquired by the Originator as contemplated by the applicable Purchase and Sale Agreement (if such Receivable is acquired by the Originator prior to transfer to a Borrower) and to be acquired by the applicable Borrower as contemplated by its Sale Agreement and to have a security interest therein granted to the Administrative Agent, as agent for the Secured Parties, and such Receivable does not contain any restrictions that would prohibit the further assignment or transfer of such Receivable by the applicable Borrower;

(j)                                    such Receivable does not contain a confidentiality provision that restricts or purports to restrict the ability of any Secured Party to exercise its rights under this Agreement, including, without limitation, its rights to review the related Servicing File and Underlying Instruments;

(k)                                 such Receivable provides for periodic payments of interest and/or principal no less frequently than monthly and is either (A) fully amortizing over its term or (B) a revolving charge contract (excluding any Retained Interest for such Receivable);

(l)                                     all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the making, acquisition, transfer or performance of such Receivable have, to the applicable Borrower’s and Originator’s knowledge been duly obtained, effected or given and are in full force and effect;

(m)                             such Receivable has not had any of its terms, conditions or provisions amended, modified or waived in any manner inconsistent with the Credit and Collection Policy and has not been restructured at any time for credit reasons;

(n)                                 such Receivable has not been selected for conveyance to the applicable Borrower in any manner adverse to the applicable Borrower or the Secured Parties;

(o)                                 the related Obligor has been instructed to make all payments into a Lockbox Account;

(p)                                 there are no facts, events or occurrences existing which materially impair the validity, enforceability or collectability of such Receivable or reduce the amount payable or delay payment thereunder;

(q)                                 (i) the applicable Borrower has good and marketable title to, and is the sole owner of, such Receivable, (ii) the applicable Borrower has granted to the Administrative Agent a valid first priority perfected security interest, free and clear of all other Liens (other than Permitted Liens), in such Receivable and Related Security, for the benefit of the Secured Parties, and (iii) the Required Receivable File required to be delivered to the Collateral Custodian, with respect to such Receivable, has been delivered to the Collateral Custodian;

(r)                                    the Obligor with respect to such Receivable is an Eligible Obligor;

(s)                                   all information, representations and warranties provided in writing by the applicable Borrower, the Originator and the Servicer with respect to such Receivable are true, correct and complete in all material respects;

(t)                                    the acquisition of such Receivable will not cause the applicable Borrower or the pool of Collateral to be required to register as an investment company under the 1940 Act;

(u)                                 such Receivable does not constitute Margin Stock;

(v)                                 such Receivable is not subject to U.S. withholding tax and is not subject to any foreign withholding tax unless the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis in the event of a Change of Tax Law; and

(w)                               the Receivable (i) relates to an Approved Asset/Product Class and is included in a pool of Receivables being acquired from an Approved Seller pursuant to an Approved Purchase and Sale Agreement or (ii) was acquired by either the Trust Borrower or the Trust II Borrower in accordance with the terms of its Sale Agreement.

“Eligible Repurchase Obligations”:  Repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal).

“Entitlement Holder”:  The meaning specified in Section 8-102(a)(7) of the UCC.

“Environmental Laws”:  Any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.  Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq. (“CERCLA”)), the Hazardous Material Transportation Act (49 U.S.C. § 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300, et seq.), the Environmental Protection Agency’s regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), and the rules and regulations thereunder, each as amended or supplemented from time to time.

“ERISA”:  The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate”:  With respect to any Borrower, (a) any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Borrower, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Borrower, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Borrower, any corporation described in clause (a) above or any trade or business described in clause (b) above.

“Errors”:  Defined in Section 6.13(g).

“Event of Default”:  Defined in Section 10.1.

“Excepted Persons”:  Defined in Section 13.13(a).

“Excess Concentration Amount”:  As of any Measurement Date, for purposes of determining the Maximum Advance, the sum of the following; provided that any such excess amounts shall be calculated in such order and attributed to the particular Outstanding Receivable Balances necessary to ensure that (i) there is no duplication of amounts disallowed due to separate concentration limits and (ii) the minimum aggregate amount which could be disallowed while still complying with the concentration limits is so determined; provided further that the Eligible Receivables acquired by the Trust Borrower pursuant to the Sourcing and Servicing Agreement (or the Trust II Borrower pursuant to the Purchase Agreement) shall not be subject to the concentration limits set forth below but the Outstanding Receivable Balance of each such Eligible Receivable shall be included in the Aggregate Outstanding Receivable Balance referenced in any concentration limit:

(a)                                 the amount by which the sum of the Outstanding Receivable Balances of all Eligible Receivables relating to a single Vendor exceeds 25% of the Aggregate Outstanding Receivable Balance;

(b)                                 the amount by which the sum of the Outstanding Receivable Balances of all Eligible Receivables that are “balance of payment” Receivables exceeds 5% of the discounted Aggregate Outstanding Receivable Balance; provided that for the avoidance of doubt Receivables that are “flat payment” Receivables shall be excluded from this calculation;

(c)                                  the amount by which the sum of the Outstanding Receivable Balances of all Eligible Receivables that are Class B Receivables exceeds 50% of the Aggregate Outstanding Receivable Balance;

(d)                                 the amount by which the sum of the Outstanding Receivable Balances of all Class A Receivables which with the addition of a Class A Receivable to the Collateral would cause the weighted average FICO Score of the Eligible Receivables in the Collateral to be less than 670;

(e)                                  the amount by which the sum of the Outstanding Receivable Balances of all Class B Receivables which with the addition of a Class B Receivable to the Collateral would cause the weighted average FICO Score of the Eligible Receivables in the Collateral to be less than 600;

(f)                                   the amount by which the sum of the Outstanding Receivable Balances of all Eligible Receivables, which with the addition of a Receivable to the Collateral would cause the weighted average Gross Effective Yield to be less than 17% for Class A Receivables and 19% for Class B Receivables; and

(g)                                  the amount by which the sum of the Outstanding Receivable Balances of all Eligible Receivables the Obligors of which are classified (i) in the largest single industry (“industry” to be defined by the SIC Codes) shall not exceed 40% of the Aggregate Outstanding Receivables Balance, (ii) in the second largest single industry shall not exceed 30% of the Aggregate Outstanding Receivables Balance, and (iii) in any other industry shall not exceed 25% of the Aggregate Outstanding Receivables Balance.

“Excess Spread”:  With respect to any calendar month, a per annum rate equal to (I) the Gross Effective Yield of all Eligible Receivables minus (II) the sum of (A) the Servicing Fee Rate, (B) the weighted average Interest Rate for such calendar month, and (C) the Backup Servicing Fee Rate.

“Exchange Act”:  The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Amounts”:  (a) Any amount received in a Lockbox Account with respect to any Receivable, which amount is attributable to the payment of any tax, fee or other charge imposed by any Governmental Authority on such Receivable and (b) any amount received in a Lockbox Account or other Account representing (i) a reimbursement of insurance premiums, (ii) any escrows relating to taxes, insurance and other amounts in connection with Receivables which are held in an escrow account for the benefit of the Obligor (or its client) and the secured party pursuant to escrow arrangements under the Underlying Instruments and (iii) amounts related to any Receivable retransferred or substituted for upon the occurrence of a Warranty Event or that is otherwise replaced by a Substitute Receivable, to the extent such amount is attributable to a time after the effective date of such retransfer, substitution, replacement or sale.

“Facility Amount”: On any Measurement Date, an amount equal to (i) $50,000,000 less (ii) the outstanding principal balance of the Term Loan.

“FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto.

“FICO Score”:  The FICO® scores established by the Fair Isaac Corporation (or any successor entity thereto).

“Finance Charges”:  With respect to any Receivable, any interest or finance charges payable by an Obligor pursuant to or with respect to such Receivable.

“Financial Asset”:  The meaning specified in Section 8-102(a)(9) of the UCC.

“Fortress”:  Defined in the Preamble.

“Full Prepayment Make-Whole Fee”:  An amount equal to the product of (a) the Interest Rate on the Business Day immediately prior to the date the Loans Outstanding are paid in full and (b) the Facility Amount on such Business Day.

“Funding Date”:  With respect to any Loan, the Business Day the related Loan has been made.

“Funding Request”:  A Borrowing Notice in the form of Exhibit A-1 requesting a Loan and including the items required by Section 2.2.

“GAAP”:  Generally accepted accounting principles as in effect from time to time in the United States.

“Governmental Authority”:  With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

“Gross Effective Yield”:  With respect to any class of Receivables, the internal rate of return of the Purchase Price and the gross projected principal and interest payment cashflows to the Borrowers from such Receivables.

“Guaranteed Amounts”:  Defined in Article 14.1.

“Guaranties”:  Collectively, the Guaranty and the Limited Guaranty.

“Guarantors”:  Defined in the Preamble.

“Guarantor Payments”:  Any payment made a Guarantor pursuant to either of the Guaranties.

“Guaranty”:  The guaranty provided by the Guarantors to the Secured Parties pursuant to Section 14.1.

“Hazardous Materials”: All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. § 172.010, materials defined as hazardous pursuant to § 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls, radon gas, urea formaldehyde and any substances classified as being “in inventory”, “usable work in process” or similar classification that would, if classified as unusable, be included in the foregoing definition.

“Hedge Breakage Costs”:  With respect to any applicable Interest Rate Hedge Transaction, the net amount, if any, payable by a Borrower to such Hedge Counterparty for the early termination of that Interest Rate Hedge Transaction or any portion thereof.

“Hedge Counterparty”: A hedge counterparty acceptable to the Administrative Agent in its reasonable discretion.

“Hedging Agreement”:  Each agreement between a Borrower and a Hedge Counterparty that governs one or more Interest Rate Hedge Transactions entered into by such Borrower and such Hedge Counterparty, which agreement shall consist of a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” thereto in such form as the Administrative Agent shall have approved in writing (such approval not to be unreasonably withheld), and each “Confirmation” thereunder confirming the specific terms of each such Interest Rate Hedge Transaction.

“Highest Required Investment Category”:  (i)  With respect to ratings assigned by Moody’s, “Aa2” or “P-1” for one month instruments, “Aa2” or “P-1” for three-month instruments, “Aa3” or “P-1” for six-month instruments and “Aa2” or “P-1” for instruments with a term in excess of six months and (ii) with respect to ratings assigned by S&P, “A-1” for short-term instruments and “A” for long-term instruments.

“Increased Costs”:  Any amounts required to be paid by a Borrower to a Lender pursuant to Section 2.12.

“Indebtedness”:  With respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument or other evidence of indebtedness customary for indebtedness of that type, (b) all obligations of such Person under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person and all letters of credit for which such Person is the account party, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all net obligations or liabilities of that Person in respect of derivatives, and (f) all obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kind referred to in clauses (a) through (e) above.

“Indemnified Amounts”:  Defined in Section 11.1.

“Indemnified Parties”:  Defined in Section 11.1.

“Indorsement”:  The meaning specified in Section 8-102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning.

“Insolvency Event”:  With respect to a specified Person, (a) the filing of a decree or order (i) for relief by a court having jurisdiction over such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or (ii) appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or (iii) ordering the winding-up or liquidation of such Person’s affairs, provided that such decree or order shall remain unstayed and in effect for a period of 60 consecutive days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (c) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, (d) the failure by such Person generally to pay its debts as such debts become due, or (e) the taking of action by such Person in furtherance of any of the foregoing.

“Insolvency Laws”:  The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Insolvency Proceeding”:  Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event.

“Instrument”:  The meaning specified in Section 9-102(a)(47) of the UCC.

“Interest”:  For each Accrual Period, the sum of the products (for each day during such Accrual Period) of:

IR x P x 1

D

where:

IR                                  =                                         the Interest Rate applicable on such day;

P                                         =                                         the principal amount of the Loan on such day; and

D                                       =                                         360;

provided that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

“Interest Collections”:  Any and all amounts received with respect to the Collateral other than Principal Collections that are deposited into the Collection Account, or received by or on behalf of a Borrower, the Servicer or the Originator in respect of a Receivable whether in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment.

“Interest Rate”:  A per annum interest rate equal to the sum of the LIBOR Rate and 4.50%.

“Interest Rate Hedge Transaction”:  Each interest rate hedge transaction between a Borrower and a Hedge Counterparty under a Hedging Agreement, including, for the avoidance of doubt, any interest rate swap and interest rate cap.

“Investment”:  With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Receivables pursuant to the applicable Sale Agreement and the LLC Borrower’s ownership of the Trust Borrower.

“Joinder Supplement”:  An agreement among the Borrowers, a Lender and the Administrative Agent in the form of Exhibit I to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the Closing Date, as contemplated by Section 13.16.

“Key Employees”:  Each of Eric Gangloff, Wayne Crane, Charles Valunas and David Hyman.

“Lender”:  Defined in the Preamble.

“LIBOR Rate”:  For any day during any Accrual Period and the Loans, or any applicable portion thereof, a per annum interest rate equal to:

(i)                                     the posted rate for one-month deposits in United States Dollars appearing on Telerate page 3750, or any successor page thereto, as of 11:00 a.m. (London time)

on the Business Day which is the second Business Day preceding the initial borrowing of such Loans (or portion thereof) (with respect to the initial Accrual Period therefor) and as of the second Business Day preceding the first day of the applicable Accrual Period (with respect to all subsequent Accrual Periods therefor); or

(ii)                                  if no such rate appears on Telerate page 3750, or any successor page thereto, at such time and day, then the LIBOR Rate shall be the arithmetic mean of the offered rates for one month deposits in United States Dollars appearing on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the Business Day which is the second Business Day preceding the initial borrowing of such Loans (or portion thereof) (with respect to the initial Accrual Period therefor) and as of the second Business Day preceding the first day of the applicable Accrual Period (with respect to all subsequent Accrual Periods therefor).

“Lien”:  Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties).

“Limited Guaranty”:  The Limited Guaranty provided by Summit Consumer Receivables Fund, L.P. to the Secured Parties pursuant to Section 14.2.

“Liquidation Expenses”:  With respect to any Receivable, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer in accordance with the Servicer’s customary procedures in connection with the repossession, refurbishing and disposition of any Receivable or Related Security, upon or after the expiration or earlier termination of such Receivable (including without limitation any brokerage or legal fees), and other out-of-pocket costs related to the liquidation of any such assets, including the attempted collection of any amount owing under such Receivable, as documented by the Servicer upon the request of the Administrative Agent, in writing providing a breakdown of the Liquidation Expenses for such Receivable, along with any supporting documentation therefor.

“Loan”:  Any loan made by the Lenders to the Borrowers hereunder, as applicable.

“Loans Outstanding”:  On any day, the aggregate principal amount of the Loans outstanding on such day, after giving effect to all repayments on such day.

“Lockbox Accounts”:  Each of the separate lockbox accounts or blocked accounts maintained at the applicable Lockbox Account Bank for the purpose of receiving Collections, the details of which are set forth on Schedule VI, as such schedule may be amended from time to time.

“Lockbox Account Banks”:  The financial institutions listed as Lockbox Account Banks on Schedule VI, and such other financial institutions that may from time to time become Lockbox Account Banks hereunder.

“Margin Stock”:  “Margin Stock” as defined under Regulation U.

“Material Adverse Effect”:  With respect to any event or circumstance, means a material adverse effect on (a) the business, financial position, results of operations, performance or properties of the Originator, the Servicer, the Guarantors or a Borrower, (b) the validity or enforceability of this Agreement or any other Transaction Document against the Originator, the Servicer, the Guarantors or a Borrower or the validity, enforceability or collectibility of the Collateral taken as a whole or any material portion of the Collateral, (c) the rights and remedies of the Secured Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) the ability of a Borrower, the Originator, the Guarantors or the Servicer to perform its obligations under this Agreement or any other Transaction Document, or (e) the status, existence, perfection, priority or enforceability of the Administrative Agent’s lien on a material portion of the Collateral, taken as a whole.

“Maturity Date”:  September 28, 2010, as such date may be extended pursuant to Section 2.1(c).

“Maximum Advance”:  On any Measurement Date, an amount equal to (A) the sum of (i) the Class A Maximum Advance and (ii) the Class B Maximum Advance minus (B) the Excess Concentration Amount.

“Maximum Committed Amount”:  As of any date of determination, $50,000,000 (which amount shall be subject to increases pursuant to Section 2.1(d)).

“Maximum Lawful Rate”:  Defined in Section 2.4(b).

“Maximum Outstanding Loan Amount”:  At any time, an amount equal to the lesser of (i) the Facility Amount, and (ii) the Borrowing Base.

“Measurement Date”:  Each of the following:  (i) each Funding Date; (ii) the last day of each calendar month; (iii) any date on which a substitution or a repurchase of a Receivable occurs; and (iv) the date as of which any Servicing Report, as provided for in Section 6.9, is calculated.

“Moody’s”:  Moody’s Investors Service, Inc., and any successor thereto.

“Multiemployer Plan”:  With respect to any Borrower, a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the preceding five (5) years contributed to by such Borrower or any ERISA Affiliate thereof on behalf of its employees.

“Notice of Reduction of Loans Outstanding”:  Each notice required to be delivered by the Borrowers in respect of any reduction of the Loans Outstanding, substantially in the form of Exhibit A-2.

“Obligor”:  With respect to any Receivable, any Person or Persons obligated to make payments pursuant to or with respect to such Receivable, including any guarantor thereof.

“Officer’s Certificate”:  A certificate signed by a Responsible Officer of the Person providing the applicable certification.

“Opinion of Counsel”:  A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its reasonable discretion.

“Originator”:  Defined in the Preamble.

“Other Costs”:  Defined in Section 13.9(c).

“Outstanding Receivable Balance”:  As of any Measurement Date, with respect to any Receivable, (A) the balance of principal and accrued and unpaid interest outstanding for such Receivable as of the date it is acquired by a Borrower, minus (B) the sum of (i) the principal portion of the Scheduled Payments on such Receivable received during each Collection Period ending prior to the most recent Payment Date, and (ii) all other Principal Collections on such Receivable, to the extent deposited by the Servicer in the Collection Account.  The Outstanding Receivable Balance of any Prepaid Receivable which has been prepaid in full shall equal $0.

“Partial Prepayment Make-Whole Fee”:  An amount equal to the greater of (a) $0 and (b) the product of (i) the difference between (A) $30 million and (B)(x) the weighted average Loans Outstanding hereunder plus (y) the weighted average of the outstanding principal balance of the Term Loan during the eighteen (18) month period since the Closing Date and (ii) the Interest Rate in effect on the eighteen (18) month anniversary of the Closing Date.

“Payment Date”:  Monthly on the 15th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day, commencing November 15, 2007.

“Payment Duties”:  Defined in Section 8.2(b).

“Permitted Investments”:  Means negotiable instruments or securities or other investments that (i) except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Clearing Agency or such Federal Reserve Bank who hold such investments on behalf of their customers, (ii) as of any date of determination, mature by their terms on or prior to the Business Day preceding the next Payment Date, and (iii) evidence:

(a)           direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States);

(b)           demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of a Borrower’s investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency;

(c)           commercial paper, or other short term obligations, having, at the time of a Borrower’s investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by each Rating Agency;

(d)           demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody’s and S&P of “P-1” and “A-1”, respectively;

(e)           notes that are payable on demand or bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f)            investments in taxable money market funds or other regulated investment companies having, at the time of a Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from each Rating Agency; any such fund may be managed by the Collateral Custodian or its Affiliates;

(g)           time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of a Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency; or

(h)           Eligible Repurchase Obligations with a rating acceptable to the Rating Agencies, which in the case of S&P, shall be “A-1” and in the case of Moody’s, shall be “P-1”.

“Permitted Liens”:  Include (i) Liens granted pursuant to or by the Transaction Documents, (ii) Liens for Taxes less than thirty (30) days overdue provided an adequate reserve for such Taxes has been established on the books of the Borrowers, as applicable, in accordance with GAAP, and (iii) Liens arising under the Term Credit Agreement (or the other “Transaction Documents” as defined therein).

“Person”:  An individual, partnership, corporation, limited liability company, joint stock company, trust (including a statutory or business trust), unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

“Predecessor Servicer Work Product”:  Defined in Section 6.13(g).

“Prepaid Receivable”:  Any Receivable (other than a Defaulted Receivable) that has been terminated or has been prepaid in full or in part prior to its scheduled expiration date.

“Prepayment Amount”:  Defined in Section 6.4(b).

“Prepayment Premium”:  Means, (a) if the Borrowers repay the Loans Outstanding pursuant to Section 2.3 after the eighteen (18) month anniversary of the Closing Date but prior to the thirty-six (36) month anniversary of the Closing Date, an amount equal to the product of (i) 2%, and (ii) the Facility Amount; and (b) after the thirty-six (36) month anniversary of the Closing Date, $0.  For the avoidance of doubt, no Prepayment Premium shall be applicable with respect to principal payments in the ordinary course under Sections 2.7 or 2.8.

“Prepayments”:  Any and all partial or full prepayments on or with respect to a Receivable (including, with respect to any Receivable and any Collection Period, any Scheduled Payment, Finance Charge or portion thereof that is due in a subsequent Collection Period that the Servicer has received in advance of its scheduled due date, and that will satisfy such Scheduled Payment on such due date).

“Principal”:  Eric Gangloff or any successor(s) thereto approved in writing by the Administrative Agent.

“Principal Collections”:  Any and all amounts of Collections received in respect of any principal due and payable under the Receivables, from or on behalf of Obligors that are deposited into the Collection Account (including, without limitation, the principal portion of any Scheduled Payment or of any repurchase amount paid by the Originator to repurchase a Receivable pursuant the LLC Borrower’s Sale Agreement and by the applicable Seller to repurchase a Receivable pursuant to the applicable Purchase and Sale Agreement or, in the case of the Trust Borrower, any amount paid by the Sourcer to repurchase a Receivable pursuant to the Sourcing and Servicing Agreement or, in the case of the Trust II Borrower, any amount paid by the Trust Borrower or the LLC Borrower to repurchase a Receivable pursuant to the Purchase Agreement), or received by or on behalf of a Borrower by the Servicer or the Originator in respect of a Receivable and all Recoveries, whether in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment.

“Proceeds”:  With respect to any Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral.

“Pro Rata Share”:  With respect to any Lender, (a) prior to the termination of the Commitments, the percentage obtained by dividing such Lender’s Commitment by the total Commitments of all Lenders hereunder, and (b) on and after the date of the termination of the Commitments, the percentage obtained by dividing the Loans funded by such Lender by the aggregate Loans Outstanding.

“Proposed Facility”:  Has the meaning provided in Section 13.18.

“Purchase Agreement”:  That certain purchase agreement, dated as of December 10, 2008, between the Trust I Borrower, the LLC Borrower and the Trust II Borrower, as amended from time to time.

“Purchase and Sale Agreement”:  Individually, each receivables purchase agreement among a Seller, the Originator and the other parties thereto pursuant to which the Originator acquires Receivables.

“Purchase Price”:  As applicable, (i) the aggregate purchase price paid by the Originator to the applicable Seller for Receivables pursuant to the applicable Purchase and Sale Agreement, (ii) the initial amount funded by the Trust Borrower with respect to Receivables pursuant to the Sourcing and Servicing Agreement or (iii) the “Purchase Price” as defined in the Purchase

Agreement for any sale of Receivables by the Trust Borrower or the LLC Borrower, as applicable, to the Trust II Borrower).

“Qualified Institution”:  A depository institution or trust company reasonably acceptable to the Administrative Agent and the Borrowers, that is organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” by Moody’s, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” by Moody’s or (c) is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the FDIC.

“Rating Agency”:  Each of S&P and Moody’s.

“Receivables”:  Any (i) consumer loan originated or created by a Seller (or by a Dealer on behalf of a Seller) and subsequently sold by such Seller to the Originator pursuant to a Purchase and Sale Agreement and sold by the Originator to the LLC Borrower pursuant to the Sale Agreement or (ii) “Eligible Investment” (as defined in the Sourcing and Servicing Agreement) acquired by the Trust Borrower pursuant to the Sourcing and Servicing Agreement.

“Receivables List”:  The list of Receivables in the form of Schedule IV hereto, that identifies each (i) Obligor name, (ii) original principal balance of the Receivable, (iii) contract number or other identifying number, (iv) the applicable Dealer name (if applicable), and (v) whether such Receivable is a revolving contract, as such list may be amended, supplemented or modified from time to time in accordance with this Agreement.

“Records”:  All documents relating to the Receivables, including books, records and other information executed in connection with the origination or acquisition of the Receivables and Related Security or maintained with respect to the Receivables and Related Security and the related Obligors that the Borrowers, the Originator, or the Servicer have generated, in which the applicable Borrower has acquired an interest pursuant to its Sale Agreement or in which such Borrower or the Servicer have otherwise obtained an interest.

“Recoveries”:  With respect to any Defaulted Receivable, the proceeds from the sale or other disposition of the Receivable (including any amounts received from a Dealer under its buyback obligations under its Dealer Agreement), any other recoveries with respect to such Defaulted Receivable, the Related Security and amounts representing late fees and penalties, net of Liquidation Expenses and amounts, if any, received that are required under such Defaulted Receivable, to be refunded to the related Obligor.

“Regulation U”:  Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. §221, or any successor regulation.

“Related Security”:  As used in (1) the LLC Borrower’s Sale Agreement, all right, title and interest of the Originator in and to the following clauses (a), (b), (c), (d), (f), (g), (h) and (i),

and (2) this Agreement, all right, title and interest of the Borrowers in and to the following clauses (a) through (i):

(a)                                 any and all Recoveries related to a Receivable, all payments paid in respect thereof and all monies due, to become due and paid in respect thereof and all liquidation proceeds;

(b)                                 the Required Receivable Files and Servicing Files related to any Receivable, any Records, and the documents, agreements, and instruments included in the Servicing File or Records;

(c)                                  all Liens, guaranties, indemnities, warranties, letters of credit, accounts, bank accounts and property subject thereto from time to time purporting to secure or support payment of any Receivable, together with all UCC financing statements, mortgages or similar filings signed or authorized by an Obligor relating thereto;

(d)                                 the Accounts, the Concentration Account and the Lockbox Accounts, to the extent amounts on deposit therein or credited thereto relate to the Collateral, together with all cash and investments in each of the foregoing other than amounts earned on investments therein (excluding any Excluded Amounts that may be on deposit therein);

(e)                                  such Borrower’s respective Sale Agreement and the assignment of such Sale Agreement (including, without limitation, rights of recovery of the LLC Borrower against the Originator and any guaranty, indemnity and repurchase obligations of the Originator thereunder and the Trust Borrower and the Trust II Borrower against the Sourcer and any guaranty, indemnity and repurchase obligations of the Sourcer thereunder);

(f)                                   with respect to the LLC Borrower, each Purchase and Sale Agreement and the assignment of such Purchase and Sale Agreement (including, without limitation, rights of recovery of the Originator against the Seller and any guaranty, indemnity and repurchase obligations of the Seller thereunder) and the Dealer Agreements and the assignment of such Dealer Agreements (including, without limitation, rights of recovery against the Dealers, and the buyback obligations (if any) of the applicable Dealers thereunder);

(g)                                  the assignment to the Administrative Agent, as agent for the Secured Parties, of all UCC financing statements filed by (i) the LLC Borrower against the Originator under or in connection with its Sale Agreement, (ii) the Trust II Borrower against the LLC Borrower and the Trust Borrower under or in connection with its Sale Agreement and (iii) the Originator against the Sellers under or in connection with the Purchase and Sale Agreements;

(h)                                 all records (including computer records) with respect to the foregoing; and

(i)                                     all collections, income, payments, proceeds and other benefits of each of the foregoing.

“Reporting Date”:  The date that is five (5) Business Days prior to each Payment Date.

“Required Lenders”:  As of any date, the Lenders holding an aggregate of more than 66.67% of the Loans Outstanding as of such date.

“Required Receivable File”:  For each Receivable, (i) the original executed contract (or a copy of the original executed contract to the extent that such contract evidences two separate financings and the original executed contract has previously been delivered to the Collateral Custodian with respect to one of the financings evidenced by such contract), (ii) all principal security documents related thereto as indicated on the Receivables List, (iii) on a receivables program by receivables program basis, each other category of documents identified by the Administrative Agent for such program as indicated in writing to the Collateral Custodian, and (iv) the original executed Purchase and Sale Agreement with respect to such Receivable, if applicable (provided that a Purchase and Sale Agreement need only be delivered/included one time in connection with the initial acquisition thereunder).

“Required Reduction Amount”:  As of any Measurement Date, an amount equal to the positive difference, if any, of (a) the Loans Outstanding on such day over (b) the Maximum Outstanding Loan Amount.

“Required Reports”:  Collectively, the Servicing Report, the Servicer’s Certificate required pursuant to Section 6.8, and the annual statements as to compliance required pursuant to Section 6.9.

“Responsible Officer”:  With respect to any Person, any duly authorized officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and, for purposes of the LLC Borrower and the Trust Borrower, the initial Servicer and the Originator, the Responsible Officers shall be the Key Employees.

“Retained Interest”:  With respect to a Receivable with an unfunded commitment that does not provide by its terms that funding thereunder is in the applicable Borrower’s sole and absolute discretion, all of the obligations of the lender thereunder or holder thereof  to provide additional funding with respect to such Receivable.

“Review Criteria”:  Defined in Section 8.2(b).

“Revolving Period”:  The period commencing on the Closing Date and ending on the Termination Date.

“S&P”:  Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sale Agreement”:  With respect to the LLC Borrower, the Purchase and Contribution Agreement, dated as of the Closing Date, with respect to both the Trust Borrower, the Sourcing and Servicing Agreement, and, with respect to the Trust II Borrower, the Purchase Agreement.

“Scheduled Payment”:  Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Receivable, as adjusted pursuant to the terms of the related Required Receivable File, if applicable.

“Secured Party”:  Each Lender and the Administrative Agent.

“Securities Account”:  The meaning specified in Section 8-501 of the UCC.

“Securities Account Control Agreement”:  The Securities Account Control Agreement, dated as of the Closing Date, among the LLC Borrower, the Servicer, the Administrative Agent, and the Collateral Custodian, as the Securities Intermediary (as amended from time to time).

“Securities Intermediary”:  (i) A Clearing Corporation; or (ii) a Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

“Security”:  The meaning specified in Section 9-102(a)(15) of the UCC.

“Security Certificate”:  The meaning specified in Section 8-102(a)(16) of the UCC.

“Security Entitlement”:  The meaning specified in Section 8-102(a)(17) of the UCC.

“Seller”:  Each Person party to a Purchase and Sale Agreement (as a Seller) with the Originator, and, with respect to the Sourcing and Servicing Agreement, the Sourcer.

“Servicer”: Defined in the Preamble.

“Servicer Default”:  Defined in Section 6.12.

“Servicer Termination Notice”:  Defined in Section 6.12.

“Servicer’s Certificate”:  Defined in Section 6.8(b).

“Servicing Fee”:  The servicing fee payable to the Servicer or the successor Servicer on each Payment Date in arrears in respect of each Collection Period, which fee shall be equal to the product of (i) the Servicing Fee Rate, (ii) the Aggregate Outstanding Receivable Balance as of the first Business Day of the related Collection Period and (iii) the actual number of days in such Collection Period divided by 360.

“Servicing Fee Rate”:  0.50% or such other rate consented to in writing by the LLC Borrower, the Servicer and the Administrative Agent.

“Servicing File”:  For each Receivable, (i) copies (as opposed to originals) of each of the documents included in the Required Receivable File definition, (ii) to the extent applicable for the related Receivable, the original executed (a) guaranty, (b) credit agreement, (c) loan agreement, (d) note purchase agreement, (e) promissory note, (f) acquisition agreement (or similar agreement), (g) security agreement and (h) UCC financing statement(s), in each case as set forth on the Receivables List, (iii) to the extent applicable for the related Receivable,  copies of (a) the phone verification form confirming that goods financed were received by the Obligor, (b) the Obligor’s credit report, (c) the related credit application and (d) any and all other items required by the credit and underwriting guidelines of the applicable Seller, and (iv) to the extent applicable for the related Receivable, a copy of the applicable Dealer Agreement (if any) with respect to such Receivable.

“Servicing Report”:  Defined in Section 6.8(a).

“Servicing Standard”:  With respect to any Receivables, to service and administer such Receivables on behalf of the Secured Parties in accordance with the Underlying Instruments and all customary and usual servicing practices (a) which are consistent with the higher of:  (i) the customary and usual servicing practices that a prudent loan lender would use in servicing loans like the Receivables for its own account, and (ii) the same care, skill, prudence and diligence with which the Servicer services and administers loans for its own account or for the account of others; (b) with a view to maximize the value of the Receivables; and (c) without regard to:  (i) any relationship that the Servicer or any Affiliate of the Servicer may have with any Obligor or any Affiliate of any Obligor, (ii) the Servicer’s obligations to incur servicing and administrative expenses with respect to a Receivable, (iii) the Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction, (iv) the ownership by the applicable Borrower of any Receivables, (v) the ownership, servicing or management for others by the Servicer of any other loans or property by the Servicer or (vi) any relationship that the Servicer or any Affiliate of the Servicer may have with any holder of other loans of the Obligor with respect to such Receivables; provided that, with respect to any successor Servicer, the “Servicing Standard” shall be the higher of the same care, skill and diligence with which such successor Servicer services and administers loans for its own account or for the account of others.

“SIC Codes”:  In connection with any Receivable, the “standard industrial classification code” assigned to the industry in which such Receivable is utilized, as set forth in Schedule V.  The initial Servicer shall determine the industrial classification code unless the Administrative Agent in its sole discretion disagrees with such determination, in which case the decision of the Administrative Agent as to such industrial classification code shall be conclusive and binding on the parties hereto absent manifest error.

“Solvent”:  As to any Person at any time, having a state of affairs such that all of the following conditions are met:  (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital.

“Sourcer”:  FCC Finance, LLC, a Delaware limited liability company.

“Sourcing and Servicing Agreement”:  That certain sourcing and servicing agreement, dated as of the Effective Date, between the Sourcer and the Trust Borrower (as amended from time to time).

“Structuring Fee”:  Defined in Section 2.11(b).

“Sub-Servicer”:  Each Person retained by the Servicer as a sub-servicer of a pool of Receivables from time to time; provided that such sub-servicer must be selected from the list of sub-servicers approved by the Administrative Agent on the attached Schedule IX (as such schedule may be amended from time to time) or otherwise approved in writing by the Administrative Agent in its sole discretion.

“Sub-Servicer Fee”:  A monthly fee payable by the Servicer out of the Servicing Fee as set forth in the related Sub-Servicing Agreement.

“Sub-Servicer Fee Letter”:  With respect to each Sub-Servicer and its related Sub-Servicing Agreement, the sub-servicer fee letter by and among the LLC Borrower, the Servicer and the applicable Sub-Servicer executed in connection with such Sub-Servicing Agreement.

“Sub-Servicing Agreement”:  Each sub-servicing agreement entered into by the Servicer in accordance with the terms of this Agreement.

“Subsidiary”:  As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

“Substitute Receivable”:  Defined in Section 2.15.

“Successor Servicer”:  Defined in Section 6.13(a).

“Tangible Net Worth”:  With respect to any Person, as of any date of determination, the total equity of such Person as of such date (including all subordinated debt maturing after the Maturity Date) less the goodwill and other intangibles, if any, all determined on a consolidated basis in accordance with GAAP.

“Tape”:  Defined in Section 7.2(b).

“Taxes”:  Any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Governmental Authority.

“Term Credit Agreement”:  That certain Credit Agreement, dated as of July 20, 2007, among Summit Consumer Receivables Fund, L.P., as originator and guarantor, Summit

Alternative Investments, LLC, as servicer, SSPE, LLC, as borrower, Fortress Credit Corp., as administrative agent, and the other parties thereto.

“Termination Date”:  The earliest of (a) the Business Day designated by the Borrowers (collectively) to the Administrative Agent as the Termination Date at any time following two Business Days’ prior written notice thereof to the Administrative Agent, (b) the Maturity Date, and (c) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 10.2(a) as a result of an Event of Default.

“Term Loan”:  The “Loan” as defined under the Term Credit Agreement.

“Transaction”:  Defined in Section 3.2.

“Transaction Documents”:  This Agreement, the Sale Agreements, the Securities Account Control Agreement, the Concentration Account Agreement, the Variable Funding Notes, any Joinder Supplement, each Purchase and Sale Agreement, each Sub-Servicing Agreement, the Backup Servicer Fee Letter, the Collateral Custodian Fee Letter, each Sub-Servicer Fee Letter and any additional document the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

“Transition Expenses”:  The reasonable costs (including reasonable attorneys’ fees) of the Backup Servicer incurred in connection with transferring the servicing obligations under this Agreement and amending this Agreement to reflect such transfer.

“Trigger Event”:  Defined in Section 14.1.

“Trust Borrower”: Defined in the Preamble.

“Trust II Borrower”: Defined in the Preamble.

“UCC”:  The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

“Uncertificated Security”:  The meaning specified in Section 8-102(a)(l8) of the UCC.

“Underlying Instruments”:  With respect to any Receivable, each agreement that governs the terms of or secures the obligations represented by such Receivable or of which the holders of such Receivable are the beneficiaries.

“United States”:  The United States of America.

“Unmatured Event of Default”:  Any event that, solely with the giving of notice or the lapse of time, or both, would become an Event of Default.

“Unused Fee”:  Defined in Section 2.11(a).

“Variable Funding Notes” or “VFNs”:  Defined in Section 2.1.

“Warranty Event”:  As to any Receivable, the discovery that as of the Closing Date there existed a material breach of any representation or warranty relating to such Receivable and the failure of the applicable Borrower to cure such breach, or cause the same to be cured, within 30 days after the earlier to occur of receipt of notice thereof by a Responsible Officer of such Borrower or actual knowledge thereof by a Responsible Officer of such Borrower; it being understood that Warranty Events are not intended to have the effect of credit recourse for uncollectible Receivables or for future diminution in value of the Collateral.

Section 1.2.                                          Other Terms.

All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP.  All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such Article 9.

Section 1.3.                                          Computation of Time Periods.

Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

Section 1.4.                                          Interpretation.

In each Transaction Document, unless a contrary intention appears:

(a)                                 the singular number includes the plural number and vice versa;

(b)                                 reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

(c)                                  reference to any gender includes each other gender;

(d)                                 reference to day or days without further qualification means calendar days;

(e)                                  reference to any time means New York City time;

(f)                                   reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

(g)                                  reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision.

ARTICLE II

THE VARIABLE FUNDING NOTES

Section 2.1.                                          The Variable Funding Notes.

(a)                                  On the terms and conditions hereinafter set forth, the Borrowers shall deliver on the Effective Date to the Administrative Agent, on behalf of the Lenders, two duly executed variable funding notes in substantially the form of Exhibit B-1 (the “A-1 Variable Funding Note” or “A-1 VFN”) and Exhibit B-2 (the “A-2 Variable Funding Note” or “A-2 VFN”, and, together with the A-1 Variable Funding Note, the “Variable Funding Notes” or “VFNs”), dated as of the date of this Agreement, and otherwise duly completed.  The face amount and maximum principal balance of the A-1 Variable Funding Note shall be $25,000,000 and the face amount and maximum principal balance of the A-2 Variable Funding Note shall equal the difference between the amount of the aggregate Commitments and the maximum principal balance of the A-1 Variable Funding Note (which amount shall be $25,000,000 on the Closing Date).  Each Lender’s Commitment shall be allocated ratably to the A-1 Variable Funding Note and the A-2 Variable Funding Note in accordance with its Pro Rata Share.

(b)                                 During the Revolving Period, a Borrower may, at its option, request the Lenders to make Loans of funds under the VFNs pursuant to a Funding Request delivered to the Administrative Agent.  Following the receipt of a Funding Request, the Administrative Agent shall promptly notify the Lenders of receipt thereof, and subject to the terms and conditions hereinafter set forth, the Lenders shall fund such Loan.  Notwithstanding anything to the contrary herein, no Lender shall be obligated to provide a Borrower with funds in connection with a Loan that would exceed the Lender’s unused Commitment then in effect.  Notwithstanding anything to the contrary contained herein, (i)  Loans shall be made solely under the A-1 Variable Funding Note, up to the maximum principal balance thereof, before any Loans shall be made under the A-2 Variable Funding Note, and (ii) in the event of any reduction in the outstanding principal balance of the A-1 Variable Funding Note after such time as such balance has reached the maximum principal balance of the A-1 Variable Funding Note, Loans thereafter shall again be made solely under the A-1 Variable Funding Note, up to the maximum principal balance thereof, before any Loans shall be made under the A-2 Variable Funding Note.

(c)                                  The Borrowers may, within 60 days but not less than 30 days prior to the Maturity Date, by written notice to the Administrative Agent, make a request for each Lender to extend the Maturity Date for an additional period of 364 days.  The Administrative Agent shall promptly notify each Lender of receipt of such notice.  The Administrative Agent and each Lender shall make a determination, in their sole discretion, within 15 days of the date of the applicable Borrower’s request for such extension, as to whether or not it will agree to the applicable extension requested.  The failure of the Administrative Agent and each Lender to provide timely notice of its decision to the Borrowers shall be deemed to constitute a refusal by the Administrative Agent and each Lender to extend the applicable date.  Each Borrower confirms that the Administrative Agent and each Lender, in their sole and absolute discretion, without regard to the value or performance of the Collateral or any other factor, may elect not to extend the Maturity Date.  The Borrowers shall give prompt notice to the Backup Servicer and the Collateral Custodian as to whether or not the Maturity Date has been extended.  In the event that the Administrative Agent rejects (or is deemed to reject) a request by the Borrowers under this Section 2.1(c), then the Administrative Agent acknowledges that the right of first refusal set forth in Section 13.18 shall not apply with respect to any facilities proposed to close on or after the Facility Termination Date.

(d)                                 The Borrowers may, with the written consent of the Administrative Agent and the applicable Lender, add additional Persons as Lenders or cause an existing Lender to increase its Commitment in connection with a corresponding increase in the Facility Amount.  Each additional Lender shall become a party hereto by executing and delivering to the Administrative Agent and the Borrowers a Joinder Supplement.

Section 2.2.                                          Procedures for Loans by Lenders.

(a)                                  No later than (I) two (2) Business Days prior to each proposed Funding Date with respect to Receivables being acquired from Sellers of Receivables included in the Collateral on a prior Funding Date and (II) five (5) Business Days prior to each proposed Funding Date with respect to Receivables being acquired from Sellers of Receivables not previously included in the Collateral, the Borrowers shall deliver (or cause to be delivered):

(i)                                     to the Administrative Agent, the Backup Servicer and the Collateral Custodian, written notice of such proposed Funding Date (including a duly completed Borrowing Base Certificate updated to the date such Loan is requested and giving pro forma effect to the Loan requested and the use of the proceeds thereof);

(ii)                                  to the Administrative Agent, a wire disbursement and authorization form, to the extent not previously delivered; and

(iii)                               to the Administrative Agent and the Collateral Custodian, a duly completed Funding Request which shall (a) specify the desired amount of such Loan, which amount must be at least equal to $250,000, (b) specify the proposed Funding Date of such Loan, (c) specify the Receivables to be financed on such Funding Date, including the appropriate file number and Outstanding Receivable Balance for each such Receivable, and (d) include a representation that all conditions precedent for a Loan described in Article III hereof have been met.

(b)                                 Each Funding Request shall be irrevocable and the Borrowers shall be limited to two (2) Loans per week (in total); provided that the Lenders in their sole discretion may allow for additional Loans to be made in excess of the above limitation; provided further that each such additional Loan, if approved, shall be subject to a $2,500 administration fee.

(c)                                  On the proposed Funding Date, subject to the limitations set forth in Section 2.1(b) and upon satisfaction of the applicable conditions set forth in Article III, each Lender shall make available to the applicable Borrower in same day funds, at such bank or other location reasonably designated by the applicable Borrower in the Funding Request given pursuant to this Section 2.2, an amount equal to such Lender’s Pro Rata Share of the least of (i) the amount requested by the Borrowers for such Loan, (ii) the aggregate unused Commitments then in effect, and (iii) an amount equal to the Maximum Outstanding Loan Amount on such Funding Date.

(d)                                 On each Funding Date, the obligation of each Lender to remit its Pro Rata Share of any such Loan shall be several from that of each other Lender and the failure of any Lender to so make such amount available to the Borrowers shall not relieve any other Lender of its obligation hereunder.

Section 2.3.                                          Restriction on Repayments.

No Borrower shall be permitted to repay the Loans Outstanding applicable to it prior to the eighteen (18) month anniversary of the Closing Date.  Thereafter, the Borrowers shall be entitled, at their option, to repay in whole or in part the Loans Outstanding; provided that (i) the Borrowers shall give ten (10) Business Days’ prior written notice of such repayment substantially in the form of Exhibit A-2 to the Administrative Agent and (ii) the Borrowers shall pay the related Prepayment Premium in connection therewith.  Notwithstanding the foregoing, (A) if the Borrowers repay the Loans Outstanding in full prior to the eighteen (18) month anniversary of the Closing Date, the Borrowers shall pay the Full Prepayment Make-Whole Fee to the Administrative Agent, for the benefit of the Lenders and (B) if the Borrowers repay the Loans Outstanding in part prior to the eighteen (18) month anniversary of the Closing Date, the Borrowers shall pay the Partial Prepayment Make-Whole Fee to the Administrative Agent, for the benefit of the Lenders on the first Business Day following the eighteen (18) month anniversary of the Closing Date.  In connection with any such reduction of Loans Outstanding, the Borrowers shall deliver to the Administrative Agent (i) instructions to reduce such Loans Outstanding and (ii) funds sufficient to repay such Loans Outstanding and all accrued interest with respect thereto.  The Administrative Agent shall promptly notify the Lenders of receipt of such instructions and shall apply amounts received from the Borrowers pursuant to this Section 2.3 to the payment of Loans Outstanding.  Any Notice of Reduction of Loans Outstanding relating to any repayment pursuant to this Section 2.3 shall be irrevocable.  Reductions of Loans Outstanding shall be applied ratably to the A-1 VFN and A-2 VFN based on the respective outstanding principal balances thereof.  For the avoidance of doubt, the application of Collections received in the ordinary course shall not constitute a “repayment” or “prepayment” by the Borrowers for purposes of this Section 2.3.

Section 2.4.                                          Determination of Interest.

(a)                                  The Administrative Agent shall determine, in accordance with the terms of this Agreement, the Interest Rate and the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date) to be paid by the Borrowers with respect to the Loans on each Payment Date for the related Accrual Period and shall advise the Servicer and each Lender thereof not later than 2:00 p.m. on the third Business Day following the end of each Collection Period.  The Borrowers shall pay all Interest due for each applicable Accrual Period pursuant to Section 2.7 or 2.8, as applicable.

(b)                                 Anything in this Agreement or the other Transaction Documents to the contrary notwithstanding, if at any time the rate of interest payable by any Person under this Agreement and the Transaction Documents exceeds the highest rate of interest permissible under Applicable Law (the “Maximum Lawful Rate”), then, so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Agreement and the Transaction Documents shall be equal to the Maximum Lawful Rate.  If at any time thereafter the rate of interest payable under this Agreement and the Transaction Documents is less than the Maximum Lawful Rate, such Person shall continue to pay interest under this Agreement and the Transaction Documents at the Maximum Lawful Rate until such time as the total interest received from such Person is equal to the total interest that would have been received had Applicable Law not limited the interest rate payable under this Agreement and the Transaction Documents.  In no event shall the total interest received by a Lender under this Agreement and the Transaction Documents exceed the amount that such Lender could lawfully have received, had the interest due under this Agreement and the Transaction Documents been calculated since the Closing Date at the Maximum Lawful Rate.

Section 2.5.                                          Notations on Variable Funding Notes.

The Administrative Agent is hereby authorized to enter on a schedule attached to the VFNs a notation (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Loan under the applicable VFN made by each Lender of (a) the date and principal amount thereof and (b) each payment and repayment of principal thereof.  Any such recordation shall, absent manifest error, constitute prima facie evidence of the Loans Outstanding under such VFN.  The failure of the Administrative Agent to make any such notation on the schedule attached to a VFN shall not limit or otherwise affect the obligation of the Borrowers to repay the Loan in accordance with the terms set forth herein.

Section 2.6.                                          Principal Repayments.

(a)                                  Unless sooner prepaid pursuant to Section 2.3, Section 2.7, Section 2.8 or Section 10.2, the Loans Outstanding shall be repaid in full on the Termination Date (with such payments to be applied ratably to the A-1 VFN and the A-2 VFN based on the respective outstanding principal balances thereof).

(b)                                 If at any time the Loans Outstanding exceed the Maximum Outstanding Loan Amount (including as a result of an Eligible Receivable becoming a Defaulted Receivable), the Borrowers shall within five (5) Business Days of the actual knowledge of such shortfall by a Responsible Officer cure such shortfall by (i) depositing into the Collection Account amounts sufficient to reduce the Loans Outstanding (with such payments to be applied ratably to the A-1 VFN and the A-2 VFN based on the respective outstanding principal balances thereof) or (ii) adding additional Eligible Receivables to the Collateral.

Section 2.7.                                          Settlement Procedures During the Revolving Period.

On each Payment Date during the Revolving Period, the Servicer shall direct the Collateral Custodian to pay pursuant to the Servicing Report (and the Collateral Custodian shall make payment from the Collection Account to the extent of Available Funds in reliance on the information set forth in such Servicing Report) to the following Persons, the following amounts in the following order of priority:

(1)                                  to each Hedge Counterparty, pro rata, based on the respective amounts owed under all Interest Rate Hedge Transactions related thereto, including any unpaid Hedge Breakage Costs with respect thereto;

(2)                                  (A) first, to each Sub-Servicer, in an amount equal to the lesser of (I) any accrued and unpaid Sub-Servicer Fees and (II) an amount equal to the Servicing Fees accrued with respect to the Receivables subserviced by the applicable Sub-Servicer and (B) second, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fees (less any Sub-Servicer Fees distributed under clause (A)) and any reimburseable expenses of any successor Servicer; provided that for so long as Summit Alternative Investments, LLC is the Servicer it shall not be entitled to any Servicing Fees pursuant to this clause (2);

(3)                                  pro rata in accordance with the amounts due under this clause and to the extent not paid by the Originator, to the Backup Servicer and the Collateral Custodian, pro rata, in an amount equal to (i) any accrued and unpaid Backup Servicing Fees, Collateral Custodian Fees and Transition Expenses, and (ii) incurred but unreimbursed reasonable third-party, out-of-pocket expenses relating to their respective duties as Backup Servicer or Collateral Custodian hereunder, in respect of which the Backup Servicer or the Collateral Custodian, as applicable, has provided prior written notice setting forth such expenses in reasonable detail to the Servicer and the Administrative Agent, for the payment thereof, provided that amounts payable pursuant to this sub-clause (ii) shall not exceed $5,000 for any Payment Date;

(4)                                  to the Administrative Agent, on behalf of the Lenders, in an amount equal to any accrued and unpaid Interest, Unused Fees and any other fees or expenses due and payable to the Lenders hereunder;

(5)                                  to the Administrative Agent, for the account of each applicable Lender in reduction of the Loans Outstanding, an amount equal to the Required Reduction Amount, if any;

(6)                                  to Summit Alternative Investments, LLC, for so long as it is the Servicer, in an amount equal to any accrued and unpaid Servicing Fees (less any Sub-Servicer Fees paid pursuant to clause (2)(A) above);

(7)                                  pro rata in accordance with the amounts due under this clause, to the Administrative Agent, any applicable Lender, the Backup Servicer, the Collateral Custodian, any successor Servicer, the Indemnified Parties or the Secured Parties, all other amounts, including any expenses, Increased Costs, Taxes or Indemnified Amounts, but other than the principal and interest of the Loans Outstanding, then due under this Agreement; and

(8)                                  to the extent that, after giving effect to such release, the Maximum Outstanding Loan Amount would exceed $0, any remaining amounts shall be distributed to the Borrowers as directed by the Servicer.

Section 2.8.                                          Settlement Procedures During the Amortization Period.

On each Payment Date during the Amortization Period, the Servicer shall direct the Collateral Custodian to pay pursuant to the Servicing Report (and the Collateral Custodian shall make payment from the Collection Account to the extent of Available Funds in reliance on the information set forth in such Servicing Report) to the following Persons, the following amounts in the following order of priority:

(1)                                  to each Hedge Counterparty, pro rata, based on the respective amounts owed under all Interest Rate Hedge Transactions related thereto, including any unpaid Hedge Breakage Costs with respect thereto;

(2)                                  (A) first, to each Sub-Servicer, in an amount equal to the lesser of (I) any accrued and unpaid Sub-Servicer Fees and (II) an amount equal to the Servicing Fees accrued with respect to the Receivables subserviced by the applicable Sub-Servicer and (B) second, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fees (less any Sub-Servicer Fees distributed under clause (A)) and any reimburseable expenses of any successor Servicer; provided that for so long as Summit Alternative Investments, LLC is the Servicer it shall not be entitled to any Servicing Fees pursuant to this clause (2);

(3)                                  pro rata in accordance with the amounts due under this clause and to the extent not paid by the Originator, to the Backup Servicer and the Collateral Custodian, pro rata, in an amount equal to (i) any accrued and unpaid Backup Servicing Fees, Collateral Custodian Fees and Transition Expenses, and (ii) incurred but unreimbursed reasonable third-party, out-of-pocket expenses relating to their respective duties as Backup Servicer or Collateral Custodian hereunder, in respect of which the Backup Servicer or the Collateral Custodian, as applicable, has provided prior written notice setting forth such expenses in reasonable detail to the Servicer and the Administrative Agent, for the payment thereof; provided that amounts payable pursuant to this sub-clause (ii) shall not exceed $5,000 for any Payment Date;

(4)                                  to the Administrative Agent, on behalf of the Lenders, in an amount equal to any accrued and unpaid Interest, Unused Fee and any other fees or expenses due and payable to the Lenders hereunder;

(5)                                  to the Administrative Agent, for the account of each applicable Lender, an  amount necessary to reduce the Loans Outstanding and other Aggregate Unpaids payable to the Lender hereunder to zero;

(6)                                  to Summit Alternative Investments, LLC, for so long as it is the Servicer, in an amount equal to any accrued and unpaid Servicing Fees (less any Sub-Servicer Fees period pursuant to clause(2)(A) above);

(7)                                  pro rata in accordance with the amounts due under this clause, to the Backup Servicer, the Collateral Custodian, any successor Servicer, the Indemnified Parties or the Secured Parties, all other amounts, including any Increased Costs, Taxes or Indemnified Amounts; and

(8)                                  any remaining amounts shall be distributed to the Borrowers as directed by the Servicer.

Section 2.9.                                          Collections and Allocations.

(a)                                  Collections.  The Servicer shall (or shall cause the applicable Sub-Servicer to do so on its behalf) direct each Obligor on the Receivables to make payments only to one of the Lockbox Accounts listed on Schedule VI, as such Schedule VI may be amended from time to time.  The LLC Borrower, the Servicer and the Trust II Borrower shall wire transfer, or cause to be wire transferred, all Collections received in the Lockbox Accounts related to Receivables acquired by the LLC Borrower pursuant to its Sale Agreement (or, in the case of the Trust II Borrower, the Receivables acquired by it from the LLC Borrower pursuant to the Purchase Agreement) or received directly by it to the Collection Account by the close of business on the Business Day following receipt.  The Trust Borrower and the Trust II Borrower shall wire transfer, or cause to be wire transferred, to the Concentration Account by the close of business on each Business Day, all Collections received in the Lockbox Accounts related to Receivables acquired by either of the Trust Borrower and the Trust II Borrower pursuant to the Sourcing and Servicing Agreement or the Purchase Agreement, as applicable, or received directly by either of them.  Pursuant to the Concentration Account Agreement, both the Trust Borrower and the Trust II Borrower shall cause the applicable Collections to be transferred from the Concentration Account to the Collection Account within one (1) Business Day of deposit therein.  The Servicer shall further include a statement as to the amount of Collections on deposit in the Collection Account on each Reporting Date in the Servicing Report delivered pursuant to Section 6.8(a).

(b)                                 Excluded Amounts.  With the prior written consent of the Administrative Agent, the Servicer may withdraw from the Collection Account (not more than once per week) any deposits thereto constituting Excluded Amounts if the Servicer has, prior to such withdrawal and consent, delivered to the Administrative Agent a report (a copy of which (together with the written consent of the Administrative Agent) will be provided by the Servicer to the Backup Servicer and Collateral Custodian) setting forth the calculation of such Excluded Amounts in form and substance reasonably satisfactory to the Administrative Agent.

(c)                                  Initial Deposits.  On the Funding Date with respect to any Loan, the Servicer will direct (which direction may take the form of standing instructions) the Collateral Custodian in writing to deposit into the Collection Account all Collections received in respect of such Receivable after the applicable cutoff date established in connection with the acquisition thereof (if other than the Funding Date) and delivered to the Collateral Custodian.

(d)                                 Investment of Funds.  Prior to the occurrence and continuance of an Event of Default, to the extent there are uninvested amounts deposited in the Collection Account, all such amounts shall be invested in Permitted Investments selected by the initial Servicer in written instructions delivered to the Collateral Custodian (which may be in the form of standing instructions); during the continuance of an Event of Default, to the extent there are uninvested amounts in the Collection Account, all such amounts may be invested in Permitted Investments selected by the Administrative Agent.  All earnings (net of losses and investment expenses) thereon shall be retained or deposited into the Collection Account and shall be applied on each Payment Date pursuant to the provisions of Section 2.7 or Section 2.8, as applicable.  All investments shall be subject to availability.  Absent receipt of instructions as contemplated herein, the Collateral Custodian shall have no obligation to invest any funds.  Each Permitted Investment may be purchased by or through the Collateral Custodian or its Affiliates.  The Collateral Custodian shall have no responsibility for the performance of any Permitted Investment.

Section 2.10.                                   Payments, Computations, Etc.

(a)                                  Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrowers or the initial Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 2:00 p.m. on the day when due in lawful money of the United States in immediately available funds and any amount not received before such time shall be deemed received on the next Business Day.  The Borrowers or the initial Servicer, as applicable, shall, to the extent permitted by law, pay to the Administrative Agent (for the benefit of the applicable Secured Parties) interest on all amounts not paid or deposited when due hereunder at the Default Rate upon written notice of same, as applicable, payable on demand; provided that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law.  Such interest shall be for the account of the applicable Secured Party.  All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days for the actual number of days elapsed.

(b)                                 Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be.

(c)                                  If any Loan is requested by the Borrowers pursuant to Section 2.2 and is not effectuated as a result of a Borrower’s actions or failure to fulfill any condition under Section 3.2, as the case may be, on the date specified therefor, the applicable Borrower shall indemnify the applicable Lenders against any reasonable direct loss, cost or expense actually incurred by such Lenders, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Loan.

Section 2.11.                                   Fees.

(a)                                  The Borrowers shall pay in accordance with Section 2.7(4) and Section 2.8(4) an unused fee (the “Unused Fee”), monthly in arrears, in an amount equal to (i) the Maximum Committed Amount minus (ii) the sum of  the average daily balance of each of (w) the Loans Outstanding, and (x) the outstanding principal balance of the Term Loan times (iii) 0.25% divided by (iv) 12.  No Unused Fee shall accrue during the Amortization Period.

Section 2.12.                                   Increased Costs; Capital Adequacy; Illegality.

(a)                                  If after the Closing Date either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by a Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), shall (1) subject a Lender to any Tax (except net income, gross income or franchise and similar taxes imposed on any Lender by a taxing jurisdiction in which any such Person is organized, conducts business or is paying taxes (as the case may be)), duty or other charge with respect to any interest in the Collateral, or any right or obligation to make the Loan hereunder, or on any payment made hereunder, (2) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Lender under this Agreement or any other Transaction Document or (3) impose any other condition affecting the ownership or security interest in the Collateral conveyed to the Lenders hereunder or any Lender’s rights hereunder or under any other Transaction Document, the result of which is to increase the cost to any Lender or to reduce the amount of any sum received or receivable by a Lender under this Agreement or under any other Transaction Document, then on the Payment Date following demand by such Lender (or the next Payment Date, if such demand is given less than five (5) days prior to a Payment Date) (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for such demand), the Borrowers shall pay directly to such Lender such additional amount or amounts as will compensate such Lender for such additional or increased cost incurred or such reduction suffered.

(b)                                 If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Lender with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by a Lender with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Lender as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Lender could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Lender with respect to capital adequacy) by a material amount, then from time to time, on the Payment Date following demand by such Lender (or the next Payment Date, if such demand is given less than five (5) days prior to a Payment Date) (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for such demand), the Borrowers shall pay directly to such Lender such additional amount or amounts as will compensate such Lender for such reduction.  For the avoidance of doubt, if the issuance of any amendment or supplement to Interpretation No. 46 or to Statement of Financial Accounting Standards No. 140 by the Financial Accounting Standards Board or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of the Originator or the Borrowers with the assets and liabilities of any Lender or shall otherwise impose any loss, cost, expense, reduction of return on capital or other loss or any Lender, such event shall constitute a circumstance on which such Lender may base a claim for reimbursement under this Section 2.12.

(c)                                  In determining any amount provided for in this Section 2.12, the Lender may use any reasonable averaging and attribution methods.  Any Lender making a claim under this Section 2.12 shall submit to the Servicer a written description in reasonable detail as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent manifest error.

(d)                                 Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Lender’s right to demand or receive such compensation.  The Borrowers shall not be required to compensate a Lender for any loss, cost or expense under this Section unless a claim therefor has been made within 180 days of knowledge thereof by such Lender.

Section 2.13.                                   Taxes.

(a)                                  All payments made by a Borrower or the initial Servicer (on behalf of the Borrowers) under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes.  If any Taxes are required to be withheld from any amounts payable hereunder, then the amount payable to such Person will be increased (the amount of such increase, the “Additional Amount”) such that every net payment made under this Agreement after withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been made; provided that no Additional Amount shall be payable hereunder to any Person to the extent such amount is payable as a result of the failure of such Person to comply with Section 2.13(d).  The foregoing obligation to pay Additional Amounts with respect to payments required to be made by the Borrowers under this Agreement will not, however, apply with respect to net income, gross income or franchise and similar taxes imposed on the Administrative Agent or any Lender.

(b)                                 The initial Servicer will indemnify (and to the extent the indemnification provided by the initial Servicer is insufficient, the Borrowers will indemnify) each Lender for the full amount of Taxes payable by such Persons in respect of Additional Amounts and any liability (including interest and expenses) arising therefrom or with respect thereto; provided that no indemnification shall be payable hereunder to any Person to the extent such amount is payable as a result of the failure of such Person to comply with Section 2.13(d).  All payments in respect of this indemnification shall be made on the Payment Date following the date a written invoice therefor setting forth in reasonable detail the basis and calculation of such amounts is delivered to the Borrowers.  In the event any Secured Party receives a refund of any amount paid by a Borrower or the initial Servicer pursuant to this Section 2.13, as long as no Event of Default has occurred and is continuing, such Secured Party shall promptly remit such refunded amount to the applicable Borrower(s) or the initial Servicer, as applicable.

(c)                                  Within thirty (30) days after the date of any payment by the Borrowers of any Taxes, the Borrowers will furnish to the Administrative Agent appropriate evidence of payment thereof.

(d)                                 If any Lender is not created or organized under the laws of the United States or a political subdivision thereof, such Lender (or the Administrative Agent on the Lender’s behalf) shall deliver to the Borrowers, with a copy to the Administrative Agent, the Collateral Custodian and the Servicer, (i) within fifteen (15) days after the date such Lender becomes party to the applicable Transaction Documents, two (or such other number as may from time to time be prescribed by Applicable Law) duly completed copies of IRS Form W-8BEN or Form W-8ECI (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Law), as appropriate, to permit the Borrowers to make payments hereunder for the account of such Lender without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.13(d), copies (in such numbers as may from time to time be prescribed by Applicable Law or regulations) of such additional, amended or successor forms, certificates or statements as may be required under Applicable Law to permit the Borrowers to make payments hereunder for the account of such Lender without deduction or withholding of United States federal income or similar Taxes (and, in either case, the Borrowers shall be permitted to withhold, without penalty or liability, amounts it deems reasonably necessary if such documentation is not delivered hereunder).  Notwithstanding the foregoing, any additional costs or expenses that are due to the fact that a Lender is not created or organized in the United States shall not be passed through to the Borrowers.

(e)                                  Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers and the Servicer contained in this Section 2.13 shall survive the termination of this Agreement.

Section 2.14.                                   Assignment of the Sale Agreement, Purchase and Sale Agreements and Dealer Agreements.

Each Borrower hereby assigns to the extent of its interest therein, to the Administrative Agent, for the ratable benefit of the Secured Parties hereunder, all of such Borrower’s right, title and interest in and to, but none of its obligations under, the Sale Agreements, each Purchase and Sale Agreement (including all recourse obligations of the applicable Sellers), the Dealer Agreements (including all buyback obligations of the applicable Dealers) and any UCC financing statements filed under or in connection therewith with respect to the Receivables.  In furtherance and not in limitation of the foregoing, each of the Borrowers hereby assigns to the Administrative Agent, for the benefit of the Secured Parties, its right to indemnification under the Sale Agreements and the Purchase and Sale Agreements with respect to the Receivables.  The Borrowers confirm that (i) at any time during the continuance of an Event of Default and (ii) otherwise, upon written notice to the Borrowers and the Servicer by the Administrative Agent, the Administrative Agent, on behalf of the Secured Parties, shall have the sole right to enforce a Borrower’s rights and remedies under the Sale Agreements, the Purchase and Sale Agreements (including all recourse guaranty obligations of the Sellers) and the Dealer Agreements (including all buyback obligations of the applicable Dealers) with respect to the Receivables for the benefit of the Secured Parties.

Section 2.15.                                   Repurchase of Receivables.

Within ten (10) Business Days of the day a Receivable is (or becomes) subject to a Warranty Event, the Borrowers shall either: (i) make a deposit to the Collection Account (for allocation pursuant to Sections 2.7 or 2.8, as applicable) in immediately available funds in an amount equal to the Outstanding Receivable Balance of such Receivable on the date of such payment, and any accrued and unpaid interest thereon, or (ii) replace such Receivable with a substitute Receivable (a “Substitute Receivable”), provided, that such Substitute Receivable: (a) shall be an Eligible Receivable, and (b) prior to such Substitution, the Borrowers shall deliver the related Required Receivable File to the Collateral Custodian and the Collateral Custodian shall have provided a Collateral Receipt with no exceptions to the Administrative Agent.

ARTICLE III

CONDITIONS TO CLOSING AND LOANS

Section 3.1.                                          Conditions to Closing and the Initial Loan.

No Lender shall be obligated to make any Loan hereunder after the Effective Date until the following conditions have been satisfied in the sole discretion of, or waived in writing by, the Administrative Agent:

(a)                                  The Trust II Borrower has provided evidence satisfactory to the Administrative Agent that such entity has been duly organized, and is validly existing in good standing, under the laws of the state of its formation, with all requisite power and authority to own or lease its properties and conduct its business as such business is presently conducted, and had at all relevant times and now has all necessary power, authority and legal right to acquire, own, sell and pledge the Receivables, as applicable;

(b)                                 Each Transaction Document shall have been duly executed by, and delivered to, the parties thereto, and the Administrative Agent shall have received such other documents, instruments, agreements, financing statements, control agreements, security agreements, insurance certificates and legal opinions as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement, including, without limitation, all those specified in the schedule of condition precedent documents attached hereto as Schedule I, in each such case in form and substance reasonably satisfactory to the Administrative Agent;

(c)                                  The Administrative Agent shall have received (i) reasonably satisfactory evidence that the Trust II Borrower has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer’s Certificate from the Trust II Borrower in form and substance reasonably satisfactory to the Administrative Agent affirming that no such consents or approvals are required;

(d)                                 The Borrowers, the Servicer and the Originator shall each be in compliance in all material respects with all Applicable Laws and shall have delivered to the Administrative Agent as to this and other closing matters a certification in the form of Exhibits E-1, E-2, E-3, E-4 and E-5, as applicable;

(e)                                  The Borrowers and the initial Servicer shall have delivered to the Administrative Agent duly executed Powers of Attorney in the form of Exhibits F-1, F-2, F-3 and F-4, as applicable;

(f)                                    The Borrowers, the Servicer and the Originator shall each have delivered to the Administrative Agent a certificate as to Solvency in the form of Exhibits D-1, D-2, D-3 D-4 and D-5, as applicable;

(g)                                 The Administrative Agent shall have received a duly executed copy of the A-1 Variable Funding Note, in a principal amount of $25,000,000 and a duly executed copy of the A-2 Variable Funding Note, in a principal amount of $25,000,000; and

(h)                                 The Backup Servicer has taken, and the Servicer and each applicable Sub-Servicer have permitted, all necessary action to obtain access and the information from the Servicer’s and Sub-Servicer’s servicing system to perform its responsibilities hereunder.

Section 3.2.                                          Conditions Precedent to All Loans.

Each Loan under this Agreement (each, a “Transaction”) shall be subject to the further conditions precedent that:

(a)                                  The Borrowers shall have delivered (or caused to be delivered on their behalf) to the Administrative Agent (with a copy to the Collateral Custodian and the Backup Servicer) no later than (I) two (2) Business Days prior to the related Funding Date with respect to Receivables being acquired from Sellers of Receivables included in the Collateral on a prior Funding Date and (II) five (5) Business Days prior to the related Funding Date with respect to Receivables being acquired from Sellers of Receivables not previously included in the Collateral:

(i)                                     a Borrowing Notice, a Borrowing Base Certificate, a Receivables List and, if applicable, a Servicing Report; and

(ii)                                  if applicable, a Sale Assignment substantially in the form of Exhibit A to the Sale Agreement (with respect to the LLC Borrower only) including Schedule I thereto and containing such additional information as may be reasonably requested by the Administrative Agent; and

(b)                                 On the date of such Transaction the following shall be true and correct (both before and immediately after giving effect to such Transaction) and the Borrowers and the Servicer shall have certified in the related Borrowing Notice that all conditions precedent to the requested Transaction have been satisfied and shall thereby be deemed to have certified that:

(i)                                     The representations and warranties contained in Section 4.1 and Section 4.3 are true and correct in all material respects on and as of such day (except to the extent such representations and warranties relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date) as though made on and as of such day and shall be deemed to have been made on such day;

(ii)                                  No event has occurred, or would result from such Transaction, that constitutes (A) an Event of Default (unless such Event of Default has been waived in writing by the Administrative Agent) or Unmatured Event of Default (unless such Unmatured Event of Default is no longer continuing) or (B) an “Event of Default” (unless such event has been waived in writing pursuant to the terms of the Term Credit Agreement) or “Unmatured Event of Default” (unless such event is no longer continuing) under (and as defined in) the Term Credit Agreement or any other credit facility between any Affiliate of the Originator and any Affiliate of the Administrative Agent;

(iii)                               On and as of such day, after giving effect to such Transaction, the Maximum Outstanding Loan Amount shall be greater than or equal to $0; and

(iv)                              To the knowledge of the Borrowers, no Applicable Law shall prohibit or enjoin the Borrowers from entering into such Transaction.

(c)                                  The applicable Borrower shall have delivered to the Collateral Custodian, no later than 2:00 p.m. (I) two (2) Business Days prior to the related Funding Date with respect to Receivables being acquired from Sellers of Receivables included in the Collateral on a prior Funding Date and (II) five (5) Business Days prior to the related Funding Date with respect to Receivables being acquired from Sellers of Receivables not previously included in the Collateral, the Required Receivable File;

(d)                                 The Amortization Period shall not have commenced and no Event of Default shall have occurred and be continuing;

(e)                                  On the date of such Transaction, the Administrative Agent shall have received such other approvals, opinions or documents as the Administrative Agent may reasonably require; and

(f)                                    The Administrative Agent shall have received from the Borrowers or the Servicer on behalf of the Borrowers, a copy of the Purchase and Sale Agreement with respect to the Receivables, if any, being acquired by the LLC Borrower (if not previously delivered to the Administrative Agent), all hedging confirmations required in connection with such Transaction, any Sub-Servicing Agreements then in effect with respect to the Receivables being acquired (if not previously delivered to the Administrative Agent), and copies of the applicable Dealer Agreement (if any) for each such Receivable, in each case in form and substance reasonably satisfactory to the Administrative Agent.

Section 3.3.                                          Permitted Investments.

Each time that the Borrowers (or the initial Servicer on behalf of the Borrowers) shall direct or cause the acquisition of any Permitted Investment, the Borrowers shall (or the initial Servicer on behalf of the Borrowers), if such Permitted Investment has not already been transferred or credited to the Collection Account, cause all Permitted Investments acquired by the Borrowers to be transferred to the Collateral Custodian for credit to the appropriate Account, in each case for the benefit of the Administrative Agent by one of the following means (and shall take any and all other actions necessary to create in favor of the Administrative Agent a valid, perfected, first priority security interest (subject to Permitted Liens) in each Permitted Investment granted to the Administrative Agent under laws and regulations (including without limitation Articles 8 and 9 of the UCC, as applicable) in effect at the time of such grant):

(i)                                     in the case of an Instrument or a Certificated Security represented by a Security Certificate in registered form by having it specially Indorsed to the Administrative Agent or in blank by an effective Indorsement or registered in the name of the Administrative Agent and by (A) delivering such Instrument or Security Certificate to the Collateral Custodian at the address specified in Schedule III hereto and (B) causing the Collateral Custodian to maintain (on behalf of the Administrative Agent) continuous possession of such Instrument or Security Certificate at the address specified in Schedule III hereto;

(ii)                                  in the case of an Uncertificated Security, by (A) causing the Administrative Agent to become the registered owner of such Uncertificated Security and (B) cooperating in causing such registration to remain effective and not take any action to the contrary;

(iii)                               in the case of any Security Entitlement, by causing the Administrative Agent to become the Entitlement Holder of such Security Entitlement; or

(iv)                              in the case of general intangibles (including any loan not evidenced by an Instrument) by filing, maintaining and continuing the effectiveness of financing statements naming each Borrower as a debtor and the Administrative Agent as secured party and describing the Permitted Investment as the collateral at the filing office of the Secretary of State for the State of Delaware (in the case of Borrowers).

Section 3.4.                                          Fortress Consent

(a)                                  Fortress Credit Corp., in its capacity as Administrative Agent under the Term Credit Agreement, hereby (i) consents to the amendment of the LLC Borrower’s limited liability company agreement in order to permit the LLC Borrower to enter into this Agreement and the other Transaction Documents, as applicable, and (ii) agrees that LLC Borrower’s execution and delivery of and performance under this Agreement and the other Transaction Documents (including the LLC Borrower’s ownership of the Trust Borrower) shall not constitute a breach or violation of any of the representations, warranties, covenants or other agreements set forth in the Term Credit Agreement or the other “Transaction Documents” (as defined in the Term Credit Agreement) and the security interest granted in the Collateral hereunder shall constitute a “Permitted Lien” (under and as defined in the Term Credit Agreement) for purposes of all of the “Transaction Documents” (as defined in the Term Credit Agreement).

(b)                                 Fortress Credit Corp., in its capacity as Administrative Agent under this Agreement, hereby agrees that LLC Borrower’s execution and delivery of and performance under the Term Credit Agreement and the other “Transaction Documents” (as defined in the Term Credit Agreement) shall not constitute a breach or violation of any of the representations, warranties, covenants or other agreements set forth in this Agreement or the other Transaction Documents and the security interest granted in the Collateral hereunder or thereunder shall constitute a Permitted Lien for purposes of all of the Transaction Documents.

(c)                                  Fortress Credit Corp., in its capacity as Administrative Agent under this Agreement, hereby consents to the sale and assignment from time to time of certain receivables and related assets by the Trust Borrower and the LLC Borrower, as applicable, to the Trust II Borrower upon the terms and conditions set forth in the Purchase Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1.                                          Representations and Warranties of the Borrowers.

Each Borrower represents and warrants as to itself and the Collateral in which it has an interest as follows as of the Effective Date, each Funding Date, and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made:

(a)                                  Organization and Good Standing.  It has been duly formed, and is validly existing as a limited liability company or statutory trust, as applicable, in good standing, under the laws of the State of Delaware, with all requisite power and authority to own or lease its properties and conduct its business as such business is presently conducted, and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own, sell and pledge the Collateral.

(b)                                 Due Qualification.  It is duly qualified to do business as a limited liability company or statutory trust, as applicable, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the conduct of its business requires such qualifications, licenses or approvals except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c)                                  Power and Authority; Due Authorization; Execution and Delivery.  It (i) has all necessary power, authority and legal right to (a) execute and deliver this Agreement and the other Transaction Documents to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized, by all necessary limited liability company or statutory trust, as applicable, action, the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the assignment of a security interest in the Collateral on the terms and conditions herein provided.  This Agreement and each other Transaction Document to which it is a party have been duly executed and delivered by it.

(d)                                 Binding Obligation.  This Agreement and each other Transaction Document to which it is a party constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity (whether considered in a suit at law or in equity).

(e)                                  No Violation.  The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its applicable organizational documents or any Contractual Obligation of it, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of its properties pursuant to the terms of any such Contractual Obligation, other than this Agreement, or (iii) violate in any

Applicable Law applicable to it, in each case except to the extent that failure to do so could not reasonably be expected to have Material Adverse Effect.

(f)                                    No Proceedings.  There is no litigation, proceeding or investigation pending or, to the best knowledge of it, threatened against it, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party or (iii) seeking any determination or ruling that could reasonably be expected to have Material Adverse Effect.

(g)                                 Consents.  All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required to be made or obtained by it for the due execution, delivery and performance by it of this Agreement and any other Transaction Document to which it is a party have been obtained except to the extent that failure to do so could not reasonably be expected to have Material Adverse Effect.

(h)                                 Solvency.  It is not the subject of any Insolvency Proceedings or Insolvency Event.  The transactions under this Agreement and any other Transaction Document to which it is a party do not and will not render it not Solvent.

(i)                                     Taxes.  It has filed or caused to be filed all tax returns that are required to be filed by it (or has been granted appropriate extensions) and has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than (i) any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of it, (ii) any Tax less than thirty (30) days overdue and (iii) any filings that the failure to so file could not reasonably be expected to have a Material Adverse Effect), and no tax lien has been filed and, to its knowledge, no claim is being asserted, with respect to any such Tax or assessment.

(j)                                     Exchange Act Compliance; Regulations T, U and X.  None of the transactions contemplated herein or in the other Transaction Documents will cause it to violate or result in a violation by it of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.  It does not own or intend to carry or purchase, and no proceeds from the Loans will be used to carry or purchase, any “margin stock” within the meaning of Regulation U or to extend “purpose credit” within the meaning of Regulation U.

(k)                                  Security Interest.

(i)                                     This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Administrative Agent, on behalf of the Secured Parties, which security interest is prior to all other Liens (except for Permitted Liens);

(ii)                                  the Receivables and Related Security constitute “instruments”, “general intangibles”, “tangible chattel paper” or “accounts” (each as defined in the applicable UCC);

(iii)                               with respect to Collateral that constitute “security entitlements”:

(1)                                  all of such security entitlements have been credited to one of the Accounts and the securities intermediary for each Account has agreed to treat all assets credited to such Account as “financial assets” within the meaning of the applicable UCC;

(2)                                  it has taken all steps necessary to cause the securities intermediary to identify in its records the Administrative Agent as the Person having a security entitlement against the securities intermediary in each of the Accounts; and

(3)                                  the Accounts are not in the name of any Person other than the LLC Borrower.  The LLC Borrower has not authorized or allowed the securities intermediary of any Account to comply with the entitlement order of any Person other than the Administrative Agent; provided that until the Administrative Agent delivers a notice of exclusive control under the Securities Account Control Agreement, the Borrowers and the Servicer may cause cash in the Accounts to be invested in Permitted Investments.

(iv)                              all Accounts constitute “securities accounts” as defined in the applicable UCC;

(v)                                 it owns and has good and marketable title to the Collateral (including all Receivables added to the Collateral on the applicable Funding Date therefor) free and clear of any Lien (other than Permitted Liens) of any Person;

(vi)                              it has received all consents and approvals required by the terms of any Receivable to the granting of a security interest in such Receivable hereunder to the Administrative Agent, on behalf of the Secured Parties;

(vii)                           all appropriate financing statements have been filed in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest granted to the Administrative Agent, on behalf of the Secured Parties, under this Agreement in the Receivables and in the other Collateral, to the extent that a security interest in such other Collateral may be perfected by the filing of a financing statement;

(viii)                        other than the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement or as otherwise permitted in accordance with the Transaction Documents, it has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral.  It has not authorized the filing of and is not aware of any financing statements against itself that includes a description of collateral covering the Collateral other than any financing statement that has been terminated and/or fully and validly assigned to the Administrative Agent on or prior to the date hereof.  It is not aware of the filing of any judgment or tax lien filings against itself;

(ix)                                all original executed copies of each instrument that constitute or evidence each Receivable has been delivered to the Collateral Custodian;

(x)                                   it has received, or subject to the delivery requirements contained herein will receive, a written acknowledgment from the Collateral Custodian that the Collateral

Custodian or its bailee is holding each instrument that constitutes or evidences each Receivable solely on behalf of and for the benefit of the Secured Parties;

(xi)                                none of the Underlying Instruments that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Administrative Agent, on behalf of the Secured Parties, and other than markings related to debt paid in full prior to the inclusion of such Receivable in the Collateral;

(xii)                             with respect to Collateral that constitutes a “certificated security,” such certificated security has been delivered to the Collateral Custodian on behalf of the Administrative Agent and, if in registered form, has been specially Indorsed to the Administrative Agent or in blank by an effective Indorsement or has been registered in the name of the Administrative Agent upon original issue or registration of transfer by it of such certificated security; and

(xiii)                          with respect to Collateral that constitutes an “uncertificated security”, the Administrative Agent is registered as the registered owner of such uncertificated security.

(l)                                     Reports Accurate.  All Servicing Reports (if prepared by it, or to the extent that information contained therein is supplied by it), information, exhibits, financial statements, documents, books, records or reports furnished by it to the Administrative Agent, Servicer, Backup Servicer, Collateral Custodian or any Secured Party pursuant to this Agreement are true, complete and correct in all material respects.

(m)                               Location of Offices.  Its location (within the meaning of Article 9 of the UCC) is Delaware.  The office where it keeps all the Records is at the address of it referred to in Annex A hereto (or at such other locations as to which the notice and other requirements specified in Section 5.2(g) shall have been satisfied).  Its Federal Employee Identification Number is correctly set forth on Exhibit E-1.  It has not changed its name (whether by amendment of its certificate of formation, by reorganization or otherwise) or its jurisdiction of organization and has not changed its location for purposes of the applicable UCC within the four (4) months preceding the Closing Date.

(n)                                 Tradenames.  It has no trade names, fictitious names, assumed names or “doing business as” names or other names under which it has done or is doing business.

(o)                                 Sale Agreement.  The Sale Agreement is the only agreement pursuant to which it acquires Receivables and Related Security.

(p)                                 Value Given.  It shall have given reasonably equivalent value to the Originator or the applicable Seller in consideration for the transfer to it of the Receivables and Related Security as contemplated by the applicable Sale Agreement and no such transfer shall have been made for or on account of an antecedent debt.

(q)                                 Accounting.  It accounts for the transfers to it of interests in the Receivables and Related Security under the Sale Agreement as financings of such Receivables and Related Security for tax purposes and sales for legal and all other purposes.

(r)                                    Special Purpose Entity.  It has not and shall not:

(i)                                     engage in any business or activity other than the purchase and receipt of Receivables and related assets, the pledge of Collateral and other transactions contemplated by the Transaction Documents, the transactions contemplated by the Term Credit Agreement (if applicable) and related transaction documents, and such other activities as are incidental to the foregoing;

(ii)                                  acquire or own any material assets other than (a) the Receivables and rights in the Related Security and the “Receivables” and “Related Security” (as defined in the Term Credit Agreement), (b) with respect to the LLC Borrower, the equity interests of the Trust Borrower and (c) incidental property as may be necessary for the operation of it and the performance of its obligations under the Transaction Documents and the “Transaction Documents” (as defined in the Term Credit Agreement);

(iii)                               merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case first obtaining the consent of the Administrative Agent, except as otherwise provided by the Transaction Documents and the “Transaction Documents” (as defined in the Term Credit Agreement);

(iv)                              fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or, without the prior written consent of the Administrative Agent, make any material amendment or modification, or terminate or fail to comply with the material provisions of its organizational documents (which includes the special purpose entity limitations), or fail to observe limited liability company formalities;

(v)                                 own any Subsidiary or make any Investment in any Person without the consent of the Administrative Agent (provided that the LLC Borrower’s ownership of the Trust Borrower is hereby consented to by the Administrative Agent);

(vi)                              except as permitted by the Transaction Documents and the “Transaction Documents” (as defined in the Term Credit Agreement), commingle its assets or liabilities with the assets or liabilities of any of its Affiliates or any other Person;

(vii)                           incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than indebtedness under the Term Credit Agreement (with respect to the LLC Borrower) and the transaction documents related thereto, indebtedness to the Secured Parties hereunder or in conjunction with a repayment of all Aggregate Unpaids owed hereunder, except for trade payables in the ordinary course of its business, or as otherwise permitted in accordance with the Transaction Documents; provided that such debt is not evidenced by a note and is paid within thirty (30) days (or longer if in the normal course such debt is paid on terms greater than 30 days) of when due (unless otherwise contested in good faith by appropriate proceedings) and as otherwise permitted by the Transaction Documents;

(viii)                        become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due (unless otherwise contested in good faith by appropriate proceedings);

(ix)                                fail to maintain its records, books of account and bank accounts separate and apart from those of any other Person;

(x)                                   enter into any contract or agreement with any Person, except upon terms and conditions that are commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties other than such Person in its reasonable judgment;

(xi)                                seek its dissolution or winding up in whole or in part;

(xii)                             fail to correct any known misunderstandings regarding the separate identity of the LLC Borrower, the Trust Borrower and the Originator (and, with respect to the Trust II Borrower, CLST Asset II, LLC) or any other Person;

(xiii)                          make any loan or advances to any third party, including any principal or Affiliate, or hold evidence of indebtedness issued by any other Person (other than the Receivables, cash and Permitted Investments and as otherwise permitted by the Transaction Documents and the “Transaction Documents” (as defined in Term Credit Agreement));

(xiv)                         fail to file its own separate tax return, or file a consolidated federal income tax return with any other Person, except as may be required by the Code and regulations;

(xv)                            actively hold itself out to the public such to represent that it is not a legal entity separate and distinct from any other Person or to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates);

(xvi)                         fail to maintain adequate capital for the reasonably foreseeable obligations of its business and contemplated business operations;

(xvii)                      file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors;

(xviii)                   permit any transfer (whether in any one or more transactions) of any direct or indirect ownership interest in itself to the extent it has the ability to control the same, unless it delivers to the Administrative Agent an acceptable non-consolidation opinion and the Administrative Agent consents to such transfer;

(xix)                           fail to pay the salaries of its own employees, if any, in light of its contemplated business operations;

(xx)                              acquire the securities of its Affiliates (except for the LLC Borrower’s ownership of the Trust Borrower);

(xxi)                           fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

(xxii)                        fail to use separate invoices bearing its own name;

(xxiii)                     pledge or permit the pledge of its assets for the benefit of any other Person, other than with respect to payment of the indebtedness to the Secured Parties hereunder and the indebtedness to the “Secured Parties” under the Term Credit Agreement or as otherwise permitted in accordance with the Transaction Documents;

(xxiv)                    with respect to the LLC Borrower, fail at any time to have at least one independent manager or independent director (an “Independent Manager” or “Independent Director”) acceptable to the Administrative Agent (who is an employee of Lord Securities Corporation or another entity acceptable to the Administrative Agent) and who is not currently a director, officer, employee, trade creditor shareholder, manager or member (or spouse, parent, sibling or child of the foregoing) of (a) the Servicer, (b) any Borrower, (c) the Originator or (d) any principal or Affiliate of the Servicer, any Borrower or the Originator; provided that such Independent Manager may be an independent manager or an independent director of another special purpose entity affiliated with any Borrower, the Servicer or Originator; or fail to ensure that all limited liability company action relating to the selection or replacement of the Independent Manager or Independent Director, as applicable, are duly authorized by the unanimous vote of the board of managers (including the Independent Manager or Independent Director, as applicable); and

(xxv)                       with respect to the LLC Borrower, fail to provide in its organizational documents that the unanimous consent of all managers, as applicable (including the consent of the Independent Manager or Independent Director, as applicable) is required for the LLC Borrower to (a) dissolve or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or insolvent, (b) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (c) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (d) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the LLC Borrower, (e) make any assignment for the benefit of the LLC Borrower’s creditors, and (f) take any action in furtherance of any of the foregoing; and

(xxvi)                    take or refrain from taking, as applicable, each of the activities specified in the non-consolidation opinion of Foley & Lardner LLP, dated as of August 15, 2008 or Jackson Walker LLP , dated as of the date hereof, upon which the conclusions expressed therein are based.

(s)                                  Investment Company Act.  It is not, and is not controlled by, an “investment company” within the meaning of the 1940 Act or is exempt from the provisions of the 1940 Act.

(t)                                    ERISA.  Neither it nor any ERISA Affiliate thereof has any Benefit Plans or Multiemployer Plans.

(u)                                 Compliance with Law.  It has complied with all Applicable Laws to which it may be subject, and no item of Collateral contravenes any Applicable Law (including, without limitation, all applicable predatory and abusive lending laws, laws, rules and regulations relating to licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), in each case except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

(v)                                 Lockbox Accounts.  The name and address of the Lockbox Account Banks, together with the account numbers of the Lockbox Accounts of each Borrower at the applicable Lockbox Account Banks, is specified in Schedule VI (as may be amended).  The Lockbox Accounts are the only accounts to which Collections on the Collateral are to be sent.  The Borrowers have not granted any Person an interest in the Lockbox Accounts other than any master collection account arrangement consented to by the Administrative Agent.

(w)                               Amendments.  No Receivable has been amended, modified or waived following inclusion in the Collateral, except for amendments, modifications or waivers, if any, to such Receivable otherwise permitted under Section 6.4(a) of this Agreement and in accordance with the Credit and Collection Policy and the Servicing Standard.

(x)                                   USA PATRIOT Act.  Neither it nor any Affiliate of such Borrower is (i) a country, territory, organization, person or entity named on an Office of Foreign Asset Control (OFAC) list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

(y)                                 Eligibility of Collateral.  The Receivables List is an accurate and complete listing of all Receivables and the information contained therein with respect to the identity of such Receivables and the amounts owing thereunder is true, correct and complete in all material respects, and each such Receivable included in the Borrowing Base is an Eligible Receivable.

(z)                                   No Fraud.  Each Receivable was originated, to the best knowledge of it, without any fraud or material misrepresentation by the Seller, the applicable dealer or the Obligor.

Section 4.2.                                          Representations and Warranties of the Servicer.

The initial Servicer represents and warrants as follows as of the Effective Date and as of each Measurement Date:

(a)                                  Organization and Good Standing.  The Servicer has been duly organized and is validly existing as a limited liability company, in good standing under the laws of its jurisdiction of organization, with all requisite organizational power and authority to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b)                                 Due Qualification.  The Servicer is duly qualified to do business as a limited liability company and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c)                                  Power and Authority; Due Authorization; Execution and Delivery.  The Servicer (i) has all necessary power, authority and legal right to (a) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized, by all necessary organizational action, the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.  This Agreement and each other Transaction Document to which the Servicer is a party have been duly executed and delivered by the Servicer.

(d)                                 Binding Obligation.  This Agreement and each other Transaction Document to which the Servicer is a party constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).

(e)                                  No Violation.  The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the organizational documents or any Contractual Obligation of the Servicer, or (ii) violate any Applicable Law, in each case except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(f)                                    No Proceedings.  There is no litigation, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

(g)                                 Consents.  All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required to be made or obtained by the Servicer for the due execution, delivery and performance by the Servicer of this Agreement and any other Transaction Document to which the Servicer is a party have been obtained except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(h)                                 Reports Accurate.  All Servicer Certificates, Servicing Reports, Borrowing Base Certificates and other written or electronic information, exhibits, financial statements, documents, books, records or reports furnished by the Servicer to the Administrative Agent or any Lender pursuant to with this Agreement are true, correct and complete in all material respects.

(i)                                     Credit and Collection Policy.  The Servicer has complied in all material respects with the Credit and Collection Policy with regard to the origination, underwriting and servicing of the Receivables.

(j)                                     Solvency.  The Servicer is not the subject of any Insolvency Proceedings or Insolvency Event.  The transactions under this Agreement and any other Transaction Document to which the Servicer is a party do not and will not render the Servicer not Solvent.

(k)                                  Taxes.  The Servicer has filed or caused to be filed all tax returns that are required to be filed by it (or has been granted appropriate extensions).  The Servicer has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than (i) any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Servicer, (ii) any Tax less than thirty (30) days overdue and (iii) any filings that the failure to so file could not reasonably be expected to have a Material Adverse Effect), and no tax lien has been filed and, to the Servicer’s knowledge, no claim is being asserted, with respect to any such Tax or assessment.

(l)                                     Security Interest.  The Servicer will cooperate with the Administrative Agent to ensure that (i) the Administrative Agent has a security interest (as defined in the UCC) in the Collateral, which is enforceable in accordance with Applicable Law upon execution and delivery of this Agreement and (ii) upon the filing of UCC-1 financing statements naming the Administrative Agent as secured party and each Borrower as debtor, the Administrative Agent, as agent for the Secured Parties, shall have a valid and first priority perfected security interest (subject to any Permitted Liens) in the Receivables and that portion of the Collateral in which a security interest may be perfected by filing.

(m)                               Lockbox Accounts and Concentration Account.  The Servicer has sent the name and address of each Lockbox Account Bank, together with the account number of each Lockbox Account at the applicable Lockbox Account Bank, and the account number of the Concentration Account, to the Collateral Custodian, the Backup Servicer and Administrative Agent.  The Servicer has not granted and shall not grant any Person an interest in the Lockbox Accounts or the Concentration Account.

(n)                                 USA PATRIOT Act.  Neither the Servicer nor any Affiliate of the Servicer is (i) a country, territory, organization, person or entity named on an OFAC list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on

Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

(o)                                 Compliance with Law.  The Servicer has complied with all Applicable Laws to which it may be subject, and, to the knowledge of the Servicer, no Receivable in the Collateral contravenes any Applicable Laws, in each case except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 4.3.                                          Representations and Warranties of the Originator.

The Originator represents and warrants as follows as of the Effective Date and each Measurement Date:

(a)                                  Organization and Good Standing.  The Originator has been duly organized and is validly existing as a limited partnership, in good standing under the laws of its jurisdiction of organization, with all requisite organizational power and authority to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b)                                 Due Qualification.  The Originator is duly qualified to do business as a limited partnership, and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c)                                  Power and Authority; Due Authorization; Execution and Delivery.  The Originator (i) has all necessary power, authority and legal right to (a) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary organizational action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.  This Agreement and each other Transaction Document to which the Originator is a party has been duly executed and delivered by the Originator.

(d)                                 Binding Obligation.  This Agreement and each other Transaction Document to which the Originator is a party constitutes a legal, valid and binding obligation of the Originator enforceable against the Originator in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).

(e)                                  No Violation.  The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the organizational documents or any Contractual Obligation of the Originator, or (ii) violate any Applicable Law, in each case except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(f)                                    No Proceedings.  There is no litigation, proceeding or investigation pending or, to the best knowledge of the Originator, threatened against the Originator, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Originator is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Originator is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

(g)                                 Consents.  All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required to be made or to be obtained by the Originator for the due execution, delivery and performance by the Originator of this Agreement and any other Transaction Document to which the Originator is a party have been obtained except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(h)                                 Taxes.  The Originator has filed or caused to be filed all tax returns that are required to be filed by it, or has been granted appropriate extensions.  The Originator has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than (i) any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Originator, (ii) any Tax less than thirty (30) days overdue and (iii) any filings that the failure to so file could not reasonably be expected to have a Material Adverse Effect), and no tax lien has been filed and, to the Originator’s knowledge, no claim is being asserted, with respect to any such Tax or assessment.

(i)                                     USA PATRIOT Act.  Neither the Originator nor any Affiliate of the Originator is (i) a country, territory, organization, person or entity named on an OFAC list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

(j)                                     Compliance with Law.  The Originator has complied with all Applicable Laws to which it may be subject, and, to the knowledge of the Originator, no Receivable in the Collateral contravenes any Applicable Laws, in each case except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 4.4.                                          Representations and Warranties of the Backup Servicer.

The Backup Servicer in its individual capacity and as Backup Servicer represents and warrants as follows:

(a)                                  Organization; Power and Authority.  It is a duly organized and validly existing corporation in good standing under the laws of the State of Minnesota.  It has full power, authority and legal right to execute, deliver and perform its obligations as Backup Servicer under this Agreement.

(b)                                 Due Authorization.  The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary action on its part, either in its individual capacity or as Backup Servicer, as the case may be.

(c)                                  No Conflict.  The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its organizational documents or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Backup Servicer is a party or by which it or any of its property is bound.

(d)                                 No Violation.  The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law.

(e)                                  Consents.  All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Backup Servicer, required in connection with the execution and delivery of this Agreement, the performance by the Backup Servicer of the transactions contemplated hereby and the fulfillment by the Backup Servicer of the terms hereof have been obtained.

(f)                                    Validity, Etc.  This Agreement constitutes the legal, valid and binding obligation of the Backup Servicer, enforceable against the Backup Servicer in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws or general principles of equity (whether considered in a suit at law or in equity).

Section 4.5.                                          Representations and Warranties of the Collateral Custodian.

The Collateral Custodian in its individual capacity and as Collateral Custodian represents and warrants as follows:

(a)                                  Organization; Power and Authority.  It is a duly organized and validly existing national banking association in good standing under the laws of the United States.  It has full power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement.

(b)                                 Due Authorization.  The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary action on its part, either in its individual capacity or as Collateral Custodian, as the case may be.

(c)                                  No Conflict.  The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its organizational documents or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Custodian is a party or by which it or any of its property is bound.

(d)                                 No Violation.  The execution and delivery of this Agreement, the performance of the Transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law.

(e)                                  Consents.  All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian, required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the Collateral Custodian of the terms hereof have been obtained.

(f)                                    Validity, Etc.  The Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).

Section 4.6.                                          Representations and Warranties of the Principal.

The Principal in its individual capacity and as a Guarantor represents and warrants as follows:

(a)                                  Power and Authority.  The Principal is over eighteen (18) years of age and is a resident and citizen of the state of Nevada.  The Principal has never gone by any name other than Eric J. Gangloff.

(b)                                 No Conflict.  The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof by the Principal will not conflict with, or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Principal is a party or by which it or any of its property is bound, in each case except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c)                                  No Violation.  The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof by the Principal will not conflict with or violate, in any material respect, any Applicable Law.

(d)                                 Consents.  All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Principal, required in connection with the execution and delivery of this Agreement, the performance by the Principal of the transactions contemplated hereby and the fulfillment by the Principal of the terms hereof have been obtained.

(e)                                  Validity, Etc.  This Agreement constitutes the legal, valid and binding obligation of the Principal, enforceable against the Principal in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws or general principles of equity (whether considered in a suit at law or in equity).

ARTICLE V

GENERAL COVENANTS

Section 5.1.                                          Affirmative Covenants of the Borrowers.

From the date hereof until the Collection Date, each Borrower hereby covenants and agrees as to itself and the Collateral in which it has an interest as follows:

(a)                                  Compliance with Laws.  It will comply in all material respects with all Applicable Laws, including those with respect to the Collateral or any part thereof, except if the failure to comply could not reasonably be expected to have a Material Adverse Effect.

(b)                                 Preservation of Company Existence.  It will preserve and maintain its limited liability company or statutory trust, as applicable, existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a limited liability company or statutory trust, as applicable, in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

(c)                                  Performance and Compliance with Collateral.  It will, at its expense, timely and fully perform and comply (or enforce its contractual rights against the Originator or Sourcer to cause the Originator or Sourcer to perform and comply pursuant to the applicable Sale Agreement or enforce its contractual rights against the applicable Seller to cause such Seller to perform and comply pursuant to the applicable Purchase and Sale Agreement) in all material respects with all provisions, covenants and other promises required to be observed by it under the Collateral and all other agreements related to such Collateral.

(d)                                 Keeping of Records and Books of Account.  It will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Collateral in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all or any portion of the Collateral.

(e)                                  Protection of Interest in Collateral.  With respect to the Receivables and Related Security, it will (i) acquire such Receivables and Related Security pursuant to and in accordance with the terms of its Sale Agreement, (ii) take all action necessary to perfect, protect and more fully evidence such Borrower’s ownership of such Receivables and Related Security free and clear of any Lien other than Permitted Liens, including, without limitation, (a) with respect to the Receivables and that portion of the Collateral in which a security interest may be perfected by filing, maintaining effective financing statements against the Originator in all necessary or appropriate filing offices (including any amendments thereto or assignments thereof) and filing continuation statements, amendments or assignments with respect thereto in such filing offices (including any amendments thereto or assignments thereof) and (b) executing or causing to be executed such other instruments or notices as may be reasonably necessary or appropriate, (iii) subject to Section 13.9, permit the Administrative Agent or its respective agents or representatives to visit its offices during normal office hours and upon reasonable notice examine and make copies of all documents, books, records and other information concerning the Collateral and discuss matters related thereto with any of its officers having knowledge of such matters (it shall pay the costs and expenses for all such visits), and (iv) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral.

(f)                                    Deposit of Collections.  It shall direct each Obligor to make all payments directly into the applicable Lockbox Account and (i) the LLC Borrower shall promptly (but in no event later than one (1) Business Day after receipt) deposit all Collections received by it into the Collection Account and (ii) each of the Trust Borrower and Trust II Borrower shall promptly (but in no event later than one (1) Business Day after receipt) deposit all Collections received by it into the Concentration Account.

(g)                                 Special Purpose Entity.  It shall take all necessary action required to maintain compliance with the Special Purpose Entity requirements set forth in Section 4.1(r).

(h)                                 Taxes.  It will file all appropriate tax returns and pay any and all required Taxes (other than the amount of any Taxes the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on its books).

(i)                                     Use of Proceeds.  It will use the proceeds of the Loans only to acquire Collateral and pay transaction expenses related hereto or other expenses of itself.

(j)                                     Obligor Notification Forms.  It shall furnish the Administrative Agent with an appropriate power of attorney to send (at the Administrative Agent’s discretion after the occurrence of an Event of Default) Obligor notification forms to give notice to the Obligors of the Secured Parties’ interest in the Collateral and the obligation to make payments as directed by the Administrative Agent.

(k)                                  Notices.  It will furnish to the Administrative Agent:

(i)                                     Income Tax Liability.  Within ten (10) Business Days after the receipt by a Responsible Officer of revenue agent reports or other written proposals, determinations or assessments of the Internal Revenue Service or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of any affiliated group (within the meaning of Section 1504(a)(l) of the Code) of which it is a member which equal or exceed $100,000 in the aggregate, telephonic or facsimile notice (confirmed in writing within five (5) Business Days thereafter) specifying the nature of the items giving rise to such adjustments and the amounts thereof;

(ii)                                  Auditors’ Management Letters.  Promptly after the receipt thereof, any auditors’ management letters that are received by it;

(iii)                               Representations and Warranties.  Forthwith upon its Responsible Officer receiving knowledge of the same, it shall notify the Administrative Agent if any representation or warranty set forth in Article IV was incorrect in any material respect at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances;

(iv)                              Proceedings.  As soon as possible and in any event within five (5) Business Days after its Responsible Officer receives notice or obtains knowledge thereof, notice of any settlement of, judgment (including a judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could reasonably be expected to have a Material Adverse Effect; provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral or in an amount in excess of $250,000 shall be required to be reported;

(v)                                 Notice of Material Events.  Promptly upon its Responsible Officer becoming aware thereof, notice of any other event or circumstances that, in its reasonable judgment, could reasonably be expected to have a Material Adverse Effect;

(vi)                              Events of Default.  Prompt (and in any event within one Business Day) written notice of the occurrence of each Event of Default and each Unmatured Event of Default of which its Responsible Officer has knowledge or has received notice.  In addition, no later than three (3) Business Days following its Responsible Officer’s knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, it will provide to the Administrative Agent a written statement of a Responsible Officer of such Borrower setting forth the details of such event and the action that such Borrower proposes to take with respect thereto; and

(vii)                           Accounting Changes.  As soon as possible and in any event within ten (10) Business Days after the effective date thereof, notice of any material change in its accounting policies.

(l)                                     Compliance With Transaction Documents.  It will comply in all respects with the terms of this Agreement and the other Transaction Documents to which it is a party.

(m)                               Hedging.  If for any calendar month the Excess Spread is less that 6.00%, it shall be required to enter into Hedge Transactions, in form and substance (and with counterparties) acceptable to the Administrative Agent in its reasonable discretion, within 10 Business Days of the end of such calendar month.

(n)                                 Other.  It will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of it or the Originator as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Secured Parties under or as contemplated by this Agreement.

Section 5.2.                                          Negative Covenants of the Borrowers.

From the date hereof until the Collection Date, each Borrower hereby covenants and agrees as to itself and the Collateral in which it has an interest as follows:

(a)                                  Other Business.  It will not (i) engage in any business other than the transactions contemplated by the Transaction Documents and the “Transaction Documents” (as defined in the Term Credit Agreement), (ii) incur any Indebtedness, other than pursuant to or permitted by this Agreement or under the other Transaction Documents and the “Transaction Documents” (as defined in the Term Credit Agreement), or (iii) form any Subsidiary or make any Investment in any other Person (other than Permitted Investments, “Permitted Investments” (as defined in the Term Credit Agreement) and the LLC Borrower’s ownership of the Trust Borrower).

(b)                                 Collateral Not to be Evidenced by Instruments.  It will take no action to cause any Receivable that is not, as of the Closing Date, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Receivable.

(c)                                  Security Interests.  Except as permitted by the Transaction Documents and the “Transaction Documents” (as defined in the Term Credit Agreement), it will not sell, pledge, assign or transfer, or grant, create, incur, assume or suffer to exist any Lien (except for Permitted Liens) on, any Collateral, whether now existing or hereafter transferred hereunder, or any interest therein, to any other Person.  It will promptly notify the Administrative Agent of the existence of any Lien (other than Permitted Liens) on any Collateral and it shall defend the right, title and interest of the Administrative Agent, as agent for the Secured Parties in, to and under the Collateral against all claims of third parties.

(d)                                 Mergers, Acquisitions, Sales, etc.  It will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets, any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its assets, or sell or assign with or without recourse any Collateral or any interest therein (in each case other than as expressly permitted pursuant to this Agreement, its Sale Agreement, the Term Credit Agreement or the “Transaction Documents” (as defined in the Term Credit Agreement) or in the ordinary course of business).

(e)                                  Deposits to Collection Account.  It will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than Collections in respect of the Collateral.

(f)                                    Restricted Payments.  It shall not declare or pay any dividends or distributions (i) except as permitted under its organizational documents, and (ii) at any time when an Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom.

(g)                                 Change of Name or Location of Servicing Files.  It shall not (x) change its name, move the location of its principal place of business and chief executive office, change the offices where it keeps the records from the location referred to on Annex A hereto, or change the jurisdiction of its organization, or (y) move, or consent to the Collateral Custodian or Servicer moving, the Required Receivable Files or the Servicing Files from the location thereof on the Closing Date, unless in each case it has given at least ten (10) days’ written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest (subject to Permitted Liens) of the Administrative Agent, as agent for the Secured Parties, in the Collateral.

(h)                                 Accounting of Purchases.  Other than for tax and consolidated accounting purposes, it will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by its Sale Agreement in any manner other than as a sale of the Receivables and Related Security to it.

(i)                                     ERISA Matters.  It will not establish or permit any ERISA Affiliate to establish any Benefit Plan or Multiemployer Plan.

(j)                                     Organizational Documents; Sale Agreement.  It will not amend, modify, waive or terminate any provision of its Sale Agreement without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld).  In addition, it will not amend any material portion of its organizational documents without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld).

(k)                                  Changes in Payment Instructions to Obligors.  It will not add or terminate any bank as a Lockbox Account Bank or any Lockbox Account listed in Schedule VI or make any change, or permit the Servicer to make any change, in its instructions to Obligors regarding payments to be made with respect to the Collateral to the applicable Lockbox Account, unless the Administrative Agent has consented to such addition, termination or change and it has notified the Collateral Custodian.

(l)                                     Extension or Amendment of Collateral.  It will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify, or permit the any other Person to extend, amend or otherwise modify, the material terms of any Receivable (including the Related Security).

Section 5.3.                                          Affirmative Covenants of the Servicer.

From the date hereof until the Collection Date the Servicer covenants and agrees as follows:

(a)                                  Compliance with Law.  The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Collateral or any part thereof, except if the failure to comply could not reasonably be expected to have a Material Adverse Effect.

(b)                                 Preservation of Company Existence.  The Servicer will preserve and maintain its organizational existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a limited liability company (or other applicable entity in the case of a successor Servicer), in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

(c)                                  Obligations and Compliance with Collateral.  The Servicer will duly fulfill and comply with all obligations on the part of each Borrower to be fulfilled or complied with under or in connection with the Collateral and will do nothing to impair the rights of the Administrative Agent, as agent for the Secured Parties, in, to and under the Collateral except as otherwise permitted in the Transaction Documents.

(d)                                 Keeping of Records and Books of Account.

(i)                                     The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection and the identification of the Collateral.

(ii)                                  Subject to Section 13.9, the Servicer shall permit the Administrative Agent, the Backup Servicer, each Lender or their respective agents or representatives, to visit the offices of the Servicer during normal office hours and upon reasonable notice and examine and make copies of all documents, books, records and other information concerning the Collateral and discuss matters related thereto with any of the officers or executive employees of the Servicer having knowledge of such matters; the Servicer shall pay the costs and expenses for all such visits; provided, however, that any successor Servicer shall not be required to pay any such costs and expenses, shall be given five Business Days notice of any such visit and shall be subject to only two visits per calendar year.

(iii)                               The initial Servicer will on or prior to each Funding Date, mark its master data processing records and other books and records relating to the Collateral with a legend, acceptable to the Administrative Agent, describing (A) the sale of the Collateral to a Borrower pursuant to its Sale Agreement and (B) the grant of a security interest by the Borrowers to the Administrative Agent as agent for the Secured Parties hereunder.

(e)                                  [Reserved].

(f)                                    Credit and Collection Policy.  The Servicer will (i) comply in all material respects with the Credit and Collection Policy in regard to the Collateral, and (ii) furnish to the Administrative Agent, prior to its effective date, written notice of any proposed changes in the Credit and Collection Policy.  The Servicer will not agree to or otherwise permit to occur any material change in the Credit and Collection Policy or the credit and collection policy of any Sub-Servicer without the prior written consent of the Administrative Agent; provided that no consent shall be required from the Administrative Agent in connection with any change mandated by Applicable Law or a Governmental Authority as evidenced by an Opinion of Counsel to that effect delivered to the Administrative Agent.

(g)                                 Events of Default.  The Servicer will provide the Administrative Agent with prompt (and in any event within one Business Day) written notice of the occurrence of each Event of Default and each Unmatured Event of Default of which a Responsible Officer of the Servicer has knowledge or has received notice.  In addition, no later than three (3) Business Days following a Responsible Officer of the Servicer’s knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, the Servicer will provide to the Administrative Agent a written statement of the chief financial officer or chief accounting officer of the Servicer setting forth the details of such event and the action that the Servicer proposes to take with respect thereto.

(h)                                 Taxes.  The Servicer will file all appropriate tax returns and pay any and all required Taxes (other than the amount of any Taxes the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Servicer).

(i)                                     Other.  The Servicer will promptly furnish to the Administrative Agent such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of each Borrower or the Servicer as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent and the Secured Parties under or as contemplated by this Agreement.

(j)                                     Proceedings.  As soon as possible and in any event within five (5) Business Days after a Responsible Officer of the Servicer receives notice or obtains knowledge thereof, the Servicer will furnish to the Administrative Agent notice of any settlement of, judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in each case, relating to the Servicer, which could reasonably be expected to have a Material Adverse Effect.

(k)                                  Deposit of Collections.  The Servicer shall direct each Obligor to make payments directly to the applicable Lockbox Account and shall promptly (but in no event later than one (1) Business Day after receipt) deposit into the Collection Account any and all Collections received directly by it or by each Borrower (in the case of the initial Servicer, in which case the initial Servicer will be acting on each Borrower’s behalf).

(l)                                     Change of Control.  Upon the occurrence of a Change of Control of the Servicer, the initial Servicer shall provide the Administrative Agent, the Backup Servicer and each Lender with written notice of such Change of Control within two (2) Business Days after the occurrence of the same.

(m)                               Special Purpose Entity Requirements.  The initial Servicer shall take such actions as are necessary to cause each Borrower to be in compliance with the Special Purpose Entity requirements set forth in Section 4.1(r).

(n)                                 Servicing System Changes.  As soon as possible and in any event within five (5) Business Days after the effective date thereof, the Servicer will provide the Backup Servicer notice of any material changes to its servicing systems.

(o)                                 Notices.  The Servicer will furnish to the Administrative Agent and the Backup Servicer prior written notice of any changes to its name or location of its principal place of business or chief executive office.

Section 5.4.                                          Negative Covenants of the Servicer.

From the date hereof until the Collection Date, the Servicer hereby covenants and agrees:

(a)                                  Deposits to Collection Account.  The Servicer will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than Collections in respect of the Collateral.

(b)                                 Mergers, Acquisition, Sales, etc.  The Servicer will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Servicer is the surviving entity and unless:

(i)                                     the Servicer has delivered to the Administrative Agent an Officer’s Certificate stating that any such consolidation, merger, conveyance or transfer and any supplemental agreement executed in connection therewith comply with this Section 5.4 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of a supplemental agreement, the delivery of an Opinion of Counsel stating that such supplemental agreement is legal, valid and binding with respect to the Servicer and such other matters as the Administrative Agent may reasonably request;

(ii)                                  the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to the Administrative Agent and obtained the consent of the Administrative Agent (such consent not to be unreasonably withheld); and

(iii)                               after giving effect thereto, no Unmatured Event of Default or Event of Default shall have occurred.

(c)                                  Change of Location of Servicing Files.  The Servicer shall not (x) change the offices where it keeps records concerning the Collateral from the location referred to on Annex A hereto, or (y) move, or consent to the Collateral Custodian moving, the Required Receivable Files or Servicing Files from the location thereof on the Closing Date, unless the Servicer has given at least ten (10) days’ written notice to the Administrative Agent.

(d)                                 Change in Payment Instructions to Obligors.  The Servicer will not add or  terminate any bank as a Lockbox Account Bank or any Lockbox Account listed in Schedule VI or make any change in its instructions to Obligors regarding payments to be made to the applicable Lockbox Account, unless the Administrative Agent has consented to such addition, termination or change and the Collateral Custodian has been notified.

(e)                                  Extension or Amendment of Receivables.  The Servicer will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify the terms of any Receivable (including the Related Security).

Section 5.5.                                          Affirmative Covenants of the Originator.

From the date hereof until the Collection Date, the Originator hereby covenants and agrees as follows:

(a)                                  Compliance with Law.  The Originator will comply with all Applicable Laws, including those with respect to the Collateral or any part thereof, except if the failure to comply could not reasonably be expected to have a Material Adverse Effect.

(b)                                 Preservation of Company Existence.  The Originator will preserve and maintain its organizational existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a limited partnership, in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

(c)                                  Obligations and Compliance with Collateral.  The Originator will do nothing to impair the rights of the Administrative Agent, as agent for the Secured Parties, in, to and under the Collateral.

(d)                                 Keeping of Records and Books of Account.

(i)                                     The Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection and the identification of the Collateral.

(ii)                                  Subject to Section 13.9, the Originator shall permit the Administrative Agent, the Backup Servicer, each Lender or their respective agents or representatives, to visit the offices of the Originator during normal office hours and upon reasonable notice and examine and make copies of all documents, books, records and other information concerning the Collateral and discuss matters related thereto with any of the officers or executive employees of the Originator having knowledge of such matters; the Originator shall pay the costs and expenses for all such visits.

(iii)                               The Originator will on or prior to each Funding Date, mark its master data processing records and other books and records relating to the Collateral with a legend, acceptable to the Administrative Agent, describing (A) the sale of the Collateral to the LLC Borrower pursuant to its Sale Agreement and (B) the grant of a security interest by the LLC Borrower to the Administrative Agent as agent for the Secured Parties hereunder.

(e)                                  Events of Default.  The Originator will provide the Administrative Agent with prompt (and in any event within one Business Day) written notice of the occurrence of each Event of Default and each Unmatured Event of Default of which a Responsible Officer of the Originator has knowledge or has received notice.

(f)                                    Taxes.  The Originator will file all appropriate tax returns and pay any and all required Taxes (other than the amount of any Taxes the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Originator).

(g)                                 Other.  The Originator will promptly furnish to the Administrative Agent such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the LLC Borrower or the Originator as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent and the Secured Parties under or as contemplated by this Agreement.

(h)                                 Proceedings.  As soon as possible and in any event within five (5) Business Days after a Responsible Officer of the Originator receives notice or obtains knowledge thereof, the Originator will furnish to the Administrative Agent notice of any settlement of, judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in each case, relating to the Originator, which could reasonably be expected to have a Material Adverse Effect.

(i)                                     Deposit of Collections.  The Originator shall promptly (but in no event later than one (1) Business Day after receipt) deposit into the Collection Account any and all Collections received directly by it.

(j)                                     Change of Control.  Upon the occurrence of a Change of Control of the Originator, the Originator shall provide the Administrative Agent and each Lender with notice of such Change of Control within two (2) Business Days after the occurrence of the same.

(k)                                  Special Purpose Entity Requirements.  The Originator shall take such actions as are necessary to cause the Borrowers to be in compliance with the Special Purpose Entity requirements set forth in Section 4.1(r).

(l)                                     Notices.  The Originator will furnish to the Administrative Agent and the Backup Servicer prior written notice of any changes to its name or location of its principal place of business or chief executive office.

(m)                               E&O Insurance.  The Originator shall at all times maintain an errors and omissions insurance policy, in form and substance reasonably acceptable to Administrative Agent, of the type customarily in force with respect to entities engaged in similar financings, with at all times a principal face amount of no less than $1,000,000 under which the Administrative Agent, on behalf of the Secured Parties, will be named both beneficiary and loss payee.  The Originator shall, no less than annually, provide the Administrative Agent with written evidence of policy renewal and payment of premiums.

(n)                                 Fidelity Bond.  The Originator shall at all times maintain a fidelity bond, in form and substance reasonably acceptable to Administrative Agent, of the type customarily in force with respect to entities engaged in similar financings, with at all times a principal face amount of no less than $1,000,000 under which the Administrative Agent, on behalf of the Secured Parties, will be named both beneficiary and loss payee.  The Originator shall, no less than annually, provide the Administrative Agent with written evidence of policy renewal and payment of premiums.

Section 5.6.                                          Negative Covenants of the Originator.

From the date hereof until the Collection Date, the Originator hereby covenants and agrees as follows:

(a)                                  Deposits to Collection Account.  The Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than Collections in respect of the Collateral.

(b)                                 Mergers, Acquisition, Sales, etc.  The Originator will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Originator is the surviving entity and unless:

(i)                                     the Originator has delivered to the Administrative Agent an Officer’s Certificate stating that any such consolidation, merger, conveyance or transfer and any supplemental agreement executed in connection therewith comply with this Section 5.6 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of a supplemental agreement, the delivery of an Opinion of Counsel stating that such supplemental agreement is legal, valid and binding with respect to the Originator and such other matters as the Administrative Agent may reasonably request;

(ii)                                  the Originator shall have delivered notice of such consolidation, merger, conveyance or transfer to the Administrative Agent and obtained the consent of the Administrative Agent (such consent not to be unreasonably withheld); and

(iii)                               after giving effect thereto, no Unmatured Event of Default or Event of Default shall have occurred.

(c)                                  Change of Location of Servicing Files.  The Originator shall not (x) change the offices where it keeps records concerning the Collateral from the location referred to on Annex A hereto, or (y) move, or consent to the Collateral Custodian moving, the Required Receivable Files or Servicing Files from the location thereof on the Closing Date, unless the Originator has given at least ten (10) days’ written notice to the Administrative Agent.

(d)                                 Change in Payment Instructions to Obligors.  The Originator will not add or  terminate any bank as a Lockbox Account Bank or any Lockbox Account listed in Schedule VI or make any change in the instructions to Obligors regarding payments to be made to the applicable Lockbox Account, unless the Administrative Agent has consented to such addition and the Collateral Custodian has been notified.

(e)                                  Extension or Amendment of Receivables.  The Originator will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify the terms of any Receivable (including the Related Security).

Section 5.7.                                          Affirmative Covenants of the Backup Servicer.

From the date hereof until the Collection Date, the Backup Servicer hereby covenants and agrees as follows:

(a)                                  Compliance with Law.  The Backup Servicer will comply with all Applicable Law.

(b)                                 Preservation of Existence.  The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

Section 5.8.                                          Negative Covenants of the Backup Servicer.

From the date hereof until the Collection Date, the Backup Servicer will not make any changes to the Backup Servicing Fee set forth in the Backup Servicer Fee Letter without the prior written approval of the Administrative Agent.

Section 5.9.                                          Affirmative Covenants of the Collateral Custodian.

From the date hereof until the Collection Date, the Collateral Custodian hereby covenants and agrees as follows:

(a)                                  Compliance with Law.  The Collateral Custodian will comply in all material respects with all Applicable Law.

(b)                                 Preservation of Existence.  The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

(c)                                  Location of Required Receivable Files.  Subject to Section 8.8, the Required Receivable Files shall remain at all times in the possession of the Collateral Custodian at the address set forth on Annex A to this Agreement unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Required Receivable Files to be released to the Servicer on a temporary basis in accordance with the terms hereof, except as such Required Receivable Files may otherwise be released pursuant to this Agreement.

Section 5.10.                                   Negative Covenants of the Collateral Custodian.

From the date hereof until the Collection Date, the Collateral Custodian hereby covenants and agrees as follows:

(a)                                  Required Receivable Files.  The Collateral Custodian will not dispose of any Required Receivable File documents in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement.

(b)                                 No Changes to Collateral Custodian Fee.  The Collateral Custodian will not make any changes to the Collateral Custodian Fee set forth in the Collateral Custodian Fee Letter without the prior written approval of the Administrative Agent.

ARTICLE VI

ADMINISTRATION AND SERVICING OF CONTRACTS

Section 6.1.                                          Designation of the Servicer.

(a)                                  Initial Servicer.  The servicing, administering and collection of the Collateral shall be conducted by the Person designated as the Servicer hereunder from time to time in accordance with this Section 6.1.  Until the Administrative Agent gives to Summit Alternative Investments, LLC a Servicer Termination Notice, Summit Alternative Investments, LLC is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and responsibilities of, the Servicer pursuant to the terms hereof.

(b)                                 Successor Servicer.  Upon the Servicer’s receipt of a Servicer Termination Notice from the Administrative Agent pursuant to Section 6.12, the Servicer agrees that it will terminate its activities as Servicer hereunder in a manner that will facilitate the transition of the performance of such activities to a successor Servicer, as reasonably determined by the Administrative Agent, and the successor Servicer shall assume each and all of the Servicer’s obligations to service and administer the Collateral, on the terms and subject to the conditions herein set forth, and the Servicer shall use its best efforts to assist the successor Servicer in assuming such obligations.

(c)                                  Subcontracts.  The Servicer may, with the prior written consent of the Administrative Agent and with notice to the Backup Servicer, subcontract with any other Person for servicing, administering or collecting the Collateral; provided that (i) the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof without regard to any subcontracting arrangement, (ii) any sub-servicing agreement with a Sub-Servicer will permit the Administrative Agent on-site inspection rights at such Sub-Servicer’s offices twice per calendar year prior to a Servicer Default or an Event of Default and unlimited inspection rights at such Sub-Servicer’s office after a Servicer Default or an Event of Default, (iii) any such sub-servicing agreement shall be terminable by notice from the Administrative Agent upon the occurrence of a Servicer Default, and (iv) any such sub-servicing agreement will include provisions that (A) the Administrative Agent on behalf of the Secured Parties is a third party beneficiary thereof, and (B) no amendments thereto will be permitted without the consent of the Administrative Agent.  The Administrative Agent hereby consents to the delegation by the Servicer of the servicing of the Receivables of the Trust Borrower (including those Receivables sold by the Trust Borrower to the Trust II Borrower pursuant to the Purchase Agreement) to FCC Finance, LLC under the Sourcing and Servicing Agreement and the Servicer hereby does so delegate.

(d)                                 Servicing Programs.  In the event that the initial Servicer or any Sub-Servicer uses any software program in servicing the Collateral that it licenses from a third party, the initial Servicer or such Sub-Servicer, as applicable, shall use commercially reasonable efforts to obtain, either before the applicable Funding Date for the related Receivables or as soon as possible thereafter, whatever licenses or approvals are necessary to allow the Administrative Agent and the Backup Servicer to use such program and to allow the initial Servicer or the Sub-Servicer, as applicable, to assign such licenses to the Backup Servicer or to any other Successor Servicer appointed as provided in this Agreement.

Section 6.2.                                          Duties of the Servicer.

(a)                                  Appointment.  Each Borrower hereby appoints the Servicer as its agent, as from time to time designated pursuant to Section 6.1, to service the Collateral and enforce its rights in, to and under such Collateral.  The Servicer hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto as set forth herein.  The Servicer and each Borrower hereby acknowledges that the Administrative Agent and the other Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder.

(b)                                 Duties.  The Servicer (or the Sub-Servicer on its behalf) shall take or cause to be taken all such actions as may be reasonably necessary or advisable to collect on the Collateral from time to time, all in accordance with Applicable Law, the Credit and Collection Policy and the Servicing Standard.  Without limiting the foregoing, the duties of the Servicer  shall include the following:

(i)                                     preparing and submitting claims to, and acting as post-billing liaison with, Obligors on each Receivable;

(ii)                                  maintaining all reasonably necessary servicing records with respect to the Collateral and providing such reports, information and servicing records to the Administrative Agent and Collateral Custodian in respect of the servicing of the Collateral (including information relating to its performance under this Agreement) as may be required hereunder or as the Administrative Agent and the Collateral Custodian may reasonably request;

(iii)                               maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate servicing records evidencing the Collateral in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Collateral;

(iv)                              identifying each Receivable clearly and unambiguously in its servicing records to reflect that such Receivable is owned by the applicable Borrower and that such Borrower is granting a security interest therein to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement;

(v)                                 notifying the Administrative Agent of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim (1) that is, or to the Servicer’s knowledge threatened to be, asserted by an Obligor with respect to any Receivable (or portion thereof) of which it has knowledge or has received notice; and (2) that could reasonably be expected to have a Material Adverse Effect;

(vi)                              providing written notice to the Administrative Agent, prior to the effective date thereof, of any material proposed changes in the Credit and Collection Policy;

(vii)                           maintaining the first priority perfected security interest (subject to Permitted Liens) of the Administrative Agent, as agent for the Secured Parties, in the Collateral;

(viii)                       maintaining the Servicing Files with respect to Receivables; and

(ix)                               directing the Collateral Custodian to make payments pursuant to the terms of the Servicing Report in accordance with Section 2.7 and Section 2.8, as applicable.

(c)                                  Notwithstanding anything to the contrary contained herein, the exercise by the Secured Parties of their rights hereunder shall not release the Servicer, the Originator or the Borrowers from any of their duties or responsibilities with respect to the Collateral.  The Secured Parties, the Backup Servicer and the Collateral Custodian shall not have any obligation or liability with respect to any Collateral (except as otherwise provided herein in the case of the Collateral Custodian and the Backup Servicer), nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

(d)                                 Any payment by an Obligor in respect of any indebtedness owed by it to the applicable Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Administrative Agent, be applied as a collection of a payment by such Obligor (starting with the oldest such outstanding payment due) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

Section 6.3.                                Authorization of the Servicer.

(a)                                  Each of the Borrowers and the Administrative Agent hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the Servicer and not inconsistent with the sale of the Collateral from a Seller to the Originator pursuant to a Purchase and Sale Agreement and from the Originator to the LLC Borrower under its Sale Agreement and, thereafter, the pledge by the Borrowers to the Administrative Agent, on behalf of the Secured Parties, hereunder, to collect all amounts due under any and all Collateral, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral and, after the delinquency of any Collateral and to the extent permitted under and in compliance with

Applicable Law, to commence proceedings with respect to enforcing payment thereof.  The Originator, the Borrowers and the Administrative Agent, on behalf of the Secured Parties, shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Collateral.  In no event shall the Servicer be entitled to make any Secured Party, the Collateral Custodian or the Administrative Agent a party to any litigation without such party’s express prior written consent, or to make a Borrower a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Administrative Agent’s consent.

(b)                                 After the declaration of the Termination Date, at the direction of the Administrative Agent, the Servicer shall take such action as the Administrative Agent may reasonably deem necessary or advisable to enforce collection of the Collateral; provided that the Administrative Agent may, at any time that an Event of Default has occurred and is continuing, notify any Obligor with respect to any Collateral of the assignment of such Collateral to the Administrative Agent, on behalf of the Secured Parties, and direct that payments of all amounts due or to become due be made directly to the Administrative Agent or any servicer, collection agent or account designated by the Administrative Agent and, upon such notification and at the expense of the Borrowers, the Administrative Agent may enforce collection of any such Collateral, and adjust, settle or compromise the amount or payment thereof.

Section 6.4.                                          Collection of Payments; Accounts.

(a)                                  Collection Efforts, Modification of Collateral.  The Servicer will use commercially reasonable efforts to collect, or cause to be collected, all payments called for under the terms and provisions of the Receivables included in the Collateral as and when the same become due in accordance with the Credit and Collection Policy and the Servicing Standard.  The Servicer may not waive, modify or otherwise vary any provision of an item of Collateral in a manner that would impair the collectibility of the Collateral or in any manner contrary to the Credit and Collection Policy and the Servicing Standard.

(b)                                 Prepaid Receivable.  The Servicer may not consent to a Receivable becoming a Prepaid Receivable, in whole or in part, unless (x) the applicable Borrower provides a Substitute Receivable in accordance with Section 2.15 or (y) such prepayment (plus any concurrent deposits made by the Servicer) (i) will not result in the Collection Account receiving an amount less than the sum of (a) the outstanding principal balance thereof (or portion thereof to be prepaid) on the date of such payment, and (b) any accrued and unpaid interest thereon (such sum, the “Prepayment Amount”) or (ii) is in compliance with the Underlying Instruments for the applicable Receivable and such prepayment is consented to by the Servicer in accordance with the Servicing Standard.

(c)                                  Acceleration.  If required by the Credit and Collection Policy or if consistent with the Servicing Standard and the related Underlying Instruments, the Servicer shall accelerate the maturity of all or any Scheduled Payments and other amounts due under any Receivable promptly after such Receivable becomes a Defaulted Receivable.

(d)                                 Taxes and other Amounts.  The Servicer will use commercially reasonable efforts in accordance with the Servicing Standard to collect all payments with respect to amounts due for Taxes, assessments and insurance premiums relating to each Receivable to the extent required to be paid to a Borrower for such application under the Underlying Instrument and remit such amounts to the appropriate Governmental Authority or insurer as required by the Underlying Instruments.

(e)                                  Payments to Lockbox Account.  On or before the Closing Date, the Servicer shall have instructed all Obligors to make all payments in respect of the Collateral directly to the applicable Lockbox Account.

(f)                                    Accounts.  Each of the parties hereto hereby agrees that (i) each Account shall be deemed to be a Securities Account and (ii) except as otherwise expressly provided herein, the Administrative Agent shall be exclusively entitled to exercise the rights that comprise each Financial Asset held in each Account.  Each of the parties hereto hereby agrees to cause the Collateral Custodian or any other Securities Intermediary that holds any money or other property for Borrowers in an Account to agree with the parties hereto that (A) the cash and other property (subject to Section 6.4(g) below with respect to any property other than investment property, as defined in Section 9-102(a)(49) of the UCC) is to be treated as a Financial Asset under Article 8 of the UCC and (B) the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC) for that purpose shall be the State of New York.  In no event may any Financial Asset held in any Account be registered in the name of, payable to the order of, or specially Indorsed to, a Borrower, unless such Financial Asset has also been Indorsed in blank or to the Collateral Custodian or other Securities Intermediary that holds such Financial Asset in such Account.

(g)                                 Underlying Instruments.  Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, none of the Collateral Custodian nor any Securities Intermediary shall be under any duty or obligation in connection with the acquisition by a Borrower of or the grant by a Borrower to the Administrative Agent of a security interest in any Receivable to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of a Borrower under the related Underlying Instruments, or otherwise to examine the Underlying Instruments, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer (including without limitation any necessary consents).  The Collateral Custodian shall hold any Instrument delivered to it evidencing any Receivable hereunder as custodial agent for the Administrative Agent in accordance with the terms of this Agreement.

(h)                                 Establishment of the Collection Account.  The Servicer shall cause to be established, on or before the Closing Date, with the Collateral Custodian, and maintained in the name of the LLC Borrower, subject to the Lien of the Administrative Agent, a segregated corporate trust account entitled “Collection Account for SSPE, LLC” (the “Collection Account”), over which the Administrative Agent as agent for the Secured Parties, shall have control and from which none of the Originator, the Servicer, the Sub-Servicer nor the Borrowers shall have any right of withdrawal.

(i)                                     Adjustments.  If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake.  Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

Section 6.5.                                          Realization Upon Defaulted Receivables.

The Servicer will use commercially reasonable efforts consistent with Applicable Law to secure the repurchase of any Defaulted Receivable from the applicable Dealer to the extent permitted by and in accordance with the applicable Dealer Agreement.  In the event that the Servicer cannot secure such repurchase for any reason, the Servicer will use commercially reasonable efforts consistent with Applicable Law to recover on the Defaulted Receivables from the applicable Seller in accordance with its guaranty obligation (if any) pursuant to the applicable Purchase and Sale Agreement.  In the event that the Servicer cannot secure such repurchase or recovery for any reason, the Servicer will use commercially reasonable efforts in accordance with the Credit and Collection Policy and consistent with the Servicing Standard and Applicable Law in realizing upon such Defaulted Receivable and Related Security, and employ practices and procedures including commercially reasonable efforts to enforce all obligations of Obligors.  Without limiting the generality of the foregoing, unless the Administrative Agent has specifically given instruction to the contrary, the Servicer may (i) foreclose upon any property securing the Defaulted Receivable and cause the sale of any such property, (ii) turn the Defaulted Receivable over to a collection agency for collection, or (iii) sell the Defaulted Receivable for its fair market value (as determined by the Servicer in good faith) to an independent third-party purchaser.  The Servicer will remit to the Collection Account the Recoveries received in connection with the sale or disposition of a Defaulted Receivable.

Section 6.6.                                          Servicing Compensation.

As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive the Servicing Fee to the extent of funds available therefor pursuant to the provisions of Sections 2.7 and 2.8, as applicable.

Section 6.7.                                          Payment of Certain Expenses by the Servicer.

The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of its independent accountants, Taxes imposed on the Servicer, expenses incurred by the Servicer in connection with payments pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrowers, but excluding Liquidation Expenses incurred as a result of activities contemplated by Section 6.5.  The initial Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Accounts and each Lockbox Account.  The initial Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.  Notwithstanding the foregoing, if the Backup Servicer is appointed successor Servicer hereunder, it shall be entitled to reimbursement from the Borrowers for all reasonable out-of-pocket expenses incurred by it in connection with its servicing activities hereunder.

Section 6.8.                                          Reports.

(a)                                  Servicing Report.  On each Reporting Date, the Servicer will provide to the Borrowers, the Administrative Agent, the Backup Servicer and the Collateral Custodian, a monthly statement (a “Servicing Report”) including (i) a calculation of the Borrowing Base as of the most recent date of determination, with respect to the related calendar month, (ii) an updated Receivables List, (iii) an identification of each Receivable owned by the related Borrower, (iv) the Loans Outstanding attributable to each Borrower, and (v) such other pool portfolio data and information as reasonably requested by Administrative Agent from time to time, signed by a Responsible Officer of the Servicer and the Borrowers and substantially in the form of Exhibit C.

(b)                                 Servicer’s Certificate.  Together with each Servicing Report, the Servicer shall submit to the Administrative Agent (with a copy to the Backup Servicer and the Collateral Custodian) a certificate substantially in the form of Exhibit H (a “Servicer’s Certificate”), signed by a Responsible Officer of the Servicer, which shall include a certification by such Responsible Officer that, to its knowledge, no Event of Default or Unmatured Event of Default has occurred.

(c)                                  Financial Statements.  (i) For so long as the Servicer is Summit Alternative Investments, LLC or an Affiliate thereof, the Servicer will submit to the Administrative Agent and the Backup Servicer, (A) within thirty (30) days after the end of each of its fiscal months and quarters (excluding the fiscal quarter ending on the date specified in subclause (B) below), commencing September 30, 2008, consolidated unaudited financial statements of Summit Alternative Investments, LLC and consolidated unaudited financial statements of Summit Consumer Receivables Fund, L.P. (which shall include either consolidating financial statements showing the separate financial performance of the LLC Borrower and the Trust Borrower or discrete financial information specific to each such Borrower) for the most recent fiscal month or quarter, as applicable, and (B) within one hundred twenty (120) days after the end of each fiscal year, commencing with the fiscal year ended December 31, 2008, consolidated unaudited financial statements of Summit Alternative Investments, LLC and consolidated audited financial statements of Summit Consumer Receivables Fund, L.P. (which shall include either consolidating financial statements showing the separate financial performance of the LLC Borrower and the Trust Borrower or discrete financial information specific to each such Borrower), audited by a firm of nationally recognized independent public accountants.  Except as otherwise set forth herein, the Backup Servicer shall have no duty to review any of the information set forth in such financial statements.

Section 6.9.                                          Annual Statement as to Compliance.

The Servicer will provide to the Administrative Agent and the Backup Servicer, within ninety (90) days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2008, a fiscal report signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer’s performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person’s supervision and (b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Default has occurred.

Section 6.10.                                   Reserved.

Section 6.11.                                   The Servicer Not to Resign.

The Servicer shall not resign from the obligations and duties hereby imposed on it except upon the Servicer’s determination that the performance of its duties hereunder is or has become illegal under Applicable Law.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect addressed and delivered to the Administrative Agent.  No such resignation shall become effective until a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.2.

Section 6.12.                                   Servicer Defaults.

If any one of the following events (a “Servicer Default”) shall occur:

(a)                                  any failure by the Servicer to make any payment, transfer or deposit or, if applicable, to give instructions or notices to any third party to make any payment, transfer, or deposit (including, without limitation, with respect to the remittance of Collections) as required by this Agreement or the other Transaction Documents which continues unremedied for a period of two (2) Business Days;

(b)                                 any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or the other Transaction Documents to which the Servicer is a party and the same continues unremedied for a period of five (5) Business Days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to a Responsible Officer of the Servicer by the Administrative Agent or any Lender or (ii) the date on which a Responsible Officer of the Servicer acquires actual knowledge thereof;

(c)                                  (I) the failure of the initial Servicer to make any payment when due with respect to any of its debt or other obligations (which payment default relates to debt facilities or other obligations in excess of $250,000 in the aggregate) or (II) the occurrence of any event or condition that would cause or permit acceleration of such debt or other obligations in excess of $250,000 in the aggregate, unless (1) such event or condition has been waived and (2) any such debt or other obligations shall have not been declared to be due and payable or required to be prepaid (other than by scheduled payment) prior to maturity, in the case of each of clauses (I) and (II) (i) subject to the initial Servicer’s right to contest in good faith any claim which could lead to acceleration and (ii) after all applicable cure and grace periods have expired; or

(d)                                 an Insolvency Event with respect to the Servicer;

(e)                                  an Event of Default (which has not been waived in writing by the Administrative Agent) or a default by any Sub-Servicer under the applicable Sub-Servicing Agreement which shall be continuing;

(f)                                    the Servicer fails in any material respect to comply with the Credit and Collection Policy and the Servicing Standard regarding the servicing of the Collateral and the same continues unremedied for a period of ten (10) Business Days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to a Responsible Officer of the Servicer by the Administrative Agent or any Lender or (ii) the date on which a Responsible Officer of the Servicer acquires actual knowledge thereof;

(g)                                 Summit Alternative Investments, LLC ceases to be the Servicer (other than as provided for under the terms of this Agreement);

(h)                                 the occurrence or existence of any event which causes a Material Adverse Effect with respect to the Servicer;

(i)                                     any failure by the Servicer to deliver any required Servicing Report or other Required Reports hereunder and the same continues unremedied for a period of one Business Day after the earlier to occur of (i) the date on which written notice of such failure shall have been given to a Responsible Officer of the Servicer by the Administrative Agent or Collateral Custodian, or (ii) the date on which a Responsible Officer of the Servicer has actual knowledge thereof; or

(j)                                     any representation, warranty or certification made by the Servicer in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect when made and continues to be unremedied for a period of thirty (30) Business Days after the earlier to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the a Responsible Officer of Servicer by the Administrative Agent or any Lender or (ii) the date on which a Responsible Officer of the Servicer acquires knowledge thereof;

then notwithstanding anything herein to the contrary, the Administrative Agent, by written notice to the Servicer (with a copy to the Collateral Custodian and Backup Servicer) (a “Servicer Termination Notice”), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement (other than fees or expenses owed to the Servicer which have accrued or been incurred prior to the delivery of the Servicer Termination Notice) and appoint the Backup Servicer to perform its duties pursuant to the terms of this Agreement.

Section 6.13.                                   Appointment of Successor Servicer.

(a)                                  On and after the receipt by the Servicer and the Backup Servicer of a Servicer Termination Notice pursuant to Section 6.12, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or as otherwise specified by the Administrative Agent in writing or, if no such date is specified in such Servicer Termination Notice or otherwise specified by the Administrative Agent, until a date mutually agreed upon by the Servicer and the Administrative Agent and shall be entitled to receive, to the extent of funds available therefor pursuant to Section 2.6, the Servicing Fee therefor until such date; provided that any fees or expenses owed to the Servicer attributable to the period prior to such date shall accrue and remain payable.  The Administrative Agent may at any time following delivery of a Servicer Termination Notice in written notice to the Backup Servicer, in its sole discretion (provided the Administrative Agent will not appoint a direct competitor of the Originator or an Affiliate thereof as Backup Servicer without the Servicer’s prior written consent), appoint the Backup Servicer as the Servicer hereunder, and the Backup Servicer shall on such date assume all obligations of the Servicer hereunder with respect to servicing of the Collateral, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer.  As compensation therefor, the Backup Servicer shall thereafter be entitled to the Servicing Fee together with the one-time successor servicer fee specified in the Backup Servicing Fee Letter, any other rights to reimbursement to which the Servicer is entitled as specified herein, plus Transition Expenses.  In the event that the Administrative Agent does not so appoint the Backup Servicer (which it may or may not do in its discretion), there is no Backup Servicer or the Backup Servicer is unable to assume such obligations on such date, the Administrative Agent shall as promptly as possible appoint a successor servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Administrative Agent and each Lender.  In the event that a Successor Servicer has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Administrative Agent may petition a court of competent jurisdiction to appoint any established financial institution, having a net worth of not less than United States $50,000,000 and whose regular business includes the servicing of loans, as the Successor Servicer hereunder.

(b)                                 The Backup Servicer as a successor Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of any successor Servicer hereunder.

(c)                                  The Servicer agrees to cooperate and use commercially reasonable efforts in effecting the transition of the responsibilities and rights of servicing of the Receivables, including, without limitation, the transfer to the Backup Servicer as successor Servicer for the administration by it of all cash amounts that shall at the time be held by Servicer for deposit, or have been deposited by the Servicer, or thereafter received with respect to the Receivables and the delivery to the Backup Servicer as successor Servicer in an orderly and timely fashion of all files and records with respect to the Receivables and a computer tape in readable form containing all information necessary to enable the Backup Servicer as successor Servicer to service the Receivables.  In addition, the Servicer agrees to cooperate and use commercially reasonable efforts in providing at the Servicer’s expense to the Backup Servicer, as a successor Servicer, with a list of key servicing personnel and contact information, reasonable access (including at the premises of the Servicer) to the Servicer’s employees, and any and all of the books, records (in electronic or other form) or other information reasonably requested by it to enable the Backup Servicer, as a successor Servicer, to assume the servicing functions hereunder.

(d)                                 The Backup Servicer as a successor Servicer is authorized and empowered to execute and deliver, on behalf of the Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do so or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination or to perform the duties of the Servicer.  The Servicer will provide the Backup Servicer, as a successor Servicer, with a power of attorney stating such (at such time as the Backup Servicer becomes a successor Servicer).

(e)                                  Upon its appointment, the Backup Servicer (subject to Section 6.13(a)) or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable; provided that the Backup Servicer or Successor Servicer, as applicable, shall have (i) no liability with respect to any action performed by the terminated Servicer prior to the date that the Backup Servicer or Successor Servicer, as applicable, becomes the successor to the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer unless it elects to in its sole discretion, (iii) no obligation to pay any taxes required to be paid by the Servicer (provided that the Backup Servicer or Successor Servicer, as applicable, shall pay any income taxes for which it is liable), (iv) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, (v) no liability or obligation with respect to any indemnification obligations of any prior Servicer, (vi) no obligation to make payments with respect to any losses on investments made by or at the direction of the Servicer, (vii) no obligation to take any legal action which the Backup Servicer in its reasonable opinion believes subjects it to any liability in connection with such legal action unless it shall have been assured to its reasonable satisfaction that it will be indemnified for such liabilities, and (viii) no liability with respect to any action performed, or breaches or defaults caused by any prior Servicer prior to its appointment, or any claim of a third party based on any alleged action of any prior Servicer.  The indemnification obligations of the Backup Servicer or the Successor Servicer, as applicable, upon becoming a successor Servicer, are expressly limited to those arising on account of its failure to act in good faith and with reasonable care under the circumstances.  In addition, the Backup Servicer or Successor Servicer, as applicable, shall have no liability relating to the representations and warranties of the initial Servicer contained in Article IV.  In no event shall the Backup Servicer or the Successor Servicer be liable for any indirect, special or consequential damages (including lost profits) whether or not it has been advised of the likelihood of such damages.

(f)                                    Upon the Backup Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this Section 6.13, the Backup Servicer will promptly begin the transition to its role as Servicer.  In the event the Backup Servicer declines to continue to act as Servicer hereunder, the Backup Servicer shall solicit, by public announcement, bids from banks, specialty finance companies, asset managers and servicing institutions meeting the qualifications set forth in Section 6.13(a).  Such public announcement shall specify that the Successor Servicer shall be entitled to the full amount of the Servicing Fee as servicing compensation.  Within thirty (30) days after any such public announcement, the Backup Servicer shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to a qualified party acceptable to the Administrative Agent submitting a qualifying bid.  The Backup Servicer shall deduct from any sum received by the Backup Servicer from the successor to the Servicer in respect of such sale, transfer and assignment, all costs and expenses of any public announcement, of conducting such sale and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder.  After such deductions, the remainder of such sum shall be paid by the Backup Servicer to the Servicer at the time of such sale, transfer and assignment to the Servicer’s successor.  If no bid from a qualified potential Successor Servicer is received or if no sale, transfer and assignment of the servicing rights and responsibilities hereunder shall have been concluded within thirty (30) days after such public announcement, the Backup Servicer may, in its discretion, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. As compensation, any Successor Servicer (including, without limitation, the Administrative Agent) so appointed shall be entitled to receive the Servicing Fee, including, without limitation, transition expenses.  The Backup Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Backup Servicer to the Administrative Agent and the Administrative Agent shall have consented thereto.  The Backup Servicer shall not resign as Servicer until a Successor Servicer has been appointed and accepted such appointment.  Notwithstanding anything to the contrary contained herein, in no event shall the Backup Servicer or Successor Servicer be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any Successor Servicer under this Agreement and the transactions set forth or provided for by this Agreement.

(g)                                 Notwithstanding anything contained in this Agreement to the contrary, any successor Servicer is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and such successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer.  If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exists in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the successor Servicer making or continuing any Errors (collectively, “Continued Errors”), such successor Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided that such successor Servicer agrees to use commercially reasonable efforts to prevent further Continued Errors.  In the event that the successor Servicer becomes aware of Errors or Continued Errors, it shall, with the prior consent of the Administrative Agent, use commercially reasonable efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors.  Such successor Servicer shall be entitled to recover its costs thereby expended in accordance with Sections 2.7 and 2.8, as applicable.

ARTICLE VII

THE BACKUP SERVICER

Section 7.1.                                          Designation of the Backup Servicer.

(a)                                  Initial Backup Servicer.  The backup servicing role with respect to the Collateral shall be conducted by the Person designated as Backup Servicer hereunder from time to time in accordance with this Section 7.1.  Until the Administrative Agent shall give to Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services) a Backup Servicer Termination Notice, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services) is hereby designated as, and hereby agrees to perform the duties and obligations of, a Backup Servicer pursuant to the terms hereof.

(b)                                 Successor Backup Servicer.  Upon the Backup Servicer’s receipt of Backup Servicer Termination Notice from the Administrative Agent of the designation of a replacement Backup Servicer pursuant to the provisions of Section 7.5, the Backup Servicer agrees that it will terminate its activities as Backup Servicer hereunder.

Section 7.2.                                          Duties of the Backup Servicer.

(a)                                  Appointment.  Each Borrower and the Administrative Agent, as agent for the Secured Parties, each hereby appoints Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services) to act as Backup Servicer, for the benefit of the Secured Parties, as from time to time designated pursuant to Section 7.1.  The Backup Servicer hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein.

(b)                                 Duties.  From the Closing Date and until its removal pursuant to Section 7.5, the Backup Servicer shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations:

(i)                                     On or before the Closing Date, the Servicer shall deliver and Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Servicing Reports (if any) in hard copy and in Excel® or a comparable format.

(ii)                                  Not later than 12:00 noon on each Reporting Date, the Servicer shall deliver to the Backup Servicer the loan tape, which shall include but not be limited to the following information:  (x) for each Receivable, the name and number of the related Obligor, the collection status, the loan status, the date of each Scheduled Payment and the Outstanding Receivable Balance, (y) the Borrowing Base and (z) the outstanding principal balance of all Receivables included on such loan tape (the “Tape”).  The Backup Servicer shall accept delivery of the Tape.

(iii)                               Prior to each Payment Date, the Backup Servicer shall review the related Servicing Report to ensure that it is complete on its face and that the following items in such Servicing Report have been accurately calculated, if applicable, and reported:  (A) the Borrowing Base, (B) the Backup Servicing Fee, (C) the Receivables that are 30 or more days past due and 90 or more days past due and (D) the Aggregate Outstanding Receivable Balance.  The Backup Servicer shall provide the Administrative Agent and the Servicer with a monthly certification substantially in the form attached hereto as Exhibit J (the “Backup Servicer Monthly Certification”) confirming the accurate calculation of such items in the Servicing Report and that the Servicing Report is complete on its face.  In the event of any discrepancy with the Servicing Report based on such review, the Backup Servicer shall notify the Administrative Agent and the Servicer of such discrepancy not later than the Business Day preceding such Payment Date.

(iv)                              If the Servicer disagrees with the report provided under paragraph (iii) above by the Backup Servicer or if the Servicer has not reconciled any material discrepancy, the Backup Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding date of determination and shall settle such discrepancy with the Servicer if possible, and notify the Administrative Agent of the resolution thereof.  The Servicer hereby agrees to cooperate at its own expense with the Backup Servicer in reconciling any discrepancies herein.  If within twenty (20) days after the delivery of the report provided under paragraph (iii) above by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Administrative Agent of the continued existence of such discrepancy.  Following receipt of such notice by the Administrative Agent, the Servicer shall deliver to the Administrative Agent and the Backup Servicer no later than the next Payment Date a certificate describing the nature and amount of such material discrepancies and the actions the Servicer proposes to take with respect thereto.

(c)                                  Reliance on Tape.  With respect to the duties described in Section 7.2(b), except as expressly set forth herein, the Backup Servicer is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape provided by the Servicer, including, but not limited to, the completeness and accuracy thereof.

Section 7.3.                                          Merger or Consolidation.

Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement, provided (A) such Person is organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), and (B)(a) has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” by Moody’s, (b) has a parent corporation which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” by Moody’s or (c) is otherwise acceptable to the Administrative Agent and, except following the occurrence of an Event of Default or a Servicer Default (unless, in each case, waived in writing by the Administrative Agent), each Borrower (such consent not to be unreasonably withheld).

Section 7.4.                                          Backup Servicing Compensation.

As compensation for its backup servicing activities hereunder, the Backup Servicer shall be entitled to receive the Backup Servicing Fee and other amounts payable in accordance with the Backup Servicer Fee Letter to the extent of funds available therefor pursuant to Section 2.7 and 2.8, as applicable.  The Backup Servicer’s entitlement to receive the Backup Servicing Fee shall cease (excluding any unpaid outstanding amounts as of that date) on the earliest to occur of:  (i) it becoming a successor Servicer, (ii) its removal as Backup Servicer pursuant to Section 7.5, or (iii) the termination of this Agreement.  In each such case, the Backup Servicer shall be entitled to its Backup Servicer Fee earned and reimbursable expenses incurred through the date of such event.  Upon becoming a successor Servicer pursuant to Section 6.13, the Backup Servicer shall be entitled to the Servicing Fee, Transition Expenses and reimbursement rights to which a successor Servicer is entitled hereunder.

Section 7.5.                                          Backup Servicer Removal.

The Backup Servicer may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Backup Servicer (the “Backup Servicer Termination Notice”); provided that if the Backup Servicer is removed prior to the first anniversary of the Closing Date it shall receive the early removal fee specified in the Backup Servicer Fee Letter.  In the event of any such removal, a replacement Backup Servicer may be appointed by the Administrative Agent, and except following the occurrence of an Event of Default or a Servicer Default (unless, in each case, waived in writing by the Administrative Agent), with the consent of each Borrower (such consent not to be unreasonably withheld).

Section 7.6.                                          Limitation on Liability.

(a)                                  The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder.  Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer.  The Backup Servicer may act through its agents, nominees, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any bad faith or willful misconduct or gross negligence on the part of such agents, attorneys or custodians.  Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence, bad faith or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.  In no event shall the Backup Servicer be required to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder or in the exercise of any of its rights and powers hereunder if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

(b)                                 The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Secured Parties, the Administrative Agent and the Collateral Custodian each agree to look only to the Servicer to perform such obligations.  Except as expressly set forth herein, the Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or provided by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information.  The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Collateral under Applicable Law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Collateral, or (v) the acts or omissions of any successor Backup Servicer.

(c)                                  Notwithstanding anything to the contrary herein, the Backup Servicer shall not be liable for any delays in performance for causes beyond its control, including, but not limited to, acts of war or terrorism, powerline failures, fire, flood, epidemic, acts of the Borrowers, the Servicer or the Administrative Agent or restriction by civil or military authority in their sovereign or contractual capacities.  In the event of any such delay, performance shall be extended for so long as such period of delay.

Section 7.7.                                          Backup Servicer Resignation.

The Backup Servicer may resign as Backup Servicer under this Agreement upon not less than ninety (90) days notice to the Borrowers and the Administrative Agent.  In the event of such resignation, the Backup Servicer shall return to the Servicer any and all documents, materials, work products and all copies made thereof, which were obtained by the Backup Servicer from the Servicer (other than such copies that the Backup Servicer is required to retain by law, rule or regulation) within three (3) Business Days of its resignation.

ARTICLE VIII

THE COLLATERAL CUSTODIAN

Section 8.1.                                          Designation of Collateral Custodian.

(a)                                  Initial Collateral Custodian.  The role of collateral custodian with respect to the Required Receivable File shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 8.1.  Until the Administrative Agent shall give to U.S. Bank National Association a Collateral Custodian Termination Notice, U.S. Bank National Association  is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Custodian pursuant to the terms hereof.

(b)                                 Successor Collateral Custodian.  Upon the Collateral Custodian’s receipt of a Collateral Custodian Termination Notice from the Administrative Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 8.5, the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder.

Section 8.2.                                          Duties of Collateral Custodian.

(a)                                  Appointment.  Each Borrower and the Administrative Agent each hereby appoints U.S. Bank National Association to act as Collateral Custodian, for the benefit of the Administrative Agent, as agent for the Secured Parties.  The Collateral Custodian hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein.

(b)                                 Duties.  On or before the Closing Date, and until its removal pursuant to Section 8.5, the Collateral Custodian shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations:

(i)                                     The Collateral Custodian shall take and retain custody of the Required Receivable Files delivered by the Borrowers pursuant to Section 3.1 in accordance with the terms and conditions of this Agreement, as bailee for the purposes of the relevant UCC (a “Bailee”), all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Administrative Agent, as agent for the Secured Parties. Within (i) two (2) Business Days of its receipt of any Required Receivable File with respect to Receivables being acquired from Sellers of Receivables included in the Collateral on a prior Funding Date and (ii) five (5) Business Days of its receipt of any Required Receivable File with respect to Receivables being acquired from Sellers of Receivables not previously included in the Collateral, the Collateral Custodian shall review such Required Receivable File to confirm that (A) the loan documents and instruments in such Required Receivable File have been properly executed and have no missing or mutilated pages, and (B) the related original principal balance of the Receivable (for closed end contracts only), contract or other identifying number and Obligor name with respect to such Receivable is referenced on the related Receivables List and is not a duplicate Receivable (based on the contract number or other identifying number) (such items (A) and (B) collectively, the “Review Criteria”).  In order to facilitate the foregoing review by the Collateral Custodian, in connection with the delivery of Required Receivable Files hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file (in Excel® or a comparable format) that contains the contract number, Obligor name and original loan balance (if applicable).  At the conclusion of such review, the Collateral Custodian shall deliver to the Servicer, the Borrowers and the Administrative Agent a collateral receipt in the form of Exhibit K attached hereto (a “Collateral Receipt”).  If any Collateral Receipt discloses any deficiencies (a “Deficiency”) in any of the Required Receivable Files, the Collateral Custodian shall promptly notify the Administrative Agent and the Servicer of such Deficiency and provide them with an exception report specifying the Receivables which have a Deficiency and the Review Criteria that they fail to satisfy.  The Servicer shall have five (5) Business Days to correct any non-compliance with any Review Criteria.  If after the conclusion of such time period the Servicer has still not cured any non-compliance by a Receivable with any Review Criteria, the Collateral Custodian shall promptly notify the Borrowers and the Administrative Agent of such determination by providing an updated exception report to such Persons identifying, with particularity, each Receivable and each of the applicable Review Criteria that such Receivable fails to satisfy.  In addition, if requested in writing by the Servicer and approved by the

Administrative Agent within ten (10) Business Days of the Collateral Custodian’s delivery of such report, the Collateral Custodian shall return any Receivable which fails to satisfy a Review Criteria to the Borrowers or their applicable designee.  Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing, inspecting or examining any Required Receivable File to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

(ii)           In taking and retaining custody of the Required Receivable Files, the Collateral Custodian shall be deemed to be acting as the Bailee of the Secured Parties; provided that the Collateral Custodian makes no representations as to the enforceability of any Required Receivable File documents or the existence, perfection or priority of any Lien on the Required Receivable Files or the instruments therein; and provided further that, the Collateral Custodian’s duties as agent shall be limited to those expressly contemplated herein.

(iii)          All Required Receivable File documents that are originals or copies shall be kept in fire resistant facilities in accordance with the Collateral Custodian’s customary standards for such custody, at the locations specified on Schedule III attached hereto, or at such other office as shall be specified to the Administrative Agent and the Servicer by the Collateral Custodian in a written notice delivered at least forty-five (45) days prior to such change.  All Required Receivable File documents that are originals or copies shall be identified using a barcode system and maintained in such a manner so as to permit retrieval and access.

(iv)          The Collateral Custodian shall make payments pursuant to the terms of the Servicing Report in accordance with Section  2.7 and 2.8, as applicable, (the “Payment Duties”).

(v)           On the third Business Day of each month, the Collateral Custodian shall provide to the Administrative Agent and the Servicer (in a form acceptable to the Administrative Agent and the Collateral Custodian) an updated list of Receivables in its possession and an updated exceptions report.

(vi)          In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar collateral that it holds as collateral custodian for others.

Section 8.3.              Merger or Consolidation.

Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral Custodian hereunder, shall be the successor to the Collateral Custodian under this Agreement without further act of any of the parties to this Agreement.

Section 8.4.              Collateral Custodian Compensation.

As compensation for its collateral custodian activities hereunder, the Collateral Custodian shall be entitled to a Collateral Custodian Fee and other amounts payable to it pursuant to the Collateral Custodian Fee Letter and pursuant to the provisions of Section  2.7 and 2.8, as applicable.  The Collateral Custodian’s entitlement to receive the Collateral Custodian Fee and such other amounts shall cease (excluding any outstanding amounts unpaid as of such date) on the earlier to occur of:  (i) its removal as Collateral Custodian pursuant to Section 8.5 or (ii) the termination of this Agreement.

Section 8.5.              Collateral Custodian Removal.

The Collateral Custodian may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Collateral Custodian (the “Collateral Custodian Termination Notice”); provided that notwithstanding its receipt of a Collateral Custodian Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder, and has received all Required Receivable Files held by the previous Collateral Custodian.

Section 8.6.              Limitation on Liability.

(a)           The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon, and need not verify, any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties.  The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon the written instructions of any designated officer of the Administrative Agent.

(b)           The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(c)           The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except, notwithstanding anything to the contrary contained herein, in the case of its willful misconduct, bad faith or grossly negligent performance or omission of its duties and in the case of the negligent performance of its Payment Duties and in the case of its negligent performance of its duties in taking and retaining custody of the Required Receivable Files.

(d)           The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to, and will not, make any representations as to the validity or value of any of the Collateral.  The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

(e)           The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

(f)            The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

(g)           It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.

(h)           Notwithstanding anything to the contrary herein, the Collateral Custodian shall not be liable for any delays in performance for causes beyond its control, including, but not limited to, acts of war or terrorism, powerline failures, fire, flood, epidemic, acts of the Borrowers, the Servicer or the Administrative Agent or restriction by civil or military authority in their sovereign or contractual capacities.  In the event of any such delay, performance shall be extended for so long as such period of delay.

(i)            The Collateral Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement on behalf of the Borrowers, the initial Servicer or the Secured Parties.

Section 8.7.              The Collateral Custodian Not to Resign.

The Collateral Custodian shall not resign from the obligations and duties hereby imposed on it except upon the Collateral Custodian’s determination that (i) the performance of its duties hereunder is or has become illegal under Applicable Law and (ii) there is no reasonable action that the Collateral Custodian could take to make the performance of its duties hereunder legal under Applicable Law.  Any such determination permitting the resignation of the Collateral Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent.  No such resignation shall become effective until a successor Collateral Custodian shall have assumed the responsibilities and obligations of the Collateral Custodian hereunder.

Section 8.8.              Release of Documents.

(a)           Release for Servicing.  From time to time and as appropriate for the enforcement or servicing of any of the Collateral, the Collateral Custodian is hereby authorized, upon receipt from the Servicer of a written request for release in the form annexed hereto as Exhibit G and consented to by the Administrative Agent, to release to the Servicer (or the Sub-Servicer) within two Business Days of receipt of such request, the related Required Receivable Files set forth in such request and receipt to the Servicer.  All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Administrative Agent in accordance with the terms of this Agreement.  The Servicer shall return to the Collateral Custodian the Required Receivable Files (i) promptly upon the request of the Administrative

Agent, or (ii) when the Servicer’s need therefor in connection with such foreclosure or servicing no longer exists, unless the Receivable shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Collateral Custodian in the form annexed hereto as Exhibit G, the Servicer’s request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Servicer.

(b)           Release for Payment.  Upon receipt by the Collateral Custodian of the Servicer’s request for release in the form annexed hereto as Exhibit G (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Collateral Custodian shall promptly release the related Required Receivable File to the Servicer.

Section 8.9.              Return of Required Receivable Files and Servicing Files.

The Borrowers may, with the prior written consent of the Administrative Agent, require that the Collateral Custodian return each Required Receivable File (a) delivered to the Collateral Custodian in error, (b) for which the applicable Borrower has paid all required amounts pursuant to Section 2.15 with respect to the related Receivables, (c) related to any Receivable for which a Substitute Receivable has been substituted in accordance with Section 2.15, or (d) that is required to be redelivered to the applicable Borrower in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Administrative Agent a written request in the form of Exhibit G hereto (signed by both the applicable Borrower and the Administrative Agent) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release).  The Collateral Custodian shall upon its receipt of each such request for return executed by the applicable Borrower and the Administrative Agent promptly, but in any event within five (5) Business Days, return the Required Receivable File so requested to the applicable Borrower.

Section 8.10.            Access to Certain Documentation and Information Regarding the Collateral; Audits.

The Servicer, the Originator, the Borrowers and the Collateral Custodian shall provide to the Administrative Agent access to the Required Receivable Files and all other documentation regarding the Collateral including in such cases where the Administrative Agent and each Lender are required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two Business Days’ prior written request, (ii) during normal business hours and (iii) subject to the Borrowers’, the Originator’s, the Servicer’s and Collateral Custodian’s normal security and confidentiality procedures.  Periodically at the discretion of the Administrative Agent, the Administrative Agent may review the Servicer’s collection and administration of the Collateral in order to assess compliance by the Servicer with the Credit and Collection Policy and the Servicing Standard, as well as with this Agreement and may conduct an audit of the Collateral and Required Receivable Files in conjunction with such a review.  The Borrowers, the Servicer and the Originator shall permit the Administrative Agent, or its respective agents or representatives, to visit the offices of each such Person during normal office hours and upon reasonable notice to examine and make copies of all documents, books, records and other information concerning the Collateral and discuss matters related thereto with any of the officers of the Borrowers, the Servicer or the Originator having knowledge of such matters, and the Borrowers shall pay the costs and expenses for all such visits by the Administrative Agent, subject to the limitations in Section 13.9; provided that prior to an Event of Default or Unmatured Event of Default, such visits by the Administrative Agent shall occur no more than four times per calendar year.  Notwithstanding the foregoing, following the appointment of a successor Servicer to the initial Servicer, any such visits or reviews of the Servicer shall be at the reviewer’s expense, shall require at least five Business Days’ prior written notice and shall occur no more than twice per calendar year.  Without limiting the foregoing provisions of this Section 8.10, from time to time on request of the Administrative Agent, the Collateral Custodian shall permit certified public accountants or other independent auditors acceptable to the Administrative Agent to conduct, at the Originator’s expense, a review of the Required Receivable Files and all other documentation regarding the Collateral.

ARTICLE IX

SECURITY INTEREST

Section 9.1.              Grant of Security Interest.

This Agreement constitutes a security agreement and the transactions effected hereby constitute secured loans by the Lenders to the Borrowers under Applicable Law.  For such purpose, each Borrower hereby transfers, conveys, assigns and grants as of the date hereof to the Administrative Agent, as agent for the Secured Parties, a lien and continuing security interest in all of such Borrower’s right, title and interest in, to and under (but none of the obligations under) all Collateral and all cash, loans, securities (whether or not marketable), liquidation proceeds of repossessed assets, accounts, insurance policies (including any life insurance or disability insurance policies maintained by obligors) and proceeds thereon, contract rights, amounts or funds in escrow and accounts thereto, chattel paper, financial assets, investment property, instruments, general intangibles, payment intangibles, accounts, deposit accounts, money, documents, agreements, investments and all other property and assets of any type or nature in which such Borrower has an interest, whether now existing or hereafter arising or acquired by such Borrower, and wherever the same may be located, to secure the prompt and complete payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of all Aggregate Unpaids of the Borrowers arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent.  The grant of a security interest under this Section 9.1 does not constitute and is not intended to result in a creation or an assumption by any of the Secured Parties of any obligation of the Borrowers or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto.  Anything herein to the contrary notwithstanding, (a) the Borrowers shall remain liable under the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release the Borrowers from any of its duties or obligations under the Collateral, and (c) no Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall any Secured

Party be obligated to perform any of the obligations or duties of the Borrowers thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. The Borrowers hereby authorize Mayer Brown LLP to file, on behalf of the Administrative Agent, a “Record” or “Records” (as such term is defined in the applicable UCC), including financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Administrative Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interests granted to the Administrative Agent in connection herewith.  Such financing statements may describe the collateral in the same manner as described herein or in any security agreement or pledge agreement entered into by the parties in connection herewith or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interests in the Collateral granted to the Administrative Agent in connection herewith, including describing such property as “all assets” or “all personal property.”

Section 9.2.              Release of Lien on Collateral.

On the date (i) any Receivable expires by its terms and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection Account, (ii) any Receivable becomes a Prepaid Receivable and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection Account, (iii) on which the applicable Borrower has paid all required amounts pursuant to Section 2.15 with respect to the related Receivable, (iv) any Receivable is substituted for in accordance with Section 2.15, or (v) this Agreement terminates in accordance with Section 13.6, the Administrative Agent, as agent for the Secured Parties, shall automatically and without further action be deemed to transfer, assign and set-over to the applicable Borrower, without recourse, representation or warranty, all the right, title and interest of the Administrative Agent, as agent for the Secured Parties in, to and under such Receivable (or all Receivables in the case of clause (v)), all related Collateral and all future monies due or to become due with respect thereto.  The Administrative Agent, as agent for the Secured Parties, shall, at the sole expense of such Borrower, (i) execute such instruments of release in favor of such Borrower with respect to the portion of the Collateral to be released from the Lien of this Agreement as applicable Borrower may reasonably request (in recordable form if necessary), (ii) deliver any portion of the Collateral to be released from the Lien of this Agreement in its possession to the applicable Borrower and (iii) otherwise take such actions, and cause or permit the Collateral Custodian to take such actions, as are necessary and appropriate to release the Lien of the Administrative Agent and the Secured Parties on the portion of the Collateral to be released and deliver to the applicable Borrower such portion of the Collateral to be released to the applicable Borrower.

Section 9.3.              Further Assurances.

The provisions of Section 13.12 shall apply to the security interest granted under Section 9.1 as well as to the Loans hereunder.

Section 9.4.              Remedies.

Subject to the provisions of Section 10.2, upon the occurrence and continuance of an Event of Default, the Administrative Agent shall have, with respect to the Collateral granted pursuant to Section 9.1, and in addition to all other rights and remedies available to the Administrative Agent and the other Secured Parties under this Agreement or other Applicable Law, all rights and remedies of a secured party upon default under the UCC.

Section 9.5.              Waiver of Certain Laws.

Each of the Borrowers and the Servicer agree, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisal, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement or any Transaction Document, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrowers and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine.

Section 9.6.              Power of Attorney.

Each of the Borrowers and the initial Servicer hereby irrevocably appoints the Administrative Agent to act upon and during the continuance of an Event of Default as its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for in this Agreement, in each case to the extent so permitted hereunder, including without limitation the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any sale or other disposition made pursuant to Section 9.4, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document, the Borrowers and the initial Servicer (as the case may be) hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto.  Nevertheless, if so requested by the Administrative Agent, the Borrowers shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

ARTICLE X

EVENTS OF DEFAULT

Section 10.1.            Events of Default.

Each of the following events shall be an Event of Default (an “Event of Default”) hereunder:

(a)           failure on the part of any Borrower, the Servicer, the Originator or any Guarantor to make any payment or deposit (including, without limitation, the payment in full of the Loans and other Obligations on the Termination Date and any failure to remit Collections or make any other payment or deposit required to be made by the terms of the Transaction Documents) required by the terms of any Transaction Document on the day such payment or deposit is required to be made and the same continues unremedied for two (2) Business Days; or

(b)           the failure of any Borrower, the Originator, or the Servicer (for purposes of this Section 10.1, references to the “Servicer” shall only apply while Summit Alternative Investments, LLC or one of its Affiliates is the Servicer) to make any payment when due with respect to any of its debt or other obligations in excess of $150,000 in the aggregate, whether or not such debt or other obligations shall be declared to be due and payable or required to be prepaid (other than by scheduled payment) prior to maturity; in each case, after all grace and cure periods thereunder have elapsed and subject to such Person’s right to contest in good faith any claim that could lead to acceleration; or

(c)           a Borrowing Base Deficiency occurs and the same continues unremedied for five (5) Business Days; or

(d)           any representation, warranty, or certification made by any Borrower, the Servicer, the Originator or any Guarantor in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been materially incorrect when made, and which continues to be unremedied for a period of fifteen (15) Business Days after the earlier to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the applicable Borrower, the Servicer, the Originator or the applicable Guarantor, as the case may be, by the Administrative Agent or (ii) the date on which a Responsible Officer of the applicable Borrower, the Servicer, the Originator or the applicable Guarantor, as the case may be, acquires knowledge thereof; or

(e)           any failure on the part of any Borrower, the Servicer or the Originator duly to observe or perform in any material respect any of its respective covenants or agreements set forth in this Agreement or the other Transaction Documents, including without limitation making a material change to the Credit and Collection Policy or other underwriting guidelines without the prior consent of the Administrative Agent, and the same continues unremedied for a period of five (5) Business Days (if such failure is susceptible to cure) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to such Borrower, the Servicer or the Originator, as the case may be, by the Administrative

Agent or (ii) the date on which a Responsible Officer of such Borrower, the Servicer or the Originator, as the case may be, acquires knowledge thereof; or

(f)            the occurrence of an Insolvency Event relating to a Borrower, the Servicer, the Originator or any Guarantor; or

(g)           the occurrence of a Servicer Default; or

(h)           the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $250,000, against a Borrower, the initial Servicer or the Originator, and such Borrower, the initial Servicer or the Originator, as applicable, shall not have either (i) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (ii) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal; or

(i)            (1)                                   any Transaction Document, or any Lien granted thereunder, shall, in whole or in material part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the applicable Borrower, the Servicer, the Originator or any Guarantor; or

(2)                                  any Borrower, the Servicer, the Originator or any Guarantor shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any lien or security interest thereunder; or

(3)                                  any security interest securing Collateral or any obligation under any Transaction Document shall, in whole or in part, cease, after a cure period of three (3) Business Days has elapsed, to be a first priority perfected security interest (subject to Permitted Liens) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; or

(j)            the occurrence of any event which causes a Material Adverse Effect; or

(k)           the occurrence of a Change of Control (without the prior written consent of the Administrative Agent); or

(l)            any Borrower or the Originator (without the prior written consent of the Administrative Agent) enters into any transaction or agreement to merge into or consolidate with any Person in which such Borrower or Originator is not the surviving entity; or

(m)          the annual audited financial statements of a Borrower, the Servicer or the Originator are qualified in any manner; or

(n)           the three-month rolling average Class A Delinquency Ratio shall exceed 15.0% or the three-month rolling average Class B Delinquency Ratio shall exceed 30.0%; or

(o)           the three-month rolling average Class A Default Ratio shall exceed 5.0% or the three-month rolling average Class B Default Ratio shall exceed 12.0%; or

(p)           any Borrower shall become required to register as an “investment company” within the meaning of the 1940 Act or the arrangements contemplated by the Transaction Documents shall require registration as an “investment company” within the meaning of the 1940 Act; or

(q)           the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of a Borrower, the Servicer, the Originator or either Guarantor and such lien shall not have been released within ten (10) Business Days, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of a Borrower, the Servicer, the Originator or either Guarantor and such lien shall not have been released within ten (10) Business Days; or

(r)            the Excess Spread with respect to any calendar month is less than 5.00% and a Borrower has not entered into an interest rate swap, cap or other hedging arrangement in form and with counterparties acceptable to the Administrative Agent in its reasonable discretion; or

(s)           as of any date of determination, the Tangible Net Worth of the Originator shall be less than $4,500,000; or

(t)            the annual net income of the Originator as of the end of any fiscal year ending after the Closing Date shall fail to be positive; or

(u)           the occurrence of any “Default” under (and as defined in) the Term Credit Agreement.

Section 10.2.            Remedies.

(a)           Upon the occurrence of an Event of Default (unless otherwise waived in writing by the Required Lenders), the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, by notice to the Borrowers (with copies to the Backup Servicer and the Collateral Custodian), declare the Termination Date to have occurred and the Variable Funding Notes to be immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby waived by the Borrowers); provided that in the case of any event described in Section 10.1(f), the Variable Funding Notes shall be immediately due and payable in full (without presentment, demand, notice of any kind, all of which are hereby expressly waived by the Borrowers) and the Termination Date shall be deemed to have occurred automatically upon the occurrence of any such event.

(b)           On and after the declaration or occurrence of the Termination Date, all Commitments shall terminate, all Loans Outstanding and other Aggregate Unpaids shall bear interest at the Default Rate and the Administrative Agent, for the benefit of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative, and also may require the Borrowers, the initial Servicer and the Originator to, and the Borrowers, the initial Servicer and the Originator hereby agree that they will at the initial Servicer’s expense and upon request of the Administrative Agent forthwith, (i) assemble all or any part of the Collateral as directed by the Administrative Agent and make the same available to the Administrative Agent at a place to be designated by the Administrative Agent and (ii) without notice, except as specified below, sell the Collateral or any part thereof in one (1) or more tranches at a public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable.  In the event that the Administrative Agent elects to sell the Collateral or any part thereof, bids will be accepted for a period of no less than thirty (30) days and the Collateral shall be sold to the highest bidder, provided that the Administrative Agent, in its sole discretion, shall have received adequate assurances of such bidder’s ability to pay the purchase price.  The Borrowers agree that, to the extent notice of sale shall be required by law, at least thirty (30) days’ notice to the Borrowers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Administrative Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be deposited into the Collection Account and to be applied pursuant to the settlement procedures set forth in Section 2.10.

ARTICLE XI

INDEMNIFICATION

Section 11.1.            Indemnities by the Borrowers.

(a)           Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrowers hereby jointly and severally agree to indemnify the Backup Servicer, the Collateral Custodian, any successor Servicer, the Secured Parties and each of their respective assigns and officers, directors, employees and agents (collectively, the “Indemnified Parties”), forthwith on demand, from and against any and all damages (exclusive of consequential damages), losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as the “Indemnified Amounts”) awarded against or incurred by such Indemnified Party arising out of or as a result of this Agreement or the other Transaction Documents or the Collateral or in respect of any Receivable included in the Collateral, excluding, however, Indemnified Amounts to the extent resulting from gross negligence, bad faith or willful misconduct on the part of such Indemnified Party and excluding disputes among the Indemnified Parties.  Without limiting the foregoing, the Borrowers shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i)            any representation or warranty made or deemed made by any Borrower, the Servicer, the Originator, any Guarantor or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect when made or deemed made or delivered;

(ii)           the failure by any Borrower, the Servicer, the Originator or any Guarantor to comply with any term, provision or covenant contained in this Agreement, any of the other Transaction Documents or any agreement executed in connection therewith, or with any Applicable Law, including with respect to any Collateral or the nonconformity of any Collateral with any such Applicable Law;

(iii)          the failure to vest and maintain vested in the Administrative Agent, as agent for the Secured Parties, a perfected security interest in the Collateral, free and clear of any Lien (other than Permitted Liens) whether existing at the time of any Loan or at any time thereafter (including, without limitation, as the result of the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Collateral);

(iv)                              the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an amount of Loans Outstanding that is less than or equal to the Maximum Outstanding Loan Amount on such Business Day;

(v)                                 any dispute, claim, offset or defense (other than the discharge in bankruptcy of any Obligor) of any Obligor to the payment with respect to any Collateral (including, without limitation, a defense based on the Collateral not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim related to such Collateral;

(vi)                              any failure of any Borrower, the Servicer or the Originator to perform its respective duties under the Transaction Documents with respect to any Collateral;

(vii)                           the failure of any Lockbox Account Bank or Concentration Account Bank to remit any amounts held in a Lockbox Account or the Concentration Account pursuant to the instructions of the Servicer or the Administrative Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof) whether by reason of the exercise of set-off rights or otherwise;

(viii)                        any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of any Borrower, the Servicer or the Originator to qualify to do business or file any notice or business activity report or any similar report;

(ix)                                any action taken by any Borrower, the Servicer or the Originator in the enforcement or collection of any Collateral;

(x)                                   any claim, suit or action of any kind arising out of or in connection with any Environmental Laws, including any vicarious liability;

(xi)                                the failure by any Borrower, the Servicer or the Originator to pay when due any Taxes for which such Person is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Collateral;

(xii)                             any repayment by a Secured Party of any amount previously distributed in reduction of Loans Outstanding or payment of Interest or any other amount due hereunder or under any other Transaction Document, in each case which amount such Secured Party believes in good faith is required to be repaid;

(xiii)                          the commingling of Collections by any Borrower, the Originator or the Servicer on the Collateral at any time with other funds;

(xiv)                         any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Loans or the security interest in the Collateral (other than as related to the acts of the Administrative Agent, the Secured Parties, the Backup Servicer or the Collateral Custodian);

(xv)                            any failure by any Borrower to give reasonably equivalent value to the Originator or the Seller, as applicable, in consideration for the transfer to such Borrower of any item of Collateral or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

(xvi)                         the use of the proceeds of any Loan in a manner other than as provided in this Agreement and the applicable Sale Agreement.

(b)                                 Any amounts subject to the indemnification provisions of this Section 11.1 shall be paid by the Borrowers to the Indemnified Party on the Payment Date following such Person’s written demand therefor to the Borrowers setting forth the basis for such Indemnified Amounts in reasonable detail.

(c)                                  If for any reason the indemnification provided above in this Section 11.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrowers shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrowers on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

(d)                                 The obligations of the Borrowers under this Section 11.1 shall survive the resignation or removal of the Administrative Agent, the Servicer, the Backup Servicer, Successor Servicer or the Collateral Custodian and the termination of this Agreement.

(e)                                  Notwithstanding the above provisions of this Section 11.1, nothing in this Section shall be construed to require the Borrowers to provide any indemnification under this Agreement or the other Transaction Documents for any damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements arising out of or in connection with credit losses with respect to any of the Receivables or any Related Security or the diminution in market value of the Collateral.

(f)                                    If any Indemnified Party receives any Indemnified Amount from the Borrowers and is subsequently reimbursed for such amounts by another party, such Indemnified Party hereby agrees to promptly reimburse the Borrowers for such reimbursed amounts.

Section 11.2.                                   Indemnities by the Servicer.

(a)                                  Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Servicer hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any such Indemnified Party by reason of any acts or omissions of the Servicer (other than with respect to disputes among Indemnified Parties), including, but not limited to (i) any representation or warranty made by the Servicer under or in connection with any Transaction Document, any Servicing Report, Servicer’s Certificate or any other information or report delivered by or on behalf of the Servicer pursuant hereto, which shall have been false, incorrect or misleading in any respect when made or deemed made, (ii) the failure by the Servicer to comply with any Applicable Law, (iii) the failure of the Servicer to comply with its covenants under this Agreement or the other Transaction Documents, or (iv) any litigation, proceedings or investigation against the Servicer (other than as related to acts of bad faith, breach of contract, negligence or willful misconduct of the Administrative Agent, the Secured Parties or the Collateral Custodian).

(b)                                 Any amounts subject to the indemnification provisions of this Section 11.2 shall be paid by the Servicer to the Indemnified Party within five (5) Business Days following such Person’s written demand (setting forth the basis for such Indemnified Amounts in reasonable detail) therefor to the Servicer.

(c)                                  The obligations of the Servicer under this Section 11.2 shall survive the resignation or removal of the Administrative Agent, the Backup Servicer or Successor Servicer or the Collateral Custodian and the termination of this Agreement.

(d)                                 Any indemnification payable by the Servicer pursuant to this Section 11.2 shall not be payable from the Collateral.

(e)                                  Notwithstanding the above provisions of this Section 11.2, nothing in this Section shall be construed to require the Servicer to provide any indemnification under this Agreement or the other Transaction Documents for any damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements arising out of or in connection with credit losses with respect to any of the Receivables or any Related Security or the diminution in market value of the Collateral.

(f)                                    If any Indemnified Party receives any Indemnified Amount from the Servicer and is subsequently reimbursed for such amounts by another party, such Indemnified Party hereby agrees to promptly reimburse the Servicer for such reimbursed amounts.

ARTICLE XII

THE ADMINISTRATIVE AGENT

Section 12.1.                                   The Administrative Agent.

(a)                                  Appointment.  Each Secured Party hereby appoints and authorizes the Administrative Agent as its agent and bailee for purposes of perfection pursuant to the applicable UCC and hereby further authorizes the Administrative Agent to appoint additional agents and bailees to act on its behalf and for the benefit of each Secured Party.  Each Secured Party further authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.  In furtherance, and without limiting the generality, of the foregoing, each Secured Party hereby appoints the Administrative Agent as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may deem necessary or appropriate or that a Secured Party may reasonably request in order to perfect, protect or more fully evidence the security interests granted by the Borrowers hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including, without limitation, the execution by the Administrative Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Collateral now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove.  The Lenders may direct the Administrative Agent to take any such incidental action hereunder.  With respect to other actions which are incidental to the actions specifically delegated to the Administrative Agent hereunder, the Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Required Lenders; provided that the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any Applicable Law or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise.  In the event the Administrative Agent requests the consent of a Lender pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative) from such Person within ten Business Days of such Person’s receipt of such request, then such Lender shall be deemed to have declined to consent to the relevant action.

(b)                                 Standard of Care.  The Administrative Agent shall exercise such rights and powers vested in it by this Agreement and the other Transaction Documents, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(c)                                  Administrative Agent’s Reliance, Etc.  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to any Lender for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent:

(i) may consult with legal counsel (including counsel for the Borrowers, the Servicer or the Originator), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to any Lender to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of the Borrowers, the Originator or the Servicer or to inspect the property (including the books and records) of the Borrowers, the Originator or the Servicer; (iv) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability to any Lender under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

(d)                                 Credit Decision with Respect to the Administrative Agent.  Each Secured Party acknowledges that it has, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party.  Each Secured Party also acknowledges that it will, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party.

(e)                                  Indemnification of the Administrative Agent.  Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrowers, the initial Servicer or the Originator), ratably in accordance with its Pro Rata Share from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder; provided that, the Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent, ratably in accordance with its Pro Rata Share, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Lenders hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrowers, the Servicer or the Originator.

(f)                                    Successor Administrative Agent.  The Administrative Agent may resign at any time, effective upon the appointment and acceptance of a successor Administrative Agent as provided below, by giving at least five (5) days’ written notice thereof to each Lender and the Borrowers and may be removed at any time with cause by the Lenders acting jointly.  Upon any such resignation or removal, the Lenders acting jointly shall appoint a successor Administrative Agent reasonably acceptable to the Borrowers.  Each Lender agrees that it shall not unreasonably withhold or delay its approval of the appointment of a successor Administrative Agent.  If no such successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent which successor Administrative Agent shall be either (i) a commercial bank or other financial institution organized under the laws of the United States or of any state thereof and have a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such a bank or financial institution.  Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement.  After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article XII shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

(g)                                 Payments by the Administrative Agent.  Unless specifically allocated to a specific Lender pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Lenders shall be paid by the Administrative Agent to the Lenders in accordance with their related Pro Rata Shares, on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to each Lender on such Business Day, but, in any event, shall pay such amounts to such Lenders not later than the following Business Day.

ARTICLE XIII

MISCELLANEOUS

Section 13.1.                                   Amendments and Waivers.

Except as provided in this Section 13.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrowers, the Servicer, the Originator, the Administrative Agent and the Required Lenders; provided that, (i) any amendment of the Agreement that is solely for the purpose of adding a Lender may be effected with the written consent of the Administrative Agent and the Borrowers; and (ii) no such amendment, waiver or modification adversely affecting the rights or obligations of the Backup Servicer (in such role or as successor Servicer), the Collateral Custodian or any Guarantor shall be effective without the written agreement of such Person.  The Borrowers shall deliver promptly to the Backup Servicer, the Collateral Custodian and each Guarantor a copy of any amendment, waiver or other modification of this Agreement not executed by  such Person in accordance with this Section.

Section 13.2.                                   Notices, Etc.

All notices, reports and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or electronic mail) and mailed, e-mailed, faxed, transmitted or delivered, as to each party hereto, at its address (or specified addresses) set forth on Annex A to this Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto.  All such notices and communications shall be effective upon receipt, or in the case of (a) notice by e-mail, when verbal or electronic communication of receipt is obtained, or (b) notice by facsimile copy, when verbal communication of receipt is obtained.

Section 13.3.                                   Ratable Payments.

If any Secured Party, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Secured Party (other than payments received pursuant to Article XI) in a greater proportion than that received by any other Secured Party, such Secured Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Aggregate Unpaids held by the other Secured Parties so that after such purchase each Secured Party will hold its ratable proportion of the Aggregate Unpaids; provided, that if all or any portion of such excess amount is thereafter recovered from such Secured Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

Section 13.4.                                   No Waiver; Remedies.

No failure on the part of the Administrative Agent, the Lenders, the Collateral Custodian, the Backup Servicer or a Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

Section 13.5.                                   Binding Effect; Benefit of Agreement.

This Agreement shall be binding upon and inure to the benefit of the parties hereto, the Secured Parties and their respective successors and permitted assigns.

Section 13.6.                                   Term of this Agreement.

This Agreement, including, without limitation, the Borrowers’, the Servicer’s, the Originator’s and the Principal’s representations, warranties and covenants set forth herein, create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Collection Date; provided that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrowers, the Servicer, the Originator or the Principal, the indemnification and payment provisions of Article XI and the provisions of Section 13.9, Section 13.10, Section 13.11 and Section 13.13 shall be continuing and shall survive any termination of this Agreement.

Section 13.7.                                   Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 13.8.                                   Waiver of Jury Trial.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 13.9.                                   Costs, Expenses and Taxes.

(a)                                  In addition to the rights of indemnification granted to the Indemnified Parties under Article XI hereof, the Borrowers (or if the Borrowers fail to do so, the Originator) agree to pay on demand all reasonable costs and expenses of the Administrative Agent, the Lenders, the Backup Servicer, the Successor Servicer, the Collateral Custodian and the Secured Parties incurred in connection with the preparation, execution, delivery, third party administration (such term to include, subject to the proviso below, periodic auditing), renewal, amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, reasonable expenses for travel and lodging, background checks, auditor fees and the reasonable fees and out-of-pocket expenses of counsel for such Persons with respect thereto and with respect to advising such Persons as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and out-of-pocket expenses), incurred in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith; provided that, prior to an

Event of Default or Unmatured Event of Default, any expenses in connection with periodic audits shall be limited to $25,000 per calendar year.

(b)                                 The Borrowers covenant to pay (or if the Borrowers fail to do so, the Originator shall pay) on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable to any Governmental Authority in connection with the execution, delivery, filing and recording of this Agreement and the other documents to be delivered hereunder.

(c)                                  The Borrowers, the Originator and the initial Servicer, as applicable, severally, covenant to pay on demand all other reasonable costs, expenses incurred by the Administrative Agent which are the responsibility of the Borrowers, the Originator or the initial Servicer, as the case may be, hereunder (“Other Costs”), including, without limitation, all costs and expenses incurred in connection with periodic audits of the Borrowers’, the Originator’s or the initial Servicer’s, as the case may be, books and records.

Section 13.10.                            No Proceedings.

Each of the parties hereto (other than the Administrative Agent) hereby agrees that it will not institute against, or join any other Person in instituting against, a Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) since the Collection Date.

Section 13.11.                            Recourse Against Certain Parties.

(a)                                  No recourse under or with respect to any obligation, covenant or agreement of any party hereto as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, affiliate, stockholder, officer, employee or director of any party hereto, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each party hereto contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such party hereto (other than with respect to Mr. Eric J. Gangloff, in the capacity of Guarantor), and that no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, affiliate, officer, employee or director of such party (other than with respect to Mr. Eric J. Gangloff, in the capacity of Guarantor) under or by reason of any of the obligations, covenants or agreements of such party hereto contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of each incorporator, stockholder, affiliate, officer, employee of such party, or any of them, for breaches by any party hereto of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement (other than with respect to Mr. Eric J. Gangloff, in the capacity of Guarantor).  Notwithstanding the foregoing, the Administrative Agent and the Lenders shall not be deemed to have waived any legal rights which they may have and, to the extent of such rights, shall have recourse against any incorporator, affiliate, stockholder, officer, employee or director any Borrower, the initial Servicer or the Originator, to the extent of any loss, cost or expense incurred in whole or in part from any such Person’s (A) willful misconduct; (B) fraud; (C) theft or misappropriation of funds; (D) criminal acts; (E) intentional interference with the Administrative Agent’s Lien in the Collateral or rights with respect thereto (except pursuant to a court order or otherwise as required by applicable law); (F) disposition of any Eligible Receivables or other Collateral in violation of the terms of this Agreement (except pursuant to a court order or otherwise as required by applicable law); (G) filing, initiating or consenting to the filing of an involuntary petition under any chapter of the Bankruptcy Code with respect to any Borrower; (H) violation of the separateness covenants of any Borrower set forth herein and/or such Borrower’s organizational documents resulting in the consolidation of such Borrower’s assets with the assets of any other Person; or (I) voluntarily seeking, causing or taking any action to effect a dissolution or liquidation of such Borrower.

(b)           Notwithstanding any contrary provision set forth herein, no claim may be made by any party hereto against any other party hereto or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the parties hereto hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected.

(c)           No obligation or liability to any Obligor under any of the Receivables is intended to be assumed by the Secured Parties under or as a result of this Agreement and the transactions contemplated hereby.

Section 13.12.         Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Loans.

(a)           The Servicer shall cooperate with the Administrative Agent with respect to all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Administrative Agent, as agent for the Secured Parties, to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the first priority security interest (subject to Permitted Liens) of the Administrative Agent, as agent the Secured Parties, hereunder to all property comprising the Collateral.  The Servicer shall deliver to the Administrative Agent and the Collateral Custodian file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above and in the possession of the Servicer, as soon as available following such recording, registration or filing.  The Borrowers shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.12(a).

(b)           The Borrowers agree that from time to time, at its expense, they will promptly authorize, execute and deliver all instruments and documents, and take all actions, that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the Loans hereunder and the first priority perfected security interest (subject to

Permitted Liens) granted in the Collateral, or to enable the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or under any other Transaction Document.

(c)           If any Borrower or the Servicer fails to perform any of its obligations hereunder with respect to the maintenance of the Administrative Agent’s first priority perfected security interest in the Collateral (subject to Permitted Liens), the Administrative Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent’s or such Secured Party’s costs and expenses incurred in connection therewith shall be payable by such Borrower.  If any Borrower or the Servicer fails to perform any of its other obligations hereunder for 10 days following receipt of notice from any Secured Party, the Administrative Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent’s or such Secured Party’s costs and expenses incurred in connection therewith shall be payable by such Borrower or the initial Servicer, as applicable. Each Borrower irrevocably authorizes the Administrative Agent and appoint the Administrative Agent as its attorney-in-fact to act on behalf of such Borrower (i) to execute on behalf of such Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority  (subject to Permitted Liens) of the interest of the Secured Parties in the Collateral, including those that describe the Collateral as “all assets,” or words of similar effect, and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority (subject to Permitted Liens) of the interests of the Secured Parties in the Collateral.  This appointment is coupled with an interest and is irrevocable.

(d)           Without limiting the generality of the foregoing, the Borrowers will, not earlier than six (6) months and not later than three (3) months prior to the fifth (5th) anniversary of the date of filing of any financing statement filed pursuant to this Agreement, unless the Collection Date shall have occurred:

(i)            authorize, execute (if necessary) and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement; and

(ii)           deliver or cause to be delivered to the Administrative Agent an opinion of the counsel for the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent, confirming and updating the opinion delivered pursuant to Section 3.1 with respect to perfection and otherwise to the effect that the security interest hereunder continues to be an enforceable and perfected security interest, subject to no other Liens of record except as expressly permitted hereunder, which opinion may contain usual and customary assumptions, limitations and exceptions.

Section 13.13.         Confidentiality.

(a)           Each of the Secured Parties, the Servicer, the Originator, the Guarantors, the Collateral Custodian, the Backup Servicer and the Borrowers shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business of the other parties obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its directors, officers and employees may (i) disclose such information to its external accountants, attorneys, investors, potential investors, credit enhancers and the agents and advisors of such Persons (“Excepted Persons”); provided, however, that each Excepted Person shall be notified of the confidentiality restrictions hereof and shall, as a condition to any such disclosure, agree for the benefit of the parties hereto that such information shall be used solely in connection with such Excepted Person’s evaluation of, or relationship with, the Borrowers, the Servicer, Sub-Servicer, the Backup Servicer, Collateral Custodian and the Originator and their affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by Applicable Law and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents.  It is understood that the financial terms that may not be disclosed except in compliance with this Section 13.13(a) include, without limitation, all fees and other pricing terms, and all Events of Default, Servicer Defaults, and the priority of payment provisions herein.  If any Person discloses any confidential information with respect to another party pursuant to this Section 13.13(a), it shall provide prompt notice thereof to such other party with respect to which such confidential information related.

(b)           Anything herein to the contrary notwithstanding, each of the parties hereto hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Collateral Custodian, the Backup Servicer or the Secured Parties by each other, (ii) by the Collateral Custodian, the Backup Servicer and the Secured Parties to any prospective or actual assignee or participant of any of them, or (iii) by the Secured Parties to any Rating Agency, any provider of a surety, guaranty or credit enhancement to any Lender or any Person providing financing to, or holding equity interests in, any Lender, as applicable, and to any officers, directors, employees, outside accountants, advisors and attorneys of any of the foregoing, provided each such Person in the case of subclauses (ii) and (iii) is informed of the confidential nature of such information.

(c)           Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known (other than through the violation of this Agreement), (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee the disclosing entity or its affiliates, or (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the disclosing entity or an officer, director, employer, shareholder or affiliate of any of the foregoing is a party (so long as the disclosing Person provides prompt notice thereof to the applicable party with respect to which such information relates), or (iii) any other disclosure authorized by any Borrower, the Servicer, the Guarantors or the Originator in the case of information with respect to it.

Section 13.14.         Execution in Counterparts; Severability; Integration.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.  This Agreement and any agreements or letters (including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

Section 13.15.         Waiver of Setoff.

Each of the Borrowers, the Servicer, the Originator and the Guarantors hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Lender or its assets.

Section 13.16.         Assignments by the Lenders.

With the prior written consent of the Borrowers (which consent will not be unreasonably withheld), any Lender may at any time assign, or grant a security interest or sell a participation interest in, its rights in its Loans (or portion thereof) or Commitment (or portion thereof) to any Person; provided that (i) no such consent of the Borrowers shall be required following the occurrence of an Event of Default, (ii) in the case of an assignment of its Loans or Commitments with respect to such Lender, the assignee shall execute and deliver to the Servicer and the Administrative Agent a Joinder Supplement substantially in the form of Exhibit I hereto, and (iii) no Lender shall need prior consent to at any time assign, or grant a security interest or sell a participation interest in, its Loans (or portion thereof) or Commitment (or portion thereof) to an Affiliate or an Approved Fund.  The parties to any such assignment or sale of a participation interest by a Lender shall execute and deliver to the Administrative Agent, for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties and the Administrative Agent.  Neither the Borrowers, the Originator, the Servicer nor any Guarantor shall assign or delegate, or grant any interest in, any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent.

Section 13.17.         Heading and Exhibits.

The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.  The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

Section 13.18.         Right of First Refusal.

Each of the LLC Borrower, the Trust Borrower, as applicable, the Originator and the initial Servicer hereby agrees, from the Closing Date until the Maturity Date, to grant to Administrative Agent a right of first refusal with respect to any financing facility such Person or any of its Affiliates may enter as a borrower to finance receivables substantially similar to the Eligible Receivables (a “Proposed Facility”).  Each of the LLC Borrower, the Trust Borrower, as applicable, the Originator and the initial Servicer hereby agrees to notify the Administrative Agent of its intention to enter into a Proposed Facility and will inform the Administrative Agent of the general terms upon which such financing is sought, based on current market conditions.  The Administrative Agent shall then have five (5) Business Days to inform the applicable Borrower, the Originator and the initial Servicer if it is interested in providing such financing.  In the event that Administrative Agent indicates an interest in providing such financing, the applicable Borrower, the Originator and the Servicer thereafter agree to not enter into any such Proposed Facility with any third party and to negotiate such Proposed Facility with the Administrative Agent in good faith; provided that the Administrative Agent’s right of first refusal as set forth in this Section 13.18 shall only apply to the first $50,000,000 of such financing.  In the event that the Administrative Agent declines to provide such financing or does not respond to the applicable Borrower, the Originator or the Servicer within five (5) Business Days of its receipt of such notice, the Borrowers, the Originator and the initial Servicer shall be permitted to enter the Proposed Facility with a third party on substantially similar or better terms in which such financing was proposed to Administrative Agent.  For the avoidance of doubt, the right of first refusal set forth in this Section 13.18 shall not apply to the Trust II Borrower.

Section 13.19.         Concerning Joint and Several Liability of the Borrowers.

(a)           Each Borrower accepts joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the other Borrowers and in consideration of the undertaking of the other Borrowers to accept joint and several liability for such Borrower’s obligations.

(b)           Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with each other Borrower with respect to the payment of all of the Aggregate Unpaids and the performance of all of the obligations of the Borrowers under this Agreement, it being the intention of the parties hereto that all the Aggregate Unpaids and obligations hereunder shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

(c)           If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Aggregate Unpaids as and when due or to perform any of its obligations in accordance with the terms hereof (including any applicable grace or cure periods), then in each such event, the other Borrower(s) will make such payment with respect to, or perform, such obligation.

(d)           The obligations of each Borrower under the provisions of this Section 13.19 constitute full recourse obligations of each such Borrower, enforceable against it to the full extent of its Collateral, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

(e)           Except as otherwise expressly provided herein, each Borrower hereby waives further notice of acceptance of its joint and several liability.  Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Aggregate Unpaids of the other Borrower, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or any Lender at any time or times in respect of any default by the other Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Administrative Agent or any Lender in respect of any of the Aggregate Unpaids of the other Borrower.  Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act with respect to the other Borrower on the part of any Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with the applicable laws or regulations hereunder which might, but for the provisions of this Section 13.19, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 13.19.  The obligations of each Borrower under this Section 13.19 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or any Secured Party.  The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Secured Party.

(f)            The provisions of this Section 13.19 are made for the benefit of the Administrative Agent and the Secured Parties and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of any such Person first to marshal any of its claims or to exercise any of its rights against any Borrower or to exhaust any remedies available to it against any Borrower or to resort to any other source or means of obtaining payment of any of the Aggregate Unpaids or to elect any other remedy.  The provisions of this Section 13.19 shall remain in effect until all the Aggregate Unpaids shall have been paid in full or otherwise fully satisfied.  If at any time, any payment, or any part thereof, made in respect of any of the Aggregate Unpaids, is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 13.19 will forthwith be reinstated in effect, as though such payment had not been made.

(g)           Notwithstanding any provision to the contrary contained herein or in any other of the Transaction Documents, to the extent the joint obligations of a Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

Section 13.20.         Amendment and Restatement.

(a)           On the date hereof, the Amended Agreement shall be amended, restated and superseded in its entirety by this Agreement but the indebtedness evidenced thereby shall neither be cancelled nor extinguished.  The parties hereto hereby (i) acknowledge and agree that the Liens granted under the Transaction Documents securing the payment of such indebtedness are in all respects continuing and in full force and effect, secure the payment of such indebtedness and from and after the date hereof shall secure the Loans under this Agreement in addition to such indebtedness and (ii) fully and unconditionally, to the extent of each of their respective interests therein, ratify and affirm all Transaction Documents.

(b)           On and after the date hereof, (i) each reference in the Transaction Documents to the “Agreement”, “thereunder”, “thereof” or similar words referring to the Agreement shall mean and be a reference to this Agreement and (ii) each reference in the Transaction Documents to a “Variable Funding Notes” or “VFNs” and the “Loans” shall mean and be a reference to the Variable Funding Notes or VFNs and the Loans as defined in this Agreement.

ARTICLE XIV

GUARANTY

Section 14.1.            Guaranty of Trigger Events

To induce the Lenders to make Loans to the Borrowers upon the terms and subject to the conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors, jointly and severally, each hereby agree, upon the occurrence of any Trigger Event, to be personally and unconditionally liable with the Borrowers and any other Person in the amount of, and to indemnify, reimburse, and hold Administrative Agent and each other Secured Party harmless from, any liability, loss, damage, cost or expense of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including but not limited to reasonable attorneys’ fees and expenses) suffered or incurred by such Secured Party (including any reasonable attorneys’ fees and expenses of enforcing this Guaranty), and any material damage or material diminution in value of any of the Collateral (collectively the “Guaranteed Amounts”) resulting from or arising in connection with any one or more of the following “Trigger Events”:

(a)           FRAUD:  Fraud (including and without limitation any claim of fraudulent conveyance) by the Borrowers, the Servicer, the Originator, the Guarantors or any of their Affiliates or any Responsible Officer of any of the Borrowers, the Servicer, or the Originator or any of their Affiliates;

(b)           THEFT OR MISAPPROPRIATION OF FUNDS:  Theft, or misappropriation of funds (including, without limitation, dividends, distributions or payments being made to the Servicer, either Guarantor or any Affiliate of the Servicer, either Guarantor or the Borrowers in contravention of the provisions of the Transaction Documents, including, without limitation, in violation of the prepayment provisions of Section 2.3);

(c)           CRIMES:  Any felonies or crimes of the Servicer, either Guarantor, Borrowers or any Affiliates of the Borrowers or any of their principals and/or equity owners thereof, or any willful violation of any laws or legal requirements by any of the foregoing relating to the business, property or assets of the Servicer, either Guarantor, the Borrowers or any Affiliates of a Borrower;

(d)           HINDRANCE:  Any intentional act by the Servicer, either Guarantor, the Borrowers or any Affiliates of the Borrowers which prevents, delays or hinders the Secured Parties’ perfection of its interest in the Collateral (other than in connection with an Insolvency Proceeding at the direction of a court or Governmental Authority);

(e)           UNPERMITTED DISPOSITION:  Any voluntary sale, encumbrance or disposition of any Collateral or Receivables or any part thereof or interest therein not expressly permitted by the Transaction Documents (other than in connection with an Insolvency Proceeding at the direction of a court or Governmental Authority);

(f)            VOLUNTARY BANKRUPTCY:  If any Borrower files, initiates or consents to the filing of a voluntary petition under any chapter of the Bankruptcy Code, or in any manner seeks relief under the insolvency laws of any state or jurisdiction or the appointment of a trustee, receiver, conservator or liquidator for all or any part of the properties and assets of such Borrower; or any Borrower, or any of its equity owners or Affiliates, files, initiates or consents to the filing of an involuntary petition under any chapter of the Bankruptcy Code against such Borrower;

(g)           CONSOLIDATION IN OTHER CASE:  If the Servicer, either Guarantor, any Borrower, or any of their respective equity owners or Affiliates consents to, initiates or institutes or makes any claim or proceeding that seeks or is intended to result in consolidating any Borrower or any of its properties or assets to become subject to any other Person’s case, action or proceeding under the insolvency laws of any state or jurisdiction, or the Collateral, or any portion thereof or interest therein, to be included in any other Person’s bankrupt estate or otherwise subject to the claims of creditors of any other Person as a result of the violation of the separateness covenants of the Borrowers herein and/or the applicable Borrower’s organizational documents the property of any bankruptcy estate or subject to any proceeding under any insolvency laws of any state or other jurisdiction; and

(h)           VOLUNTARY DISSOLUTION:  A Borrower, or any of its equity owners or Affiliates, voluntarily seeks, causes or takes any action to effect a dissolution or liquidation of such Borrower.

Section 14.2.            Limited Guaranty of Payment.

Subject to the limitations set forth below, Summit Consumer Receivables Fund, L.P., individually, as a Guarantor hereby unconditionally guarantees to the Administrative Agent, for the benefit of the  Secured Parties, the prompt payment of the Aggregate Unpaids up to a cumulative amount of 10% of the Maximum Committed Amount upon written demand by the

Administrative Agent at any time after the occurrence and continuance of a Borrowing Base Deficiency.  This limited guaranty is a guaranty of payment and not of collection and is a continuing guaranty.  For the avoidance of doubt, in no event shall Summit Consumer Receivables Fund, L.P.’s liability under this Agreement, or any of the other Transaction Documents or otherwise, exceed in the aggregate, to any and all parties from the date hereof forward, an amount equal to 10% of the highest aggregate Outstanding Receivables Balance of Eligible Receivables since the Closing Date.  Notwithstanding any provision to the contrary contained herein or in any of the other Transaction Documents, to the extent the obligations of such Guarantor shall be adjudicated to be invalid or unenforceable for any reason, then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under Applicable Law.

Section 14.3.            Guarantor Payments.

If at any time payment is due pursuant to the either of the Guaranties and the Servicer or the Administrative Agent informs in writing the Guarantors of the same, the Guarantors, as applicable, shall within two (2) Business Days deposit the amount due into the Collection Account for distribution in accordance with Section 2.7 or Section 2.8, as applicable.  The Servicer shall keep records of the amount of Guarantor Payments made by each Guarantor and such amount shall be reflected in all Servicer Reports after the initial Guarantor Payment.

Section 14.4.            Obligations Unconditional.

The obligations of the Guarantors hereunder, subject to the limitations of Sections 14.1 and 14.2, are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Transaction Documents or any other agreement or instrument referred to herein or therein, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than the prior payment of the amounts due).  Each Guarantor agrees that either Guaranty may be enforced by the Administrative Agent on behalf of the Secured Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to any other of the Transaction Documents or any Collateral, if any, hereafter securing the Aggregate Unpaids or otherwise and each Guarantor hereby waives the right to require Administrative Agent on behalf of the Secured Parties to make demand on or proceed against the Borrowers or any other Person or to require Administrative Agent on behalf of the Secured Parties to pursue any other remedy or enforce any other right.  Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrowers for amounts paid under the Guaranties until such time as the Aggregate Unpaids have been paid in full in cash, all Commitments under this Agreement have been terminated and, to the extent the Borrowers or either Guarantor is party to any Insolvency Proceeding, no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Administrative Agent or the other Secured Parties in connection with monies received under the Transaction Documents.  Each Guarantor further agrees that nothing contained herein shall prevent the Administrative Agent from enforcing the Transaction Documents or foreclosing its security interest in or Lien on any Collateral, if any, securing the Aggregate Unpaids or from exercising any other rights available to it under any of the Transaction Documents, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of such Guarantor’s obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.  Neither Guarantor’s obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release, increase or limitation of the liability of the Borrowers, the Servicer or the Originator or by reason of the bankruptcy or insolvency of the Borrowers, the Servicer, the Originator or the Guarantor.  The Aggregate Unpaids, and any part of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the Guaranties provided in Sections 14.1 and 14.2.  All dealings between the Borrowers, the Servicer, the Originator and the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the Guaranties provided in Sections 14.1 and 14.2.  Each Guarantor hereby subordinates to the Aggregate Unpaids all debts, liabilities and other obligations, whether direct, indirect, primary, secondary, several, joint and several or otherwise, and irrespective of whether such debts, liabilities and obligations be evidenced by note, contract, open account, book entry or otherwise, owing by any of the Borrowers, the Servicer or the Originator to the Guarantor.

Section 14.5.            Modifications.

Each Guarantor agrees that: (a) all or any part of the Collateral now or hereafter held for the Aggregate Unpaids, if any, may be exchanged, compromised or surrendered from time to time; (b) none of the Secured Parties or the Administrative Agent shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Aggregate Unpaids or the properties subject thereto; (c) the time or place of payment of the Aggregate Unpaids may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrowers, the Servicer, the Originator and any other party liable for payment under the Transaction Documents may be granted indulgences generally; (e) any of the provisions of the Transaction Documents may be modified, amended or waived in accordance with the terms thereof; (f) any party liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrowers, the Servicer, the Originator or any other party liable for the payment of the Aggregate Unpaids or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Aggregate Unpaids, all without notice to or further assent by the Guarantors and the Guarantors shall remain bound thereon the extent contemplated hereunder, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

Section 14.6.            Waiver of Rights.

Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of the Guaranties provided in Sections 14.1 and 14.2 by the Secured Parties and of all extensions of credit to the Borrowers; (b) presentment and demand for payment or performance of any of the Aggregate Unpaids; (c) protest and notice of dishonor or of default with respect to the Aggregate Unpaids or with respect to any security therefor; (d) notice of the Secured Parties obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Aggregate Unpaids, or the Secured Parties’ subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which such Guarantor might otherwise be entitled.

Section 14.7.                                   Reinstatement.

Notwithstanding anything contained in this Agreement or the other Transaction Documents, the obligations of each Guarantor under this Article XIV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Aggregate Unpaids is rescinded or must be otherwise restored by any holder of any of the Aggregate Unpaids, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each other Secured Party on demand for all reasonable costs and expenses (including, without limitation, reasonable attorney costs) incurred by such Person in connection with such rescission or restoration, including any such reasonable costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

Section 14.8.                                   Remedies.

Each Guarantor agrees that, as between such Guarantor, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, the Aggregate Unpaids may be declared to be forthwith due and payable as provided in Section 10.2 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 10.2) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Aggregate Unpaids from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Aggregate Unpaids being deemed to have become automatically due and payable), such Aggregate Unpaids (whether or not due and payable by any other Person) shall forthwith become due and payable by such Guarantor, subject to the limitations in Sections 14.1 and 14.2.

Section 14.9.                                   Subrogation.

Each Guarantor agrees that, until the Collection Date, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against the Borrowers, the Servicer and the Originator arising by contract or operation of law in connection with any payment made or required to be made by the Guarantor under the Transaction Documents.  After the payment in full in cash of the Aggregate Unpaids (other than any part of the Aggregate Unpaids that represents contingent contractual indemnities) and the termination of the Commitments, the Guarantor shall be entitled to exercise against the Borrowers, the Servicer and the Originator all such rights of reimbursement, subrogation, contribution, and offset, and all such other claims, to the fullest extent permitted by law.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SSPE, LLC,
as a Borrower

By:	/s/ Eric J. Gangloff
Name:	Eric J. Gangloff
Title:	President

Second Amended and Restated Revolving Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SSPE INVESTMENT TRUST I, as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:	/s/ Diane Reynolds
Name:	Diane L. Reynolds
Title:	Vice President

CLST ASSET TRUST II,
as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:	/s/ Diane Reynolds
Name:	Diane L. Reynolds
Title:	Vice President

Second Amended and Restated Revolving Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUMMIT CONSUMER RECEIVABLES FUND, L.P., as the Originator and as a Guarantor

BY:	Summit Alternative Investments, LLC, its General Partner

By:	Gangloff & Associates Inc., its sole member

By:	/s/ Eric J. Gangloff
Name:	Eric J. Gangloff
Title:	President

Second Amended and Restated Revolving Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUMMIT ALTERNATIVE INVESTMENTS, LLC, as the Servicer

By:	Gangloff & Associates Inc., its sole member

By:	/s/ Eric J. Gangloff
Name:	Eric J. Gangloff
Title:	President

Second Amended and Restated Revolving Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ERIC J. GANGLOFF, as a Guarantor

/s/ Eric J. Gangloff
Eric J. Gangloff

Second Amended and Restated Revolving Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FORTRESS CREDIT CORP., as a Lender

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT CORP., as the Administrative Agent

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Second Amended and Restated Revolving Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

For purposes of Section 3.4 of the Agreement only:

FORTRESS CREDIT CORP., as the Administrative Agent under the Term Credit Agreement

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Second Amended and Restated Revolving Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BACKUP SERVICER:	LYON FINANCIAL SERVICES, INC., (d/b/a U.S. Bank Portfolio Services), not in its individual capacity but solely as Backup Servicer

	By:	/s/ Joseph Andries
	Name:	Joseph Andries
	Title:	Senior Vice President

Second Amended and Restated Revolving Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE COLLATERAL CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

	By:	/s/ Diane Reyonlds
	Name:	Diane L. Reynolds
	Title:	Vice President

Second Amended and Restated Revolving Credit Agreement

EXHIBITS AND SCHEDULES
TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

Dated as of December 10, 2008

(Fortress Transaction with SSPE, LLC, SSPE Investment Trust I and CLST Asset Trust II)

EXHIBITS

EXHIBIT A-1	Form of Borrowing Notice
EXHIBIT A-2	Form of Notice of Reduction of Loans Outstanding
EXHIBIT A-3	Form of Borrowing Base Certificate
EXHIBIT B-1	Form of A-1 Variable Funding Note
EXHIBIT B-2	Form of A-2 Variable Funding Note
EXHIBIT C	Form of Servicing Report
EXHIBIT D-1	Form of Officer’s Certificate as to Solvency (LLC Borrower)
EXHIBIT D-2	Form of Officer’s Certificate as to Solvency (Trust Borrower)
EXHIBIT D-3	Form of Officer’s Certificate as to Solvency (Trust II Borrower)
EXHIBIT D-4	Form of Officer’s Certificate as to Solvency (Servicer)
EXHIBIT D-5	Form of Officer’s Certificate as to Solvency (Originator)
EXHIBIT E-1	Form of Officer’s Closing Certificate (LLC Borrower)
EXHIBIT E-2	Form of Officer’s Closing Certificate (Trust Borrower)
EXHIBIT E-3	Form of Officer’s Closing Certificate (Trust II Borrower)
EXHIBIT E-4	Form of Officer’s Closing Certificate (Servicer)
EXHIBIT E-5	Form of Officer’s Closing Certificate (Originator)
EXHIBIT F-1	Form of Power of Attorney (LLC Borrower)
EXHIBIT F-2	Form of Power of Attorney (Trust Borrower)
EXHIBIT F-3	Form of Power of Attorney (Trust II Borrower)
EXHIBIT F-4	Form of Power of Attorney (Servicer)
EXHIBIT G	Form of Release of Required Receivable File
EXHIBIT H	Form of Servicer’s Certificate
EXHIBIT I	Form of Joinder Supplement
EXHIBIT J	Form of Backup Servicer Monthly Certification
EXHIBIT K	Form of Collateral Receipt

SCHEDULES

SCHEDULE I	Condition Precedent Documents
SCHEDULE II	Credit and Collection Policy
SCHEDULE III	Location of Required Receivable Files
SCHEDULE IV	Receivable List
SCHEDULE V	SIC Codes
SCHEDULE VI	Approved Lockbox Accounts
SCHEDULE VII	Approved Sellers and Purchase and Sale Agreements Approved
SCHEDULE VIII	Asset/Product Classes
SCHEDULE IX	Approved Sub-Servicers

EXHIBIT A-1

To Second Amended and Restated

Revolving Credit Agreement

FORM OF BORROWING NOTICE
[Date]

Fortress Credit Corp.

as the Administrative Agent

c/o Fortress Investment Group

1345 Avenue of the Americas

New York, NY 10105

Facsimile No.: (212) 798-6099

Confirmation: (212) 798-6050

via email:        ddakolias@fortressinv.com

Re:             Second Amended and Restated Revolving Credit Agreement dated as of December 10, 2008

Ladies and Gentlemen:

This Borrowing Notice is delivered to you pursuant to Sections 2.2 and 3.2 of that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

Each of the undersigned, being a duly elected Responsible Officer of the undersigned Borrowers and of the Servicer, respectively, and holding the office set forth below such officer’s name, hereby certifies as follows:

A-1-1

1.	The undersigned Borrowers hereby request a Loan in the principal amount of $ (minimum of $250,000).

2.	The undersigned Borrowers hereby request that such Loan be made on the following date:

3.	Wire Instructions:	Name of Bank:
A/C No.:
ABA No.:
Reference:
[Detail how Loan is divided up amongst the Borrowers]

4.

Attached to this Borrowing Notice is a true, correct and complete calculation of the Borrowing Base and all components thereof, after giving effect to the inclusion of the Receivables referred to in paragraph 5 below as part of the Collateral.

5.

Attached to this Borrowing Notice is a true, correct and complete list of all Receivables which will become part of the Collateral on the date hereof, each Receivable reflected thereon being an Eligible Receivable.

6.

All of the conditions applicable to the Loan requested herein as set forth in the Revolving Credit Agreement have been satisfied as of the date hereof and will remain satisfied on the date of such Loan both before and immediately after giving effect to such Loan, including those set forth in Article III of the Revolving Credit Agreement, and the following:

(i)

The representations and warranties of each of the Borrowers and the Servicer, respectively, set forth in Sections 4.1 and 4.2 of the Revolving Credit Agreement are true and correct in all material respects on and as of such day (except to the extent such representations and warranties relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date) as though made on and as of such day and shall be deemed to have been made on such day;

(ii)

No event has occurred, or would result from such Loan, which constitutes (A) an Event of Default (unless such Event of Default has been waived in writing by the Administrative Agent) or Unmatured Event of Default (unless such Unmatured Event of Default is no longer continuing) or (B) an “Event of Default” (unless such event has been waived in writing pursuant to the terms of the Term Credit Agreement) or “Unmatured Event of Default” (unless such event is no longer continuing) under (and as defined in) the Term Credit Agreement; and

	(iii)	The Maximum Outstanding Loan Amount, after giving effect to the requested Loan, is greater than or equal to $0; and

	(iv)	To the knowledge of each Borrower, no Applicable Law shall prohibit or enjoin the Borrowers from entering into such Loan.

A-1-2

7.	Each of the undersigned certify that all information contained herein and in the attached Borrowing Base Certificate is true, correct and complete in all material respects as of the date hereof.

[Remainder of Page Intentionally Left Blank]

A-1-3

IN WITNESS WHEREOF, the undersigned have executed this Borrowing Notice this [      ] day of [                  ], 200 .

SUMMIT ALTERNATIVE INVESTMENTS, LLC, as the Servicer

By:	Gangloff & Associates Inc.,
its sole member

By:
Name: Eric J. Gangloff
Title: President

SSPE, LLC, as a Borrower

By:
Name: Eric J. Gangloff
Title: President

SSPE INVESTMENT TRUST I, as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

CLST ASSET TRUST II, as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

[Attach Borrowing Base Certificate and Receivables List]

A-1-4

EXHIBIT A-2
To Second Amended and Restated
Revolving Credit Agreement

FORM OF NOTICE OF REDUCTION OF LOANS OUTSTANDING

[Date]

Fortress Credit Corp.

as the Administrative Agent

c/o Fortress Investment Group

1345 Avenue of the Americas

New York, NY 10105

Facsimile No.: (212) 798-6099

Confirmation: (212) 798-6050

via email:        ddakolias@fortressinv.com

Re:             Second Amended and Restated Revolving Credit Agreement dated as of December 10, 2008

Ladies and Gentlemen:

This Notice of Reduction of Loans Outstanding (the “Notice”) is delivered to you pursuant to Section 2.3 of that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

Each of the undersigned, being duly elected Responsible Officers of the undersigned Borrowers and holding the office set forth below such officer’s name, hereby certifies as follows:

1.                                       Pursuant to Section 2.3 of the Revolving Credit Agreement, the Borrowers desire to repay the Loans Outstanding (a “Loan Repayment”) by the amount of $                 .. The Borrowers hereby request that such Loan Repayment be made on the following date:                       .

A-2-1

2.                                       Attached to this Notice of Reduction of Loans Outstanding is a true, correct and complete calculation (in all material respects) of the Borrowing Base and all components thereof after giving effect to such Loan Repayment, as applicable.

3.                                       All of the conditions applicable to the Loan Repayment as set forth in the Revolving Credit Agreement have been satisfied as of the date hereof and will remain satisfied on the date of such Loan Repayment, as applicable, both before and immediately after giving effect thereto, including the following:

(i)            The representations and warranties of the Borrowers set forth in Section 4.1 of the Revolving Credit Agreement are true and correct in all material respects on and as of such day (except to the extent such representations and warranties relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date) as though made on and as of such day and shall be deemed to have been made on such day;

(ii)           No event has occurred, or would result from such Loan Repayment, which constitutes an Event of Default (unless such Event of Default has been waived in writing by the Administrative Agent) or Unmatured Event of Default (unless such Unmatured Event of Default is no longer continuing); and

(iii)          The Maximum Outstanding Loan Amount is greater than or equal to $0; and

(iv)          To the knowledge of each Borrower, no Applicable Law shall prohibit or enjoin the Borrowers from entering such Loan Repayment.

[4.                              The Prepayment Premium due in connection herewith pursuant to Section 2.3 of the Revolving Credit Agreement is $               .]

[5.                              The Full Prepayment Make-Whole Fee due in connection herewith pursuant to Section 2.3 of the Revolving Credit Agreement is $               .]

[6.                              The Partial Prepayment Make-Whole Fee due in connection herewith pursuant to Section 2.3 of the Revolving Credit Agreement is $               .]

Each of the undersigned certify that all information contained herein and in the attached Borrowing Base Certificate is true and correct in all material respects as of the date hereof.

[Remainder of Page Intentionally Left Blank]

A-2-2

IN WITNESS WHEREOF, the undersigned have executed this Notice this [    ] day of [                            ], 200 .

SSPE, LLC, as a Borrower

By:
Name: Eric J. Gangloff
Title: President

SSPE INVESTMENT TRUST I, as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

CLST ASSET TRUST II, as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

[Attach Borrowing Base Certificate]

A-2-3

EXHIBIT A-3

To Second Amended and Restated

Revolving Credit Agreement

FORM OF BORROWING BASE CERTIFICATE

In connection with that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete and no Event of Default or Unmatured Event of Default has occurred and is continuing under the Revolving Credit Agreement; (ii) no “Event of Default” or “Unmatured Event of Default” has occurred and is continuing under (and as defined in) the Term Credit Agreement and (iii) each of its representations and warranties made by it in the Revolving Credit Agreement is true, correct and complete in all material respects as of the date hereof (other than any representation or warranty that is made as of a specific date).

[Remainder of Page Intentionally Left Blank]

A-3-1

Certified as of the [    ] day of [                            ], 200 .

SSPE, LLC,
as a Borrower

By:
Name: Eric J. Gangloff
Title: President

SSPE INVESTMENT TRUST I,
as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

CLST ASSET TRUST II,
as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

SUMMIT ALTERNATIVE
INVESTMENTS, LLC,
as the Servicer

By:	Gangloff & Associates Inc.,
its sole member

By:
Name: Eric J. Gangloff
Title: President

A-3-2

ANNEX I

To Exhibit A-3

BORROWING BASE REPORT

See Attached

A-3-3

EXHIBIT B-1

To Second Amended and Restated

Revolving Credit Agreement

FORM OF A-1 VARIABLE FUNDING NOTE

$25,000,000	December 10, 2008

THIS A-1 VARIABLE FUNDING NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”). NEITHER THIS A-1 VARIABLE FUNDING NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THIS A-1 VARIABLE FUNDING NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE REVOLVING CREDIT AGREEMENT REFERRED TO HEREIN.

FOR VALUE RECEIVED, SSPE, LLC, a Delaware limited liability company (the “LLC Borrower”), SSPE Investment Trust I, a Delaware statutory trust (the “Trust Borrower”), and CLST Asset Trust II, as a borrower (the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), promise to pay to Fortress Credit Corp., as the administrative agent (the “Administrative Agent”), on behalf of the Lenders, or their respective assigns, the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000), or, if less, the unpaid principal amount of the aggregate loans (the “Loans”) made by the Lenders to the Borrowers pursuant to the Revolving Credit Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in the Revolving Credit Agreement, and to pay interest on the unpaid principal amount of the Loan on each day that such unpaid principal amount is outstanding, at the Interest Rate related to such Loan as provided in the Revolving Credit Agreement, on each Payment Date and each other date specified in the Revolving Credit Agreement.

This A-1 Variable Funding Note (this “A-1 Note”) is issued pursuant to the Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), the Borrowers, Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral

B-1-1

Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

Notwithstanding any other provisions contained in this A-1 Note, if at any time the rate of interest payable by the Borrowers under this A-1 Note, when combined with any and all other charges provided for in this A-1 Note, in the Revolving Credit Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this A-1 Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this A-1 Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this A-1 Note is less than the Maximum Lawful Rate, the Borrowers shall continue to pay interest under this A-1 Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrowers is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this A-1 Note. In no event shall the total interest received by the Lenders under this A-1 Note exceed the amount which the Lenders could lawfully have received had the interest due under this A-1 Note been calculated since the date of this A-1 Note at the Maximum Lawful Rate.

Payments of the principal of, and interest on, the Loans represented by this A-1 Note shall be made by or on behalf of the Borrowers to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Revolving Credit Agreement, or in such manner or at such other address as the holder of this A-1 Note shall have specified in writing to the Borrowers for such purpose, without the presentation or surrender of this A-1 Note or the making of any notation on this A-1 Note.

Pursuant to Section 2.1 of the Revolving Credit Agreement, (i) all Loans shall be funded solely under this A-1 Note, up to the maximum principal balance hereof, before any Loan is funded under the A-2 Variable Funding Note, and (ii) in the event of any reduction in the outstanding principal balance of this A-1 Note after such time as such balance has reached the maximum principal balance of this A-1 Note, Loans funded thereafter shall be made solely under this A-1 Note, up to the maximum principal balance hereof, before any Loans shall be funded under the A-2 Variable Funding Note.

If any payment under this A-1 Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Default Rate, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

Portions or all of the principal amount of this A-1 Note shall become due and payable at the time or times set forth in the Revolving Credit Agreement. Any portion or all of the principal

B-1-2

amount of this A-1 Note may be prepaid, together with interest thereon (and, as set forth in the Revolving Credit Agreement, certain costs, expenses and fees of the Administrative Agent and Lenders) at the time and in the manner set forth in, but subject to the provisions of, the Revolving Credit Agreement.

Except as provided in the Revolving Credit Agreement, the Borrowers expressly waive presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this A-1 Note.

All amounts evidenced by this A-1 Note, the Lenders’ Loans and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Administrative Agent, on the schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided that the failure of the Administrative Agent to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrowers under this A-1 Note as provided in the Revolving Credit Agreement.

This A-1 Note is secured by the security interests granted pursuant to Section 9.1 of the Revolving Credit Agreement. The holder of this A-1 Note is entitled to the benefits of the Revolving Credit Agreement and may enforce the agreements of the Borrowers contained in the Revolving Credit Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Revolving Credit Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Revolving Credit Agreement. If an Event of Default shall occur (unless waived in writing by the Required Lenders), the unpaid balance of the principal of all the Loans, together with accrued interest thereon, may be declared, and become, due and payable in the manner and with the effect provided in the Revolving Credit Agreement.

The Borrowers, the Originator, the Servicer, the Guarantors, the Administrative Agent, the Lenders, the Backup Servicer and the Collateral Custodian each intend, for federal, state and local income and franchise tax purposes only, that this A-1 Note be evidence of indebtedness of the Borrowers secured by the Collateral.

This A-1 Note is the “A-1 Variable Funding Note” referred to in Section 2.1 of the Revolving Credit Agreement and represents a fractional undivided ownership interest in the Collateral to the extent provided in the Revolving Credit Agreement. This A-1 Note shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

B-1-3

IN WITNESS WHEREOF, the undersigned has executed this A-1 Note as on the date first written above.

SSPE, LLC

By:
Name: Eric J. Gangloff
Title: President

SSPE INVESTMENT TRUST I

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

CLST ASSET TRUST II

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

B-1-4

Schedule attached to A-1 Variable Funding Note dated December 10, 2008 of SSPE, LLC, SSPE Investment Trust I and CLST Asset Trust II payable to the order of Fortress Credit Corp., as the Administrative Agent for the Lenders.

Date of Loan or Repayment	Principal Amount of Loan	Principal Amount of Repayment	Outstanding Principal Amount

B-1-5

EXHIBIT B-2
To Second Amended and Restated
Revolving Credit Agreement

FORM OF A-2 VARIABLE FUNDING NOTE

$25,000,000	December 10, 2008

THIS A-2 VARIABLE FUNDING NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”). NEITHER THIS A-2 VARIABLE FUNDING NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THIS A-2 VARIABLE FUNDING NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE REVOLVING CREDIT AGREEMENT REFERRED TO HEREIN.

FOR VALUE RECEIVED, SSPE, LLC, a Delaware limited liability company (the “LLC Borrower”), SSPE Investment Trust I, a Delaware statutory trust (the “Trust Borrower”), and CLST Asset Trust II, as a borrower (the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), promise to pay to Fortress Credit Corp., as the administrative agent (the “Administrative Agent”), on behalf of the Lenders, or their respective assigns, the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000), or, if less, the unpaid principal amount of the aggregate loans (“Loans”) made by the Lenders to the Borrowers pursuant to the Revolving Credit Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in the Revolving Credit Agreement, and to pay interest on the unpaid principal amount of each Loan on each day that such unpaid principal amount is outstanding, at the Interest Rate related to such Loan as provided in the Revolving Credit Agreement, on each Payment Date and each other date specified in the Revolving Credit Agreement.

This A-2 Variable Funding Note (this “A-2 Note”) is issued pursuant to the Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), the Borrowers, Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral

B-2-1

Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

Notwithstanding any other provisions contained in this A-2 Note, if at any time the rate of interest payable by the Borrowers under this A-2 Note, when combined with any and all other charges provided for in this A-2 Note, in the Revolving Credit Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this A-2 Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this A-2 Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this A-2 Note is less than the Maximum Lawful Rate, the Borrowers shall continue to pay interest under this A-2 Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrowers is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this A-2 Note. In no event shall the total interest received by the Lenders under this A-2 Note exceed the amount which the Lenders could lawfully have received had the interest due under this A-2 Note been calculated since the date of this A-2 Note at the Maximum Lawful Rate.

Payments of the principal of, and interest on, the Loans represented by this A-2 Note shall be made by or on behalf of the Borrowers to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Revolving Credit Agreement, or in such manner or at such other address as the holder of this A-2 Note shall have specified in writing to the Borrowers for such purpose, without the presentation or surrender of this A-2 Note or the making of any notation on this A-2 Note.

Pursuant to Section 2.1 of the Revolving Credit Agreement, (i) all Loans shall be funded solely under the A-1 Variable Funding Note, up to the maximum principal balance thereof, before any Loan is funded under this A-2 Note, and (ii) in the event of any reduction in the outstanding principal balance of the A-1 Variable Funding Note after such time as such balance has reached the maximum principal balance of the A-1 Variable Funding Note, Loans funded thereafter shall be made solely under the A-1 Variable Funding Note, up to the maximum principal balance thereof, before any Loans shall be funded under this A-2 Note.

If any payment under this A-2 Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Default Rate, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

Portions or all of the principal amount of this A-2 Note shall become due and payable at the time or times set forth in the Revolving Credit Agreement. Any portion or all of the principal

B-2-2

amount of this A-2 Note may be prepaid, together with interest thereon (and, as set forth in the Revolving Credit Agreement, certain costs, expenses and fees of the Administrative Agent and Lenders) at the time and in the manner set forth in, but subject to the provisions of, the Revolving Credit Agreement.

Except as provided in the Revolving Credit Agreement, the Borrowers expressly waive presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this A-2 Note.

All amounts evidenced by this A-2 Note, the Lenders’ Loans and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Administrative Agent, on the schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided that the failure of the Administrative Agent to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrowers under this A-2 Note as provided in the Revolving Credit Agreement.

This A-2 Note is secured by the security interests granted pursuant to Section 9.1 of the Revolving Credit Agreement. The holder of this A-2 Note is entitled to the benefits of the Revolving Credit Agreement and may enforce the agreements of the Borrowers contained in the Revolving Credit Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Revolving Credit Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Revolving Credit Agreement. If an Event of Default shall occur (unless waived in writing by the Required Lenders), the unpaid balance of the principal of all the Loans, together with accrued interest thereon, may be declared, and become, due and payable in the manner and with the effect provided in the Revolving Credit Agreement.

The Borrowers, the Originator, the Servicer, the Guarantors, the Administrative Agent, the Lenders, the Backup Servicer and the Collateral Custodian each intend, for federal, state and local income and franchise tax purposes only, that this A-2 Note be evidence of indebtedness of the Borrowers secured by the Collateral.

This A-2 Note is the “A-2 Variable Funding Note” referred to in Section 2.1 of the Revolving Credit Agreement and represents a fractional undivided ownership interest in the Collateral to the extent provided in the Revolving Credit Agreement. This A-2 Note shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

B-2-3

IN WITNESS WHEREOF, the undersigned has executed this A-1 Note as on the date first written above.

SSPE, LLC

By:
Name: Eric J. Gangloff
Title: President

SSPE INVESTMENT TRUST I

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

CLST ASSET TRUST II

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

B-2-4

Schedule attached to A-2 Variable Funding Note dated December 10, 2008 of SSPE, LLC, SSPE Investment Trust I and CLST Asset Trust II payable to the order of Fortress Credit Corp., as the Administrative Agent for the Lenders.

Date of Loan or Repayment	Principal Amount of Loan	Principal Amount of Repayment	Outstanding Principal Amount

B-2-5

EXHIBIT C
To Second Amended and Restated
Revolving Credit Agreement

FORM OF SERVICING REPORT

See Attached

C-1

EXHIBIT D-1
To Second Amended and Restated
Revolving Credit Agreement

FORM OF OFFICER’S CERTIFICATE AS TO SOLVENCY

SSPE, LLC

Reference is made to (i) that certain Purchase and Contribution Agreement (as amended, modified, supplemented or restated from time to time, the “Sale Agreement”), dated as of September 28, 2007, by and between Summit Consumer Receivables Fund, L.P., as the seller thereunder, and SSPE, LLC, as the buyer thereunder and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the LLC Borrower, hereby certifies to the Secured Parties, and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

Both before and immediately after giving effect to (a) the transactions contemplated by the Sale Agreement, the Revolving Credit Agreement and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the LLC Borrower is and will be Solvent.

[Remainder of Page Intentionally Left Blank]

D-1-1

IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

SSPE, LLC

By:
Name: Eric J. Gangloff
Title: President

D-1-2

EXHIBIT D-2
To Second Amended and Restated
Revolving Credit Agreement

FORM OF OFFICER’S CERTIFICATE AS TO SOLVENCY

SSPE INVESTMENT TRUST I

Reference is made to (i) that certain Sourcing and Servicing Agreement (as amended, modified, supplemented or restated from time to time, the “Sourcing and Servicing Agreement”), dated as of August 15, 2008, by and between FCC Finance, LLC, as the sourcer and servicer thereunder, and SSPE Investment Trust I, as the owner thereunder and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the Trust Borrower, hereby certifies to the Secured Parties, and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

Both before and immediately after giving effect to (a) the transactions contemplated by the Sourcing and Servicing Agreement, the Revolving Credit Agreement and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the Trust Borrower is and will be Solvent.

[Remainder of Page Intentionally Left Blank]

D-2-1

IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

SSPE, INVESTMENT TRUST I

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

D-2-2

EXHIBIT D-3
To Second Amended and Restated
Revolving Credit Agreement

FORM OF OFFICER’S CERTIFICATE AS TO SOLVENCY

CLST ASSET TRUST II

Reference is made to (i) that certain Purchase Agreement (as amended, modified, supplemented or restated from time to time, the “Purchase Agreement”), dated as of December 10, 2008, by and among CLST Asset Trust II, SSPE Investment Trust I and SSPE, LLC and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the Trust II Borrower, hereby certifies to the Secured Parties, and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

Both before and immediately after giving effect to (a) the transactions contemplated by the Purchase Agreement, the Revolving Credit Agreement and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the Trust II Borrower is and will be Solvent.

[Remainder of Page Intentionally Left Blank]

D-3-1

IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

CLST ASSET TRUST II

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

D-3-2

EXHIBIT D-4
To Second Amended and Restated
Revolving Credit Agreement

FORM OF OFFICER’S CERTIFICATE AS TO SOLVENCY

SUMMIT ALTERNATIVE INVESTMENTS, LLC

Reference is made to (i) that certain Purchase and Contribution Agreement (as amended, modified, supplemented or restated from time to time, the “Sale Agreement”), dated as of September 28, 2007, by and between Summit Consumer Receivables Fund, L.P. as the seller thereunder, and SSPE, LLC, as the buyer thereunder and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the Servicer, hereby certifies to the Secured Parties, and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

Both before and immediately after giving effect to (a) the transactions contemplated by the Sale Agreement, the Revolving Credit Agreement and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the Servicer is and will be Solvent.

[Remainder of Page Intentionally Left Blank]

D-4-1

IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

SUMMIT ALTERNATIVE INVESTMENTS, LLC

By:	Gangloff & Associates, Inc., its sole member

By:
Name: Eric J. Gangloff
Title: President

D-4-2

EXHIBIT D-5
To Second Amended and Restated
Revolving Credit Agreement

FORM OF OFFICER’S CERTIFICATE AS TO SOLVENCY

SUMMIT CONSUMER RECEIVABLES FUND, L.P.

Reference is made to (i) that certain Purchase and Contribution Agreement (as amended, modified, supplemented or restated from time to time, the “Sale Agreement”), dated as of September 28, 2007, by and between Summit Consumer Receivables Fund, L.P. as the seller thereunder, and SSPE, LLC, as the buyer thereunder and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the Originator, hereby certifies to the Secured Parties, and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

Both before and immediately after giving effect to (a) the transactions contemplated by the Sale Agreement, the Revolving Credit Agreement and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the Originator is and will be Solvent.

[Remainder of Page Intentionally Left Blank]

D-5-1

IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

SUMMIT CONSUMER RECEIVABLES FUND, L.P.

By:	Summit Alternative Investments, LLC,
as General Partner

By:	Gangloff & Associates, Inc.,
its sole member

By:
Name: Eric J. Gangloff
Title: President

D-5-2

EXHIBIT E-1

To Second Amended and Restated

Revolving Credit Agreement

FORM OF OFFICER’S CLOSING CERTIFICATE

SSPE, LLC

Reference is made to (i) that certain Purchase and Contribution Agreement (as amended, modified, supplemented or restated from time to time, the “Sale Agreement”), dated as of September 28, 2007, by and between Summit Consumer Receivables Fund, L.P. as the seller thereunder, and SSPE, LLC, as the buyer thereunder and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the LLC Borrower, hereby certifies to the Secured Parties and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

1.                                       Each of the representations and warranties of the LLC Borrower contained in the Transaction Documents are true, complete and correct in all material respects on and as of the Effective Date as though made on and as of such date (other than any representation and warranty that is made as of a specific date), and to the LLC Borrower’s knowledge no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Effective Date, that constitutes or would constitute an Event of Default or an Unmatured Event of Default.

2.                                       Except as otherwise indicated on a schedule to a Transaction Document, or as otherwise consented to by the Secured Parties, the LLC Borrower has delivered to the Administrative Agent true, complete and correct copies of all documents required to be delivered by it to the Administrative Agent pursuant to the Transaction Documents, all such documents are true, complete and correct in all material respects on and as of the Effective Date, and each and every other condition to the closing of the transactions contemplated by the Transaction Documents (including without limitation the conditions and requirements set forth in Article III

E-1-1

of the Revolving Credit Agreement and Article III of the Sale Agreement) has been performed or waived by the Administrative Agent.

3.                                       No Liens have arisen or been granted with respect to the Collateral other than Permitted Liens.

4.                                       The LLC Borrower’s Federal Employer Identification Number is 26-0427359.

[Remainder of Page Intentionally Left Blank]

E-1-2

IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

SSPE, LLC

By:
Name: Eric J. Gangloff
Title: President

E-1-3

EXHIBIT E-2

To Second Amended and Restated

Revolving Credit Agreement

FORM OF OFFICER’S CLOSING CERTIFICATE

SSPE INVESTMENT TRUST I

Reference is made to (i) that certain Sourcing and Servicing Agreement (as amended, modified, supplemented or restated from time to time, the “Sourcing and Servicing Agreement”), dated as of August 15, 2008, by and between FCC Finance, LLC, as the sourcer and servicer thereunder, and SSPE Investment Trust I, as the owner thereunder and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the Trust Borrower, hereby certifies to the Secured Parties and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

1.                                       Each of the representations and warranties of the Trust Borrower contained in the Transaction Documents are true, complete and correct in all material respects on and as of the Effective Date as though made on and as of such date (other than any representation and warranty that is made as of a specific date), and to the Trust Borrower’s knowledge no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Effective Date, that constitutes or would constitute an Event of Default or an Unmatured Event of Default.

2.                                       Except as otherwise indicated on a schedule to a Transaction Document, or as otherwise consented to by the Secured Parties, the Trust Borrower has delivered to the Administrative Agent true, complete and correct copies of all documents required to be delivered by it to the Administrative Agent pursuant to the Transaction Documents, all such documents are true, complete and correct in all material respects on and as of the Effective Date, and each and every other condition to the closing of the transactions contemplated by the Transaction

E-2-1

Documents (including without limitation the conditions and requirements set forth in Article III of the Revolving Credit Agreement) has been performed or waived by the Administrative Agent.

3.                                       No Liens have arisen or been granted with respect to the Collateral other than Permitted Liens.

4.                                       The Trust Borrower’s Federal Employer Identification Number is 26-0427359.

[Remainder of Page Intentionally Left Blank]

E-2-2

IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

SSPE INVESTMENT TRUST I

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

E-2-3

EXHIBIT E-3

To Second Amended and Restated
Revolving Credit Agreement

FORM OF OFFICER’S CLOSING CERTIFICATE

CLST ASSET TRUST II

Reference is made to (i) that certain Purchase Agreement (as amended, modified, supplemented or restated from time to time, the “Purchase Agreement”), dated as of December 10, 2008, by and among CLST Asset Trust II. SSPE Investment Trust I and SSPE, LLC and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the Trust II Borrower, hereby certifies to the Secured Parties and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

1.                                       Each of the representations and warranties of the Trust II Borrower contained in the Transaction Documents are true, complete and correct in all material respects on and as of the Effective Date as though made on and as of such date (other than any representation and warranty that is made as of a specific date), and to the Trust II Borrower’s knowledge no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Effective Date, that constitutes or would constitute an Event of Default or an Unmatured Event of Default.

2.                                       Except as otherwise indicated on a schedule to a Transaction Document, or as otherwise consented to by the Secured Parties, the Trust II Borrower has delivered to the Administrative Agent true, complete and correct copies of all documents required to be delivered by it to the Administrative Agent pursuant to the Transaction Documents, all such documents are true, complete and correct in all material respects on and as of the Effective Date, and each and every other condition to the closing of the transactions contemplated by the Transaction

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Documents (including without limitation the conditions and requirements set forth in Article III of the Revolving Credit Agreement) has been performed or waived by the Administrative Agent.

3.                                       No Liens have arisen or been granted with respect to the Collateral other than Permitted Liens.

4.                                       The Trust II Borrower’s Federal Employer Identification Number is 26-6668318.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

CLST ASSET TRUST II

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

E-3-3

EXHIBIT E-4
To Second Amended and Restated
Revolving Credit Agreement

FORM OF OFFICER’S CLOSING CERTIFICATE

SUMMIT ALTERNATIVE INVESTMENTS, LLC

Reference is made to (i) that certain Purchase and Contribution Agreement (as amended, modified, supplemented or restated from time to time, the “Sale Agreement”), dated as of September 28, 2007, by and between Summit Consumer Receivables Fund, L.P. as the seller thereunder, and SSPE, LLC, as the buyer thereunder and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust .II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the Servicer, hereby certifies to the Secured Parties and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

1.             Each of the representations and warranties of the Servicer contained in the Transaction Documents are true, complete and correct in all material respects on and as of the Effective Date as though made on and as of such date (other than any representation and warranty that is made as of a specific date), and to Summit Alternative Investments, LLC’s knowledge no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Effective Date, that constitutes or would constitute an Event of Default or an Unmatured Event of Default.

2.             Except as otherwise indicated on a schedule to a Transaction Document or as otherwise consented to by the Secured Parties, the Servicer has delivered to the Administrative Agent true, complete and correct copies of all documents required to be delivered by it to the Administrative Agent pursuant to the Transaction Documents, all such documents are true, complete and correct in all material respects on and as of the Effective Date, and each and every other condition to the closing of the transactions contemplated by the Transaction Documents (including without limitation the conditions and requirements set forth in Article III of the

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Revolving Credit Agreement and Article III of the Sale Agreement) has been performed or waived by the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

SUMMIT ALTERNATIVE INVESTMENTS, LLC

By:	Gangloff & Associates Inc.,
its sole member

By:
Name: Eric J. Gangloff
Title: President

E-4-3

EXHIBIT E-5
To Second Amended and Restated
Revolving Credit Agreement

FORM OF OFFICER’S CLOSING CERTIFICATE

SUMMIT CONSUMER RECEIVABLES FUND, L.P.

Reference is made to (i) that certain Purchase and Contribution Agreement (as amended, modified, supplemented or restated from time to time, the “Sale Agreement”), dated as of September 28, 2007, by and between Summit Consumer Receivables Fund, L.P. as the seller thereunder, and SSPE, LLC, as the buyer thereunder and (ii) that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

The undersigned, a duly elected Responsible Officer of the Originator, hereby certifies to the Secured Parties and their respective successors and assigns, as of December 10, 2008 (the “Effective Date”), as follows:

1.             Each of the representations and warranties of the Originator contained in the Transaction Documents are true, complete and correct in all material respects on and as of the Effective Date as though made on and as of such date (and shall be deemed to have been made as of such date), and to Summit Consumer Receivables Fund, L.P.’s knowledge no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Effective Date, that constitutes or would constitute an Event of Default or an Unmatured Event of Default.

2.             Except as otherwise indicated on a schedule to a Transaction Document or as otherwise consented to by the Secured Parties, the Originator has delivered to the Administrative Agent true, complete and correct copies of all documents required to be delivered by it to the Administrative Agent pursuant to the Transaction Documents, all such documents are true, complete and correct in all material respects on and as of the Effective Date, and each and every other condition to the closing of the transactions contemplated by the Transaction Documents (including without limitation the conditions and requirements set forth in Article III of the

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Revolving Credit Agreement and Article III of the Sale Agreement) has been performed or waived by the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, I have signed and delivered this Officer’s Certificate as of the Effective Date.

SUMMIT CONSUMER RECEIVABLES FUND, L.P.

By:	Summit Alternative Investments, LLC,
as General Partner

By:	Gangloff & Associates, Inc.,
its sole member

By:
Name: Eric J. Gangloff
Title: President

E-5-3

EXHIBIT F-1
To Second Amended and Restated
Revolving Credit Agreement

FORM OF POWER OF ATTORNEY

SSPE, LLC

This power of attorney (“Power of Attorney”) is executed and delivered as of December 10, 2008 (the “Effective Date”) by SSPE, LLC, as the LLC Borrower under the Revolving Credit Agreement (each as defined below), to Fortress Credit Corp., as the Administrative Agent under the Revolving Credit Agreement (in such capacity, the “Attorney”), pursuant to Section 3.1(e) of that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

No person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from the LLC Borrower as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally (subject to the requirements and limitations below) the authority to take and perform the actions contemplated herein, and the LLC Borrower irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by the LLC Borrower until all obligations of the Borrowers under the Transaction Documents have been paid in full (or otherwise satisfied to the satisfaction of the Administrative Agent and each Lender) and the Attorney has provided its written consent thereto (which consent shall not be unreasonably withheld or delayed).

Upon the occurrence of an Event of Default (unless waived in writing by the Required Lenders), the LLC Borrower hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), solely in connection with the enforcement of the rights and remedies of the Secured Parties under the Revolving Credit

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Agreement and in connection with notifying Obligors of the Secured Parties’ interest in the Collateral pursuant to Section 5.1(j) of the Revolving Credit Agreement, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the LLC Borrower’s place and stead and at the LLC Borrower’s expense and in the LLC Borrower’s name or in the Attorney’s own name, from time to time in the Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the Revolving Credit Agreement and the other Transaction Documents, and, without limiting the generality of the foregoing, hereby grants to the Attorney the power and right, on its behalf, without notice to or assent by it, to do the following in connection therewith: (a) open mail for the LLC Borrower, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due in respect of the Collateral; (b) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against the LLC Borrower or the Collateral; (c) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, defend any suit, action or proceeding brought against the LLC Borrower if the LLC Borrower does not defend such suit, action or proceeding or if the Attorney reasonably believes that it is not pursuing such defense in a manner that will maximize the recovery to the Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Attorney may deem appropriate; (d) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Attorney for the purpose of collecting any and all such moneys due in respect of the Collateral to the LLC Borrower whenever payable and to enforce any other right in respect of the Collateral; (e) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with the Collateral, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (f) to give any necessary receipts or acquittances for amounts collected or received under the Revolving Credit Agreement; (g) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant to the Revolving Credit Agreement; (h) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition of the Collateral, the LLC Borrower hereby ratifying and confirming all that such the Attorney (or any substitute) shall lawfully do or cause to be done hereunder and pursuant hereto; (i) to send such notification forms as the Attorney deems appropriate to give notice to Obligors of the Secured Parties’ interest in the Collateral; (j) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document, in each case to the extent permitted under the Revolving Credit Agreement; and (k) to cause the certified public accountants then engaged by the LLC Borrower to prepare and deliver to the Attorney at any time and from time to time, promptly upon the Attorney’s request, any reports required to be prepared by or on behalf of the LLC Borrower under the Transaction Documents, all as though the Attorney were the absolute owner of the Collateral for all purposes, and to do, at the Attorney’s option and the LLC Borrower’s expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve or realize upon the Collateral and the Liens of the Administrative Agent as agent for the Secured Parties thereon (including without limitation the filing of UCC

F-1-2

financing statements and continuation statements), all as fully and effectively as the LLC Borrower might do. The LLC Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

[Remainder of Page Left Intentionally Blank]

F-1-3

IN WITNESS WHEREOF, this Power of Attorney is executed by SSPE, LLC as of the Effective Date.

SSPE, LLC

By:
Name: Eric J. Gangloff
Title: President

F-1-4

EXHIBIT F-2
To Second Amended and Restated
Revolving Credit Agreement

FORM OF POWER OF ATTORNEY

SSPE INVESTMENT TRUST I

This power of attorney (“Power of Attorney”) is executed and delivered as of December 10, 2008 (the “Effective Date”) by SSPE Investment Trust I, as the Trust Borrower under the Revolving Credit Agreement (each as defined below), to Fortress Credit Corp., as the Administrative Agent under the Revolving Credit Agreement (in such capacity, the “Attorney”), pursuant to Section 3.1(e) of that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

No person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from the Trust Borrower as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally (subject to the requirements and limitations below) the authority to take and perform the actions contemplated herein, and the Trust Borrower irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by the Trust Borrower until all obligations of the Borrowers under the Transaction Documents have been paid in full (or otherwise satisfied to the satisfaction of the Administrative Agent and each Lender) and the Attorney has provided its written consent thereto (which consent shall not be unreasonably withheld or delayed).

Upon the occurrence of an Event of Default (unless waived in writing by the Required Lenders), the Trust Borrower hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), solely in connection with the enforcement of the rights and remedies of the Secured Parties under the Revolving Credit

F-2-1

Agreement and in connection with notifying Obligors of the Secured Parties’ interest in the Collateral pursuant to Section 5.1(j) of the Revolving Credit Agreement, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the Trust Borrower’s place and stead and at the Trust Borrower’s expense and in the Trust Borrower’s name or in the Attorney’s own name, from time to time in the Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the Revolving Credit Agreement and the other Transaction Documents, and, without limiting the generality of the foregoing, hereby grants to the Attorney the power and right, on its behalf, without notice to or assent by it, to do the following in connection therewith: (a) open mail for the Trust Borrower, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due in respect of the Collateral; (b) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against the Trust Borrower or the Collateral; (c) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, defend any suit, action or proceeding brought against the Trust Borrower if the Trust Borrower does not defend such suit, action or proceeding or if the Attorney reasonably believes that it is not pursuing such defense in a manner that will maximize the recovery to the Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Attorney may deem appropriate; (d) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Attorney for the purpose of collecting any and all such moneys due in respect of the Collateral to the Trust Borrower whenever payable and to enforce any other right in respect of the Collateral; (e) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with the Collateral, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (f) to give any necessary receipts or acquittances for amounts collected or received under the Revolving Credit Agreement; (g) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant to the Revolving Credit Agreement; (h) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition of the Collateral, the Trust Borrower hereby ratifying and confirming all that such the Attorney (or any substitute) shall lawfully do or cause to be done hereunder and pursuant hereto; (i) to send such notification forms as the Attorney deems appropriate to give notice to Obligors of the Secured Parties’ interest in the Collateral; (j) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document, in each case to the extent permitted under the Revolving Credit Agreement; and (k) to cause the certified public accountants then engaged by the Trust Borrower to prepare and deliver to the Attorney at any time and from time to time, promptly upon the Attorney’s request, any reports required to be prepared by or on behalf of the Trust Borrower under the Transaction Documents, all as though the Attorney were the absolute owner of the Collateral for all purposes, and to do, at the Attorney’s option and the Trust Borrower’s expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve or realize upon the Collateral and the Liens of the Administrative Agent as agent for the Secured Parties thereon (including without

F-2-2

limitation the filing of UCC financing statements and continuation statements), all as fully and effectively as the Trust Borrower might do. The Trust Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

[Remainder of Page Left Intentionally Blank]

F-2-3

IN WITNESS WHEREOF, this Power of Attorney is executed by SSPE Investment Trust I as of the Effective Date.

SSPE INVESTMENT TRUST I

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

F-2-4

EXHIBIT F-3
To Second Amended and Restated
Revolving Credit Agreement

FORM OF POWER OF ATTORNEY

CLST ASSET TRUST II

This power of attorney (“Power of Attorney”) is executed and delivered as of December 10, 2008 (the “Effective Date”) by CLST Asset Trust II, as the Trust II Borrower under the Revolving Credit Agreement (each as defined below), to Fortress Credit Corp., as the Administrative Agent under the Revolving Credit Agreement (in such capacity, the “Attorney”), pursuant to Section 3.1(e) of that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

No person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from the Trust II Borrower as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally (subject to the requirements and limitations below) the authority to take and perform the actions contemplated herein, and the Trust II Borrower irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by the Trust II Borrower until all obligations of the Borrowers under the Transaction Documents have been paid in full (or otherwise satisfied to the satisfaction of the Administrative Agent and each Lender) and the Attorney has provided its written consent thereto (which consent shall not be unreasonably withheld or delayed).

Upon the occurrence of an Event of Default (unless waived in writing by the Required Lenders), the Trust II Borrower hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), solely in connection with the enforcement of the rights and remedies of the Secured Parties under the Revolving Credit

F-3-1

Agreement and in connection with notifying Obligors of the Secured Parties’ interest in the Collateral pursuant to Section 5.1(j) of the Revolving Credit Agreement, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the Trust II Borrower’s place and stead and at the Trust II Borrower’s expense and in the Trust II Borrower’s name or in the Attorney’s own name, from time to time in the Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the Revolving Credit Agreement and the other Transaction Documents, and, without limiting the generality of the foregoing, hereby grants to the Attorney the power and right, on its behalf, without notice to or assent by it, to do the following in connection therewith: (a) open mail for the Trust II Borrower, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due in respect of the Collateral; (b) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against the Trust II Borrower or the Collateral; (c) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, defend any suit, action or proceeding brought against the Trust II Borrower if the Trust II Borrower does not defend such suit, action or proceeding or if the Attorney reasonably believes that it is not pursuing such defense in a manner that will maximize the recovery to the Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Attorney may deem appropriate; (d) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Attorney for the purpose of collecting any and all such moneys due in respect of the Collateral to the Trust II Borrower whenever payable and to enforce any other right in respect of the Collateral; (e) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with the Collateral, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (f) to give any necessary receipts or acquittances for amounts collected or received under the Revolving Credit Agreement; (g) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant to the Revolving Credit Agreement; (h) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition of the Collateral, the Trust II Borrower hereby ratifying and confirming all that such the Attorney (or any substitute) shall lawfully do or cause to be done hereunder and pursuant hereto; (i) to send such notification forms as the Attorney deems appropriate to give notice to Obligors of the Secured Parties’ interest in the Collateral; (j) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document, in each case to the extent permitted under the Revolving Credit Agreement; and (k) to cause the certified public accountants then engaged by the Trust II Borrower to prepare and deliver to the Attorney at any time and from time to time, promptly upon the Attorney’s request, any reports required to be prepared by or on behalf of the Trust II Borrower under the Transaction Documents, all as though the Attorney were the absolute owner of the Collateral for all purposes, and to do, at the Attorney’s option and the Trust II Borrower’s expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve or realize upon the Collateral and the Liens of the Administrative Agent as agent for the Secured Parties thereon (including without

F-3-2

limitation the filing of UCC financing statements and continuation statements), all as fully and effectively as the Trust II Borrower might do. The Trust II Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

[Remainder of Page Left Intentionally Blank]

F-3-3

IN WITNESS WHEREOF, this Power of Attorney is executed by CLST Asset Trust II as of the Effective Date.

CLST ASSET TRUST II

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

F-3-4

EXHIBIT F-4
To Second Amended and Restated
Revolving Credit Agreement

FORM OF POWER OF ATTORNEY
SUMMIT ALTERNATIVE INVESTMENTS, LLC

This power of attorney (“Power of Attorney”) is executed and delivered as of December 10, 2008 (the “Effective Date”) by Summit Alternative Investments, LLC, as the Servicer under the Revolving Credit Agreement (each as defined below), to Fortress Credit Corp., as the Administrative Agent under the Revolving Credit Agreement (in such capacity, the “Attorney”), pursuant to Section 3.1(e) of that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

No person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from the Servicer as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally (subject to the requirements and limitations below) the authority to take and perform the actions contemplated herein, and the Servicer irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by the Servicer until all obligations of the Borrowers under the Transaction Documents have been paid in full (or otherwise satisfied to the satisfaction of the Administrative Agent and each Lender) and the Attorney has provided its written consent thereto (which consent shall not be unreasonably withheld or delayed).

Upon the occurrence of an Event of Default or a Servicer Default (unless waived in writing by the Required Lenders), the Servicer hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), solely in connection with the enforcement of the rights and remedies of the Secured Parties under the Revolving Credit Agreement and in connection with notifying Obligors of the Secured Parties’ interest in

F-4-1

the Collateral pursuant to Section 5.1(j) of the Revolving Credit Agreement, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the Servicer’s place and stead and at the Servicer’s expense and in the Servicer’s name or in the Attorney’s own name, from time to time in the Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to exercise the rights of the Servicer under the Revolving Credit Agreement and the other Transaction Documents, and, without limiting the generality of the foregoing, hereby grants to the Attorney the power and right, on its behalf, without notice to or assent by it, to do the following in connection therewith: (a) open mail for the Servicer, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due in respect of the Collateral; (b) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral; (c) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, defend any suit, action or proceeding brought against the Servicer with respect to the Collateral if the Servicer does not defend such suit, action or proceeding or if the Attorney reasonably believes that it is not pursuing such defense in a manner that will maximize the recovery to the Attorney with respect to the Collateral, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Attorney may deem appropriate; (d) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Attorney for the purpose of collecting any and all such moneys due in respect of the Collateral to the Servicer with respect to the Collateral whenever payable and to enforce any other right in respect of the Collateral; (e) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with the Collateral, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (f) to give any necessary receipts or acquittances for amounts collected or received under the Revolving Credit Agreement; (g) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant to the Revolving Credit Agreement; (h) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition of the Collateral, the Servicer hereby ratifying and confirming all that such the Attorney (or any substitute) shall lawfully do or cause to be done hereunder and pursuant hereto; (i) to send such notification forms as the Attorney deems appropriate to give notice to Obligors of the Secured Parties’ interest in the Collateral; (j) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document, in each case to the extent permitted under the Revolving Credit Agreement; and (k) to cause the certified public accountants then engaged by the Servicer to prepare and deliver to the Attorney at any time and from time to time, promptly upon the Attorney’s request, any reports required to be prepared by or on behalf of the Servicer under the Transaction Documents, all as though the Attorney were the absolute owner of the Collateral for all purposes, and to do, at the Attorney’s option and the Servicer’s expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve or realize upon the Collateral and the Liens of the Administrative Agent as agent for the Secured Parties thereon (including without limitation the filing of UCC financing statements and continuation statements), all as fully and effectively as the Servicer

F-4-2

might do. The Servicer hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

[Remainder of Page Left Intentionally Blank]

F-4-3

IN WITNESS WHEREOF, this Power of Attorney is executed by Summit Alternative Investments, LLC as of the Effective Date.

SUMMIT ALTERNATIVE INVESTMENTS, LLC

By:	Gangloff & Associates Inc.
its sole member

By:
Name: Eric J. Gangloff
Title: President

F-4-4

EXHIBIT G
To Second Amended and Restated
Revolving Credit Agreement

FORM OF RELEASE OF REQUIRED RECEIVABLE FILE

[Delivery Date]

BY FACSIMILE: (651) 695-6102

U.S. Bank National Association

1133 Rankin Street, Suite 100

St. Paul, Minnesota 55116

Attention: Saah Kemayah

Ref: Summit Alternative Investments, LLC/Fortress Credit Corp.

Re:

Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

Ladies and Gentlemen:

In connection with the administration of the Required Receivable File held by U.S. Bank National Association, as the Collateral Custodian on behalf of the Administrative Agent as agent for the Secured Parties under the Revolving Credit Agreement, we request the release of the Required Receivable File (or such documents as specified below) for the Receivables described below, for the reason indicated.

Obligor’s Name, Address & Zip Code:

Receivable Identification Number:

Reason for Requesting Documents (check one)

☐	1.	Receivable paid in full. (The Servicer hereby certifies that all amounts received in connection with such Receivable have been credited to the Collection Account.)

☐	2.

Receivable liquidated by                               . (The Servicer hereby certifies that all proceeds (net of Liquidation Expenses which the Servicer may retain to pay such expenses) of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

☐	3.	Receivable in foreclosure.

☐	4.	Delivered in Error.

☐	5.	Repurchased.

☐	6.	Termination of Revolving Credit Agreement.

☐	7.	Other.

If box 1, 2, 4, 5, 6 or 7 is checked, and if all or part of the Required Receivable File was previously released to us, please release to us the Required Receivable File requested in our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Receivable.

If box 3 or 7 above is checked, we will return all of the above Required Receivable File to you as the Collateral Custodian (i) promptly upon the request of the Administrative Agent or (ii) when our need therefor no longer exists.

[Remainder of Page Intentionally Left Blank]

SUMMIT ALTERNATIVE INVESTMENTS, LLC,
as the Servicer

By:	Gangloff & Associates Inc.,
its sole member

By:
Name: Eric J. Gangloff
Title: President
Date:

[ ],
as the [applicable Borrower]

By:
Name:
Title:
Date:

Consent of Administrative Agent if required under the Revolving Credit Agreement:

FORTRESS CREDIT CORP.,
as the Administrative Agent

By:
Name:
Title:
Date:

EXHIBIT H
To Second Amended and Restated
Revolving Credit Agreement

FORM OF SERVICER’S CERTIFICATE

This Servicer’s Certificate is delivered to the Administrative Agent, the Backup Servicer and the Collateral Custodian pursuant to the provisions of Section 6.8(b) of the Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). This Servicer’s Certificate relates to the Servicer’s Report set forth on the attached Schedule A.

A.                                   Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Revolving Credit Agreement. References herein to certain subsections are references to the respective subsections of the Revolving Credit Agreement.

B.                                     The Servicer is the Servicer under the Revolving Credit Agreement.

C.                                     The undersigned hereby certifies to the Administrative Agent, on behalf of the Lenders, that, to its knowledge, as of the date hereof, no Event of Default or Unmatured Event of Default has occurred.

D.                                    The undersigned hereby certifies to the Administrative Agent, on behalf of the Lenders, that all of the foregoing information and all of the information set forth on the attached Schedule A is true, complete and accurate in all material respects as of the date hereof.

[Remainder of Page Intentionally Left Blank]

H-1

IN WITNESS WHEREOF, the undersigned has caused this Servicer’s Certificate to be duly executed [                      ] [      ], 20[    ].

SUMMIT ALTERNATIVE INVESTMENTS, LLC,
as the Servicer

By:	Gangloff & Associates Inc.,
its sole member

By:
Name: Eric J. Gangloff
Title: President

H-2

EXHIBIT I
To Second Amended and Restated
Revolving Credit Agreement

JOINDER SUPPLEMENT

This JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I  hereto, among the financial institutions identified in Item 2 of Schedule I hereto, SSPE, LLC, as a borrower (the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), the Lender named in Item 4 of Schedule I hereto (the “Lender”), and Fortress Credit Corp., as the administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, this Joinder Supplement is being executed and delivered under Section 13.16 of the Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender pursuant to the Revolving Credit Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a)                                  Upon receipt by the Administrative Agent of an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrowers, and the Administrative Agent, the Administrative Agent will transmit to the Proposed Lender and the Borrowers, a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date,

I-1

the Proposed Lender shall be a Lender pursuant to the Revolving Credit Agreement for all purposes thereof.

(b)                                 Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement.

(c)                                  By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent and the existing Lender(s) as follows: (i) none of the Administrative Agent and the existing Lender(s) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Revolving Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Revolving Credit Agreement or any other instrument or document furnished pursuant thereto, or with respect to the applicable Variable Funding Note issued under the Revolving Credit Agreement, or the Collateral or the financial condition of the Originator, the Servicer, the Guarantors or the Borrowers, or the performance or observance by the Originator, the Servicer, the Guarantors or the Borrowers of any of their respective obligations under the Revolving Credit Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) the Proposed Lender will, independently and without reliance upon the Administrative Agent or the existing Lender(s) and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Revolving Credit Agreement; (iv) the Proposed Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Revolving Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Revolving Credit Agreement; and (v) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which by the terms of the Revolving Credit Agreement are required to be performed by it as a Lender.

(d)                                 Schedule II hereto sets forth administrative information with respect to the Proposed Lender.

(e)                                  This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

I-2

SCHEDULE I

To Joinder Supplement

COMPLETION OF INFORMATION AND
SIGNATURES FOR JOINDER SUPPLEMENT

Re:

Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008, among SSPE, LLC, as the LLC Borrower, SSPE Investment Trust I, as the Trust Borrower, CLST Asset Trust II, as the Trust II Borrower, the other parties thereto and Fortress Credit Corp., as the Administrative Agent.

Item 1: Date of Joinder Supplement:

Item 2: Proposed Lender:

Item 3: Principal Amount of [Loans] [Commitment] Assigned:	$

Item 4: Signatures of Parties to Revolving Credit Agreement:

, as
Proposed Lender

By:
Name:
Title:

I-1

SSPE, LLC,
as a Borrower

By:
Name: Eric J. Gangloff
Title: President

SSPE INVESTMENT TRUST I,
as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

CLST ASSET TRUST II, as a Borrower

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:
Name:
Title:

FORTRESS CREDIT CORP.,
as the Administrative Agent

By:
Name:
Title:

[NAME OF LENDER],
as a Lender

By:
Name:
Title:

I-2

SCHEDULE II

To Joinder Supplement

ADDRESS FOR NOTICES
AND
WIRE INSTRUCTIONS

Address for Notices:

Telephone:
Facsimile:
email:

With a copy to:

Telephone:
Facsimile:
email:

Wire Instructions:

Name of Bank:
A/C No.:
ABA No.
Reference:

SCHEDULE III

To Joinder Supplement

FORM OF
JOINDER EFFECTIVE NOTICE

To:                              [Name and address of Borrower and Proposed Lender]

The undersigned, as Administrative Agent under the Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”), agrees as follows:

Pursuant to such Joinder Supplement, you are advised that the Joinder Effective Date for [Name of Proposed Lender] will be                          and such Proposed Lender will be a Lender with a Commitment of $                     . [Note: attach copies of Schedules I and II from the Joinder Supplement.] Terms defined in such Joinder Supplement are used herein as therein defined.

Very truly yours,

FORTRESS CREDIT CORP.,
as the Administrative Agent

By:
Name:
Title:

III-1

EXHIBIT J
To Second Amended and Restated
Revolving Credit Agreement

FORM OF BACKUP SERVICER MONTHLY CERTIFICATION

See Attached

J-1

USBank

Portfolio Services

Date:

FORTRESS CREDIT CORP

c/o Fortress Investment Group

1345 Avenue of the Americas

New York, New York 10105

Attention: Dean Dakolias

Facsimile: (212) 798-6099

Confirmation: (212) 798-6050

E-mail: ddakolias@fortressinv.com

SUMMIT ALTERNATIVE INVESTMENTS, LLC

50 West Liberty Street, Suite 1040

Reno, Nevada 89501

Attention: Eric J. Gangloff

Re:          Letter of Certification — Fortress Credit Corp and Summit Alternative Investments, LLC

We are sending this letter to you pursuant to Section 7.2 (b)(iii) of that certain Second Amended and Restated Revolving Credit Agreement (the “Agreement”) dated as of December 10, 2008 among Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as Backup Servicer, Summit Consumer Receivables Fund, L.P., as the Originator, Summit Alternative Investments, LLC, as the Servicer, SSPE, LLC, as the Borrower, SSPE Investment Trust I, as the Trust Borrower, CLST Asset Trust II, as the Trust II Borrower, Summit Consumer Receivables Fund, L.P., as a Guarantor, Eric J. Gangloff, as a Guarantor, Fortress Credit Corp., as a Lender and as the Administrative Agent, and U.S. Bank National Association, as the Collateral Custodian. Capitalized terms used herein have the meanings ascribed to such terms in the Agreement.

Lyon Financial Services, Inc. hereby confirms that it has received the Servicing Report, dated           from Summit Alternative Investments, LLC and has performed the reconciliation required under Section 7.2 (b) (iii) of the Agreement. [There are no discrepancies. / The discrepancies are listed on the attached Schedule A.]

Very truly yours,

LYON FINANCIAL SERVICES, INC. (d/b/a U.S. Bank Portfolio Services)

By:
Name:
Title: Financial Analyst

J-2

EXHIBIT K
To Second Amended and Restated
Revolving Credit Agreement

FORM OF COLLATERAL RECEIPT

See Attached

FORM OF COLLATERAL RECEIPT

December 10, 2008

FORTRESS CREDIT CORP

c/o Fortress Investment Group

1345 Avenue of the Americas

New York, New York 10105

Attention: Mark Parsa

SSPE, LLC

50 West Liberty Street, Suite 1040

Reno, Nevada 89501

SSPE INVESTMENT TRUST I

50 West Liberty Street, Suite 980

Reno, Nevada 89501

CLST ASSET TRUST II

50 West Liberty Street, Suite 980

Reno, Nevada 89501

SUMMIT ALTERNATIVE INVESTMENTS, LLC

50 West Liberty Street, Suite 1040

Reno, Nevada 89501

Re:                             Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, modified, supplemented or restated from time to time, the “Revolving Credit Agreement”), by and among Summit Consumer Receivables Fund, L.P., as the originator (in such capacity, the “Originator”) and as a guarantor (in such capacity, a “Guarantor”), SSPE, LLC, as a borrower (in such capacity, the “LLC Borrower”), SSPE Investment Trust I, as a borrower (in such capacity, the “Trust Borrower”), CLST Asset Trust II, as a borrower (in such capacity, the “Trust II Borrower” and, together with the LLC Borrower and the Trust Borrower, the “Borrowers”), Summit Alternative Investments, LLC, as the servicer (in such capacity, the “Servicer”), Eric J. Gangloff, as a guarantor (in such capacity, a “Guarantor”), Fortress Credit Corp., as a lender (in such capacity, a “Lender”) and as the administrative agent (the “Administrative Agent”), each of the Lenders from time to time party thereto (together with the Administrative Agent, the “Secured Parties”), Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer (in such capacity, the “Backup Servicer”), and U.S. Bank National Association, as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Revolving Credit Agreement.

Ladies and Gentlemen:

In accordance with the provisions of Section 8.2(b) of the Revolving Credit Agreement, the undersigned, as the Collateral Custodian, hereby certifies that, as to each Receivable delivered by the Borrowers pursuant to Section 3.2 of the Revolving Credit Agreement, it has reviewed the related Required Receivable File documents and instruments delivered to it pursuant to Section 8.2(b) of the Revolving Credit Agreement and has confirmed that (A) the loan documents and instruments in such Required Receivable File have been properly executed and have no missing or mutilated pages, and (B) the related original principal balance of the Receivable (for Closed End Consumer Contracts only), contract or other identifying number and Obligor name with respect to such Receivable is referenced on the related Receivables List and is not a duplicate Receivable (based on the contract number or other identifying number) (such items (A) and (B) collectively, the “Review Criteria”).

The Collateral Custodian makes no representations as to the: (i) validity, legality, sufficiency, enforceability or genuineness of any such documents or instruments related to any of the Required Receivable Files delivered other than that such documents and instruments are fully executed, or (ii) collectibility, insurability, effectiveness or suitability of any such Collateral.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Revolving Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this document to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE COLLATERAL CUSTODIAN:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

By:
Name:
Title:

EXHIBIT L

To Second Amended and Restated

Revolving Credit Agreement

[Reserved]

L-1

SCHEDULE I
To Second Amended and Restated
Revolving Credit Agreement

CONDITION PRECEDENT DOCUMENTS

As required by Section 3.1 of the Second Amended and Restated Revolving Credit Agreement, each of the following items must be delivered to the Administrative Agent prior to the Effective Date, each in form and substance satisfactory to the Administrative Agent:

1.             All documents and information necessary to complete the Exhibits and Schedules;

2.             Certificates of the Secretary or Assistant Secretary or other Responsible Officer of the Borrowers, the Originator, the Servicer, the Collateral Custodian and the Backup Servicer, each dated as of the date of the Second Amended and Restated Revolving Credit Agreement, certifying (i) the names and true signatures of the incumbent officers of each such Person authorized to sign the Transaction Documents and the other documents to be delivered by it hereunder (on which certificate the Administrative Agent and the Lenders may conclusively rely), (ii) that the copy of the certificate of incorporation, certificate of trust or certificate or organization of such Person attached thereto is a complete and correct copy and that such certificate of incorporation, certificate of trust or certificate or organization has not otherwise been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the bylaws, operating agreement or trust agreement of such Person attached thereto is a complete and correct copy and that such bylaws, operating agreement or trust agreement have not otherwise been amended, modified or supplemented and are in full force and effect and (iv) the resolutions of such Person’s board of directors or managers/members/partners approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents and of the documents related thereto;

3.             Good standing certificates for the Borrowers issued by the Secretary of State of Delaware, dated as of a recent date prior to the Effective Date;

4.             Opinion of counsel to the Collateral Custodian as the Administrative Agent may reasonably require;

5.             Opinions of counsel to the Originator, the Servicer and the Borrowers as the Administrative Agent may reasonably require; and

6.             All other deliveries required under Section 3.1 of the Second Amended and Restated Revolving Credit Agreement.

The opinions referred to above may contain such qualifications, assumptions and exceptions as the Administrative Agent in its reasonable discretion may allow.

I-1

SCHEDULE II
To Second Amended and Restated
Revolving Credit Agreement

CREDIT AND COLLECTION POLICY

See Attached

CAC CREDIT GUIDELINES

Tier 1 — 95%

•                  Credit Score range of 680 minimum

•                  Minimum Time in Bureau of 4 years

•                  At least 15 trade lines in bureau

•                  Minimum Household Gross Income of $4,000 per month

•                  All Trade Lines Current

•                  Less than 50% DTI ratio or adequate disposable income

•                  BK discharged for minimum of 2 years with reestablished credit

•                  Continuous Employment minimum of 2 years on the job or same industry

•                  Homeowner or renter at same location for minimum two years

•                  No civil judgments or liens

•                  Maximum term 60 months

•                  Maximum loan amount $15,000

•                  APR 14.9%

Tier 2 — 88%

•                  Credit Score range of 660 minimum

•                  Minimum Time in Bureau of 3 years

•                  At least 13 trade lines in bureau

•                  Minimum Household Gross Income of $3,500 per month

•                  All Trade Lines Current

•                  Less than 55% DTI ratio or adequate disposable income

•                  BK discharged for minimum of 2 years with reestablished credit

•                  Continuous Employment minimum of 2 years on the job or same industry

•                  Homeowner or renter at same location for minimum two years

•                  No civil judgments or liens

•                  Maximum term 60 months

•                  Maximum loan amount $15,000

•                  APR 14.9%

Tier 3 — 85%

•                  Credit Score range of 635 minimum

•                  Minimum Time in Bureau of 3 years

•                  At least 10 trade lines in bureau

•                  Minimum Household Gross Income of $3,000 per month

•                  All Trade Lines Current

•                  Less than 60% DTI ratio or adequate disposable income

•                  BK discharged for minimum of 2 years with reestablished credit

•                  Continuous Employment minimum of 2 years on the job or same industry

•                  Homeowner or renter at same location for minimum one year

•                  No civil judgments or liens

•                  Maximum term 60 months

•                  Maximum loan amount $10,000

•                  APR 17.9%

Tier 4 — 75%

•                  Credit Score range of 615 minimum

•                  Minimum Time in Bureau of 2 years

•                  At least 10 trade lines in bureau

•                  Minimum Household Gross Income of $2,750 per month

•                  All Trade Lines Current

•                  Less than 60% DTI ratio or adequate disposable income

•                  BK discharged for minimum of 2 years with reestablished credit

•                  Continuous Employment minimum of 2 years on the job or same industry

•                  Homeowner or renter at same location for minimum one year

•                  No civil judgments or liens

•                  Maximum term 60 months

•                  Maximum loan amount $7,500

•                  APR 17.9%

Additional:

The credit criteria referenced are general guidelines. Credit behavioral patterns will bear significantly into decision. Types of employment and industries directly impact approval. Mortgage credit limit to balance analysis could negate approval. Past delinquencies will be taken into consideration during review. Co-signers are encouraged. ACH debit & backup payment methods are categorically required with very few exceptions.

Some state specific loans will require an advance adjustment due to statutory APR limitations.

SCHEDULE III
To Second Amended and Restated
Revolving Credit Agreement

LOCATION OF REQUIRED RECEIVABLE FILES

U.S. BANK NATIONAL ASSOCIATION

1133 Rankin Street, Suite 100

St. Paul, Minnesota 55116

Attention: Saah Kemayah

Ref: SSPE, LLC/SSPE Investment Trust I/Fortress Credit Corp.

Facsimile No.: 651-695-6102

Confirmation No.: 651-695-5867

III-1

SCHEDULE IV
To Second Amended and Restated
Revolving Credit Agreement

RECEIVABLES LIST

As Provided on Each Purchase Date

IV-1

SCHEDULE V

To Second Amended and Restated

Revolving Credit Agreement

SIC CODES

See Attached

V-1

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE

Agriculture, Forestry, Fishing	A
Agricultural Production Crops	A01
Cash Grains	A011
Wheat	A0111
Rice	A0112
Corn	A0115
Soybeans	A0116
Cash Grains, Not Classified Elsewhere	A0119
Field Crops, Except Cash Grains	A013
Cotton	A0131
Tobacco	A0132
Sugarcane & Sugar Beets	A0133
Irish Potatoss	A0134
Field Crops, Except Cash Grains, Not Classified Elsewhere	A0139
Vegetables & Melons	A016
Vegetables & Melons	A0161
Fruits and Tree Nuts	A017
Berry Crops	A0171
Grapes	A0172
Tree Nuts	A0173
Citrus Fruits	A0174
Deciduous Tree Fruits	A0175
Fruits and Tree Nuts, Not Classified Elsewhere	A0171
Horticultural Specialties	A018
Ornamental Floriculture & Nursery Products	A0181
Food Crops Grown Under Cover	A0182
General Farms, Primarily Crops	A019
General Farms, Primarily Crops	A0191
Agriculture Livestock Production & Animal Specialties	A02
Livestock, Except Dairy And Poultry	A021
Beef Cattle Feedlots	A0211
Beef Cattle, Except Feedlots	A0212
Hog	A0213
Sheep and Goats	A0214
General Livestock, Except Dairy and Poultry	A0219
Dairy Farms	A024
Dairy Farms	A0241
Poultry And Eggs	A025
Broiler, Fryer, and Rosster Chickens	A0251
Chicken Eggs	A0252
Turkeys and Turkey Eggs	A0253
Poultry Hatcheries	A0254
Poultry and Eggs, Not Elsewhere Classified	A0259
Animal Specialties	A027
Fur-Bearing Animals and Rabbit	A0271
Horses and Other Equines	A0272
Animal Aquaculture	A0273
Animal Specialties, Not Elsewhere Classified	A0279
General Farms, Primarily Livestock and Animal	A029
General Farms, Primarily Livestock and Animal Specialties	A0291
Agricultural Services	A07
Soil Preparation Services	A071
Soil Preparation Services	A0711
Crop Services	A072
Crop Planting, Cultivating, and Protecting	A0721
Crop Harvesting, Primarily by Machine	A0722
Crop Preparation Services for Market, Except Cotton Ginning	A0723
Cotton Ginning	A0724
Veterinary Services	A074
Veterinary Services for Livestock	A0741
Veterinary Services for Animal Specialties	A0742
Livestock Services, Except Veterinary	A0751
Animal Specialty Services, Except Veterinary	A0752
Farm Labor And Management Services	A076
Farm Labor Contractors and Crew Leaders	A0761
Farm Management Services	A0762
Landscape And Horticultural Services	A078
Landscape Counseling and Planning	A0781
Lawn and Garden Services	A0782
Ornamental Shrub and Tree Services	A0783
Forestry	A08
Timber Tracts	A081
Timber Tracts	A0811
Forest Nurseries And Gathering Of Forest	A083
Forest Nurseries and Gathering of Forest Products	A0831
Forestry Services	A085
Forestry Services	A0851
Fishing, hunting, and trapping	A09
Commercial Fishing	A091
Finfish	A0912
Shellfish	A0913
Miscellaneous Marine Products	A0919
Fish Hatcheries And Preserves	A092
Fish Hatcheries and Preserves	A0921
Hunting And Trapping, And Game Propagation	A097
Hunting and Trapping, and Game Propagation	A0971
Mining	B
Metal mining	B10
Iron ores	B101
Iron ores	B1011
Iron ore mining	B1011
Copper ores	B102
Copper ores	B1021
Copper ore & nickel ore mining (pt)	B1021
Lead and zinc ores	B103
Lead & zinc ores	B1031
Lead ore & zinc ore mining	B1031
Gold and silver ores	B104
Gold ores	B1041
Gold ore mining	B1041
Silver ores	B1044
Silver ore mining	B1044
Metal mining services	B108
Metal mining services	B1081
Support activities for metal mining	B1081
Geophysical surveying & mapping services (pt)	B1081
Miscellaneous metal ores	B109
Uranium-radium-vanadium ores	B1094
Uranium-radium-vanadium ore mining	B1094
Misc metal ores, n.e.c., & ferroalloy ores, exc vanadium	B1061
Copper ore & nickel ore mining (pt)	B1099
All other metal ore mining	B1099
Coal mining	B12
Bituminous coal and lignite mining	B122
Bituminous coal & lignite - surface	B1221
Bituminous coal & lignite - surface mining	B1221
Bituminous coal - underground	B1222
Bituminous coal underground mining	B1222
Anthracite mining	B123
Anthracite mining	B1231
Anthracite mining	B1231
Coal mining services	B124
Coal mining services	B1241
Support activities for coal mining	B1241
Oil and gas extraction	B13
Crude petroleum and natural gas	B131
Crude petroleum & natural gas	B1311
Crude petroleum & natural gas extraction	B1311
Natural gas liquids	B132
Natural gas liquids	B1321
Natural gas liquids extraction	B1321
Oil and gas field services	B138
Drilling oil & gas wells	B1381
Drilling oil & gas wells	B1381
Oil & gas exploration services	B1382
Support activities for oil & gas operations (pt)	B1382
Geophysical surveying & mapping services (pt)	B1382
Oil & gas field services, n.e.c.	B1389
Support activities for oil & gas operations (pt)	B1389
Nonmetallic minerals, except fuels	B14
Dimension stone	B141
Dimension stone	B1411
Dimension stone mining & quarrying	B1411
Crushed and broken stone, including riprap	B142
Crushed & broken limestone	B1422
Crushed & broken limestone mining & quarrying	B1422
Crushed & broken granite	B1423
Crushed & broken granite mining & quarrying	B1423
Crushed & broken stone, n.e.c.	B1429
Other crushed & broken stone mining & quarrying (pt)	B1429
Sand and gravel	B144
Construction sand & gravel	B1442
Construction sand & gravel mining	B1442
Industrial sand	B1446
Industrial sand mining	B1446
Clay, ceramic, and refractory minerals	B145
Kaolin & ball clay	B1455
Kaolin & ball clay mining	B1455
Clay, ceramic, and refractory minerals, n.e.c.	B1459
Clay, ceramic, and refractory minerals mining	B1459
Chemical and fertilizer mineral mining	B147
Potash, soda, & borate minerals	B1474
Potash, soda, & borate minerals mining	B1474
Phosphate rock	B1475
Phosphate rock mining	B1475
Chemical and fertilizer mineral mining, n.e.c.	B1479
Other chemical & fertilizer mineral mining	B1479
Nonmetallic minerals services, except fuels	B148
Nonmetallic minerals services, except fuels	B1481
Support activities for nonmetallic minerals (except fuels)	B1481
Geophys srvyng serv for nonmet min (exc fuels), contract basis	B1481
Miscellaneous nonmetallic minerals, except fuels	B149
Miscellaneous nonmetallic minerals, except fuels	B1499
Other crushed & broken stone mining & quarrying (pt)	B1499
All other nonmetallic mineral mining	B1499
Construction industries	C
Building construction—general contractors and operative builders	C15
General contractors—residential buildings	C152

1

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE
General contractors—single-family houses	C1521
Single-family housing construction (pt)	C1521
General contractors—residential bldgs, other than single-family	C1522
Multifamily housing construction (pt)	C1522
Commercial & Institutional building construction (pt)	C1522
Operative builders	C153
Operative builders	C1531
Single-family housing construction (pt)	C1531
Multifamily housing construction (pt)	C1531
Mfg & Industrial building construction (pt)	C1531
Commercial & Institutional building construction (pt)	C1531
General building contractors—nonresidential buildings	C154
General contractors—industrial buildings & warehouses	C1541
Mfg & Industrial building construction (pt)	C1541
Commercial & Institutional building construction (pt)	C1541
General contractors—nonresidential bldgs, exc indust bldgs/whses	C1542
Commercial & Institutional building construction (pt)	C1542
Heavy construction other than buildings construction—contractors	C16
Highway and street construction contractors, except elevated highways	C161
Highway & street construction contractors, exc elevated highways	C1611
Highway & street construction	C1611
Heavy construction, except highway and street construction	C162
Bridge, tunnel & elevated highway construction contractors	C1622
Bridge & tunnel construction	C1622
Water, sewer, pipeline & communications & power line constr	C1623
Water, sewer, & pipeline construction	C1623
Power & communication transmission line construction	C1623
Heavy construction n.e.c.	C1629
Industrial nonbuilding structure construction	C1629
All other heavy construction (pt)	C1629
Construction—Special trade contractors	C17
Plumbing, heating, and air-conditioning special trade contractors	C171
Plumbing, heating, & air-conditioning special trade contractors	C1711
Plumbing, heating, & air-conditioning contractors	C1711
Painting and paper hanging special trade contractors	C172
Painting & paper hanging special trade contractors	C1721
Painting & wall covering contractors (pt)	C1721
Electrical work special trade contractors	C173
Electrical work special trade contractors	C1731
Electrical contractors	C1731
Masonry, stone work, tile setting, and plastering special trade contractors	C174
Masonry, stone setting, & oth stone work special trade contr	C1741
Masonry & stone contractors	C1741
Plastering, drywall, acoustical, & insul work special trade contr	C1742
Drywall, plastering, acoustical, & insulation contractors (pt)	C1742
Terrazzo, tile, marble, & mosaic work special trade contractors	C1743
Drywall, plastering, acoustical, & insulation contractors (pt)	C1743
Tile, marble, terrazzo, & mosaic contractors	C1743
Carpentry and floor work special trade contractors	C175
Carpentry work special trade contractors	C1751
Carpentry contractors	C1751
Floor laying & other floor work special trade contractors, n.e.c.	C1752
Floor laying & other floor contractors	C1752
Roofing, siding, and sheet metal work special trade contractors	C176
Roofing, siding, & sheet metal work special trade contractors	C1761
Roofing siding & sheet metal contractors	C1761
Concrete work special trade contractors	C177
Concrete work special trade contractors	C1771
Drywall, plastering, acoustical, & insulation contractors (pt)	C1771
Concrete contractors	C1771
Water well drilling special trade contractors	C178
Water well drilling special trade contractors	C1781
Water well drilling contractors	C1781
Miscellaneous special trade contractors	C179
Structural steel erection special trade contractors	C1791
Structural steel erection contractors	C1791
Glass & glazing work special trade contractors	C1793
Glass & glazing contractors (pt)	C1793
Excavation work special trade contractors	C1794
Excavation contractors	C1794
Wrecking & demolition work special trade contractors	C1795
Wrecking & demolition contractors	C1795
Install or erection of bldg equip, special trade contr, n.e.c.	C1796
Building equip & other machinery installation contractors	C1796
Special trade contractors, n.e.c.	C1799
All other special trade contractors	C1799
Asbestos abatement & lead paint removal	C1799
Manufacturing	D
Food and kindred products	D20
Meat products	D201
Meat packing plants	D2011
Animal (except poultry) slaughtering (pt)	D2011
Sausages & other prepared meats	D2013
Meat processed from carcasses (pt)	D2013
Poultry & egg processing	D2015
Poultry processing	D2015
All other miscellaneous food mfg (pt)	D2015
Dairy products	D202
Creamery butter	D2021
Creamery butter mfg	D2021
Cheese, natural & processed	D2022
Cheese mfg	D2022
Condensed & evaporated milk	D2023
Dry, condensed, & evaporated dairy product mfg	D2023
Ice cream & frozen desserts	D2024
Ice cream & frozen dessert mfg	D2024
Fluid milk	D2026
Fluid milk mfg	D2026
Preserved fruits and vegetables	D203
Canned specialties	D2032
Specialty canning	D2032
All other miscellaneous food mfg (pt)	D2032
Canned fruits & vegetables	D2033
Fruit & vegetable canning (pt)	D2033
Dehydrated fruits, vegetables, & soups	D2034
Flour milling (pt)	D2034
Dried & dehydrated food mfg (pt)	D2034
Pickles, sauces, & salad dressings	D2035
Fruit & vegetable canning (pt)	D2035
Mayonnaise, dressing & other prepared sauce mfg (pt)	D2035
Frozen fruits & vegetables	D2037
Frozen fruit, juice, & vegetable mfg	D2037
Frozen specialties, n.e.c.	D2038
Frozen specialty food mfg	D2038
Grain mill products	D204
Flour & other grain mill products	D2041
Flour milling (pt)	D2041
Cereal breakfast foods	D2043
Breakfast cereal mfg	D2043
Coffee & tea mfg (pt)	D2043
Rice milling	D2044
Rice milling	D2044
Blended & prepared flour	D2045
Flour mixes & dough mfg from purchased flour	D2045
Wet corn milling	D2046
Wet corn milling	D2046
Dog & cat food	D2047
Dog & cat food mfg	D2047
Prepared foods, n.e.c.	D2048
Other animal food mfg	D2048
Animal (except poultry) slaughtering (pt)	D2048
Bakery products	D205
Bread, cake, & related products	D2051
Commercial bakeries (pt)	D2051
Cookies & crackers	D2052
Commercial bakeries (pt)	D2052
Cookie & cracker mfg	D2052
Other snack food mfg (pt)	D2052
Frozen bakery products, except bread	D2053
Frozen cakes, pies, & other pastries mfg	D2053
Sugar and confectionery products	D206
Raw cane sugar	D2061
Sugarcane mills	D2061
Cane sugar refining	D2062
Cane sugar refining	D2062
Beet sugar	D2063
Beet sugar mfg	D2063
Candy & other confectionery products & chewing gum	D2064
Confectionery mfg from purchased chocolate (pt)	D2064
Nonchocolate confectionery mfg (pt)	D2064
Chocolate & cocoa products	D2066
Chocolate & confectionery mfg from caocao beans	D2066
Salted & roasted nuts & seeds	D2068
Roasted nuts & peanut butter mfg (pt)	D2068
Fats and oils	D207
Cottonseed oil mills	D2074
Other oilseed processing (pt)	D2074
Fats & oils refining & blending (pt)	D2074
Soybean oil mills	D2075
Soybean processing	D2075
Fats & oil refining & blending (pt)	D2075
Vegetable oil mills, n.e.c.	D2076
Other oilseed processing (pt)	D2076
Fats & oils refining & blending (pt)	D2076
Animal & marine fats & oils	D2077
Fats & oil refining & blending (pt)	D2077
Rendering & meat by product processing	D2077
Seafood canning (pt)	D2077
Fresh & frozen seafood processing (pt)	D2077
Shortening & cooking oils	D2079
Fats & oils refining & blending (pt)	D2079
Beverages	D208
Malt beverages	D2082
Breweries	D2082
Malt	D2083
Malt mfg	D2083
Wines, brandy, & brandy spirits	D2084
Wineries	D2084

2

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE
Distilled liquor, except brandy	D2085
Distilleries	D2085
Bottled & canned soft drinks	D2086
Soft drink mfg	D2086
Bottled water mfg	D2086
Flavoring extracts & syrups, n.e.c.	D2087
Flavoring syrup & concentrate mfg	D2087
Spice & extract mfg (pt)	D2087
All other miscellaneous food mfg (pt)	D2087
Miscellaneous food and kindred products	D209
Canned & cured seafood	D2091
Seafood canning (pt)	D2091
Fresh or frozen seafood	D2092
Fresh & frozen seafood processing (pt)	D2092
Roasted coffee	D2095
Coffee & tea mfg (pt)	D2095
Spice & extract mfg (pt)	D2095
Potato chips & similar snacks	D2096
Other snack food mfg (pt)	D2096
Manufactured ice	D2097
Ice mfg	D2097
Macaroni & spaghetti	D2098
Dry pasta mfg	D2098
Food preparations, n.e.c.	D2099
Nonchocolate confectionery mfg (pt)	D2099
Dried & dehydrated food mfg (pt)	D2099
Tortilla mfg	D2099
Roasted nuts & peanut butter mfg (pt)	D2099
Coffee & tea mfg (pt)	D2099
Mayonnaise, dressing, & other prepared sauce mfg (pt)	D2099
Spice & extract mfg (pt)	D2099
Perishable prepared food mfg	D2099
All other miscellaneous food mfg (pt)	D2099
Tobacco products	D21
Cigarettes	D211
Cigarettes	D2111
Cigarette mfg	D2111
Cigars	D212
Cigars	D2121
Other tobacco product mfg (pt)	D2121
Chewing and smoking tobacco	D213
Chewing & smoking tobacco	D2131
Other tobacco product mfg (pt)	D2131
Tobacco stemming and redrying	D214
Tobacco stemming & redrying	D2141
Tobacco stemming & redrying	D2141
Other tobacco product mfg (pt)	D2141
Textile mill products	D22
Broadwoven fabric mills, cotton	D221
Weaving mills, cotton	D2211
Broadwoven fabric mills (pt)	D2211
Broadwoven fabric mills, manmade fiber and silk	D222
Weaving mills, synthetics	D2221
Broadwoven fabric mills (pt)	D2221
Broadwoven fabric mills, wool	D223
Weaving & finishing mills, wool	D2231
Broadwoven fabric mills (pt)	D2231
Broadwoven fabric finishing mills (pt)	D2231
Textile & fabric finishing mills (pt)	D2231
Narrow fabric mills	D224
Narrow fabric mills	D2241
Narrow fabric mills (pt)	D2241
Knitting mills	D225
Women’s hosiery, except socks	D2251
Sheer hosiery mills (pt)	D2251
Hosiery, n.e.c.	D2252
Sheer hosiery mills (pt)	D2252
Other hosiery & sock mills	D2252
Knit outerwear mills	D2253
Outerwear knitting mills (pt)	D2253
Knit underwear mills	D2254
Underwear & nightwear knitting mills (pt)	D2254
Circular knit fabric mills	D2257
Weft knit fabric mills	D2257
Textile & fabric finishing mills (pt)	D2257
Lace & warp knit fabric mills	D2258
Other knit fabric & lace mills (pt)	D2258
Textile & fabric finishing mills (pt)	D2258
Knitting mile, n.e.c.	D2259
Other knit fabric & lace mills (pt)	D2259
Outerwear knitting mills (pt)	D2259
Underwear & nightwear knitting mills (pt)	D2259
Textile finishing, except wool	D226
Finishing plants, cotton	D2261
Broadwoven fabric finishing mills (pt)	D2261
Finishing plants, synthetics	D2262
Broadwoven fabric finishing mills (pt)	D2262
Finishing plants, n.e.c.	D2269
Textile & fabric finishing mills (pt)	D2269
Carpets and rugs	D227
Carpets & rugs	D2273
Carpet & rug mills	D2273
Yarn and thread mills	D228
Yarn spinning mills	D2281
Yarn spinning mills (pt)	D2281
Yarn throwing & winding mills	D2282
Yarn texturing, throwing, & twisting mills	D2282
Textile & fabric finishing mills (pt)	D2282
Thread mills	D2284
Thread mills (pt)	D2284
Textile & fabric finishing mills (pt)	D2284
Miscellaneous textile goods	D229
Coated fabrics, not rubberized	D2295
Fabric coating mills (pt)	D2295
Tire cord & fabric	D2296
Tire cord & tire fabric mills	D2296
Nonwoven fabrics	D2297
Nonwoven fabric mills (pt)	D2297
Cordage & twine	D2298
Rope, cordage, & twine mills	D2298
Textile goods, n.e.c.	D2299
Yarn spinning mills (pt)	D2299
Thread mills (pt)	D2299
Broadwoven fabric mills (pt)	D2299
Narrow fabric mills (pt)	D2299
Nonwoven fabric mills (pt)	D2299
Textile & fabric finishing mills (pt)	D2299
All other miscellaneous textile product mills (pt)	D2299
Apparel and other textile products	D23
Men’s and boys’ suits and coats	D231
Men’s & boys’ suits & coats	D2311
Men’s & boys’ cut & sew apparel contractors (pt)	D2311
Men’s & boys’ cut & sew suit coat, & overcoat mfg (pt)	D2311
Men’s and boys’ furnishings	D232
Shirts, men’s & boys’	D2321
Men’s & boys’ cut & sew apparel contractors (pt)	D2321
Men’s & boys’ cut & sew shirt (exc work shirt) mfg (pt)	D2321
Men’s & boys’ underwear & nightwear	D2322
Men’s & boys’ cut & sew apparel contractors (pt)	D2322
Men’s and boys’ cut & sew underwear & nightwear mfg (pt)	D2322
Men’s & boys’ neckwear	D2323
Men’s & boys’ neckwear mfg	D2323
Men’s & boys’ trousers & slacks	D2325
Men’s & boys’ cut & sew apparel contractors (pt)	D2325
Men’s & boys’ cut & sew trouser, slack, & jean mfg (pt)	D2325
Men’s & boys’ work clothing	D2326
Men’s & boys’ cut & sew apparel contractors (pt)	D2326
Men’s & boys’ cut & sew work clothing mfg	D2326
Men’s & boys’ clothing, n.e.c.	D2329
Men’s & boys’ cut & sew apparel contractors (pt)	D2329
Men’s & boys’ cut & sew other outerwear mfg (pt)	D2329
All other cut & sew apparel mfg (pt)	D2329
Women’s and children’s outerwear	D233
Women’s blouses & waists	D2331
Women’s, girls’, & Infants’ cut & sew apparel contractors (pt)	D2331
Women’s & girls’ cut & sew blouse & shirt mfg (pt)	D2331
Women’s dresses	D2335
Women’s, girls’, & Infants’ cut & sew apparel contractors (pt)	D2335
Women’s & girls’ cut & sew dress mfg (pt)	D2335
Women’s suits & coats	D2337
Women’s, girls’, & infants’ cut & sew apparel contractors (pt)	D2337
Women’s & girls’ cut & sew suit, coat, skirt mfg (pt)	D2337
Women’s outerwear, n.e.c.	D2339
Women’s, girls’, & infants’ cut & sew apparel contractors (pt)	D2339
Women’s & girls’ cut & sew other outerwear mfg (pt)	D2339
All other cut & sew apparel mfg (pt)	D2339
Other apparel accessories & other apparel mfg (pt)	D2339
Women’s and children’s undergarments	D234
Women’s & children’s underwear	D2341
Men’s & boys’ cut & sew apparel contractors (pt)	D2341
Women’s, girls’, & Infants’ cut & sew apparel contractors (pt)	D2341
Men’s & boys’ cut & sew underwear & nightwear mfg (pt)	D2341
Women’s & girls’ cut/sew lingerie & nightwear mfg (pt)	D2341
Infants’ cut & sew apparel mfg (pt)	D2341
Brassieres & allied garments	D2342
Women’s, girls’, & infants’ cut & sew apparel contractors (pt)	D2342
Women’s & girls’ cut/sew lingerie & nightwear mfg (pt)	D2342
Hats, caps, and millinery	D235
Hats, caps, & millinery	D2353
Hat, cap, & millinery mfg	D2353
Girls’ and children’s outerwear	D236
Girls’ & children’s dresses & blouses	D2361
Women’s, girls’, & infants’ cut & sew apparel contractors (pt)	D2361
Men’s & boys’ out & sew shirt (exc work shirt) mfg (pt)	D2361
Women’s & girls’ cut & sew blouse & shirt mfg (pt)	D2361
Women’s & girls’ cut & sew dress mfg (pt)	D2361
Infants’ cut & sew apparel mfg (pt)	D2361
Girls’ & children’s outerwear, n.e.c.	D2369

3

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE
Women’s, girls’, & infants’ cut & sew apparel contractors (pt)	D2369
Men’s & boys’ cut & sew underwear & nightwear mfg (pt)	D2369
Men’s & boys’ cut & sew suit, coat, & overcoat mfg (pt)	D2369
Men’s & boys’ cut & sew trousar, slack, & jean mfg (pt)	D2369
Men’s & boys’ cut & sew other outerwear mfg (pt)	D2369
Women’s & girls’ cut/sew lingerie & nightwear mfg (pt)	D2369
Women’s & girls’ cut/sew suit, coat, skirt mfg (pt)	D2369
Women’s & girls’ cut/sew other outerwear mfg (pt)	D2369
Infants’ cut & sew apparel mfg (pt)	D2369
Fur goods	D237
Fur goods	D2371
Fur & leather apparel mfg (pt)	D2371
Miscellaneous apparel and accessories	D238
Fabric gloves & mittens	D2381
Glove & mitten mfg (pt)	D2381
Robes & dressing gowns	D2384
Men’s & boys’ cut & sew apparel contractors (pt)	D2384
Women’s, girls’, & infants’ cut & sew apparel contractors (pt)	D2384
Men’s & boys’ cut & sew underwear & nightwear mfg (pt)	D2384
Women’s & girls’ cut/sew lingerie & nightwear mfg (pt)	D2384
Waterproof outer garments	D2385
Men’s & boys’ cut & sew apparel contractors (pt)	D2385
Women’s, girls’, & infants’ cut & sew apparel contractors (pt)	D2385
Men’s & boys’ cut & sew suit, coat, & overcoat mfg (pt)	D2385
Men’s & boys’ cut & sew other outerwear mfg (pt)	D2385
Women’s & girls’ cut & sew suit, coat, skirt mfg (pt)	D2385
Women’s & girls’ cut & sew other outerwear mfg (pt)	D2385
Infants’ cut & sew apparel mfg (pt)	D2385
Other apparel accessories & other apparel mfg (pt)	D2385
Leather & sheep-lined clothing	D2386
Fur & leather apparel mfg (pt)	D2386
Apparel belts	D2387
Other apparel accessories & other apparel mfg (pt)	D2387
Apparel & accessories, n.e.c	D2389
Women’s, girls’, & infants’ cut & sew apparel contractors (pt)	D2389
Women’s & girls’ cut/sew lingerie & nightwear mfg (pt)	D2389
All other cut & sew apparel mfg (pt)	D2389
Other apparel accessories & other apparel mfg (pt)	D2389
Miscellaneous fabricated textile products	D239
Curtains & draperies	D2391
Curtain & drapery mills (pt)	D2391
Housefurnishings n.e.c	D2392
Other household textile product mills	D2392
Textile bag mills (pt)	D2392
Broom, brush, & mop mfg (pt)	D2392
Textile bags	D2393
Textile bag mills (pt)	D2393
Canvas & related products	D2394
Canvas & related products mills	D2394
Pleating & stitching	D2395
All other miscellaneous textile product mills (pt)	D2395
Men’s & boys’ cut & sew apparel contractors (pt)	D2395
Women’s, girls’, & infants’ cut & sew apparel contractors (pt)	D2395
Automotive & apparel trimmings	D2396
All other miscellaneous textile product mills (pt)	D2396
Other apparel accessories & other apparel mfg (pt)	D2396
Commercial screen printing (pt)	D2396
Motor vehicle seating & interior trim mfg (pt)	D2396
Schiffli machine embroideries	D2397
Schiffli machine embroidary	D2397
Fabricated textile products, n.e.c	D2399
All other miscellaneous textile product mills (pt)	D2399
Other apparel accessories & other apparel mfg (pt)	D2399
Motor vehicle seating & interior trim mfg (pt)	D2399
Lumber and wood products	D24
Logging	D241
Logging	D2411
Logging	D2411
Sawmills and planing mills	D242
Sawmills & planing mills, general	D2421
Sawmills (pt)	D2421
Cut stock, resawing lumber, & planing (pt)	D2421
Other millwork (including flooring) (pt)	D2421
All other miscellaneous wood product mfg (pt)	D2421
Hardwood dimension & flooring mills	D2426
Cut stock, resawing lumber, & planing (pt)	D2426
Other millwork (including flooring) (pt)	D2426
Showcase, partition, shelving, & locker mfg (pt)	D2426
Special product sawmills, n.e.c.	D2429
Sawmills (pt)	D2429
Wood container & pallet mfg (pt)	D2429
All other miscellaneous wood product mfg (pt)	D2429
Millwork, plywood, and structural members	D243
Millwork	D2431
Wood window & door mfg	D2431
Other millwork (including flooring) (pt)	D2431
Wood kitchen cabinets	D2434
Wood kitchen cabinet & counter top mfg (pt)	D2434
Hardwood veneer & plywood	D2435
Hardwood veneer & plywood mfg	D2435
Softwood veneer & plywood	D2436
Softwood veneer & plywood mfg	D2436
Structural wood members, n.e.c	D2439
Sawmills (pt)	D2439
Engineered wood member (except truss) mfg	D2439
Truss mfg	D2439
Cut stock, resawing lumber, & planing (pt)	D2439
Wood containers	D244
Nailed wood boxes & shook	D2441
Wood container & pallet mfg (pt)	D2441
Wood pallets & skids	D2448
Wood container & pallet mfg (pt)	D2448
Wood containers, n.e.c.	D2449
Wood container & pallet mfg (pt)	D2449
Wood buildings and mobile homes	D245
Mobile homes	D2451
Manufactured home (mobile home) mfg	D2451
Prefabricated wood buildings	D2452
Prefabricated wood buildings mfg	D2452
Miscellaneous wood products	D249
Wood preserving	D2491
Wood preservation	D2491
Reconstituted wood products	D2493
Reconstituted wood product mfg	D2493
Wood products, n.e.c.	D2499
Cut stock, resawing lumber, & planing (pt)	D2499
Wood container & pallet mfg (pt)	D2499
All other miscellaneous wood product mfg (pt)	D2499
Metal window & door mfg (pt)	D2499
All other miscellaneous mfg (pt)	D2499
Furniture and fixtures	D25
Household furniture	D251
Wood household furniture	D2511
Nonupholstered wood household furniture mfg (pt)	D2511
Upholstered household furniture	D2512
Upholstered household furniture mfg (pt)	D2512
Metal household furniture	D2514
Metal household furniture mfg	D2514
Mattresses & badsprings	D2515
Upholstered household furniture mfg (pt)	D2515
Mattress mfg	D2515
Wood TV & radio cabinets	D2517
Wood television, radio, & sewing machine cabinet mfg	D2517
Household furniture, n.e.c.	D2519
Household furniture (except wood & metal) mfg	D2519
Office furniture	D252
Wood office furniture	D2521
Wood office furniture mfg	D2521
Office furniture, except wood	D2522
Office furniture (except wood) mfg	D2522
Public building and related furniture	D253
Public building & related furniture	D2531
Motor vehicle seating & interior trim mfg (pt)	D2531
Institutional furniture mfg (pt)	D2531
Lead pencil & art good mfg (pt)	D2531
Partitions and fixtures	D254
Wood partitions & fixtures	D2541
Wood kitchen cabinet & counter top mfg (pt)	D2541
Custom architectural woodwork & millwork mfg	D2541
Showcase, partition, shelving, & locker mfg (pt)	D2541
Partitions & fixtures, except wood	D2542
Showcase, partition, shelving, & locker mfg (pt)	D2542
Miscellaneous furniture and fixtures	D259
Drapery hardware, blinds, & shades	D2591
Blind & shade mfg	D2591
Furniture & fixtures, n.e.c.	D2599
Institutional furniture mfg (pt)	D2599
Surgical appliance & supplies mfg (pt)	D2599
Paper and allied products	D26
Pulp mills	D261
Pulp mills	D2611
Pulp mills	D2611
Paper mills	D262
Paper mills	D2621
Paper (except newsprint) mills (pt)	D2621
Newsprint mills	D2621
Paperboard mills	D263
Paperboard mills	D2631
Paperboard mills	D2631
Paperboard containers and boxes	D265
Setup paperboard boxes	D2652
Setup paperboard box mfg	D2652
Corrugated & solid fiber boxes	D2653
Corrugated & solid fiber box mfg	D2653
Fiber cans, drums, & similar products	D2655
Fiber can, tube, drum, & similar products mfg	D2655
Sanitary food containers	D2656
Nonfolding sanitary food container mfg	D2656

4

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE
Folding paperboard boxes	D2657
Folding paperboard box mfg	D2657
Miscellaneous converted paper products	D267
Paper - coated & laminated, packaging	D2671
Coated & laminated packaging paper & plastics film mfg	D2671
Unsupported plastics packaging film & sheet mfg	D2671
Paper - coated & laminated, n.e.c.	D2672
Coated & laminated paper mfg (pt)	D2672
Bags - plastics, laminated, & coated	D2673
Plastics, foil, & coated paper bag mfg	D2673
Unsupported plastics bag mfg	D2673
Bags - uncoated paper & multiwall	D2674
Uncoated paper & multiwall bag mfg	D2674
Die-cut paper & board	D2675
Surface-coated paperboard mfg	D2675
Die-cut paper & paperboard office supplies mfg (pt)	D2675
All other converted paper product mfg (pt)	D2675
Sanitary paper products	D2676
Paper (except newsprint) mills (pt)	D2676
Sanitary paper product mfg (pt)	D2676
Envelopes	D2677
Envelopes mfg	D2677
Stationery products	D2678
Stationery, tablet, & related product mfg	D2678
Converted paper products, n.e.c.	D2679
Coated & laminated paper mfg (pt)	D2679
Die-cut paper & paperboard office supplies mfg (pt)	D2679
All other converted paper product mfg (pt)	D2679
Printing and publishing	D27
Newspapers	D271
Newspapers	D2711
Newspaper publishers	D2711
Periodicals	D272
Periodicals	D2721
Periodical publishers	D2721
Books	D273
Book publishing	D2731
Book publishers	D2731
Music publishers (pt)	D2731
Book printing	D2732
Book printing	D2732
Miscellaneous publishing	D274
Miscellaneous publishing	D2741
Database & directory publishers (pt)	D2741
All other publishers	D2741
Music publishers (pt)	D2741
Commercial printing	D275
Commercial printing, lithographic	D2752
Commercial lithographic printing (pt)	D2752
Quick printing (pt)	D2752
Commercial printing, gravure	D2754
Commercial gravure printing (pt)	D2754
Commercial printing, n.e.c.	D2759
Commercial flexographic printing (pt)	D2759
Commercial screen printing (pt)	D2759
Quick printing (pt)	D2759
Digital printing	D2759
Other commercial printing (pt)	D2759
Manifold business forms	D276
Manifold business forms	D2761
Manifold business form printing (pt)	D2761
Greeting cards	D277
Greeting cards	D2771
Commercial lithographic printing (pt)	D2771
Commercial gravure printing (pt)	D2771
Commercial flexographic printing (pt)	D2771
Commercial screen printing (pt)	D2771
Other commercial printing (pt)	D2771
Greeting card publishers	D2771
Blankbooks and bookbinding	D278
Blankbooks & looseleaf binders	D2782
Manifold business form printing (pt)	D2782
Blankbook, looseleaf binder, & device mfg	D2782
Bookbinding & related work	D2789
Tradebinding & related work	D2789
Printing trade services	D279
Typesetting	D2791
Prepress services (pt)	D2791
Platemaking services	D2796
Prepress services (pt)	D2796
Chemicals and allied products	D28
Industrial Inorganic chemicals	D281
Alkalies & chlorine	D2812
Alkalies & chlorine mfg	D2812
Industrial gases	D2813
Industrial gas mfg (pt)	D2813
Inorganic pigments	D2816
Inorganic dye & pigment mfg (pt)	D2816
Carbon black mfg (pt)	D2816
Industrial inorganic chemicals, n.e.c.	D2819
Inorganic dye & pigment mfg (pt)	D2819
All other basic inorganic chemical mfg (pt)	D2819
All other miscellaneous chemical product & preparation mfg (pt)	D2819
Alumina refining	D2819
Plastics materials and synthetics	D282
Plastics materials & resins	D2821
Plastics materials & resin mfg	D2821
Synthetic rubber	D2822
Synthetic rubber mfg	D2822
Cellulosic manmade fibers	D2823
Cellulosic organic fiber mfg	D2823
Organic fibers, noncellulosic	D2824
Noncellulosic organic fiber mfg	D2824
Drugs	D283
Medicinals & botanicals	D2833
Medicinals & botanical mfg	D2833
Pharmaceutical preparations	D2834
Pharmaceutical preparation mfg (pt)	D2834
Diagnostic substances	D2835
Pharmaceutical preparation mfg (pt)	D2835
In-vitro diagnostic substance mfg	D2835
Biological products, except diagnostic	D2836
Biological product (except diagnostic) mfg	D2836
Soaps, cleaners, and toilet goods	D284
Soap & other detergents	D2841
Soap & other detergent mfg (pt)	D2841
Polishes & sanitation goods	D2842
Polish & other sanitation good mfg	D2842
Surface active agents	D2843
Surface active agent mfg	D2843
Toilet preparations	D2844
Soap & other detergent mfg (pt)	D2844
Toilet preparation mfg	D2844
Paints and allied products	D285
Paints and allied products	D2851
Paint & coating mfg (pt)	D2851
Industrial organic chemicals	D286
Gum & wood chemicals	D2861
Gum & wood chemical mfg	D2861
Cyclic crudes & intermediates	D2865
Petrochemical mfg (pt)	D2865
Synthetic organic dye & pigment mfg	D2865
Cyclic crude & intermediate mfg	D2865
Industrial organic chemicals, n.e.c.	D2869
Petrochemical mfg (pt)	D2869
Industrial gas mfg (pt)	D2869
All other basic inorganic chemical mfg (pt)	D2869
Ethyl alcohol mfg	D2869
All other basic organic chemical mfg (pt)	D2869
Agricultural chemicals	D287
Nitrogenous fertilizers	D2873
Nitrogenous fertilizer mfg	D2873
Phosphatic fertilizers	D2874
Phosphatic fertilizer mfg	D2874
Fertilizers, mixing only	D2875
Fertilizer (mixing only) mfg	D2875
Agricultural chemicals, n.e.c.	D2879
Pesticide & other agricultural chemical mfg	D2879
Miscellaneous chemical products	D289
Adhesives & sealants	D2891
Adhesive mfg	D2891
Explosives	D2892
Explosives mfg	D2892
Printing ink	D2893
Printing ink mfg	D2893
Carbon black	D2895
Carbon black mfg (pt)	D2895
Chemical preparations, n.e.c.	D2899
Spice & extract mfg (pt)	D2899
All other basic organic chemical mfg (pt)	D2899
Paint & coating mfg (pt)	D2899
All other miscellaneous chemical product & preparation mfg (pt)	D2899
Petroleum and coal products	D29
Petroleum refining	D291
Petroleum refining	D2911
Petroleum refineries	D2911
Asphalt paving and roofing materials	D295
Asphalt paving mixtures & blocks	D2951
Asphalt paving mixture & block mfg	D2951
Asphalt felts & coatings	D2952
Asphalt shingle & coating materials mfg	D2952
Miscellaneous petroleum and coal products	D299
Lubricating oils & greases	D2992
Petroleum lubricating oil & grease mfg	D2992
Petroleum & coal products, n.e.c.	D2999
All other petroleum & coal products mfg (pt)	D2999
Rubber and miscellaneous plastics products	D30
Tires and inner tubes	D301

5

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE
Tires & Inner tubes	D3011
Tire mfg (except retreeding)	D3011
Rubber and plastics footwear	D302
Rubber & plastics footwear	D3021
Rubber & plastics footwear mfg	D3021
Hose and belting and gaskets and packing	D3021
Rubber & plastics hose & belting	D305
Rubber & plastics hoses & belting mfg	D3052
Gaskets, packing & sealing devices	D3052
Gaskets, packing & sealing devices mfg	D3053
Fabricated rubber products, n.e.c.	D3053
Machanical rubber goods	D306
Rubber product mfg for mechanical use	D3061
Fabricated rubber products, n.e.c.	D3061
Fabric coating mills (pt)	D3069
Resilient floor covering mfg (pt)	D3069
All other rubber product mfg	D3069
Miscellaneous plastics products, n.e.c.	D3069
Unsupported plastics film & sheet	D308
Unsupported plastics film & sheet (except packaging) mfg	D3081
Unsupported plastics profile shapes	D3081
Unsupported plastics profile shapes mfg	D3082
Laminated plastics plate & sheet	D3082
Laminated plastics plate, sheet & shape mfg	D3083
Plastics pipe	D3083
Plastics pipe & pipe fitting mfg (pt)	D3084
Plastics bottles	D3084
Plastics bottle mfg	D3085
Plastics foam products	D3085
Polystyrene foam product mfg	D3086
Urethane & other foam product (except polystyrene) mfg	D3086
Custom compound purchased resins	D3087
Custom compounding of purchased resin	D3087
Plastics plumbing fixtures	D3088
Plastics plumbing fixture mfg	D3088
Plastics products, n.e.c.	D3089
Plastics pipe & pipe fitting mfg (pt)	D3089
All other plastics product mfg (pt)	D3089
Residential eletric lighting fixture mfg (pt)	D3089
Leather and leather products	D31
Leather tanning and finishing	D311
Leather tanning & finishing	D3111
Leather & hide tanning & finishing (pt)	D3111
Footwear cut stock	D313
Footwear cut stock & findings	D3131
All other leather good mfg (pt)	D3131
All other miscellaneous wood product mfg (pt)	D3131
Fastener, button, needle, & pin mfg (pt)	D3131
Footwear, except rubber	D314
House slippers	D3142
House slipper mfg	D3142
Men’s footwear, except athletic	D3143
Men’s footwear (except athletic) mfg	D3143
Women’s footwear, except athletic	D3144
Women’s footwear (except athletic) mfg	D3144
Footwear, except rubber, n.e.c.	D3149
Other footwear mfg	D3149
Leather gloves and mittens	D315
Leather gloves & mittens	D3151
Glove & mitten mfg (pt)	D3151
Luggage	D316
Luggage	D3161
Luggage mfg	D3161
Handbags and personal leather goods	D317
Women’s handbags & purses	D3171
Women’s handbag & purse mfg	D3171
Personal leather goods, n.e.c.	D3172
Personal leather good (except women’s handbag & purse) mfg	D3172
Leather goods, n.e.c.	D319
Leather goods, n.e.c.	D3199
All other leather good mfg (pt)	D3199
Stone, clay, and glass products	D32
Flat glass	D321
Flat glass	D3211
Flat glass mfg	D3211
Glass and glassware, pressed or blown	D322
Glass containers	D3221
Glass container mfg	D3221
Pressed & blown glass, n.e.c.	D3229
Other pressed & blown glass & glassware mfg	D3229
Products of purchased glass	D323
Products of purchased glass	D3231
Glass product mfg made of purchased glass	D3231
Cement, hydraulic	D324
Cement, hydraulic	D3241
Cement mfg	D3241
Structural clay products	D325
Brick & structural clay tile	D3251
Brick & structural clay tile mfg	D3251
Ceramic wall & floor tile	D3253
Ceramic wall & floor tile mfg	D3253
Clay refractories	D3255
Clay refractory mfg	D3255
Structural clay products, n.e.c.	D3259
Other structural clay product mfg	D3259
Pottery and related products	D326
Vitreous plumbing fixtures	D3261
Vitreous china plumbing fixture & bathroom accessories mfg	D3261
Vitreous china food utenails	D3262
Vitreous china, fine earthenware, & other pottery product mfg (pt	D3262
Fine earthenware food utenails	D3263
Vitreous china, fine earthenware, & other pottery product mfg (pt	D3263
Porcelain electrical supplies	D3264
Porcelain electrical supply mfg	D3264
Pottery products, n.e.c.	D3269
Vitreous china, fine earthenware, & other pottery product mfg (pt	D3269
Concrete, gypsum, and plaster products	D327
Concrete brick & block	D3271
Concrete brick & block mfg	D3271
Concrete products, n.e.c.	D3272
Concrete pipe mfg	D3272
Other concrete product mfg	D3272
All other miscellaneous nonmetallic mineral product mfg (pt)	D3272
Ready-mixed concrete	D3273
Ready-mix concrete mfg	D3273
Lime	D3274
Lime mfg	D3274
Gypsum products	D3275
Gypsum product mfg (pt)	D3275
Cut stone and stone products	D328
Cut stone & stone products	D3281
Cut stone & stone product mfg	D3281
Miscellaneous nonmetallic mineral products	D329
Abrasive products	D3291
Abrasive product mfg	D3291
All other miscellaneous fabricated metal product mfg (pt)	D3291
Asbestos products	D3292
All other miscellaneous nonmetallic mineral product mfg (pt)	D3292
Motor vehicle broke system mfg (pt)	D3292
Minerals, ground or treated	D3295
Ground or treated mineral & earth mfg	D3296
Mineral wool	D3296
Mineral wool mfg	D3296
Nonclay refractories	D3297
Nonclay refractory mfg	D3297
Nonmetallic mineral products, n.e.c.	D3299
Vitreous china, fine earthenware, & other pottery product mfg (pt	D3299
Gypsum product mfg (pt)	D3299
All other miscellaneous nonmetallic mineral product mfg (pt)	D3299
Primary metal industries	D33
Blast furnace and basic steel products	D331
Blast furnaces & steel mills	D3312
All other petroleum & coal products mfg (pt)	D3312
Iron & steel mills (pt)	D3312
Electrometallurgical products	D3313
Electrometallurgical ferroalloy product mfg	D3313
Other nonferrous metal secondary smelting, refining, & alloying (	D3313
Steel wire drawing	D3315
Other fabricated wire product mfg (pt)	D3315
Cold finishing of steel shapes	D3316
Cold-rolled steel shape mfg	D3316
Steel pipe & tubes	D3317
Iron & steel pipes & tubes mfg from purchased steel	D3317
Iron and steel foundries	D332
Gray iron foundries	D3321
Iron foundries (pt)	D3321
Malleable iron foundries	D3322
Iron foundries (pt)	D3322
Steel investment foundries	D3324
Steel investment foundries	D3324
Steel foundries, n.e.c.	D3325
Steel foundries (except investment)	D3325
Primary nonferrous metals	D333
Primary copper	D3331
Primary smelting & refining of copper	D3331
Primary aluminum	D3334
Primary aluminum production	D3334
Primary nonferrous metals, n.e.c.	D3339
Other nonferrous metal primary smelting & refining	D3339
Secondary nonferrous metals	D334
Secondary nonferrous metals	D3341
Secondary smelting & alloying of aluminum (pt)	D3341
Secondary smelting, refining, & alloying of copper (pt)	D3341
Other nonferrous metal secondary smelting, refining, & alloying (	D3341
Nonferrous rolling and drawing	D335
Copper rolling & drawing	D3351
Copper rolling, drawing, & extruding	D3351

6

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE

Aluminum sheet, plate, & foil	D3353
Aluminum sheet, plate, & foil mfg	D3353
Fabricated pipe & pipe fitting mfg (pt)	D3353
Aluminum extruded products	D3354
Aluminum extruded product mfg	D3354
Aluminum rolling & drawing, n.e.c.	D3355
Other aluminum rolling & drawing (pt)	D3355
Nonferrous rolling & drawing, n.e.c.	D3356
Other nonferrous metal rolling, drawing, & extruding (pt)	D3356
Nonferrous wire drawing & insulating	D3357
Other aluminum rolling & drawing (pt)	D3357
Copper wire (except mechanical) drawing	D3357
Other nonferrous metal rolling, drawing, & extruding (pt)	D3357
Fiber optic cable mfg	D3357
Other communication & energy wire mfg	D3357
Nonferrous foundries (castings)	D336
Aluminum die-castings	D3363
Aluminum die-casting foundries	D3363
Nonferrous die-casting, except aluminum	D3364
Nonferrous (except aluminum) die-casting foundries	D3364
Aluminum foundries	D3365
Aluminum foundries (except die-casting)	D3365
Copper foundries	D3366
Copper foundries (except die-casting)	D3366
Nonferrous foundries, n.e.c.	D3369
Other nonferrous foundries (except die-casting)	D3369
Miscellaneous primary metal products	D339
Metal heat treating	D3398
Metal heat treating	D3398
Primary metal products, n.e.c.	D3399
Iron & steel mills (pt)	D3399
Secondary smelting & alloying of aluminum (pt)	D3399
Secondary smelting, refining, & alloying of copper (pt)	D3399
Other nonferrous metal secondary smelting, refining, & alloying (	D3399
Other fabricated wire product mfg (pt)	D3399
Fabricated metal products	D34
Metal cans and shipping containers	D341
Metal cans	D3411
Metal can mfg	D3411
Metal barrels, drums, & pails	D3412
Other metal container mfg (pt)	D3412
Cutlery, handtools, and hardware	D342
Cutlery	D3421
Cutlery & flatware (except precious) mfg (pt)	D3421
Hand & edge tools, n.e.c.	D3423
Hand & edge tool mfg (pt)	D3423
Hand saws & saw blades	D3425
Saw blade & handsaw mfg	D3425
Hardware, n.e.c.	D3429
Other metal container mfg (pt)	D3429
Hardware mfg (pt)	D3429
Other metal valve & pipe fitting mfg (pt)	D3429
Plumbing and heating, except electric	D343
Metal sanitary ware	D3431
Enameled iron & metal sanitary ware mfg	D3431
Plumbing fittings & brass goods	D3432
Plumbing fixture fitting & trim mfg	D3432
All other miscellaneous fabricated metal product mfg (pt)	D3432
Heating equipment, except electric	D3433
Heating equipment (except warm air furnaces) mfg (pt)	D3433
Fabricated structural metal products	D344
Fabricated structural metal	D3441
Fabricated structural metal mfg (pt)	D3441
Metal doors, sash, & trim	D3442
Metal window & door mfg (pt)	D3442
Fabricated plate work, boiler shops	D3443
Plate work mfg	D3443
Power boiler & heat exchanger mfg	D3443
Metal tank (heavy gauge) mfg	D3443
AC & warm air heating & commercial/industrial refrig equip mfg (p	D3443
Sheet metal work	D3444
Sheet metal work mfg	D3444
Other metal container mfg (pt)	D3444
Architectural metal work	D3446
Ornamental & architectural metal work mfg (pt)	D3446
Prefabricated metal buildings	D3448
Prefabricated metal building & component mfg	D3448
Miscellaneous metal work	D3449
Custom roll forming	D3449
Fabricated structural metal mfg (pt)	D3449
Metal window & door mfg (pt)	D3449
Ornamental & architectural metal work mfg (pt)	D3449
Screw machine products, bolts, etc.	D345
Screw machine products	D3451
Precision turned product mfg	D3451
Bolts, nuts, rivets, & washers	D3452
Bolt, nut, screw, rivet, & washer mfg	D3452
Metal forgings and stampings	D346
Iron & steel forgings	D3462
Iron & steel forging	D3462
Nonferrous forgings	D3463
Nonferrous forging	D3463
Automotive stampings	D3465
Motor vehicle metal stamping	D3465
Crowns & closures	D3466
Crown & closure mfg	D3466
Metal stampings, n.e.c.	D3469
Metal stamping	D3469
Kitchen utensil, pot, & pen mfg	D3469
Metal services, n.e.c.	D347
Plating & polishing	D3471
Electroplating, plating, polishing, anodizing, & coloring	D3471
Metal coating & allied services	D3479
Metal coating/engraving (exc jewelry/silverware)/allied services	D3479
Jewelry (except costume) mfg (pt)	D3479
Silverware & plated ware mfg (pt)	D3479
Costume jewelry & novelty mfg (pt)	D3479
Ordnance and accessories, n.e.c.	D348
Small arms ammunition	D3482
Small arms ammunition mfg	D3482
Ammunition, except small arms, n.e.c.	D3483
Ammunition (except small arms) mfg	D3483
Small arms	D3484
Small arms mfg	D3484
Ordnance & accessories, n.e.c.	D3489
Other ordnance & accessories mfg	D3489
Miscellaneous fabricated metal products	D349
Industrial valves	D3491
Industrial valve mfg	D3491
Fluid power valves & hose fittings	D3492
Fluid power valve & hose fitting mfg (pt)	D3492
Steel springs, except wire	D3493
Spring (heavy gauge) mfg	D3493
Valves & pipe fittings, n.e.c.	D3494
Other metal valve & pipe fitting mfg (pt)	D3494
All other miscellaneous fabricated metal product mfg (pt)	D3494
Wire springs	D3495
Spring (light gauge) mfg	D3495
Watch, clock, & part mfg (pt)	D3495
Miscellaneous fabricated wire products	D3496
Other fabricated wire product mfg (pt)	D3496
Metal foil & leaf	D3497
Laminated aluminum foil mfg for flexible packaging uses	D3497
All other miscellaneous fabricated metal product mfg (pt)	D3497
Fabricated pipe & fittings	D3498
Fabricated pipe & pipe fitting mfg (pt)	D3498
Fabricated metal products, n.e.c.	D3499
Powder metallurgy part mfg	D3499
Other metal container mfg (pt)	D3499
Hardware mfg (pt)	D3499
Other metal valve & pipe fitting mfg (pt)	D3499
All other miscellaneous fabricated metal product mfg (pt)	D3499
Showcase, partition, shelving, & locker mfg (pt)	D3499
Costume jewelry & novelty mfg (pt)	D3499
Industrial machinery and equipment	D35
Engines and turbines	D351
Turbines & turbine generator sets	D3511
Turbine & turbine generator set unit mfg	D3511
Internal combustion engines n.e.c.	D3519
Other engine equipment mfg (pt)	D3519
All other motor vehicle parts mfg (pt)	D3519
Farm and garden machinery	D352
Farm machinery & equipment	D3523
Hand & edge tool mfg (pt)	D3523
Ornamental & architectural metal work mfg (pt)	D3523
Farm machinery & equipment mfg	D3523
Conveyor & conveying equipment mfg (pt)	D3523
Lawn & garden equipment	D3524
Hand & edge tool mfg (pt)	D3524
Lawn & garden tractor & home lawn & garden equipment mfg	D3524
Construction and related machinery	D353
Construction machinery	D3531
Construction machinery mfg	D3531
Overhead travelling crane, hoist, & monorail system mfg (pt)	D3531
Railroad rolling stock mfg (pt)	D3531
Mining machinery	D3532
Mining machinery & equipment mfg	D3532
Oil field machinery	D3533
Oil & gas field machinery & equipment mfg	D3533
Elevators & moving stairways	D3544
Elevator & moving stairway mfg	D3544
Conveyors & conveying equipment	D3535
Conveyor & conveying equipment mfg (pt)	D3535
Hoists, cranes, & monorails	D3536
Overhead traveling crane, hoist, & monorail system mfg (pt)	D3536
Industrial trucks & tractors	D3537
Other metal container mfg (pt)	D3537
All other miscellaneous fabricated metal product mfg (pt)	D3537

7

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE

Industrial truck, tractor, trailer, & stacker machinery mfg	D3537
Metalworlding machinery	D354
Machine tools, metal cutting types	D3541
Machine tool (metal cutting types) mfg (pt)	D3541
Machine tools, metal forming types	D3542
Machine tool (metal forming types) mfg	D3542
Industrial patterns	D3543
Industrial pattern mfg	D3543
Special dies, tools, jigs, & fixtures	D3544
Industrial mold mfg	D3544
Special die & tool, die set, jig, Chock & fixture mfg	D3544
Machine tool accessories	D3545
Hand & edge tool mfg (pt)	D3545
Cutting tool & machine tool accessory mfg	D3546
Power-driven handtools	D3546
Power-driven handtool mfg	D3546
Rolling mill machinery	D3547
Rolling mill machinery & equipment mfg	D3547
Welding apparatus	D3548
Welding & soldering equipment mfg (pt)	D3548
Power, distribution, & speciality transformer mfg (pt)	D3548
Metalworking machinery, n.e.c.	D3549
Other metalworking machinery mfg	D3549
Special Industry machinery	D355
Textile machinery	D3552
Textile machinery mfg (pt)	D3552
Woodworking machinery	D3553
Sawmill & woodworking machinery mfg	D3553
Paper Industries machinery	D3554
Paper Industry machinery mfg	D3554
Printing trades machinery	D3555
Printing machinery & equipment mfg (pt)	D3555
Food products machinery	D3556
Food product machinery mfg	D3556
Special Industry machinery, n.e.c.	D3559
Plastics & rubber industry machinery mfg	D3559
Semiconductor machinery mfg	D3559
All other industrial machinery mfg (pt)	D3559
Other commercial & service industry machinery mfg (pt)	D3559
General Industrial machinery	D356
Pumps & pumping equipment	D3561
Pump & pumping equipment mfg (pt)	D3561
Ball & roller bearings	D3562
Ball & roller bearing mfg	D3562
Air & gas compressors	D3563
Air & gas compressor mfg	D3563
Blowers & fans	D3564
Air purification equipment mfg	D3564
Industrial & commercial fan & blower mfg	D3564
Packaging machinery	D3565
Packaging machinery mfg	D3565
Speed changers, drives, & gears	D3566
Speed changer, industrial high-speed drive, & gear mfg	D3566
Industrial furnaces & ovens	D3567
Industrial process furnace & oven mfg	D3567
Power transmission equipment, n.e.c.	D3568
Mechanical power transmission equipment mfg	D3568
General industrial machinery, n.e.c.	D3569
All other miscellaneous general-purpose machinery mfg (pt)	D3569
Computer and office equipment	D357
Electronic computers	D3571
Electronic computer mfg	D3571
Computer storage devices	D3572
Computer storage device mfg	D3572
Computer terminals	D3575
Computer terminal mfg	D3575
Computer peripheral equipment, n.e.c.	D3577
Other computer peripheral equipment mfg (pt)	D3577
Calculating & accounting equipment	D3578
Office machinery mfg (pt)	D3578
Other computer peripheral equipment mfg (pt)	D3578
Office machines, n.e.c.	D3579
Office machinery mfg (pt)	D3579
Watch, clock, & part mfg (pt)	D3579
Lead pencil & oil good mfg (pt)	D3579
Refrigeration and service machinery	D358
Automatic merchandising machines	D3581
Automatic vending machine mfg	D3581
Commercial laundry equipment	D3582
Commercial laundry, drycleaning, & pressing machine mfg	D3582
Refrigeration & heating equipment	D3585
AC & warm air heating & commercial/industrial refrig equipment (p	D3585
Motor vehicle air-conditioning mfg	D3585
Measuring & dispensing pumps	D3588
Measuring & dispensing pump mfg	D3588
Service Industry machinery, n.e.c.	D3589
Other commercial & service industry machinery mfg (pt)	D3589
Industrial machinery, n.e.c.	D359
Carburetors, pistons, rings, & valves	D3592
Carburetor, piston, piston ring, & valve mfg	D3592
Fluid power cylinders & actuators	D3593
Fluid power cylinder & actuator mfg (pt)	D3593
Fluid power pumps & motors	D3594
Fluid power pump & motor mfg (pt)	D3594
Scales & balances, except laboratory	D3596
Scale & balance (except laboratory) mfg	D3596
Industrial machinery, n.e.c.	D3599
Machine shops	D3599
All other miscellaneous fabricated metal product mfg (pt)	D3599
Other commercial & service industry machinery mfg (pt)	D3599
All other miscellaneous general-purpose machinery mfg (pt)	D3599
Electronic and other electric equipment	D36
Electric distribution equipment	D361
Transformers	D3612
Power, distribution, & specialty transformer mfg (pt)	D3612
Switchgear & switchboard apparatus	D3613
Switchgear & switchboard apparatus mfg	D3613
Electrical Industrial apparatus	D362
Motors & generators	D3621
Motor & generator mfg (pt)	D3621
Carbon & graphite products	D3624
Carbon & graphite product mfg	D3624
Relays & industrial controls	D3625
Relay & industrial control mfg	D3625
Electrical industrial apparatus, n.e.c.	D3629
All other miscellaneous electrical equipment & component mfg (pt)	D3629
Household appliances	D363
Household cooking equipment	D3631
Household cooking appliance mfg	D3631
Household refrigerators & freezers	D3632
Household refrigerator & home freezer mfg	D3632
Household laundry equipment	D3633
Household laundry equipment mfg	D3633
Electric housewares & fans	D3634
Heating equipment (except warm air furnaces) mfg (pt)	D3634
Electric housewares & household fan mfg	D3634
Household vacuum cleaners	D3635
Household vacuum cleaner mfg (pt)	D3635
Household appliances, n.e.c.	D3639
All other industrial machinery mfg (pt)	D3639
Household vacuum cleaner mfg (pt)	D3639
Other major household appliance mfg	D3639
Electric lighting and wiring equipment	D364
Electric lamps	D3641
Electric lamp bulb & part mfg	D3641
Current-carrying wiring devices	D3643
Current-carrying wiring device mfg	D3643
Noncurrent-carrying wiring devices	D3644
Noncurrent-carrying wiring device mfg	D3644
Residential lighting fixtures	D3645
Residential electric lighting fixture mfg (pt)	D3645
Commercial lighting fixtures	D3646
Commercial/Industrial/Institutional electric lighting fixture mfg	D3646
Vehicular lighting equipment	D3647
Vehicular lighting equipment mfg	D3647
Lighting equipment, n.e.c.	D3648
Other lighting equipment mfg (pt)	D3648
Household audio and video equipment	D365
Household audio & video equipment	D3651
Audio & video equipment mfg	D3651
Prerecorded records & tapes	D3652
Prerecorded CD (except softwares), tape, & record reproducing (pt)	D3652
Communications equipment	D366
Telephone & telegraph apparatus	D3661
Telephone apparatus mfg	D3661
Electronic coil, transformer, & other inductor mfg (pt)	D3661
Printed circuit assembly (electronic assembly) mfg (pt)	D3661
Radio & TV communications equipment	D3663
Radio & TV broadcasting & wireless communications equipment mfg (	D3663
Communications equipment, n.e.c.	D3669
Other communications equipment mfg	D3669
Electronic components and accessories	D367
Electron tubes	D3671
Electron tube mfg	D3671
Printed circuit boards	D3672
Bare printed circuit board mfg	D3672
Semiconductors & related devices	D3674
Semiconductor & related device mfg	D3674
Electronic capacitors	D3675
Electronic capacitor mfg	D3675
Electronic resistors	D3676
Electronic resistor mfg	D3676
Electronic coils & transformers	D3677
Electronic coil, transformer, & other inductor mfg (pt)	D3677
Electronic connectors	D3678
Electronic connector mfg	D3678
Electronic components, n.e.c.	D3679
Radio & TV broadcasting & wireless communications equipment mfg (	D3679

8

Schedule V - SIC Codes

CATEGORY	SIC
DESCRIPTION	CODE

Printed circuit assembly (electronic assembly) mfg (pt)	D3679
Other electronic component mfg	D3679
Other motor vehicle electrical & electronic equipment mfg (pt)	D3679
Miscellaneous electrical equipment and supplies	D369
Storage batteries	D3691
Storage battery mfg	D3691
Primary batteries, dry & wet	D3692
Primary battery mfg	D3692
Engine electrical equipment	D3694
Other motor vehicle electrical & electronic equipment mfg (pt)	D3694
Magnetic & optical recording media	D3695
Magnetic & optical recording media mfg	D3695
Electrical equipment & supplies, n.e.c.	D3699
Hand & edge tool mfg (pt)	D3699
Textile machinery mfg (pt)	D3699
Printing machinery & equipment mfg (pt)	D3699
Optical instrument & lens mfg (pt)	D3699
Photographic & photocopying equipment mfg (pt)	D3699
Other commercial & service industry machinery mfg (pt)	D3699
Machine tool (metal cutting types) mfg (pt)	D3699
Other engine equipment mfg (pt)	D3699
Welding & soldering equipment mfg (pt)	D3699
Other computer peripheral equipment mfg (pt)	D3699
Electromedical & electrotherapeutic apparatus mfg (pt)	D3699
Search, detection, navigation, & guidance instrument mfg (pt)	D3699
Analytical laboratory instrument mfg (pt)	D3699
Other measuring & controlling device mfg (pt)	D3699
Other lighting equipment mfg (pt)	D3699
All other miscellaneous electrical equipment & component mfg (pt)	D3699
Dental equipment & supplies mfg (pt)	D3699
Transportation equipment	D37
Motor vehicles and equipment	D371
Motor vehicles & car bodies	D3711
Automobile mfg	D3711
Light truck & utility vehicle mfg	D3711
Heavy duty truck mfg	D3711
Motor vehicle body mfg (pt)	D3711
Military armored vehicle, tank, & tank component mfg (pt)	D3711
Truck & bus bodies	D3713
Motor vehicle body mfg (pt)	D3713
Motor vehicle parts & accessories	D3714
Motor vehicle body mfg (pt)	D3714
Gasoline engine & engine parts mfg	D3714
Other motor vehicle electrical & electronic equipment mfg (pt)	D3714
Motor vehicle steering & suspension component (except spring) mfg	D3714
Motor vehicle brake system mfg (pt)	D3714
Motor vehicle transmission & power train parts mfg	D3714
All other motor vehicle parts mfg (pt)	D3714
Truck trailers	D3715
Truck trailer mfg	D3715
Motor homes	D3716
Motor homes mfg	D3716
Aircraft and parts	D372
Aircraft	D3721
Aircraft mfg	D3721
Aircraft engines & engine parts	D3724
Aircraft engines & engine parts mfg	D3724
Aircraft parts & equipment, n.e.c.	D3728
Fluid power valve & hose fitting mfg (pt)	D3728
Fluid power cylinder & actuator mfg (pt)	D3728
Fluid power pump & motor mfg (pt)	D3728
Other aircraft part & auxiliary equipment mfg	D3728
Ship and boat building and repairing	D373
Ship building & repairing	D3731
Ship building & repairing	D3731
Boat building & repairing	D3732
Boat building	D3732
Boat repair	D3732
Railroad equipment	D374
Railroad equipment	D3743
Pump & pumping equipment mfg (pt)	D3743
Railroad rolling stock mfg (pt)	D3743
Motorcycles, bicycles, and parts	D375
Motorcycles, bicycles, & parts	D3751
Motorcycle, bicycle, & parts mfg (pt)	D3751
Guided missiles, space vehicles, parts	D376
Guided missiles & space vehicles	D3761
Guided missile & space vehicles mfg	D3761
Space propulsion units & parts	D3764
Guided missiles & space vehicles propulsion unit & parts mfg	D3764
Space vehicle equipment, n.e.c.	D3769
Other guided missile & space vehicle parts & auxiliary equip mfg	D3769
Miscellaneous transportation equipment	D379
Travel trailer & campers	D3792
Travel trailer & camper mfg (pt)	D3792
Tanks & tank components	D3795
Military armored vehicle, tank, & tank component mfg (pt)	D3795
Transportation equipment, n.e.c.	D3799
Hand & edge tool mfg (pt)	D3799
Travel trailer & camper mfg (pt)	D3799
All other transportation equipment mfg	D3799
Instruments and related products	D38
Search and navigation equipment	D381
Search & navigation equipment	D3812
Search, detection, navigation, & guidance instrument mfg (pt)	D3812
Measuring and controlling devices	D382
Laboratory apparatus & furniture	D3821
Laboratory apparatus & furniture mfg	D3821
Environmental controls	D3822
Automatic environmental control mfg	D3822
Process control instruments	D3823
Industrial process control instrument mfg	D3823
Fluid meters & counting devices	D3824
Totalizing fluid meter & counting device mfg	D3824
Instruments to measure electricity	D3825
Electronic coil, transformer, & other inductor mfg (pt)	D3825
Electricity measuring & testing instrument mfg	D3825
Analytical instruments	D3826
Analytical laboratory instrument mfg (pt)	D3826
Optical instruments & lenses	D3827
Optical instruments & lens mfg (pt)	D3827
Measuring & controlling devices, n.e.c.	D3829
Other measuring & controlling device mfg (pt)	D3829
Surgical & medical instruments mfg (pt)	D3829
Medical instruments and supplies	D384
Surgical & medical instrument	D3841
Surgical & medical instrument mfg (pt)	D3841
Surgical appliances & supplies	D3842
Paper (except newsprint) mills (pt)	D3842
Sanitary paper product mfg (pt)	D3842
Electromedical & electrotherapeutic apparatus mfg (pt)	D3842
Surgical appliance & supplies mfg (pt)	D3842
Dental equipment & supplies	D3843
Dental equipment & supplies mfg (pt)	D3843
X-ray apparatus & tubes	D3844
Irradiation apparatus mfg	D3844
Electromedical equipment	D3845
Electromedical & electrotherapeutic apparatus mfg (pt)	D3846
Ophthalmic goods	D385
Ophthalmic goods	D3851
Ophthalmic goods mfg	D3851
Photographic equipment and supplies	D386
Photographic equipment and supplies	D3861
Photographic film, paper, plate, & chemical mfg	D3861
Photographic & photocopying equipment mfg (pt)	D3861
Watches, clocks, watchcases, and parts	D387
Watches, clocks, & watchcases	D3873
Watch, clock, & part mfg (pt)	D3873
Miscellaneous manufacturing industries	D39
Jewelry, silverware, and plated ware	D391
Jewelry, precious metal	D3911
Jewelry (except costume) mfg (pt)	D3911
Silverware & plated ware	D3914
Cutlery & flatware (except precious) mfg (pt)	D3914
Silverware & plated ware mfg (pt)	D3914
Jewelers’ materials & lapidary work	D3915
Jewelers’ materials & lapidary work mfg	D3915
Musical instruments	D393
Musical instruments	D3931
Musical instruments mfg	D3931
Toys and sporting goods	D394
Dolls	D3942
Doll & stuffed toy mfg	D3942
Games, toys, & children's vehicles	D3944
Motorcycle, bicycle, & parts mfg (pt)	D3944
Game, toy, & children's vehicle mfg	D3944
Sporting & athletic goods, n.e.c.	D3949
Sporting & athletic goods mfg	D3949
Pens, pencils, office, and art supplies	D395
Pens & mechanical pencils	D3951
Pen & mechanicals pencil mfg	D3951
Lead pencils & art goods	D3952
All other miscellaneous chemical product & preparation mfg (pt)	D3952
Institutional furniture mfg (pt)	D3952
Lead pencil & art good mfg (pt)	D3952
Marking devices	D3953
Marking device mfg	D3953
Carbon paper & inked ribbons	D3955
Carbon paper & inked ribbon mfg	D3955
Costume Jewelry and notions	D396
Costume jewelry	D3961
Costume jewelry & novelty mfg (pt)	D3961
Fasteners, buttons, needles, & pins	D3965
Fastener, button, needle, & pin mfg (pt)	D3965
Miscellaneous manufactures	D399
Brooms & brushes	D3991
Broom, brush, & mop mfg (pt)	D3991
Signs & advertising displays	D3993

9

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE

Sign mfg	D3993
Burial caskets	D3995
Burial casket mfg	D3995
Hard surface floor coverings	D3996
Resident floor covering mfg (pt)	D3996
Mfg industries, n.e.c.	D3999
All other miscellaneous textile product mills (pt)	D3999
Leather & hide tanning & finishing (pt)	D3999
All other miscellaneous wood product mfg (pt)	D3999
All other converted paper product mfg (pt)	D3999
Commercial lithographic printing (pt)	D3999
Commercial gravure printing (pt)	D3999
Commercial flexographic printing (pt)	D3999
Commercial screen printing (pt)	D3999
Other commercial printing (pt)	D3999
All other miscellaneous chemical product & preparation mfg (pt)	D3999
All other plastics product mfg (pt)	D3999
Hand & edge tool mfg (pt)	D3999
All other miscellaneous fabricated metal product mfg (pt)	D3999
Residential electric lighting fixture mfg (pt)	D3999
Institutional furniture mfg (pt)	D3999
All other miscellaneous mfg (pt)	D3999
Transportation, communications, and utilities	E
Railroad Transportation	E40
Railroad Transportation	E401
Railroads, Line-Haul Operating	E4011
Railroad Switching and Terminal Establishments	E4013
Local and interurban passenger transportation	E41
Local and suburban passenger transportation	E411
Local & suburban transit	E4111
Mixed mode transit systems	E4111
Commuter rail systems	E4111
Bus & motor vehicle transit systems	E4111
Other urban transit systems	E4111
Scheduled airport shuttle service	E4111
Other local passenger transportation	E4119
Limousine service	E4119
Employee bus service	E4119
Special needs transportation	E4119
All other passenger transportation	E4119
Sightseeing buses	E4119
Ambulance or rescue service (except by air)	E4119
Taxi service	E412
Taxi service	E4121
Taxi service	E4121
Interurban and rural bus transportation	E413
Interurban & rural bus transportation	E4131
Interurban & rural bus transportation	E4131
Charter bus service	E414
Charter bus service, local	E4141
Charter bus service, local	E4141
Charter bus service, interstate/interurban	E4142
Charter bus service, interstate/interurban	E4142
School bus service	E415
School bus service	E4151
School bus service	E4151
Bus terminal and service facilities	E417
Bus terminal & service facilities	E4173
Terminal or maintenance facilities for motor vehicle pass trans	E4173
Motor freight transportation and warehousing	E42
Trucking and courier service, except air	E421
Local trucking without storage	E4212
General freight trucking, local	E4212
General freight trucking without storage, local, truckload	E4212
General freight trucking w/o storage, local, less than truckload	E4212
Used household & office goods moving, local, without storage	E4212
Specialized freight (except used goods) trucking, local	E4212
Hazardous materials trucking (except waste), local	E4212
Agricultural products trucking without storage, local	E4212
Dump trucking	E4212
Specialized trucking without storage, local	E4212
Solid waste collection	E4212
Hazardous waste collection	E4212
Other waste collection	E4212
Trucking, except local	E4213
General freight trucking, long-distance, truckload	E4213
General freight trucking, long-distance, less than truckload	E4213
Used household & office goods moving, long-distance	E4213
Specialized freight (except used goods) trucking, long-distance	E4213
Hazardous materials trucking (except waste), long-distance	E4213
Agricultural products trucking, long-distance	E4213
Other specialized trucking, long-distance	E4213
Local trucking with storage	E4214
General freight trucking, local	E4214
General freight trucking with storage, local truckload	E4214
General freight trucking with storage, local, less than truckload	E4214
Used household & office goods moving, local, with storage	E4214
Specialized trucking with storage, local	E4214
Courier services, except by air	E4215
Courier services (except by air)	E4215
Local messengers & local delivery	E4215
Public warehousing and storage	E422
Farm product warehousing & storage facilities	E4221
Farm product warehousing & storage	E4221
Refrigerated products warehousing	E4222
Refrigerated products warehousing	E4222
General warehousing & storage	E4225
General warehousing & storage (except in foreign trade zones)	E4225
Lessors of miniwarehouses & self storage units	E4225
Other special warehousing & storage	E4226
General warehousing & storage in foreign trade zones	E4226
Fur storage	E4226
Other warehousing & storage	E4226
Household goods warehousing & storage	E4226
Specialized goods warehousing & storage	E4226
Trucking terminal facilities	E423
Trucking terminal facilities	E4231
Motor freight terminal & joint terminal maint facility trans	E4231
Water transportation	E44
Deep sea freight transportation	E441
Deep sea freight transportation	E4412
Deep sea freight transportation	E4412
Coastal and intercoastal freight transportation	E442
Coastal & intercoastal freight transportation	E4424
Coastal & intercoastal freight transportation	E4424
Great Lakes - St. Lawrence Seaway freight transportation	E443
Great Lakes - St. Lawrence Seaway freight transportation	E4432
Great Lakes - St. Lawrence Seaway freight transportation	E4432
Inland waterways freight transportation	E444
Inland waterways freight transportation	E4449
Inland waterways freight transportation (except towing)	E4449
Water transportation of passengers	E448
Deep sea passenger transportation, except by ferry	E4481
Deep sea passenger transportation	E4481
Coastal & Great Lakes - St. Lawrence Seaway passenger trans	E4481
Ferry transportation	E4482
Coastal & Great Lakes - St. Lawrence Seaway ferry transportation	E4482
Inland waterways ferry transportation	E4482
Water transportation of passengers, n.e.c.	E4489
Other water passenger transportation (including water taxi)	E4489
Excursion & sightseeing boats (including dinner cruises)	E4489
Services incidental to water transportation	E449
Marine cargo handling & operation of port & waterfront terminals	E4491
Operation of port & waterfront terminals	E4491
Marine cargo handling	E4491
Towing & tugboat services	E4492
Coastal & intercoastal towing service	E4492
Inland waterways towing transportation	E4492
Tugboat service (including fleeting & harbor service)	E4492
Marinas	E4493
Marinas	E4493
Other water transportation services	E4499
Seaway & lighthouse operations	E4499
Navigational services to shipping	E4499
Navigational services	E4499
Marine salvaging & wrecking (including dismantling of ships)	E4499
Other services incidental to water transportation	E4499
Commercial vessel rental & leasing	E4499
Transportation by air	E45
Scheduled air transportation and air courier services	E451
Scheduled air transportation	E4512
Scheduled passenger air transportation	E4512
Scheduled freight air transportation	E4512
Air courier services	E4513
Air courier services	E4513
Nonscheduled air transportation	E452
Nonscheduled air transportation	E4522
Nonscheduled chartered passenger air transportation	E4522
Nonscheduled chartered freight air transportation	E4522
Other nonscheduled air transportation	E4522
Sightseeing airplanes and helicopters	E4522
Air ambulance	E4522
Airport terminal services	E458
Airport terminal services	E4581
Nongovernment air traffic control	E4581
Airport operation & terminal services	E4581
Other support activities for air transportation	E4581
Airplane cleaning & janitorial services	E4581
Pipelines, except natural gas	E46
Pipelines, except natural gas	E461
Pipeline transportation of crude oil	E4612
Pipeline transportation of crude oil	E4612
Pipeline transportation of refined petroleum products	E4613
Pipeline transportation of refined petroleum products	E4613
All other pipeline transportation	E4619
All other pipeline transportation	E4619
Transportation services	E47
Arrangement of passenger transportation	E472

10

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE

Travel agencies	E4724
Travel agencies	E4724
Tour operators	E4725
Tour operators	E4725
Arrangement of passenger transportation, n.e.c.	E4729
Arrangement of carpools & varpools	E4729
Arrangement of passenger transportation, nec	E4729
Freight shipping services	E473
Freight shipping services	E4731
Freight transportation arrangement	E4731
Freight forwarding	E4731
Arrangement of transportation of freight & cargo	E4731
Tariff consulting	E4731
Railroad car rental	E474
Railroad car rental	E4741
Railroad car rental	E4741
Miscellaneous services incidental to transportation	E478
Packing & crating	E4783
Packing & crating	E4783
Fixed facilities, inspection, & weighing services	E4785
Marine cargo inspectors & surveyors	E4785
Fixed facilities & inspection & weighing serv for motor trans veh	E4785
Transportation services, n.e.c.	E4789
Horse drawn cabs & carriages	E4789
Support activities incidental to rail transportation	E4789
Support activities incidental to road transportation	E4789
Other support activities for transportation	E4789
Communications	E48
Telephone	E481
Radiotelephone	E4812
Paging	E4812
Cellular & other wireless telecommunications	E4812
Cellular telephone service	E4812
Specialized (amr) & other mobile radio services	E4812
Resellers - cellular or other wireless service	E4812
Other telephone	E4813
Wired telecommunications carriers - local & long-distance	E4813
Resellers - wired telephone service	E4813
Voice mailbox	E4813
Telegraph communications	E482
Telegraph communications	E4822
Wired telecommunications carriers - telegraph service	E4822
Radio and television broadcasting	E483
Radio broadcasting	E4832
Radio networks	E4832
Radio stations	E4832
Television broadcasting	E4833
Television broadcasting	E4833
Cable and other pay television broadcasting	E484
Cable & other pay television broadcasting	E4841
Cable networks	E4841
Cable & other program distribution	E4841
Communication services, not elsewhere classified	E489
Communication services, n.e.c.	E4899
Radio dispatch service	E4899
Satellite telecommunications	E4899
Other telecommunications	E4899
Pay telephone operators	E4899
Electric, gas, and sanitary services	E49
Electric services	E491
Electric services	E4911
Electric services (hydroelectric power generation)	E4911
Electric services (fosail fuel power generation)	E4911
Electric services (nuclear power generation)	E4911
Electric services (other electric power generation)	E4911
Electric services (electric power transmission & control)	E4911
Electric services (electric power distribution)	E4911
Gas production and distribution	E492
Combination utility services	E493
Water supply	E494
Water supply	E4941
Water supply	E4941
Sanitary services	E495
Steam and air-conditioning supply	E496
Steam and air-conditioning supply	E4961
Steam & air-conditioning supply	E4961
Irrigation systems	E497
Irrigation systems	E4971
Irrigation systems	E4971
Wholesale trade	F
Wholesale trade - durable goods	F50
Motor vehicles and motor vehicle parts and supplies	F501
Automobiles & other motor vehicles	F5012
Automobiles & other motor vehicles	F5012
Automobile & other motor vehicle whsle	F5012
Automobile & motorcycle whsle	F5012
Automobile & motorcycle whsle	F5012
Bus & recreational vehicle whsle	F5012
Bus & recreational vehicle whsle	F5012
Light truck & van (14,000 lb or less) whsle	F5012
Light truck & van (14,000 lb or less) whsle	F5012
Medium truck & tractor (14,001 lb to 26,000 lb) whsle	F5012
Medium truck & tractor (14,001 lb to 26,000 lb) whsle	F5012
Heavy truck & tractor (over 26,000 lb) whsle	F5012
Heavy truck & tractor (over 26,000 lb) whsle	F5012
Motor vehicle supplies & new parts	F5013
Motor vehicle supplies & new parts	F5013
Motor vehicle supplies & new parts whsle	F5013
Motor vehicle supplies & new parts - warehouse distributors	F5013
Motor vehicle supplies & new parts - warehouse distributors	F5013
Motor vehicle supplies & new parts - jobbers	F5013
Motor vehicle supplies & new parts - jobbers	F5013
Petroleum products marketing equipment whsle	F5013
Petroleum products marketing equipment whsle	F5013
Motor vehicle supplies & new parts jobbers (retail)	F5013
Motor vehicle supplies & new parts jobbers (retail)	F5013
Tires & tubes	F5014
Tires & tubes	F5014
Tire & tube whsle	F5014
Tire & tube whsle	F5014
Tire & tube merchants (retail)	F5014
Tire & tube merchants (retail)	F5014
Motor vehicle parts, used	F5015
Motor vehicle parts, used	F5015
Motor vehicle parts, (used) whsle	F5015
Motor vehicle parts, (used) whsle	F5015
Furniture and home furnishings	F502
Furniture	F5021
Furniture	F5021
Furniture whsle	F5021
Household & lawn furniture whsle	F5021
Household & lawn furniture whsle	F5021
Office & business furniture whsle	F5021
Office & business furniture whsle	F5021
Office & business furniture merchants (retail)	F5021
Office & business furniture merchants (retail)	F5021
Home furnishings	F5023
Home furnishings	F5023
Home furnishings whsle	F5023
Household china, glassware, & crockery whsle	F5023
Household china, glassware, & crockery whsle	F5023
Linens, domestics, draperies, & curtains whsle	F5023
Linens, domestics, draperies, & curtains whsle	F5023
Floor coverings whsle	F5023
Floor coverings whsle	F5023
Other home furnishings whsle	F5023
Other home furnishings whsle	F5023
Floor covering merchants (retail)	F5023
Floor covering merchants (retail)	F5023
Lumber and other construction materials	F503
Lumber, plywood, millwork, & wood panels	F5031
Lumber, plywood, millwork, & wood panels	F5031
Lumber, plywood, millwork, & wood panel whsle	F5031
Lumber without yard whsle	F5031
Lumber without yard whsle	F5031
Lumber with yard whsle	F5031
Lumber with yard whsle	F5031
Plywood, veneer, millwork, & wood panel whsle	F5031
Plywood, veneer, millwork, & wood panel whsle	F5031
Other building material dealers	F5031
Lumber merchants with yard (retail)	F5031
Lumber merchants with yard (retail)	F5031
Plywood, veneer, & millwork merchants (retail)	F5031
Plywood, veneer, & millwork merchants (retail)	F5031
Brick, stone, & related construction materials	F5032
Brick, stone, & related construction materials	F5032
Brick, stone, & related construction materials whsle	F5032
Brick, block, tile, clay/cement sewer pipe whsle	F5032
Brick, block, tile, clay/cement sewer pipe whsle	F5032
Sand, gravel, & stone whsle	F5032
Sand, gravel, & stone whsle	F5032
Cement, lime, & related products whsle	F5032
Cement, lime, & related products whsle	F5032
Other building material dealers	F5032
Brick, block, tile, clay/cement sewer pipe merchants (retail)	F5032
Brick, block, tile, clay/cement sewer pipe merchants (retail)	F5032
Sand, gravel, & stone merchants (retail)	F5032
Sand, gravel, & stone merchants (retail)	F5032
Cement, lime, & related products merchants (retail)	F5032
Cement, lime, & related products merchants (retail)	F5032
Roofing, siding, & insulation materials	F5033
Roofing, siding, & insulation materials	F5033
Roofing, siding, & insulation material whsle	F5033
Roofing, siding, & insulation material whsle	F5033
Roofing, siding, & insulation merchants (retail)	F5033
Roofing, siding, & insulation merchants (retail)	F5033
Other construction materials	F5039
Other construction materials	F5039

11

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE

Other construction materials whsle	F5039
Flat glass & other construction glass whsle	F5039
Flat glass & other construction glass whsle	F5039
Other construction materials whsle	F5039
Other construction materials whsle	F5039
Other building material dealers	F5039
Flat glass & other construction glass merchants (retail)	F5039
Flat glass & other construction glass merchants (retail)	F5039
Other building material merchants (retail)	F5039
Other building material merchants (retail)	F5039
Professional and commercial equipment and supplies	F504
Photographic equipment & supplies	F5043
Photographic equipment & supplies	F5043
Photographic equipment & supplies whsle	F5043
Photographic equipment & supplies whsle	F5043
Office equipment	F5044
Office equipment	F5044
Office equipment whsle	F5044
Office equipment whsle	F5044
Computers & computer peripheral equipment & supplies	F5045
Computers & computer peripheral equipment & supplies	F5045
Computer & computer peripheral equipment & software whsle	F5045
Computers & peripheral equipment for resale	F5045
Computers & peripheral equipment for resale	F5045
Computers & peripheral equipment for end use	F5045
Computers & peripheral equipment for end use	F5045
Computer software whsle	F5045
Computer software whsle	F5045
Computer & software stores	F5045
Computer & peripheral equipment merchants (retail)	F5045
Computer & peripheral equipment merchants (retail)	F5045
Computer software merchants (retail)	F5045
Computer software merchants (retail)	F5045
Nonstore computer & peripheral equipment merchants	F5045
Nonstore computer & peripheral equipment merchants	F5045
Other commercial equipment	F5046
Other commercial equipment	F5046
Other commercial equipment whsle	F5046
Restaurant & hotel equipment & supplies whsle	F5046
Restaurant & hotel equipment & supplies whsle	F5046
Store machines & equipment whsle	F5046
Store machines & equipment whsle	F5046
Medical, dental, & hospital equipment & supplies	F5047
Medical, dental, & hospital equipment & supplies	F5047
Medical, dental, & hospital equipment & supplies whsle	F5047
Surgical, medical, & hospital supplies whsle	F5047
Surgical, medical, & hospital supplies whsle	F5047
Dental equipment & supplies whsle	F5047
Dental equipment & supplies whsle	F5047
Surgical, medical, & hospital supplies stores (retail)	F5047
Surgical, medical, & hospital supplies stores (retail)	F5047
Ophthalmic goods	F5048
Ophthalmic goods	F5048
Ophthalmic goods whsle	F5048
Ophthalmic goods whsle	F5048
Other professional equipment & supplies	F5049
Other professional equipment & supplies	F5049
Other professional equipment & supplies whsle	F5049
Religious & school supplies whsle	F5049
Religious & school supplies whsle	F5049
Other professional equipment & supplies whsle	F5049
Other professional equipment & supplies whsle	F5049
School supplies stores (retail)	F5049
School supplies stores (retail)	F5049
Metals and minerals, except petroleum	F505
Metals service centers & offices	F5051
Metals service centers & offices	F5051
Metal service centers & offices	F5051
Ferrous metal service centers	F5051
Ferrous metal service centers	F5051
Ferrous metal sales offices	F5051
Ferrous metal sales offices	F5051
Nonferrous metal service centers	F5051
Nonferrous metal service centers	F5051
Nonferrous metal sales offices	F5051
Nonferrous metal sales offices	F5051
Coal & other minerals & ores	F5052
Coal & other minerals & ores	F5052
Coal & other mineral & ore whsle	F5052
Coal whsle	F5052
Coal whsle	F5052
Other mineral & ore whsle	F5052
Other mineral & ore whsle	F5052
Electrical goods	F506
Electrical apparatus & equip, wiring supplies, & construction mat	F5063
Electrical apparatus & equip, wiring supplies, & construction mat	F5063
Electrical apparatus & equip, wiring supp, & const material whsle	F5063
Electrical apparatus & equip, wiring supp, & const material whsle	F5063
Electrical supplies stores (retail)	F5063
Electrical supplies stores (retail)	F5063
Electrical appliances, television & radio sets	F5064
Electrical appliances, television & radio sets	F5064
Electrical appliance, television & radio set whsle	F5064
Electrical appliance, television & radio set whsle	F6064
Other electronic parts & equipment	F5065
Other electronic parts & equipment	F5065
Other electronic parts & equipment whsle	F5065
Communications equipment & supplies whsle	F5065
Communications equipment & supplies whsle	F5065
Electronic parts (excluding communications equipment) whsle	F5065
Electronic parts (excluding communications equipment) whsle	F5065
Hardware and plumbing and heating equipment and supplies	F507
Hardware	F5072
Hardware	F5072
Hardware whsle	F5072
Hardware whsle	F5072
Plumbing & heating equipment & supplies	F5074
Plumbing & heating equipment & supplies	F5074
Plumbing & heating equipment & supplies (hydronics) whsle	F5074
Plumbing & heating equipment & supplies (hydronics) whsle	F5074
Plumbing & heating equipment & supplies merchants (retail)	F5074
Plumbing & heating equipment & supplies merchants (retail)	F5074
Warm air heating & air-conditioning equipment & supplies	F5075
Warm air heating & air-conditioning equipment & supplies	F5075
Warm air heating & air-conditioning equipment & supplies whsle	F5075
Warm air heating & air-conditioning equipment & supplies whsle	F5075
Refrigeration equipment & supplies	F5078
Refrigeration equipment & supplies	F5078
Refrigeration equipment & supplies whsle	F5078
Refrigeration equipment & supplies whsle	F5078
Machinery, equipment, and supplies	F508
Construction & mining (except petroleum) machinery & equipment	F5082
Construction & mining (except petroleum) machinery & equipment	F5082
Construction & mining (except petroleum) machinery & equip whsle	F5082
Construction & mining (except petroleum) machinery & equip whsle	F5082
Farm & garden machinery & equipment	F5083
Farm & garden machinery & equipment	F5083
Farm & garden machinery & equipment whsle	F5083
Farm machinery & equipment - farm dealers	F5083
Farm machinery & equipment - farm dealers	F5083
Farm machinery & equipment - whsle distributors	F5083
Farm machinery & equipment - whsle distributors	F5083
Lawn & garden machinery & equipment whsle	F5083
Lawn & garden machinery & equipment whsle	F5083
Lawn & garden machinery & equipment dealers (retail)	F5083
Lawn & garden machinery & equipment dealers (retail)	F5083
Industrial machinery & equipment	F5084
Industrial machinery & equipment	F5084
Industrial machinery & equipment whsle	F5084
Food-processing machinery & equipment whsle	F5084
Food-processing machinery & equipment whsle	F5084
Hydraulic & pneumatic pumps & motors whsle	F5084
Hydraulic & pneumatic pumps & motors whsle	F5084
General-purpose industrial machinery & equipment whsle	F5084
General-purpose industrial machinery & equipment whsle	F5084
Metalworking machinery & equipment whsle	F5084
Metalworking machinery & equipment whsle	F5084
Materials handling equipment whsle	F5084
Materials handling equipment whsle	F5084
Oilwell, oil refinery, & pipeline mach, equip, & supplies whsle	F5084
Oilwell, oil refinery, & pipeline mach, equip, & supplies whsle	F5084
Other industrial machinery & equipment whsle	F5084
Other industrial machinery & equipment whsle	F5084
Industrial supplies	F5085
Industrial supplies	F5085
Hydraulic & pneumatic parts, accessories, & supplies whsle	F5085
Hydraulic & pneumatic parts, accessories, & supplies whsle	F5085
Industrial supplies whsle	F5085
General-line industrial supplies whsle	F5085
General-line industrial supplies whsle	F5085
Mechanical power transmission supplies whsle	F5085
Mechanical power transmission supplies whsle	F5085
Welding supplies whsle	F5085
Welding supplies whsle	F5085
Industrial containers & supplies whsle	F5085
Industrial containers & supplies whsle	F5085
Industrial valves & fittings (except fluid-power) whsle	F5085
Industrial valves & fittings (except fluid-power) whsle	F5085
Other industrial supplies whsle	F5085
Other industrial supplies whsle	F5085
Service establishment equipment & supplies	F5087
Service establishment equipment & supplies	F5087
Service establishment equipment & supplies whsle	F5087
Beauty & barber shop equipment & supplies whsle	F5087
Beauty & barber shop equipment & supplies whsle	F5087
Custodial, janitors’ equipment & supplies whsle	F5087
Custodial, janitors’ equipment & supplies whsle	F5087
Laundry & dry-cleaning equipment & supplies whsle	F5087

12

Schedule V - SIC Codes

CATEGORY	SIC
DESCRIPTION	CODE

Laundry & dry-cleaning equipment & supplies whsle	F5087
Other service establishment equipment & supplies whsle	F5087
Other service establishment equipment & supplies whsle	F5087
Beauty & barber shop equipment & supplies stores (retail)	F5087
Beauty & barber shop equipment & supplies stores (retail)	F5087
Transportation equipment & supplies, except motor vehicles	F5088
Transportation equipment & supplies, except motor vehicles	F5088
Transportation equipment & supplies (exc motor vehicle) whsle	F5088
Aircraft & aeronautical equipment & supplies whsle	F5088
Aircraft & aeronautical equipment & supplies whsle	F5088
Marine machinery, equipment, & supplies whsle	F5088
Marine machinery, equipment, & supplies whsle	F5088
Other transportation equipment & supplies whsle	F5088
Other transportation equipment & supplies whsle	F5088
Miscellaneous durable goods	F509
Sporting & recreational goods & supplies	F5091
Sporting & recreational goods & supplies	F5091
Sporting & recreational goods & supplies whsle	F5091
Sporting & recreational goods & supplies whsle	F5091
Toys & hobby goods & supplies	F5092
Toys & hobby goods & supplies	F5092
Toy & hobby goods & supplies whsle	F5092
Toy & hobby goods & supplies whsle	F5092
Recyclable materials	F5093
Recyclable materials	F5093
Recyclable material whsle	F5093
Iron & steel scrap processors (using power processing equipment)	F5093
Iron & steel scrap processors (using power processing equipment)	F5093
Iron & steel scrap processors (not using power processing equip)	F5093
Iron & steel scrap processors (not using power processing equip)	F5093
Recyclable paper & paperboard whsle	F5093
Recyclable paper & paperboard whsle	F5093
Other recyclable material whsle	F5093
Other recyclable material whsle	F5093
Jewelry, watches, silverware, precious stones, & precious metals	F5094
Jewelry, watches, silverware, precious stones, & precious metals	F5094
Jewelry/watch/silverware/precious stone, & precious metal whsle	F5094
Jewelry, watch, diamonds, precious stone, & silverware whsle	F5094
Jewelry, watch, diamonds, precious stone, & silverware whsle	F5094
Precious metal (excluding ores) whsle	F5094
Precious metal (excluding ores) whsle	F5094
Durable goods, n.e.c.	F5099
Durable goods, n.e.c.	F5099
Other miscellaneous durable goods whsle	F5099
Musical instruments & supplies whsle	F5099
Musical instruments & supplies whsle	F5099
Forest products (except lumber) whsle	F5099
Forest products (except lumber) whsle	F5099
General merchandise (durable goods) whsle	F5099
General merchandise (durable goods) whsle	F5099
Compact discs/prerecorded audio tapes, & phonograph records whsle	F5099
Compact discs/prerecorded audio tapes, & phonograph records whsle	F5099
Fire extinguishers & fire safety equipment whsle	F5099
Fire extinguishers & fire safety equipment whsle	F5099
Other durable goods whsle	F5099
Other durable goods whsle	F5099
Wholesale trade - nondurable goods	F51
Paper and paper products	F511
Printing & writing paper	F5111
Printing & writing paper	F5111
Printing & writing paper whsle	F5111
Printing & writing paper whsle	F5111
Stationery & office supplies	F5112
Stationery & office supplies	F5112
Stationery & office supplies whsle	F5112
Stationery & office supplies whsle	F5112
Other office supplies stores (retail)	F5112
Other office supplies stores (retail)	F5112
Nonstore office supply merchants	F5112
Nonstore office supply merchants	F5112
Industrial & personal service paper	F5113
Industrial & personal service paper	F5113
Industrial & personal service paper whsle	F5113
Industrial & personal service paper whsle	F5113
Drugs, drug proprietaries, and druggists’ sundries	F512
Drugs, drug proprietaries, & druggists’ sundries	F5122
Drugs, drug proprietaries, & druggists’ sundries	F5122
Drugs, & druggists’ sundries whsle	F5122
General-line drugs whsle	F5122
General-line drugs whsle	F5122
Specialty-line drug, pharmaceutical, cosmetic, & toiletries whsle	F5122
Specialty-line drug, pharmaceutical, cosmetic, & toiletries whsle	F5122
Apparel, piece goods, and notions	F513
Piece goods, notions, & other dry goods	F5131
Piece goods, notions, & other dry goods	F5131
Broadwoven fabric finishing mills (pt)	F5131
Broadwoven fabric finishing mills (pt)	F5131
Piece goods, notions, & other dry goods whsle	F5131
Piece goods - jobbers	F5131
Piece goods - jobbers	F5131
Notions & other dry goods whsle	F5131
Notions & other dry goods whsle	F5131
Men’s & boys’ clothing & furnishings	F5136
Men’s & boys’ clothing & furnishings	F5136
Men’s & boys’ clothing & furnishings whsle	F5136
Men’s & boys’ clothing & furnishings whsle	F5136
Women’s & children’s & infants’ clothing & accessories	F5137
Women’s & children’s & infants’ clothing & accessories	F5137
Women’s, children’s, & infants’ clothing & accessories whsle	F5137
Women’s, children’s, & Infants’ clothing & accessories whsle	F5137
Footwear	F5139
Footwear	F5139
Footwear whsle	F5139
Footwear whsle	F5139
Groceries and related products	F514
Groceries, general-line	F5141
Groceries, general-line	F5141
General-line grocery whsle	F5141
General-line grocery whsle, voluntary group	F5141
General-line grocery whsle, voluntary group	F5141
General-line grocery whsle, retail cooperative	F5141
General-line grocery whsle, retail cooperative	F5141
Other general line a grocery whsle	F5141
Other general-line grocery whsle	F5141
Packaged frozen foods	F5142
Packaged frozen foods	F5142
Packaged frozen food whsle	F5142
Packaged frozen food whsle	F5142
Dairy products, except dried or canned	F5143
Dairy products, except dried or canned	F5143
Dairy products, (except dried or canned) whsle	F5143
Raw milk whsle	F5143
Raw milk whsle	F5143
Dairy product (except raw milk) whsle	F5143
Dairy product (except raw milk) whsle	F5143
Poultry & poultry products	F5144
Poultry & poultry products	F5144
Poultry & poultry product whsle	F5144
Live poultry whsle	F5144
Live poultry whsle	F5144
Poultry & poultry product (except live) whsle	F5144
Poultry & poultry product (except live) whsle	F5144
Confectionery	F5145
Confectionery	F5145
Confectionery whsle	F5145
Confectionery whsle	F5145
Fish & seafoods	F5146
Fish & seafoods	F5146
Fish & seafood whsle	F5146
Fish & seafood whsle	F5146
Meats & meat products	F5147
Meats & meat products	F5147
Meat processed from carcasses (pt)	F5147
Meat processed from carcasses (pt)	F5147
Meat & meat product whsle	F5147
Meat & meat product whsle	F5147
Fresh fruits & vegetables	F5148
Fresh fruits & vegetables	F5148
Fresh fruit & vegetable whsle	F5148
Fresh fruit & vegetable whsle	F5148
Other groceries & related products	F5149
Other groceries & related products	F5149
Other grocery & related products whsle	F5149
Coffee, tea, & spice whsle	F5149
Coffee, tea, & spice whsle	F5149
Bread & baked goods whsle	F5149
Bread & baked goods whsle	F5149
Soft drinks whsle	F5149
Soft drinks whsle	F5149
Canned goods whsle	F5149
Canned goods whsle	F5149
Food & beverage basic materials whsle	F5149
Food & beverage basic materials whsle	F5149
Other grocery specialties whsle	F5149
Other grocery specialties whsle	F5149
Farm-product raw materials	F515
Grain & field beans	F5153
Grain & field beans	F5153
Grain & field bean whsle	F5153
Grain & field bean whsle	F5153
Livestock	F5154
Livestock	F5154
Livestock whsle	F5154
Livestock whsle	F5154
Other farm-product raw materials	F5159
Other farm-product raw materials	F5159
Other farm product raw material whsle	F5159
Hides, skins, & pelts whsle	F5159

13

Schedule V - SIC Codes

CATEGORY	SIC
DESCRIPTION	CODE

Hides, skins, & petts whsle	F5159
Leaf tobacco whsle	F5159
Leaf tobacco whsle	F5159
Wool, wool tops, & mohair whsle	F5159
Wool, wool tops, & mohair whsle	F5159
Cotton whsle	F5159
Cotton whsle	F5159
Other farm-product raw material whsle	F5159
Other farm-product raw material whsle	F5159
Chemicals and allied products	F516
Plastics materials & basic forms & shapes	F5162
Plastics materials & basic forms & shapes	F5162
Plastics materials & basic forms & shapes whsle	F5162
Plastics materials & basic forms & shapes whsle	F5162
Chemicals & allied products, n.e.c.	F5169
Chemicals & allied products, n.e.c.	F5169
Other chemical & allied products whsle	F5169
Industrial gases (except LP) whsle	F5169
Industrial gases (except LP) whsle	F5169
Other chemical & allied products whsle	F5169
Other chemical & allied products whsle	F5169
Petroleum and petroleum products	F517
Petroleum bulk stations & terminals	F5171
Petroleum bulk stations & terminals	F5171
Petroleum bulk stations & terminals	F5171
Petroleum bulk stations (except LP)	F5171
Petroleum bulk stations (except LP)	F5171
Petroleum bulk terminals (except LP)	F5171
Petroleum bulk terminals (except LP)	F5171
Liquefied petroleum bulk stations & terminals	F5171
Liquefied petroleum bulk stations & terminals	F5171
Heating oil dealers (selling for consumption - retail)	F5171
Heating oil dealers (selling for consumption - retail)	F5171
Liquefied petroleum dealers (selling for consumption - retail)	F5171
Liquefied petroleum dealers (selling for consumption - retail)	F5171
Petroleum & petroleum products, except bulk stations & terminals	F5172
Petroleum & petroleum products, except bulk stations & terminals	F5172
Petroleum & petroleum prod whsle (exc bulk stations & terminals)	F5172
Petroleum & petroleum prod whsle (exc bulk stations & terminals)	F5172
Beer, wine, and distilled alcoholic beverages	F518
Beer & ale	F5181
Beer & ale	F5181
Beer & ale whsle	F5181
Beer & ale whsle	F5181
Wine & distilled alcoholic beverages	F5182
Wine & distilled alcoholic beverages	F5182
Wine & distilled alcoholic beverage whsle	F5182
Wine & distilled alcoholic bev (licensed operation) whsle	F5182
Wine & distilled alcoholic bev (licensed operation) whsle	F5182
Wine & distilled alcoholic beverage (State operated) Whsle	F5182
Wine & distilled alcoholic beverage (State operated) Whsle	F5182
Miscellaneous nondurable goods	F519
Farm supplies	F5191
Farm supplies	F5191
Farm supplies whsle	F5191
Farm supplies - farm dealers	F5191
Farm supplies - farm dealers	F5191
Farm supplies - whsle distributors	F5191
Farm supplies - whsle distributors	F5191
Farm supplies dealers (retail)	F5191
Farm supplies dealers (retail)	F5191
Books, periodicals, & newspapers	F5192
Books, periodicals, & newspapers	F5192
Book, periodical, & newspaper whsle	F5192
Book, periodical, & newspaper whsle	F5192
Flowers, nursery stock, & florists’ supplies	F5193
Flowers, nursery stock, & florists’ supplies	F5193
Flower, nursery stock, & florists’ supplies whsle	F5193
Flower, nursery stock, & florists’ supplies whsle	F5193
Flower, nursery stock, & florists’ supplies merchants (retail)	F5193
Flower, nursery stock, & florists’ supplies merchants (retail)	F5193
Tobacco & tobacco products	F5194
Tobacco & tobacco products	F5194
Tobacco & tobacco product whsle	F5194
Tobacco & tobacco product whsle	F5194
Paints, varnishes, & supplies	F5198
Paints, varnishes, & supplies	F5198
Paint, varnish, & supplies whsle	F5198
Paint, varnish, & supplies whsle	F5198
Paint, varnish, & supplies merchants (retail)	F5198
Paint, varnish, & supplies merchants (retail)	F5198
Other miscellaneous nondurable goods	F5199
Other miscellaneous nondurable goods	F5199
Other miscellaneous nondurable goods whsle	F5199
Art goods whsle	F5199
Art goods whsle	F5199
General merchandise (nondurable goods) whsle	F5199
General merchandise (nondurable goods) whsle	F5199
Textile bags, bagging, & burlap whsle	F5199
Textile bags, bagging, & burlap whsle	F5199
Other nondurable goods whsle	F5199
Other nondurable goods whsle	F5199
Advertising specialties goods distributor	F5199
Advertising specialties goods distributor	F5199
Retail trade	G
Building materials, hardware, garden supply, and mobile home dealers	G52
Lumber and other building materials dealers	G521
Lumber & other building materials dealers	G5211
Home centers	G5211
Other building material dealers	G5211
Retail lumber yards	G5211
Retail building material dealers	G5211
Paint, glass, and wallpaper stores	G523
Paint, glass, & wallpaper stores	G5231
Retail paint & wallpaper stores	G5231
Retail glass dealers	G5231
Hardware stores	G525
Hardware stores	G5251
Hardware stores	G5251
Retail nurseries, lawn and garden supply stores	G526
Retail nurseries, lawn & garden supply stores	G5261
Outdoor power equipment stores	G5261
Nursery & garden centers	G5261
Mobile home dealers	G527
Mobile home dealers	G5271
Manufactured (mobile) home dealers	G5271
General merchandise stores	G53
Department stores (excluding leased departments)	G531
Department stores (excl leased depts)	G5311
Department stores (excl leased depts)	G5311
Conventional department stores (excl leased depts)	G5311
Discount or mass merchandising dept stores (excl leased depts)	G5311
National chain department stores (excl leased depts)	G5311
Supercenters	G5311
Variety stores	G533
Variety stores	G5331
Variety stores	G5331
Miscellaneous general merchandise stores	G539
Miscellaneous general merchandise stores	G5399
Warehouse clubs	G5399
All other general merchandise stores	G5399
Catalog showrooms	G5399
Misc gen merch stores, exc catalog showrooms & warehse clubs	G5399
Food stores	G54
Grocery stores	G541
Grocery stores	G5411
Supermarkets & other grocery (except convenience) stores	G5411
Supermarkets & grocery stores	G5411
Delicatessens, primarily selling meats & a range of grocery items	G5411
Convenience stores	G5411
Delicatessens, primarily selling fresh & prepared meats	G5411
Convenience stores selling gasoline	G5411
Supermarket/general merchandise combination stores	G5411
Meat and fish (seafood) markets, including freezer provisioners	G542
Meat & fish (seafood) markets, including freezer provisioners	G5421
Meat markets	G5421
Fish & seafood markets	G5421
Freezer & locker meat provisioners	G5421
Fruit and vegetable markets	G543
Fruit & vegetable markets	G5431
Fruit & vegetable markets	G5431
Candy, nut, and confectionery stores	G544
Candy, nut, & confectionery stores	G5441
Confectionery mfg from purchased chocolate (pt)	G5441
Nonchocolate confectionery mfg (pt)	G5441
Confectionery & nut stores	G5441
Dairy products stores	G545
Dairy products stores	G5451
Dairy products stores	G5451
Retail bakeries	G546
Retail bakeries	G5461
Retail bakeries	G5461
Baked goods stores	G5461
Snack & nonalcoholic beverage bars	G5461
Donut shops, baking on premises	G5461
Donut shops, no baking on premises	G5461
Cookie shops	G5461
Miscellaneous food stores	G549
Miscellaneous food stores	G5499
Miscellaneous food stores	G5499
Food (health) supplement stores	G5499
Automotive dealers and gasoline service stations	G55
Motor vehicle dealers (new and used)	G551
Motor vehicle dealers (new & used)	G5511
New car dealers	G5511
Motor vehicle dealers (used only)	G552
Motor vehicle dealers (used only)	G5521
Used car dealers	G5521

14

Schedule V - SIC Codes

CATEGORY	SIC
DESCRIPTION	CODE

Auto and home supply stores	G553
Auto & home supply stores	G5531
Auto supplies stores	G5531
New tire dealers	G5531
Other auto & home supplies stores	G5531
Gasoline service stations	G554
Gasoline service stations	G5541
Gasoline stations with convenience stores	G5541
Other gasoline stations	G5541
Gasoline stations with no convenience stores	G5541
Truck stops	G5541
Boat dealers	G555
Boat dealers	G5551
Boat dealers	G5551
Recreational vehicle dealers	G556
Recreational vehicle dealers	G5561
Recreational vehicle dealers	G5561
Motorcycle dealers	G557
Motorcycle dealers	G5571
Motorcycle dealers	G5571
Automotive dealers, not elsewhere classified	G559
Automotive dealers, not elsewhere classified	G5599
All other motor vehicle dealers	G5599
Apparel and accessory stores	G56
Men’s and boys’ clothing and accessory stores	G561
Men’s & boys’ clothing & accessory stores	G5611
Men’s clothing stores	G5611
Women’s clothing stores	G562
Women’s clothing stores	G5621
Women’s clothing stores	G5621
Women’s accessory and specialty stores	G563
Women’s accessory & specialty stores	G5632
Women’s accessory stores	G5632
Other clothing stores	G5632
Women’s specialty stores	G5632
Furriers & fur shops	G5632
Children’s and Infants’ wear stores	G564
Children’s & Infants’ wear stores	G5641
Children’s & Infants’ clothing stores	G5641
Family clothing stores	G565
Family clothing stores	G5651
Family clothing stores	G5651
Shoe stores	G566
Shoe stores	G5661
Shoe stores	G5661
Men’s shoe stores	G5661
Women’s shoe stores	G5661
Children’s & juveniles’ shoe stores	G5661
Family shoe stores	G5661
Athletic footwear stores	G5661
Miscellaneous apparel and accessory stores	G569
Miscellaneous apparel & accessory stores	G5699
Miscellaneous apparel and accessory stores (pt)	G5699
Miscellaneous accessory stores	G5699
Other clothing stores	G5699
Sports apparel stores	G5699
Miscellaneous apparel stores	G5699
Home furniture, furnishings, and equipment stores	G57
Home furniture and furnishings stores	G571
Furniture stores	G5712
Wood kitchen cabinet & counter top mfg (pt)	G5712
Upholstered household furniture mfg (pt)	G5712
Nonupholstered wood household furniture mfg (pt)	G5712
Furniture stores	G5712
Furniture stores, except custom	G5712
Furniture warehouse showrooms	G5712
Sleep shop & waterbed stores	G5712
Specialty furniture stores, except custom	G5712
Floor covering stores	G5713
Floor covering stores	G5713
Drapery, curtain, & upholstery stores	G5714
Curtain & drapery mills (pt)	G5714
Drapery & curtain stores, except custom	G5714
Upholstery stores	G5714
Miscellaneous homefurnishings stores	G5719
Blind & shade stores	G5719
All other home furnishings stores	G5719
Household appliance stores	G572
Household appliance stores	G5722
Household appliance stores	G5722
Radio, television, consumer electronics, and music stores	G573
Radio, television, & consumer electronics stores	G5731
Automotive radio stores	G5731
Other radio, television, & electronics stores	G5731
Computer & computer software stores	G5734
Computer & software stores	G5734
Computer stores (custom assembly)	G5734
Computer stores	G5734
Computer software stores	G5734
Record & prerecorded tape stores	G5735
Prerecorded tape, compact disc, & record stores	G5735
Prerecorded tape, compact disc, & record stores	G5735
Video tape stores, retail	G5735
Musical Instrument stores	G5736
Musical Instrument & supplies stores	G5736
Eating and drinking places	G58
Eating and drinking places	G581
Eating places	G5812
Dinner theaters	G5812
Full-service restaurants	G5812
Limited-service restaurants	G5812
Cafeterias	G5812
Snack & nonalcoholic beverage bars	G5812
Ice cream & soft serve shops	G5812
Frozen yogurt shops	G5812
Bagel shops	G5812
Coffee shops	G5812
Other snack & nonalcoholic beverage bars	G5812
Foodservice contractors	G5812
Caterers	G5812
Drinking places (alcoholic beverages)	G5813
Drinking places (alcoholic beverages)	G5813
Miscellaneous retail	G59
Drug stores and proprietary stores	G591
Drug stores & proprietary stores	G5912
Pharmacies & drug stores	G5912
Pharmacies & drug stores	G5912
Proprietary stores	G5912
Liquor stores	G592
Liquor stores	G5921
Beer, wine, & liquor stores	G5921
Used merchandise stores	G593
Used merchandise stores	G5932
Used merchandise stores	G5932
Antique stores	G5932
Second-hand stores, except pawn shops	G5932
Pawn shops	G5932
Miscellaneous shopping goods stores	G594
Sporting goods stores & bicycle shops	G5941
Sporting goods stores	G5941
General-line sporting goods stores	G5941
Bicycle shops	G5941
Golf shops	G5941
Gun shops	G5941
Ski shops	G5941
Tackle shops	G5941
Other specialty-line sporting goods stores	G5941
Book stores	G5942
Book stores	G5942
Book stores, general	G5942
Specialty book stores	G5942
College book stores	G5942
Stationery stores	G5943
Office supplies & stationery stores	G5943
Stationery stores	G5943
Office supplies stores	G5943
Jewelry stores	G5944
Jewelry stores	G5944
Hobby, toy, & game shops	G5945
Hobby, toy, & game stores	G5945
Hobby, toy, & game stores	G5945
Craft supplies stores	G5945
Camera & photographic supply stores	G5946
Camera & photographic supplies stores	G5946
Gift, novelty, & souvenir shops	G5947
Gift, novelty, & souvenir stores	G5947
Luggage & leather goods stores	G5948
Luggage & leather goods stores	G5948
Sewing, needlework, & piece goods stores	G5949
Sewing, needlework, & piece goods stores	G5949
Sewing, fabric, & piece goods stores	G5949
Needlework & knitting stores	G5949
Nonstore retailers	G596
Catalog & mail-order houses	G5961
Electronic shopping & mail-order houses	G5961
Mail-order houses, department store merchandise	G5961
Mail-order houses, other general merchandise	G5961
Mail-order houses, specialized merchandise	G5961
Television order, home shopping	G5961
Automatic merchandising machine operators	G5962
Vending machine operators	G5962
Direct selling establishments	G5963
Other direct selling establishments	G5963
Direct selling, furniture, home furnishings, electronics, & appl	G5963
Direct selling, cameras & photographic equipment	G5963
Direct selling, videos, tapes, compact discs, & records	G5963
Direct selling, books & magazines	G5963
Direct selling, newspapers	G5963

15

Schedule V - SIC Codes

CATEGORY	SIC
DESCRIPTION	CODE

Direct selling, stationery	G5963
Direct selling, all other merchandise	G5963
Mobile foodservices	G5963
Fuel dealers	G598
Fuel oil dealers	G5983
Heating oil dealers	G5983
Liquefied petroleum gas (bottled gas) dealers	G5984
Liquefied petroleum gas (bottled gas) dealers	G5984
Fuel dealers, not elsewhere classified	G5989
Other fuel dealers	G5989
Retail stores, not elsewhere classified	G599
Florists	G5992
Florists	G5992
Tobacco stores & stands	G5993
Tobacco stores	G5993
News dealers & newsstands	G5994
News dealers & newsstands	G5994
Optical goods stores	G5995
Optical goods stores	G5995
Miscellaneous retail stores, not elsewhere classified	G5999
Radio, television, & other electronics stores	G5999
Typewriter shops	G5999
Telephone stores	G5999
Cosmetics, beauty supplies, & perfume stores	G5999
Health care stores	G5999
Pet & pet supplies stores	G5999
Art dealers	G5999
All other miscellaneous store retailers (except tobacco stores)	G5999
Collectors’ items & supplies stores	G5999
Trophy shops	G5999
Other miscellaneous store retailers, nec	G5999
Financial, Insurance, and real estate industries	H
Depository Institutions	H60
Central reserve depository Institutions	H601
Federal reserve banks	H6011
Monetary authorities - central bank	H6011
Central reserve depository institutions, nec	H6019
Other central reserve depository institutions	H6019
Commercial banks	H602
National commercial banks	H6021
National commercial banks (banking)	H6021
National commercial banks (credit card issuing)	H6021
State commercial banks	H6022
State commercial banks (banking)	H6022
Other depository credit intermediation	H6022
State commercial banks (credit card issuing)	H6022
Savings institutions	H603
Savings institutions, federally chartered	H6035
Savings institutions (federally chartered)	H6035
Savings institutions, not federally chartered	H6036
Savings institutions (not federally chartered)	H6036
Credit unions	H606
Credit unions, federally chartered	H6061
Credit unions (federally chartered)	H6061
Credit unions, not federally chartered	H6062
Credit unions (not federally chartered)	H6062
Foreign banking and branches and agencies of foreign banks	H608
Branches & agencies of foreign banks	H6081
Branches of foreign banks	H6081
Agencies of foreign banks, primarily trade finance	H6081
Agencies of foreign banks, primarily commercial finance	H6081
Foreign trade & International banking institutions	H6082
Agreement & Edge Act Corporations, primarily trade finance	H6082
Agreement & Edge Act Corporations, primarily holding investments	H6082
Functions related to depository banking	H609
Nondeposit trust facilities	H6091
Nondeposit trust companies	H6091
Functions related to depository banking, nec	H6099
Representative offices of foreign banks	H6099
Electr funds trans & automated clearinghouses for banks & checks	H6099
Other activities related to credit intermediation	H6099
Foreign currency exchange	H6099
Escrow & fiduciary agencies	H6099
Deposit brokers	H6099
Nondepository credit institutions	H61
Federal & federally-sponsored credit agencies	H611
Federal & federally-sponsored credit agencies	H6111
Federally-sponsored credit agencies, primarily real estate	H6111
Federally-sponsored credit agencies, primarily trade finance	H6111
Federally-sponsored credit agencies, primarily secondary market	H6111
Other federally-sponsored credit agencies	H6111
Personal credit institutions	H614
Personal credit institutions	H6141
Remedial loan societies and mutual benefit associations (deposit)	H6141
Credit card issuing by personal credit institutions	H6141
Sales financing	H6141
Automotive sales finance companies	H6141
Sales finance companies (except automotive)	H6141
Consumer lending	H6141
Consumer & personal finance companies	H6141
Other personal credit institutions	H6141
Business credit institutions	H615
Short-term business credit institutions, except agricultural	H6153
Other short-term business credit institutions	H6153
Commercial finance companies	H6153
Factors	H6153
Credit card service by business credit institutions	H6153
Miscellaneous business credit institutions	H6159
Financing leases	H6159
Farm mortgage companies	H6159
International trade credit	H6159
Secondary market financing	H6159
All other nondepository credit intermediation	H6159
Agricultural credit (except federally-sponsored)	H6159
Other miscellaneous business credit institutions	H6159
Mortgage bankers and brokers	H616
Mortgage bankers & loan correspondents	H6162
Mortgage bankers & loan correspondents	H6162
Loan servicing	H6162
Loan brokers	H6163
Mortgage & nonmortgage loan brokers	H6163
Security and commodity brokers, dealers, exchanges, and services	H62
Security brokers, dealers, and flotation companies	H621
Security brokers, dealers, & flotation companies	H6211
Investment banking & securities dealing	H6211
Securities brokerage	H6211
Traders & dealers (except for securities & commodities)	H6211
Gas & oil lease & royalty brokers	H6211
Commodity contracts brokers and dealers	H622
Commodity contracts brokers & dealers	H6221
Commodity contracts dealing	H6221
Commodity contracts brokerage	H6221
Security and commodity exchanges	H623
Security & commodity exchanges	H6231
Securities & commodity exchanges	H6231
Services allied with the exchange of securities or commodities	H628
Investment advice	H6282
Portfolio management	H6282
Investment advice	H6282
Serv allied with the exchange of securities or commodities, nec	H6289
Securities custodians & securities transfer agents	H6289
Oth services allied with the exchange of securities & commodities	H6289
Insurance carriers	H63
Life insurance	H631
Life insurance	H6311
Offices of direct life insurance carriers	H6311
Offices of life reinsurance carriers	H6311
Accident and health insurance and medical service plans	H632
Accident & health insurance	H6321
Offices of direct accident & disability income insurance carriers	H6321
Offices of direct health insurance carriers	H6321
Offices of accident & health reinsurance carriers	H6321
Hospital & medical service plans	H6324
Offices of hospital & medical service plans (direct)	H6324
Offices of hospital & medical service plans (reinsurance)	H6324
Fire, marine, and casualty insurance	H633
Fire, marine, & casualty insurance	H6331
Offices of direct fire, marine, & casualty insurance carriers	H6331
Offices of fire, marine, & casualty reinsurance carriers	H6331
Surety insurance	H635
Surety insurance	H6351
Offices of direct surety insurance carriers	H6351
Offices of surety reinsurance carriers	H6351
Title insurance	H636
Title insurance	H6361
Direct title insurance carriers	H6361
Offices of title reinsurance carriers	H6361
Pension, health, and welfare funds	H637
Pension, health, & welfare funds	H6371
Third party administration of pension, health, & welfare funds	H6371
Insurance carriers, n.e.c.	H639
Insurance carriers, nec	H6399
All other direct insurance carriers	H6399
Offices of other reinsurance carriers	H6399
Insurance agents, brokers, and services	H64
Insurance agents, brokers, and services	H641
Insurance agents, brokers, & services	H6411
Insurance agencies & brokerages	H6411
Claims adjusting	H6411
Third party administration of insurance	H6411
All other insurance related activities	H6411
Real estate	H65
Real estate operators (except developers) and lessors	H651
Operators of nonresidential buildings	H6512
Lessors of nonresidential buildings (except miniwarehouses)	H6512
Lessors of professional & other office buildings	H6512
Lessors of manufacturing & Industrial buildings	H6512
Lessors of shopping centers & retail stores	H6512

16

Schedule V - SIC Codes

CATEGORY	SIC
DESCRIPTION	CODE

Lessors of other nonresidential buildings & facilities	H6512
Stadium & arena owners	H6512
Operators of apartment buildings	H6513
Lessors of apartment buildings	H6513
Operators of dwellings other than apartment buildings	H6514
Lessors of dwellings (except apartment buildings)	H6514
Operators of residential mobile home sites	H6515
Lessors of manufactured (mobile) home sites	H6515
Lessors of railroad property	H6517
Lessors of railroad property	H6517
Lessors of real property, nec	H6519
Lessors of other real estate property	H6519
Real estate agents and managers	H653
Real estate agents & managers	H6531
Offices of real estate agents & brokers	H6531
Offices of residential real estate agents & brokers	H6531
Offices of nonresidential real estate agents & brokers	H6531
Residential property managers	H6531
Nonresidential property managers	H6531
Offices of real estate appraisers	H6531
Other activities related to real estate	H6531
Cemetery management	H6531
Condominium or coop owners assn (engaged in property mgt)	H6531
Title abstract offices	H654
Title abstract offices	H6541
Title abstract & settlement offices	H6541
Land subdividers and developers	H655
Land subdividers & developers, except cemeteries	H6552
Land subdivision & land development	H6552
Cemetery subdividers & developers	H6553
Cemeteries & crematories	H6553
Cemetery & mausoleum operators	H6553
Animal cemetery operators	H6553
Holding and other investment offices, except trusts	H67
Holding offices	H671
Offices of bank holding companies	H6712
Offices of bank holding companies	H6712
Offices of holding companies, nec	H6719
Offices of other holding companies	H6719
Investment offices	H672
Trusts	H673
Educational, religious, & charitable trusts	H6732
Grantmaking foundations	H6732
Trusts, except educational, religious, & charitable	H6733
Mgt of trust investment portfolios (exc ed relig & charitable)	H6733
Other trust, fiduciary, & custody activities	H6733
Miscellaneous investing	H679
Oil royalty traders	H6792
Oil royalty traders investing on own account	H6792
Oil royalty companies	H6792
Patent owners & lessors	H6794
Patent owners & lessors	H6794
Real estate investment trusts	H6798
Real Estate Investment Trusts (REITs)	H6798
Real Estate Investment Trusts (Equity & Hybrid)	H6798
Real Estate Investment Trusts (Mortgage)	H6798
Investors, nec	H6799
Commodity contract trading company	H6799
Miscellaneous intermediation	H6799
Venture capital companies	H6799
All other investors	H6799
Commodity contract pool operators	H6799
Service Industries	I
Hotels, rooming houses, camps, and other lodging places	I70
Hotels & motels	I701
Hotels (except casino hotels) & motels	I7011
Hotels (except casino hotels) with 25 guestrooms or more	I7011
Hotels with less than 25 guestrooms	I7011
Motels	I7011
Motor hotels	I7011
Casino hotels	I7011
Bed & breakfast inns	I7011
Bed & breakfast inns with 25 guestrooms or more	I7011
Bed & breakfast inns with less than 25 guestrooms	I7011
All other traveler accommodation	I7011
Rooming & boarding houses	I702
Rooming & boarding houses	I7021
Camps and recreational vehicle parks	I703
Sporting & recreational camps	I7032
Recreational & vacation camps (except campgrounds)	I7032
Recreational vehicle parks & campsites	I7033
RV (recreational vehicle) parks & campgrounds	I7033
Personal services	I72
Power laundries, family & commercial	I721
Laundries, family & commercial	I7211
Garment pressing & agents for laundries & drycleaners	I7212
Garment pressing & agents for laundries	I7212
Linen supply	I7213
Linen supply (except diaper service)	I7213
Coin-operated laundries & drycleaning	I7215
Coin-operated laundries & drycleaners	I7215
Coin-operated laundry routes	I7215
Coin-operated laundries & drycleaning stores	I7215
Drycleaning plants	I7216
Drycleaning plants	I7216
Carpet & upholstery cleaning services	I7217
Carpet & upholstery cleaning services	I7217
Industrial launderers	I7218
Industrial launderers	I7218
Other laundry, cleaning & garment services	I7219
Garment repair & alteration services	I7219
All other laundry & garment services	I7219
Diaper service	I7219
Photographic studios, portrait	I722
Photographic studios, portrait	I7221
Beauty shops	I723
Beauty shops	I7231
Beauty & cosmetology schools	I7231
Beauty shops	I7231
Nail salons	I7231
Barber shops	I724
Barber shops	I7241
Barber colleges	I7241
Barber shops	I7241
Shoe repair shops & shoeshine parlors	I725
Shoe repair shops & shoeshine parlors	I7251
Funeral service & crematories	I726
Funeral homes & funeral services	I7261
Funeral homes	I7261
Other funeral services	I7261
Crematories	I7261
Miscellaneous personal services	I729
Tax return preparation services	I7291
Miscellaneous personal services, n.e.c.	I7299
Formal wear rental	I7299
Locker rental, except cold storage	I7299
Babysitting services	I7299
Diet & weight reducing services	I7299
Other personal care services	I7299
All other personal services	I7299
Dating services	I7299
All other miscellaneous personal services	I7299
Business Services	I73
Advertising Services	I731
Advertising agencies	I7311
Advertising agencies	I7311
Outdoor advertising services	I7312
Outdoor advertising services	I7312
Radio, television, and publishers’ advertising representatives	I7313
Media representatives	I7313
Radio & television advertising representatives	I7313
Publishers’ advertising representatives	I7313
Advertising, n.e.c.	I7319
Media buying services	I7319
Display advertising (except outdoor)	I7319
Advertising material distribution services	I7319
All other advertising	I7319
Consumer Credit Reporting / Mercantile Services	I732
Adjustment & collection services	I7322
Collection agencies	I7322
Adjustment bureaus	I7322
Credit reporting services	I7323
Credit bureaus	I7323
Consumer credit reporting agencies	I7323
Mercantile reporting agencies	I7323
Mailing, Reproduction & Commerical Art Services	I733
Direct mail advertising services	I7331
Database & directory publishers (pt)	I7331
Direct mail advertising	I7331
Photocopying & duplicating services	I7334
Other business service centers (including copy shops)	I7334
Commercial photography	I7335
Commercial photography (except medical photography)	I7335
Commercial art & graphic design	I7336
Graphic design services	I7336
Graphic design services (except commercial art & medical artists)	I7336
Commercial art	I7336
Secretarial & court reporting services	I7338
Document preparation services	I7338
Court reporting & stenotype services	I7338
Services to Dwellings & Other Buildings	I734
Disinfecting & pest control services	I7341
Exterminating & pest control services	I7342
Disinfecting services	I7342
Building cleaning & maintenance services, n.e.c.	I7349
Other janitorial services	I7349
Miscellaneous Equipment Rental & Leasing	I735
Medical equipment rental & leasing	I7351

17

Schedule V - SIC Codes

CATEGORY	SIC
DESCRIPTION	CODE

Home health equipment rental	I7352
Medical equipment rental & leasing (exc home health equipment)	I7352
Heavy construction equipment rental & leasing	I7353
All other heavy construction (pt)	I7353
Rental & leasing of heavy construction equip without operators	I7353
Equipment rental & leasing, n.e.c.	I7359
Consumer electronics & appliances rental	I7359
Other consumer goods rental & leasing	I7359
General rental centers	I7359
Aircraft rental & leasing	I7359
Oilfield & well drilling equipment rental & leasing	I7359
Office machinery rental & leasing	I7359
Industrial equipment rental & leasing	I7359
Portable toilet rental	I7359
Personnel Supply Services	I736
Employment agencies	I7361
Executive placement services	I7361
Employment agencies (except executive placement services)	I7361
Help supply services	I7363
Temporary help services	I7363
Employee leasing services	I7363
Computer Programming and Data Processing	I737
Computer programming services	I7371
Custom computer programming services	I7371
Software publishers	I7372
Software publishers	I7372
Computer systems Integrators	I7373
Computer systems integrators	I7373
Data processing services	I7374
Data processing services	I7374
On-line information services	I7375
On-line information services	I7375
Computer facilities management services	I7376
Computer facilities management services	I7376
Computer rental & leasing	I7377
Computer rental & leasing	I7377
Computer maintenance & repair	I7378
Computer maintenance & repair	I7378
Computer related services, n.e.c.	I7379
Software reproducing	I7379
Computer systems consultants (except systems integrators)	I7379
Other computer related services	I7379
Computer consultants (except computer systems consultants)	I7379
All other computer related services	I7379
Miscellaneous Business Services	I738
Detective, guard, & armored car services	I7381
Investigation services	I7381
Security guards & patrol services	I7381
Armored car services	I7381
Security systems services	I7382
Security systems services (except locksmiths)	I7382
News syndicates	I7383
News syndicates	I7383
Photofinishing laboratories	I7384
Photofinishing laboratories (except one-hour)	I7384
One-hour photofinishing	I7384
Business services, n.e.c.	I7389
Sound recording studios	I7389
Audio taping services	I7389
Credit card processing	I7389
All other legal services	I7389
Drafting services	I7389
Building inspection services	I7389
Map making services	I7389
Interior design services	I7389
Industrial design services	I7389
Other specialized design services	I7389
Other services related to advertising	I7389
Welcoming services	I7389
Sign painting & lettering shop	I7389
Translation & interpretation services	I7389
All other professional, scientific, & technical services	I7389
Telephone answering services (except voice mailbox)	I7389
Telemarketing bureaus	I7389
Private mall centers	I7389
Recovery & repossession services	I7389
All other business support services	I7389
Convention & visitors bureaus	I7389
Reservation systems: hotels & restaurants	I7389
Swimming pool clearing & maintenance	I7389
Packaging & labeling services	I7389
Convention & trade show organizers	I7389
All other support services	I7389
Trading stamp services	I7389
Water softening & conditioning services	I7389
Other miscellaneous support services	I7389
Agents & brokers for nonperforming artists	I7389
Ball bonding	I7389
Automotive Rental And Leasing, Without Drivers	I751
Truck rental services, without drivers	I7513
Truck, utility trailer, & RV rental & leasing	I7513
Truck rental	I7513
Truck leasing	I7513
Passenger car rental	I7514
Passenger car rental	I7514
Passenger car leasing	I7515
Passenger car leasing	I7515
Utility trailer & recreational vehicle rental	I7519
Utility trailer & RV (recreational vehicle) rental & leasing	I7519
Automobile parking	I752
Parking lots & garages	I7521
Automotive repair shops	I753
Top, body, & upholstery repair shops & paint shops	I7532
Automotive body, paint, & interior repair & maintenance	I7532
Paint or body repair shops	I7532
Van conversion services	I7532
Upholstery & interior repair shops	I7532
Automotive exhaust system repair shops	I7533
Automotive exhaust system repair	I7533
Tire retreading & repair shops	I7534
Tire retreading	I7534
Tire repair shops	I7534
Automotive glass replacement shops	I7536
Automotive glass replacement shops	I7536
Automotive transmission repair shops	I7537
Automotive transmission repair	I7537
General automotive repair shops	I7538
General automotive repair	I7538
Automotive repair shops, n.e.c.	I7539
Other automotive mechanical & electrical repair & maintenance	I7539
Carburetor repair shops	I7539
Brake, front end, & wheel alignment	I7539
Electrical repair shops, motor vehicle	I7539
Radiator repair	I7539
All other motor vehicle repair shops	I7539
Automotive Services, Except Repair	I754
Carwashes	I7542
Automotive services, except repair & carwashes	I7549
Motor vehicle towing	I7549
Automotive oil change & lubrication shops	I7549
All other motor vehicle services (except repair & carwashes)	I7549
Electrical Repair Shops	I762
Radio & television repair shops	I7622
Consumer electronics repair & maintenance	I7622
Telecommunication equipment repair	I7622
Refrigeration & air-conditioning service & repair shops	I7623
Commercial refrigeration equipment repair	I7623
Refrigeration & AC service & repair shops (exc commercial)	I7623
Electrical & electronic repair shops,	I7629
Business & office machine repair, electrical	I7629
Telephone set repair	I7629
Electrical equipment repair & maintenance, incl medical equipment	I7629
Consumer equip repair (exc computer, television, VCR, & stereo)	I7629
Electric appliance & washing machine repair	I7629
Watch, clock, & jewelry repair	I763
Watch, clock, & jewelry repair	I7631
Reupholstery & furniture repair	I764
Reupholstery & furniture repair	I7641
Miscellaneous Repair Shops And Related Services	I769
Welding repair	I7692
Armature rewinding shops	I7694
Motor & generator mfg (pt)	I7694
Armature rewinding & repair shops	I7694
Repair shops & related services, n.e.c.	I7699
Ship scaling	I7699
Locksmiths	I7699
Other services to buildings & dwellings	I7699
Furnace, duct, chimney, & gutter cleaning	I7699
Drain cleaning	I7699
Cesspool cleaning, sewer cleaning, & rodding	I7699
Typewriter repair	I7699
Dental/lab Instrument/oth precision equip repair (exc typewriter)	I7699
Industrial machines & equipment repair	I7699
Home & garden equipment repair & maintenance (exc consumer equip)	I7699
Nonelectrical appliances & other nonelectronic equipment repair	I7699
Leather goods, luggage, & pocketbook repair	I7699
All other repair & related services	I7699
Motion Picture Production And Allied Services	I781
Motion picture & video tape production	I7812
Motion picture production (except for television)	I7812
Motion picture & video production for television	I7812
Services allied to motion picture production	I7819
Prerecorded CD (except software), tape, & record reproducing (pt)	I7819
Teleproduction & other postproduction services	I7819
Services allied to motion picture production	I7819
Wardrobe rental	I7819
Motion picture equipment rental	I7819
Talent payment services	I7819

18

Schedule V - SIC Codes

CATEGORY DESCRIPTION	SIC CODE

Casting bureaus	I7819
Independent motion picture production artists & technicians	I7819
Motion Picture Distribution And Allied Services	I782
Motion picture & video tape distribution	I7822
Prerecorded video tapes whale	I7822
Motion picture & video distribution	I7822
Motion picture film exchanges	I7822
Film or tape distribution for television	I7822
Services allied to motion picture distribution	I7829
Services allied to film & video distribution	I7829
Motion picture theaters	I783
Motion picture theaters (except drive-ins)	I7832
Drive-in motion picture theaters	I7833
Drive-in motion picture theaters	I7833
Video tape rental	I784
Video tape & disk rental	I7841
Amusement and recreation services	I79
Dance studios, schools, and halls	I791
Dance studios, schools, & halls	I7911
Dance schools (including children’s & professionals’)	I7911
Dance studios & halls	I7911
Theatrical producers (except motion picture) bands, orchestras, and entertainers	I792
Theatrical producers (exc movie) & misc theatrical services	I7922
Producers of taped radio programs	I7922
Theatrical equipment rental	I7922
Casting agencies	I7922
Theatrical ticket agencies	I7922
Theater companies & dinner theaters	I7922
Opera companies	I7922
Theater companies	I7922
Theater operators	I7922
Promoters of performing arts, sports, & similar events w/o facil	I7922
Producers of radio & TV (except tape producers)	I7922
Theatrical promoters	I7922
Theatrical agents	I7922
Bands, orchestras, actors, oth entertainers & entertainment group	I7929
Dance companies	I7929
Musical group & artists	I7929
Symphony orchestras & chamber music organizations	I7929
Other music groups & artists	I7929
Other performing arts companies (except circuses)	I7929
Actors & actresses	I7929
Bowling centers	I793
Bowling centers	I7933
Commercial sports	I794
Professional sports clubs, managers, and promoters	I7941
Sports teams & clubs	I7941
Football clubs	I7941
Baseball clubs	I7941
Other professional sports clubs	I7941
Stadium operators	I7941
Sports promoters	I7941
Sports agents	I7941
Racing, including track operation	I7948
Racetracks	I7948
Dog racetrack operation	I7948
Auto racetrack operation	I7948
Horse racetrack operation	I7948
Racing (except racetrack operation)	I7948
Miscellaneous amusement and recreation services	I799
Physical fitness facilities	I7991
Gymnasiums, athletic clubs, & physical fitness centers	I7991
Public golf courses %	I7992
Public golf courses	I7992
Coin-operated amusement devices	I7993
Amusement arcades	I7993
Slot machine operators	I7993
Coin-operated amusement devices (except slot machine operation)	I7993
Amusement parks	I7996
Amusement & theme parks	I7996
Waterparks	I7996
Amusement parks (except waterparks)	I7996
Membership sports & recreation clubs	I7997
Membership golf clubs	I7997
Membership recreation clubs with facilities	I7997
Membership sports & recreation clubs without facilities	I7997
Amusement & recreation services, n.e.c. %	I7999
Scenic railroads	I7999
Charter fishing & party fishing boats	I7999
Aerial tramways (scenic or sightseeing) & cable lifts	I7999
Recreational goods rental	I7999
Sports & recreation ticket agencies	I7999
Sports & recreation Instruction	I7999
Circuses	I7999
Professional athletes	I7099
Promoters of performing arts, sports, & similar events w/o facil	I7999
Carnivals (except traveling carnival companies)	I7999
Fairs (state, county, etc.)	I7999
Caverns & miscellaneous commercial parks	I7999
Casinos (except casino hotels)	I7999
Lottery, bingo, bookie, & other betting operation	I7999
Skiing facilities	I7999
Fitness & recreational sports centers	I7999
Nonmembership recreation facilities	I7999
Ice skating rinks	I7999
Roller skating rinks	I7999
All other amusement & recreation Industries	I7999
Concession operators of amusement devices & rides	I7999
Miniature golf courses	I7999
All other miscellaneous amusement & recreation services	I7999
Health services	I80
Offices and clinics of doctors of medicine	I801
Offices & clinics of doctors of medicine	I8011
Offices of doctors of medicine (except mental health specialists)	I8011
Offices of doctors of medicine, mental health specialists	I8011
HMO medical centers	I8011
Freestanding ambulatory surgical & emergency centers	I8011
Offices and clinics of dentists	I802
Offices & clinics of dentists	I8021
Offices of dentists	I8021
Offices & clinics of doctors of osteopathy	I803
Offices of doctors of osteopathy (exc mental health specialists)	I8031
Offices of doctors of osteopathy, mental health specialists	I8031
Offices And Clinics Of Other Health Practitioners	I804
Offices of chiropractors	I8041
Offices & clinics of optometrists	I8042
Offices of optometrists	I8042
Offices & clinics of podiatrists	I8043
Offices of podiatrists	I8043
Offices & clinics of health practitioners, n.e.c.	I8049
Offices of mental health practitioners (except physicians)	I8049
Offices of physical, occup, & speech therapists & audiologists	I8049
Speech therapists & audiologists	I8049
Physical & occupational therapists	I8049
Offices of all other miscellaneous health practitioners	I8049
Nursing and personal care facilities	I805
Skilled Nursing Care Facilities	I8051
Intermediate Care Facilities	I8052
Nursing and Personal Care Facilities, Not Elsewhere Classified	I8053
Hospitals	I806
General medical & surgical hospitals	I8062
General medical & surgical hospitals (except government)	I8062
Psychiatric hospitals	I8063
Psychiatric hospitals (except government)	I8063
Specialty hospitals, except psychiatric	I8069
Children’s hospitals (except government)	I8069
Substance abuse hospitals (except government)	I8069
Specialty (exc psychiatric & abuse, except government) hospitals	I8069
Medical & Dental laboratories	I807
Medical laboratories	I8071
Diagnostic imaging centers	I8071
Dental laboratories	I8072
Dental laboratories	I8072
Home health care services	I808
Home health care services	I8082
Home health care services	I8082
Miscellaneous health and allied services, not elsewhere classified	I809
Kidney dialysis centers	I8092
Kidney dialysis centers	I8092
Specialty outpatient facilities, n.e.c.	I8093
Family planning centers (except childbirth preparation)	I8093
Outpatient mental health & substance abuse centers	I8093
All other outpatient care centers	I8093
Health & allied services, n.e.c. %	I8099
Medical artists	I8099
Medical photography	I8099
Childbirth preparation classes	I8099
Blood & organ banks	I8099
All other miscellaneous ambulatory health care services	I8099
Legal services	I81
Legal services	I811
Legal services	I8111
Offices of lawyers (except legal aid societies)	I8111
Educational services	I82
Elementary & Secondary Schools	I821
Elementary & Secondary Schools	I8211
Colleges, Universities, Professional Schools	I822
Collages, Universities, Professional Schools	I8221
Junior Colleges and Technical Institutes	I8222
Libraries	I823
Libraries	I8231
Libraries & archives	I8231
Vocational schools	I824
Data processing schools	I8243
Computer training	I8243
Computer repair training	I8243
Business & secretarial schools	I8244
Business & secretarial schools	I8244

19

Schedule V - SIC Codes

CATEGORY	SIC
DESCRIPTION	CODE

Vocational schools, n.e.c.	I8249
Aviation schools (except flying Instruction)	I8249
Apprenticeship training	I8249
Other trade & technical schools	I8249
Other tech & trade schools (exc computer repair & truck driving)	I8249
Truck driving schools	I8249
Schools and educational services, not elsewhere classified	I829
Schools & educational services, n.e.c.	I8299
Professional & management development training	I8299
Flying instruction	I8299
Art, drama, & music schools	I8299
Language schools	I8299
Exam preparation & tutoring	I8299
Automobile driving schools	I8299
All other miscellaneous schools & instruction	I8299
Educational support serv (exc test development & evaluation serv)	I8299
Social services	I83
Individual and family social services	I832
Individual & family social services	I8322
Child & youth services (exc scouting & related youth devop org)	I8322
Services for the elderly & persons with disabilities	I8322
Other Individual & family services	I8322
Community food services	I8322
Temporary shelters	I8322
Other community housing services	I8322
Emergency & other relief services	I8322
Job training and vocational rehabilitation services	I833
Job training & vocational rehabilitation services	I8331
Vocational rehabilitation services	I8331
Child daycare services	I835
Child daycare services	I8351
Child day care services (except babysitting services)	I8351
Residential care	I836
Residential care	I8361
Residential mental health & substance abuse facilities	I8361
Homes for the elderly	I8361
Other residential care facilities	I8361
Social services, not elsewhere classified	I839
Social services, not elsewhere classified	I8399
Museums, art galleries, and botanical and zoological gardens	I84
Museums and art galleries	I841
Museums & art galleries	I8412
Museums	I8412
Historical sites	I8412
Arboreta and botanical or zoological gardens	I842
Arboreta & botanical or zoological gardens	I8422
Zoos & botanical gardens	I8422
Nature parks & reserves	I8422
Membership organizations	I86
Business Associations	I861
Business Associations	I8611
Professional Membership Organizations	I862
Professional Membership Organizations	I8621
Labor Unions And Similar Labor Organizations	I863
Labor Unions And Similar Labor Organizations	I8631
Civic, Social, And Fraternal Associations	I864
Civic, Social, And Fraternal Associations	I8641
Political Organizations	I865
Political Organizations	I8651
Religious Organizations	I866
Religious Organizations	I8661
Membership organizations, not elsewhere classified	I869
Membership organizations, n.e.c.	I8699
Automobile clubs	I8699
Engineering, accounting, research, management, and related services	I87
Engineering, Architectural, Surveying Service	I871
Engineering services	I8711
Architectural services	I8712
Architectural services	I8712
Surveying services	I8713
Geophysical surveying & mapping, services (pt)	I8713
Surveying services	I8713
Accounting, auditing, & bookkeeping services	I872
Offices of certified public accountants	I8721
Payroll services (except talent payment services)	I8721
Other accounting services	I8721
Research, development, and testing services (except noncommercial research organiz	I873
Commercial physical & biological research	I8731
R&D in the physical, engineering, & life sciences	I8731
Commercial R&D in the physical & engineering sciences	I8731
Commercial R&D in the life sciences	I8731
Commercial economic, sociological, & educational research	I8732
Commercial R&D in the social sciences & humanities	I8732
Marketing research & public opinion polling	I8732
Testing laboratories	I8734
Testing laboratories	I8734
Management and public relations services	I874
Management services	I8741
Single-family housing construction (pt)	I8741
Multifamily housing construction (pt)	I8741
Mfg & Industrial building construction (pt)	I8741
Commercial & Institutional building construction (pt)	I8741
Highway & street construction (pt)	I8741
Bridge & tunnel construction (pt)	I8741
Water, sewer, & pipeline construction (pt)	I8741
Power & communication transmission line construction (pt)	I8741
Industrial nonbuilding structure construction (pt)	I8741
All other heavy construction (pt)	I8741
Office administrative services	I8741
Management consulting services	I8742
Administrative management & general management consulting service	I8742
Human resources & personnel management consulting	I8742
Marketing consulting services	I8742
Process, physical distribution, & logistics consulting services	I8742
Public relations services	I8743
Public relations agencies	I8743
Facilities support management services	I8744
Facilities support services	I8744
Business consulting services, n.e.c.	I8748
All other management consulting services	I8748
Economic and related consulting services	I8748
Economic or Industrial planning or development organization	I8748
Educational test development & evaluation services	I8748
Private Households	I88
Private Households	I881
Private Households	I8811
Miscellaneous Services, Not Classified Elsewhere	I899
Record production	I8999
Integrated record production/distribution	I8999
Music publishing (except sheet music & music book publishing)	I8999
All other Information services	I8999
Actuarial consulting	I8999
Environmental consulting services	I8999
Scientific & related cons serv (exc environmental & actuarial)	I8999
Authors, composers, & other arts-related services	I8999
Public Administration	J
Executive, Legislative, and General Government except Finance	J91
Executive, Offices	J911
Executive Offices	J9111
Legislative Bodies	J912
Legislative Bodies	J9121
Executive and Legislative Bodies Combined	J913
Executive and Legislative Bodies Combined	J9131
General Gov’t - Not Elsewhere Classified	J919
General Gov’t - Not Elsewhere Classified	J9199
Justice, Public Order and Safety	J92
Courts	J921
Courts	J9211
Public Order and Safety	J922
Police Protection	J9221
Legal Counsel and Prosecution	J9222
Correctional Institutions	J9223
Fire Protection	J9224
Public Order and Safety - Not Elsewhere Classified	J9229
Public Finance, Taxation, Monetary Policy	J93
Public Finance, Taxation, And Monetary Policy	J931
Public Finance, Taxation, And Monetary Policy	J9311
Administration of Human Resource Programs	J94
Administration Of Educational Programs	J941
Administration Of Educational Programs	J9411
Administration Of Public Health Programs	J943
Administration Of Public Health Programs	J9431
Administration Of Social, Human Resource	J944
Administration Of Social, Human Resource	J9441
Administration Of Veteran’s Affairs except Health Insurance	J945
Administration Of Veteran’s Affairs except Health Insurance	J9451
Administration of Environmental Quality and Housing Programs	J95
Administration Of Environmental Quality	J951
Air and Water Resource and Solid Waste Management	J9511
Land, Mineral, Wildlife, and Forest Conservation	J9512
Administration Of Housing And Urban Programs	J953
Administration of Housing Programs	J9531
Administration of Urban Planning and Community and Rural Development	J9532
Administration of Economic Programs	J96
Administration Of General Economic Programs	J961
Administration Of General Economic Programs	J9611
Regulation And Administration Of Transportation	J962
Regulation And Administration Of Transportation	J9621
Regulation and Administration of Communications, Electric, Gas, and Other Utilities	J963
Regulation and Administration of Communications, Electric, Gas, and Other Utilities	J9631
Regulation of Agricultural Marketing and Commodities	J964
Regulation of Agricultural Marketing and Commodities	J9641
Regulation, Licensing, and Inspection of Miscellaneous Commercial Sectors	J965
Regulation, Licensing, and Inspection of Miscellaneous Commercial Sectors	J9651
Space Research And Technology	J966
Space Research And Technology	J9661
National Security and International Affairs	J97
National Security	J971

20

Schedule V - SIC Codes

CATEGORY	SIC
DESCRIPTION	CODE

National Security	J9711
International Affairs	J972
International Affairs	J9721
Non-Classifiable Establishments	J99
Nonclassifiable Establishments	J999
Nonclassifiable Establishments	J9999

21

SCHEDULE VII
To Second Amended and Restated
Revolving Credit Agreement

APPROVED SELLERS AND PURCHASE AND SALE AGREEMENTS

Approved Sellers

Fair Finance Company

Efinancingsolutions (EFS)

Combined Acceptance Corporation (CAC) a/k/a Surgeryloans.com

Fair Finance, LLC

FCC Finance, LLC

Highlands Premier Acceptance Corporation

“Approved Purchase and Sale Agreements” include any “purchase and sale agreement” (or the like) among Summit Consumer Receivables Fund, L.P., as “purchaser,” any of the entities listed on this schedule as Approved Sellers, as “seller,” and any other parties thereto.

VII-1

SCHEDULE VIII
To Second Amended and Restated
Revolving Credit Agreement

APPROVED ASSET/PRODUCT CLASSES

Appliances

Elective Cosmetic Surgery & Dentistry

Furs sold Retail

Jewelry

Residential Alarm Systems (not the monitoring)

Orthopedic Beds

Mobility Scooters

Furniture

Heating and Air Conditioning

Home Entertainment Systems

Above Ground Pools and Spas

Tanning Beds

Water Conditioning Systems

Piano and Organ Retailers

Home Improvement: Garage Doors, Siding, Windows, Patio Enclosures, HVAC, Carpet and Flooring, and other home improvement products/services

Cemetery Burial Plots and At Need Funeral (headstones, urns and caskets)

VIII-1

SCHEDULE IX
To Second Amended and Restated
Revolving Credit Agreement

APPROVED SUB-SERVICERS

Fair Finance Company

Duvera Financial

Lyon Financial Services, Inc.

FCC Finance, LLC

IX-1